                               Consulting Group
                                  Since 1973

                               Consulting Group
                             Capital Markets Funds
                 Large Capitalization Value Equity Investments
                    Large Capitalization Growth Investments
                           S&P 500 Index Investments
                     Intermediate Fixed Income Investments
                          Long-Term Bond Investments
                          Municipal Bond Investments
                          Mortgage Backed Investments
                            High Yield Investments
                     Multi-Sector Fixed Income Investments
                         Government Money Investments

Annual Report                                                           TRAK(R)
August 31, 2000                         Personalized Investment Advisory Service

          NOT FDIC INSURED  .  NOT BANK GUARANTEED  .  MAY LOSE VALUE

Table of Contents

SHAREHOLDER LETTER....................................................................................          1

CONSULTING GROUP CAPITAL MARKETS FUNDS

 LARGE CAPITALIZATION VALUE EQUITY INVESTMENTS........................................................          4

 LARGE CAPITALIZATION GROWTH INVESTMENTS..............................................................          6

 S&P 500 INDEX INVESTMENTS............................................................................          8

 INTERMEDIATE FIXED INCOME INVESTMENTS................................................................         10

 LONG-TERM BOND INVESTMENTS...........................................................................         12

 MUNICIPAL BOND INVESTMENTS...........................................................................         14

 MORTGAGE BACKED INVESTMENTS..........................................................................         16

 HIGH YIELD INVESTMENTS...............................................................................         18

 MULTI-SECTOR FIXED INCOME INVESTMENTS................................................................         20

 GOVERNMENT MONEY INVESTMENTS.........................................................................         22

SCHEDULES OF INVESTMENTS..............................................................................         26

BOND RATINGS..........................................................................................         93

STATEMENTS OF ASSETS AND LIABILITIES..................................................................         94

STATEMENTS OF OPERATIONS..............................................................................         96

STATEMENTS OF CHANGES IN NET ASSETS...................................................................         98

NOTES TO FINANCIAL STATEMENTS.........................................................................        102

FINANCIAL HIGHLIGHTS..................................................................................        113

INDEPENDENT AUDITORS' REPORT..........................................................................        119

TAX INFORMATION.......................................................................................        120

Consulting Group
Capital Markets Funds

DEAR SHAREHOLDERS:
Most major market indices reached record levels during the 1990s. Led by the boom in the technology sector and the continued economic expansion, which began in March 1991, the stock market closed the decade at new highs. In the year 2000, these record levels of valuation have been accompanied by record levels of volatility. In fact, year-to-date through September 30th, the Nasdaq Composite Index, which is heavily weighted toward technology issues, witnessed 55 days of performance up or down 2% from the previous day's close. This is almost a third of the 169 trading days for the year and demonstrates a trend across most major indices.

The catalysts for this volatility have changed over the past six months. Earlier in the year, investors were focusing on the Federal Reserve Board ("Fed") and a series of interest rate hikes. Once a clearer economic picture emerged, the markets stabilized and even rebounded before new fears about the three E's - Earnings, Energy and the Euro - emerged.

U.S. MARKET OVERVIEW/1/
These conflicting currents have produced some abrupt course changes for the stock market. In the spring, nervousness about interest rates and corporate earnings took its toll on the U.S. stock market. Strong corporate earnings did not stop investors from fretting about the prospects for future earnings. Early in the year, many analysts worried the Fed would need to push interest rates sharply higher to curb inflation, leading to slower growth and weaker earnings. The bearish trend spread to the broader market and overseas after several key economic reports appeared to point to mounting inflationary pressures. In fact, a major correction appeared to be in the making, triggered by a sharp downturn in the previously red-hot computer and Internet stocks. The tech-heavy Nasdaq Composite Index plunged more than 27% in the first two weeks of April, breaking a bull run that saw its value more than triple in less than two years. As the second quarter progressed, signs of a possible economic slowdown emerged. From that point, the market stabilized, then managed to recoup some, though not all, of its losses. After a sluggish July, the market rallied strongly in August on the improved interest rate outlook.

September, however, proved to be the year's cruelest month, as investors faced disappointing earnings announcements from a string of high-profile firms. Hardest hit was the technology sector, which had appeared to be slowly recuperating from its dramatic slide earlier in the year. With many tech stocks still at historically high valuations investors reacted harshly to warnings of slower PC sales and sluggish Internet revenue growth. A surge in oil prices also gave investors something else to worry about. Crude prices briefly neared $40 a barrel in mid-September.

The net result of the summer's twists and turns: the Standard & Poor's 500 Index posted a return of a negative 0.97% for the quarter, putting it slightly in negative territory for the year, with a negative 1.39% return. On the brighter side, the U.S. bond market posted modest gains, despite the rise in oil prices. Investors were impressed by signs that a slowing economy might allow the Fed to avoid further interest rate hikes this year. The yield on the 10-year Treasury note fell to 5.79% from 6.01% at the end of June. Fed policymakers, for their part, stood pat during the most recent quarter, leaving the key federal funds rate at 6.50%. Longer-term bonds, which staged a strong rally earlier in the year in anticipation of slower growth, registered more modest gains in the third quarter. The Lehman Brothers Aggregate Bond Index returned 3.02% for the quarter and 7.12% for the year-to-date.

--------
/1/    All information is through September 30, 2000, unless otherwise noted.

INTERNATIONAL MARKET OVERVIEW/2/
Foreign equity markets fell more sharply, and those losses were magnified by the strength of the U.S. dollar, which hit a record high against Europe's common currency, the euro. Morgan Stanley Capital International's ("MSCI") Europe, Australia and the Far East, or EAFE, Index suffered a 8.01% loss in dollar terms during the quarter, bringing its year-to-date return to a negative 11.64%. Since its launch at the beginning of 1999, the euro has dropped more than 25% against the dollar.

The euro's woes appeared to reach a climax in the third quarter, as the currency fell to a record low on September 20th, prompting a joint rescue mission by the world's major central banks. This effort, plus a boost in short-term interest rates by the European Central Bank, appeared to stabilize the euro as the quarter ended. The MSCI Europe Index posted a negative 7.25% return for the quarter in dollar terms and a loss of 9.99% year to date.

In Asia, nagging doubts about Japan's economic recovery were not dispelled by the Bank of Japan's decision in August to lift its key short-term rate, the discount rate, from 0.25% to 0.50%. The MSCI Japan Index showed a return of a negative 10.44% in dollar terms for the quarter and a return of a negative 15.20% for the year.

Elsewhere, the slump in U.S. computer stocks spilled over into the tech-heavy markets of Southeast Asia, while the jump in oil prices rattled equity investors throughout the emerging world. The result was a negative 13.00% return for the quarter on the MSCI Emerging Markets Free Index, bringing its year-to-date return to a negative 19.95%.

CONSULTING GROUP ASSET ALLOCATION
The volatility witnessed so far this year highlights the need for diversification. The Consulting Group Asset Allocation Committee ("Committee") meets each month for a formal review of economic and market data and then determines any recommended course of action. During the last six months, the Committee has recommended three adjustments that may impact your Portfolio. Your Financial Consultant is in the best situation to provide advice and guidance in interpreting your personalized asset allocation.

CONSULTING GROUP CAPITAL MARKETS FUNDS
During the year ended August 31, 2000, the Portfolios generally performed in line with their respective benchmarks. A complete review of each Portfolio immediately follows this letter.

Finally, it is hard to predict the next turn in the market. Although risk is unavoidable in the stock market, a prudent investment strategy like TRAK can help reduce the impact of volatility. With the TRAK program you have the expertise and guidance of your Financial Consultant, Consulting Group and a premier group of advisors

-------
/2/   All information is through September 30, 2000, unless otherwise noted.

to assist you in meeting your goals. As always, if you should have any questions or comments about the Consulting Group Capital Markets Funds, your Financial Consultant remains ready to assist you.

Sincerely,

/s/ Heath B. McLendon                      /s/ Frank L. Campanale

Heath B. McLendon                          Frank L. Campanale
Chairman                                   Investment Officer


September 30, 2000

Large Capitalization
Value Equity Investments

ABOUT THE SUB-ADVISORS

 .  The Boston Company Asset
   Management, Inc.
Seeks total return by investing in portfo-lios of highly liquid common stocks that in its opinion have above average appre-ciation potential. The sub-advisor employs an active portfolio management style using a proprietary quantitative model to identify those companies which demonstrate characteristics of both value and positive market momentum.

 .  Chartwell Investment Partners
Employs "top-down" and "bottom-up"
management techniques in managing its
portion of the Portfolio's assets.
Chartwell focuses on a combination of
low price-to-sales, price-to-earnings,
price-to-cash flow and price-to-book
ratios, along with a preference for pre-mium yielding issues. The sub-advisor then shifts its focus to identifying those compa-nies with evidence of a major catalyst for change.

 .  Parametric Portfolio Associates
Seeks to track the performance of the
Russell 1000 Value Index. The sub-advisor uses a quantitative process to identify stocks which the firm believes are underpriced relative to their underlying value. The sub-advisor then looks for companies from that list with rising earnings expectations, reasonable valua-tions and positive market momentum through an analysis of the company's fun-damentals, including factors such as revenues, cash flow, earnings and analyst ratings. The sub-advisor designs the port-folio to have a risk profile similar to that of the Russell 1000 Value Index.

 .  Barclays Global Fund Advisors
A passive, index-based manager which
uses a quantitative investment approach
to create a portfolio which fully repli-cates the performance of the Russell
1000 Value Index.

Large Capitalization Value Equity Investments ("Portfolio") is advised by The Boston Company Asset Management, Inc. ("Boston Co."), Chartwell
Investment Partners ("Chartwell"), Parametric Portfolio Associates ("Parametric") and Barclays Global Fund Advisors ("Barclays"). Given the recent market volatility, Consulting Group believes this Portfolio has per-formed in-line with expectations, while the longer-term performance numbers reflect the Portfolio's previous strategy. The Portfolio returned 4.00% for the year versus the Russell 1000 Value Index return of 4.14%, the Portfolio's benchmark.

The Boston Co. and Chartwell acted as the Portfolio's active advisors, while Parametric undertook the quantitative risk-controlled allocation and Barclays was responsible for the passive allocation of the Portfolio. During the year, Consulting Group reduced the quantitative allocation of the Portfolio and increased both the active and passive allocations.

Going forward, Consulting Group will continue to monitor the allocation among the advisors and make adjustments to meet the current market envi-ronment. The advisors will stay fully invested within the large capitalization value sector. The Boston Co. and Chartwell, each with approximately 20% of the Portfolio's assets will continue as active advisors. Parametric, with approximately 10% of the Portfolio's assets will continue to apply a risk-based, quantitative model in search of large capitalization value investments and Barclays will continue to manage the assets in full replication of the Russell 1000 Value Index.

The following graphs depict the performance of the Large Capitalization Value Equity Investments vs. the Russell 1000
Value Index/1/ and the Lipper
Large Cap Value Fund Average/2/.

--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE SINCE INCEPTION THROUGH AUGUST 31, 2000 (unaudited)
LARGE CAPITALIZATION VALUE EQUITY INVESTMENTS
Comparison of $10,000 Investments in the Portfolio with the Russell 1000 Value Index and the Lipper Large Cap Value Fund Average
--------------------------------------------------------------------------------

                                    [GRAPH]

               Large             Large
           Capitalization    Capitalization                         Lipper
            Value Equity      Value Equity                         Large Cap
            Investments       Investments       Russell 1000      Value Fund
          (With TRAK Fee)* (Without TRAK Fee)    Value Index        Average
--------------------------------------------------------------------------------
11/18/91      10,000             10,000            10,000           10,000
8/31/92       10,834             10,963            11,496           11,106
8/31/93       11,660             11,977            14,588           13,007
8/31/94       11,726             12,226            15,008           13,708
8/31/95       13,416             14,200            17,881           16,070
8/31/96       15,163             16,292            21,018           18,822
8/31/97       20,765             22,646            29,327           25,543
8/31/98       20,466             22,653            30,470           25,724
8/31/99       25,480             28,625            39,635           34,010
8/31/2000     26,109             29,770            47,617           37,353

The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE FOR THE THREE-YEAR PERIOD ENDED AUGUST 31, 2000
(unaudited)
LARGE CAPITALIZATION VALUE EQUITY INVESTMENTS
Comparison of $10,000 Investment in the Portfolio with the Russell 1000 Value Index and the Lipper Large Cap Value Fund Average
--------------------------------------------------------------------------------

                                    [GRAPH]

               Large             Large
           Capitalization    Capitalization                         Lipper
            Value Equity      Value Equity                         Large Cap
            Investments       Investments       Russell 1000      Value Fund
          (With TRAK Fee)* (Without TRAK Fee)    Value Index        Average
--------------------------------------------------------------------------------
8/97          10,000             10,000             10,000          10,000
8/98          13,495             13,902             10,390          10,071
8/99          16,801             17,567             13,515          13,315
8/00          12,574             13,146             14,076          14,624

The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

---------------------------------------------------
Portfolio Highlights#
---------------------------------------------------

                                  [PIE CHART]

Composition of portfolio as of
August 31, 2000

Bank 10.6%

Computers 4.1%

Diverified Financial Services 9.1%

Electric 4.6%

Insurance 6.2%

Media 4.4%

Oil & Gas Producers 8.8%

Pharmaceuticals 5.1%

Telecommunications 9.8%

Other 37.3%

--------------------------------------------------------------------------------
LARGE CAPITALIZATION VALUE EQUITY INVESTMENTS
Average Annual Total Returns for Period Through August 31, 2000
--------------------------------------------------------------------------------

Class A Shares                 Without TRAK Fee               With TRAK Fee*
--------------------------------------------------------------------------------
Since inception (11/18/91)         13.21%                         11.53%
5 year                             15.96                          14.24
3 year                              9.55                           7.93
1 year                              4.00                           2.47

================================================================================


                    See pages 24 and 25 for all footnotes.

Large Capitalization
Growth Investments

ABOUT THE SUB-ADVISORS

 .  Provident Investment Counsel Inc.
Employs an active management style and
seeks to focus on companies whose
earnings are growing at a faster rate
than the average rate of earnings growth of companies comprising Standard &
Poor's 500 Index. It identifies possible investments based on sales and earnings growth, high return on equity and profit margin. The sub-advisor uses portfolio analysis to further narrow this list by considering factors such as the quality of management, company goals and propri-etary positioning of products. It generally sells a security when its price or price-to-earnings ratio reaches set objectives or there is a fundamental change in the company's earnings.

 .  TCW Investment Management Co.
Seeks to maximize capital appreciation
while adhering to discipline designed to protect capital from permanent loss.
Their investment philosophy stresses
investment in high-quality companies
with opportunities for growth that are
not fully reflected in stock market valua-tions. TCW utilizes a "bottom-up" investment strategy that focuses prima-rily on assessing the operating prospects of each prospective holding. Companies targeted for investment typically are those believed to have strong and endur-ing business models and inherent advantages over their competitors.

 .  Barclays Global Fund Advisors
A passive, index-based manager which
uses a quantitative investment approach
to create a portfolio which fully repli-cates the performance of the Russell
1000 Growth Index.

Large Capitalization Growth Investments ("Portfolio") is advised by Provident Investment Counsel Inc. ("Provident"), TCW Investment
Management Co. ("TCW") and Barclays Global Fund Advisors ("Barclays"). The Portfolio returned 34.31% for the year versus the Russell 1000 Growth Index return of 33.44%, the Portfolio's benchmark.

Provident and TCW were the Portfolio's active advisors, while Barclays was responsible for the passive allocation of the Portfolio. In January 2000, Consulting Group recommended, and the Board of Trustees agreed, to retain
TCW as an additional active advisor. During the year, Consulting Group also reduced the Portfolio's passive allocation and increased the active alloca-tion through the hiring of TCW.

Going forward, Consulting Group will continue to monitor the allocation among the advisors and make adjustments to meet the current market envi-ronment. The advisors will stay fully invested within the large capitalization growth sector. Currently, Provident holds approximately 20% of the Portfolio's assets. TCW, with approximately 20% of the Portfolio's assets, will remain as an active advisor, while Barclays, with approximately 60% of the Portfolio's assets, will remain as a full replication of the Russell 1000 Growth Index.

In August, Consulting Group downgraded Provident from four to two dia-monds. This downgrade was based on several significant concerns including changes made to the firm's investment process.

The following graphs depict the performance of the Large Capitalization Growth Investments vs. the Russell 1000 Growth Index/3/ and the Large Cap Growth Fund Average/4/.

--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE SINCE INCEPTION THROUGH AUGUST 31, 2000 (unaudited)
LARGE CAPITALIZATION GROWTH INVESTMENTS
Comparison of $10,000 Investment in the Portfolio with the Russell 1000 Growth Index and the Lipper Large Cap Growth Fund Average

--------------------------------------------------------------------------------

                                    [GRAPH]

               Large             Large
           Capitalization    Capitalization                         Lipper
              Growth            Growth                             Large Cap
            Investments       Investments       Russell 1000     Growth Fund
          (With TRAK Fee)* (Without TRAK Fee)   Growth Index        Average
--------------------------------------------------------------------------------
11/18/91        10,000          10,000             10,000           10,000
8/92            10,970          11,100             11,075           10,640
8/93            11,887          12,210             11,961           12,653
8/94            11,997          12,510             12,740           13,188
8/95            14,454          15,300             15,879           16,106
8/96            16,075          17,272             18,798           18,125
8/97            21,770          23,744             26,199           24,306
8/98            23,123          25,600             28,361           25,431
8/99            33,323          37,450             42,068           38,088
8/31/2000       44,094          50,298             56,143           53,217

The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE FOR THE THREE-YEAR PERIOD ENDED
AUGUST 31, 2000 (unaudited) LARGE CAPITALIZATION GROWTH INVESTMENTS
Comparison of $10,000 Investment in the Portfolio with the Russell 1000 Growth Index and the Lipper Large Cap Growth Fund Average
--------------------------------------------------------------------------------

                                    [GRAPH]

               Large             Large
           Capitalization    Capitalization                         Lipper
              Growth            Growth                             Large Cap
            Investments       Investments       Russell 1000     Growth Fund
          (With TRAK Fee)* (Without TRAK Fee)   Growth Index        Average
--------------------------------------------------------------------------------

8/97          10,000             10,000            10,000            10,000
8/98          10,622             10,751            15,088            10,463
8/99          15,307             15,772            22,379            20,406
8/00          20,255             21,183            22,379            28,511

The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.


---------------------------------------------
Portfolio Highlights#
---------------------------------------------

Composition of portfolio as of
August 31, 2000

             [PIE CHART]

Biotechnology                           4.0%
Computers                              10.4%
Diversified Financial Services          3.7%
Miscellaneous Manufacturing             4.7%
Pharmaceuticals                         9.4%
Retail                                  5.0%
Semiconductors                         14.7%
Software                               10.8%
Telecommunication Equipment            18.1%
Other                                  19.2%


--------------------------------------------------------------------------------
LARGE CAPITALIZATION GROWTH INVESTMENTS
Average Annual Total Returns for Period Through August 31, 2000
--------------------------------------------------------------------------------


Class A Shares                 Without TRAK Fee               With TRAK Fee*
--------------------------------------------------------------------------------
Since inception (11/18/91)         20.17%                         18.38%
5 year                             26.87                          24.99
3 year                             28.43                          26.52
1 year                             34.31                          32.32

================================================================================

                    See pages 24 and 25 for all footnotes.

S&P 500 Index Investments

ABOUT THE SUB-ADVISOR

 .  Barclays Global Fund Advisors
A passive, index-based manager which
attempts to mirror the composition of
the Standard & Poor's 500 Index as
closely as possible by adjusting the
Portfolio's holdings daily to reflect the companies included in the index and their weightings.

S&P 500 Index Investments ("Portfolio"), advised by Barclays Global Fund Advisors, returned 18.24% since its inception in October 1999 versus the actual Standard & Poor's 500 Index ("S&P 500 Index") return of 19.60%, the Portfolio's benchmark. Most of this performance was realized in 1999 as significant volatility in 2000 has negatively impacted the benchmark. Concerns about interest rates, the direction of the U.S. economy and future corporate earnings left the market in turmoil for most of this year. Among the best performing groups this year within the index were stocks of defense companies, insurance companies, and utilities. Among the worst performing groups were electronic instrument companies, insurance companies and telecommunication companies.

Tentative evidence of some slowing in the pace of economic growth began to emerge during the second quarter and accumulated during the third quarter. Against this background, corporate earnings expectations have been coming down. Expectations have also been reduced in large part due to rising energy costs and the translation effect of the strong dollar, particularly relative to the euro.

For the first time in well over a year, the futures market is indicating that the next policy move by the Federal Reserve Board is more likely to be a rate cut than an increase. Before too much longer, the focus of investors' attention could likely shift toward the more benign interest rate outlook, and this may help the market look beyond near-term earnings shortfalls. Looking forward, the advisor will continue to fully replicate the S&P 500 Index.

The following graph depicts the performance of the S&P 500 Index Investments vs. the Standard & Poor's 500 Index/5/.

--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE SINCE INCEPTION THROUGH AUGUST 31, 2000 (unaudited)
S&P 500 INDEX INVESTMENTS
Comparison of $10,000 Investment in the Portfolio with the Standard & Poor's 500 Index
--------------------------------------------------------------------------------

                                    [GRAPH]


          S&P 500 Index Investments     S&P 500 Index     Standard & Poor's
               (With TRAK Fee)*      (Without TRAK Fee)      500 Index
---------------------------------------------------------------------------
10/1/99             10,000              10,000              10,000
10/31/99            10,599              10,613              10,633
11/30/99            10,798              10,825              10,849
12/31/99            11,417              11,460              11,487
1/31/2000           10,803              10,857              10,910
2/29/2000           10,589              10,656              10,704
3/31/2000           11,599              11,686              11,751
4/30/2000           11,223              11,322              11,397
5/31/2000           10,972              11,083              11,163
6/30/2000           11,220              11,347              11,438
7/31/2000           11,019              11,158              11,260
8/31/2000           11,663              11,824              11,959

The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

---------------------------------------------
Portfolio Highlights#
---------------------------------------------

Composition of portfolio as of
August 31, 2000

            [PIE CHART]


Computers                               7.6%

Diversified Financial Services           4.5%

Miscellaneous Manufacturer              5.6%

Oil & Gas Producers                     4.4%

Pharmaceuticals                         6.6%

Semiconductors                          6.8%

Software                                5.5%

Telecommunication Equipment            14.7%

Repurchase Agreement                    8.7%

Other                                  35.6%

--------------------------------------------------------------------------------
S&P 500 INDEX INVESTMENTS
Average Annual Total Returns for Period Through August 31, 2000
--------------------------------------------------------------------------------

Class A Shares                 Without TRAK Fee               With TRAK Fee*
 ................................................................................
Since inception (10/1/99)         18.24%                         16.62%

================================================================================

                    See pages 24 and 25 for all footnotes.

Intermediate Fixed
Income Investments

ABOUT THE SUB-ADVISORS

 .  Standish, Ayer & Wood, Inc.
Seeks to maximize current income and
minimize volatility by: (i) analyzing issuers
and sectors on a yield spread basis, with
an overlay of fundamental company
analysis; (ii) identifying fixed-income
securities with the greatest potential for
adding value, such as those involving new
issuers, the potential for credit up-
grades, unique structural characteristics
or innovative features; and (iii) managing
variables such as sector, maturity, dura-
tion, credit quality, yield and potential
capital appreciation.

 .  Pacific Investment
   Management Co.
Employs "top-down" and "bottom-up"
investment techniques. It implements the following "top-down" strategies: duration and volatility analysis, sector evaluation and yield curve shape analysis. The sub-advisor also employs the following
"bottom-up" strategies: credit analysis, quantitative research, issue selection and cost-effective trading.

 .  Metropolitan West Asset
   Management, LLC
Designed with the goal of consistently
outperforming a benchmark while main-
taining below average volatility. The
sub-advisor believes consistent outper-
formance is gained through the
measured application of five value-added strategies: limited average maturity/dura-tion shifts, yield curve management, utilization of all sectors of the bond market, quantitative security selection and sophisticated buy/sell execution strategies.

Intermediate Fixed Income Investments ("Portfolio") is advised by Standish, Ayer & Wood, Inc. ("Standish"), Pacific Investment Management Co.
("PIMCO") and Metropolitan West Asset Management, LLC ("Metropolitan
West"). A degree of normalcy returned to the bond market over the third quarter as the yield curve continued to unwind the inversion that was responsible for high volatility over the past fiscal year. This change reflects shifting market sentiment about the economy, Federal Reserve Board policy and the U.S. budget. The election, higher oil prices and economic growth are all additional factors but are unlikely to have significant effects on perform-ance. For the year, the Portfolio returned 5.73% versus 6.25% for its benchmark, the Lehman Brothers Intermediate Government/Corporate Bond
Index.

Looking forward, Metropolitan West plans to increase holdings in Treasury and agency issues at the expense of corporates with a more substantial decline in corporate spreads while Standish would look to higher-quality cor-porates and mortgage-backed securities, which have provided excess yield, with expectations that they fare well. PIMCO maintains that sector and quality orientation will drive performance going forward.

The following graphs depict the performance of the Intermediate Fixed Income Investments vs. the Lehman Brothers Intermediate Government/Corporate Bond Index/6/.

--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE SINCE INCEPTION THROUGH AUGUST 31, 2000 (unaudited) INTERMEDIATE FIXED INCOME INVESTMENTS
Comparison of $10,000 Investment in the Portfolio with the Lehman Brothers Intermediate Government Corporate Bond Index
--------------------------------------------------------------------------------

                                    [GRAPH]

                 Intermediate        Intermediate      Lehnman Brothers
                 Fixed Income        Fixed Income        Intermediate
                 Investments          Investments    Government/Corporate
               (With TRAK fee)*   (Without TRAK fee)      Bond Index
--------------------------------------------------------------------------------
11/18/91            10,000               10,000            10,000
8/92                10,628               10,753            10,872
8/93                11,579               11,892            11,876
8/94                11,278               11,758            11,836
8/95                12,078               12,781            12,957
8/96                12,384               13,302            13,532
8/97                13,205               14,398            14,660
8/98                14,049               15,550            15,976
8/99                13,989               15,716            16,030
8/31/2000           14,571               16,616            17,131

The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE FOR THE THREE-YEAR PERIOD ENDED AUGUST 31, 2000
(unaudited)
INTERMEDIATE FIXED INCOME INVESTMENTS
Comparison of $10,000 Investment in the Portfolio with the Lehman Brothers Intermediate Government Corporate Bond Index
--------------------------------------------------------------------------------

                                    [GRAPH]

                 Intermediate        Intermediate      Lehnman Brothers
                 Fixed Income        Fixed Income        Intermediate
                 Investments          Investments    Government/Corporate
               (With TRAK fee)*   (Without TRAK fee)      Bond Index
--------------------------------------------------------------------------------
8/97                10,000              10,000              10,000
8/98                10,640              10,800              10,897
8/99                10,594              10,916              10,934
8/00                11,035              11,541              11,685

The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

---------------------------------------------------
Portfolio Highlights#
---------------------------------------------------

                    [PIE CHART]

Composition of portfolio as of
August 31, 2000

Corporate Bonds & Notes                      41.6%

Mortgage-Backed Securities                   37.4%

U.S. Government Agencies & Obligations       19.8%

Regional Government Obligations               0.8%

Repurchase Agreement                          0.4%

--------------------------------------------------------------------------------
INTERMEDIATE FIXED INCOME INVESTMENTS
Average Annual Total Returns for Period Through August 31, 2000
--------------------------------------------------------------------------------

Class A Shares                 Without TRAK Fee               With TRAK Fee*
 ................................................................................
Since inception (11/18/91)            5.95%                         4.38%
5 year                               5.39                          3.82
3 year                               4.89                          3.34
1 year                               5.73                          4.16

================================================================================


                    See pages 24 and 25 for all footnotes.

Long-Term Bond Investments

ABOUT THE SUB-ADVISOR

 .  Western Asset Management Co.
 Emphasizes three key strategies to
 enhance the Portfolio's total return:
 (i) adjusting the allocation of the
 Portfolio among the key sectors of
 the fixed-income market -- govern-
 ment, corporate and mortgage and
 asset-backed -- depending upon its
 forecast of relative values; (ii) tracking the duration of the overall portfolio so that it falls within a narrow band relative to the benchmark index, with adjustment made to reflect the subad-visor's long-term outlook for interest rates; and (iii) purchasing under-valued securities in each of the key sectors of the bond market while keeping overall quality high.

Long-Term Bond Investments ("Portfolio") is advised by Western Asset Management Co. ("Western"). The performance for the year relative to the fixed-income market volatility was generally positive. The Portfolio returned 9.50% for the year versus the Lehman Brothers Government/Corporate Bond
Index return of 7.29%, the Portfolio's benchmark.

Over the course of the year the clash between tighter monetary policy and soaring energy prices aggravated economic conditions, sapping consumer demand and making it difficult for firms to pass along rising costs. The Advisor's moderately long duration exposure benefited from lower intermedi-ate and long-term yields while yield curve strategies benefited from a pronounced flattening of the yield curve. Overweighting to credit sectors detracted from returns, especially the emphasis on the lower quality sectors, since credit spreads widened significantly. However, Treasury Inflation Protection Securities exposure was a major source of positive performance, particularly the emphasis on longer-maturity issues. It should be noted that the longer-term performance of the Portfolio was the responsibility of a different advisor.

Looking forward, Western will continue to remain fully invested within this sector of the fixed-income market. Western plans to emphasize three key strategies to enhance returns: (1) adjusting the allocation of the portfolio among the key sectors of the fixed-income market; (2) tracking the duration of the overall portfolio so that it falls within a narrow band relative to the Lehman Brothers Government/Corporate Bond Index; and (3) seeking to purchase under-valued securities in each of the key sectors of the bond mar-ket while keeping overall quality.

The following graphs depict the performance of the Long-Term Bond Investments vs. the Lehman Brothers Government/Corporate Bond Index/7/.

--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE SINCE INCEPTION THROUGH AUGUST 31, 2000 (unaudited) LONG-TERM BOND INVESTMENTS
Comparison of $10,000 Investment in the Portfolio with the Lehman Brothers Government/Corporate Bond Index
--------------------------------------------------------------------------------

                                    [GRAPH]

                  Long-Term           Long-Term           Lehman Brothers
                Bond Investments    Bond Investments    Government/Corporate
                (With TRAK Fee)*   (Without TRAK Fee)         Bond Index
--------------------------------------------------------------------------------
      11/18/91      10,000               10,000                 10,000
      8/92          10,611               10,737                 11,329
      8/93          11,612               11,926                 11,976
      8/94          10,990               11,457                 12,136
      8/95          11,986               12,684                 13,667
      8/96          11,939               12,825                 13,561
      8/97          13,283               14,483                 14,892
      8/98          15,208               16,832                 16,594
      8/99          14,055               15,790                 16,641
      8/31/2000     15,162               17,290                 17,855

The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE FOR THE THREE-YEAR PERIOD ENDED AUGUST 31, 2000
(unaudited)
Comparison of $10,000 Investment in the Portfolio with the Lehman Brothers Government/Corporate Bond Index
--------------------------------------------------------------------------------

                                    [GRAPH]

                   Long-Term           Long-Term           Lehman Brothers
                Bond Investments    Bond Investments    Government/Corporate
                (With TRAK Fee)*   (Without TRAK Fee)         Bond Index

     8/97            10,000             10,000                  10,000
     8/98            11,449             11,622                  11,143
     8/99            10,581             10,902                  11,175
     8/00            11,414             11,938                  11,989

The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

---------------------------------------------
Portfolio Highlights#
---------------------------------------------

Composition of portfolio as of
August 31, 2000

            [PIE CHART]

U.S. Gov't Obligations & Agencies 31.9%

Corporate Bonds & Notes 54.9%

Commercial Paper 1.2%

Repurchase Agreement 12.0%

--------------------------------------------------------------------------------
LONG-TERM BOND INVESTMENTS
Average Annual Total Returns for Period Through August 31, 2000
--------------------------------------------------------------------------------

Class A Shares                 Without TRAK Fee               With TRAK Fee*
--------------------------------------------------------------------------------
Since inception (11/18/91)          6.43%                          4.85%
5 year                              6.39                           4.81
3 year                              6.08                           4.51
1 year                              9.50                           7.88

================================================================================


                    See pages 24 and 25 for all footnotes.

Municipal Bond Investments

ABOUT THE SUB-ADVISOR

 .  Smith Affiliated Capital Corp.
Uses an active fixed-income management
style that focuses first on the appropri-ate maturity allocation for the Portfolio within a given market environment. The maturity allocation is supplemented by a long-term market sector rotation. The sub-advisor focuses primarily on "Vital service" revenue bonds and secondarily on general obligation bonds of high-quality issuers.

Municipal Bond Investments ("Portfolio") is advised by Smith Affiliated Capital Corp. The Portfolio returned 6.79% for the year versus the Lehman Brothers Municipal Bond Index return of 6.78%, the Portfolio's benchmark. Market sentiment has been volatile, swinging between fear of continued Federal Reserve Board tightening and relief in the generally weaker-than-expected economic statistics. The Portfolio's longer duration relative to the benchmark has resulted in out-performance in up markets and under-per-formance in down markets, though the Portfolio has had overall out-performance for the year. This was in spite of both negative cash flow, mirroring the municipal mutual fund sector as a whole, and the lack of liq-uidity that has plagued the market due to lower institutional participation and dealer consolidation.

The advisor's emphasis on high-quality, essential service revenue and general obligation credits have served well in this environment. They continue to believe that the moderating tendencies in the economy will continue, while weaker supply and a lower amount of tax selling at year end should be a posi-tive for the municipal market.

The following graphs depict the performance of the Municipal Bond Investments vs. the Lehman Brothers Municipal Bond Index/8/.


--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE SINCE INCEPTION THROUGH AUGUST 31, 2000 (unaudited) MUNICIPAL BOND INVESTMENTS
Comparison of $10,000 Investment in the Portfolio with the Lehman Brothers Municipal Bond Index
--------------------------------------------------------------------------------

                                    [GRAPH]

                   Municipal            Municipal            Lehman Brothers
                Bond Investments    Bond Investments         Municipal Bond
                (With TRAK Fee)*   (Without TRAK Fee)             Index
--------------------------------------------------------------------------------
11/18/91             10,000              10,000                   10,000
8/92                 10,581              10,706                   10,845
8/93                 11,772              12,091                   12,168
8/94                 11,159              11,634                   12,185
8/95                 11,857              12,548                   13,266
8/96                 12,221              13,128                   13,962
8/97                 13,108              14,294                   15,252
8/98                 13,958              15,450                   16,572
8/99                 13,392              15,047                   16,656
8/31/2000            14,089              16,070                   17,783

The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE FOR THE THREE-YEAR PERIOD ENDED AUGUST 31, 2000
(unaudited)
MUNICIPAL BOND INVESTMENTS
Comparison of $10,000 Investment in the Portfolio with the Lehman Brothers Municipal Bond Index
--------------------------------------------------------------------------------

                                    [GRAPH]

                   Municipal            Municipal            Lehman Brothers
                Bond Investments    Bond Investments         Municipal Bond
                (With TRAK Fee)*   (Without TRAK Fee)             Index
--------------------------------------------------------------------------------
8/97                 10,000              10,000                   10,000
8/98                 11,422              11,769                   10,865
8/99                 10,959              11,462                   10,920
8/00                 10,749              11,242                   11,660

The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

---------------------------------------------------
Portfolio Highlights#
---------------------------------------------------

Composition of portfolio as of
August 31, 2000

           [PIE CHART]

Florida                    6.6%
Illinois                   8.0%
Iowa                       7.6%
Massachusetts             11.4%
Minnesota                  7.8%
New Jersey                 6.2%
New York                   8.4%
Texas                     13.2%
Washington                 5.0%
Wisconsin                  6.3%
Other                     19.5%

--------------------------------------------------------------------------------
MUNICIPAL BOND INVESTMENTS
Average Annual Total Returns for Period Through August 31, 2000
--------------------------------------------------------------------------------


Class A Shares                 Without TRAK Fee               With TRAK Fee*
--------------------------------------------------------------------------------
Since inception (11/18/91)          5.54%                          3.98%
5 year                              5.07                           3.51
3 year                              3.98                           2.44
1 year                              6.79                           5.21

================================================================================


                    See pages 24 and 25 for all footnotes.

Mortgage Backed Investments

ABOUT THE SUB-ADVISOR

 .  Utendahl Capital Management
Uses a quantitative computer model
investment process to seek to identify
and capitalize on inefficiencies in the
mortgage-backed securities market.

Mortgage Backed Investments ("Portfolio") is advised by Utendahl Capital Management ("Utendahl"). The Portfolio returned 7.58% for the year versus the Lehman Brothers Mortgage Backed Securities Index return of 8.05%, the Portfolio's benchmark.

During the period in review, mortgages outperformed similar duration Treasuries versus other spread product, namely corporates and agencies, mort-gages outperformed once again underscoring the importance of including mortgages, which now make up over 35% of the Lehman Brothers Aggregate
Index, in an investment-grade fixed-income portfolio.

Utendahl believes that three favorable conditions account for most of the asset-class out-performance. These include low supply, favorable prepay-ments, and steady to declining volatility. Through the end of the third quarter, total supply of agency mortgage-backed securities is only 50% of all of last year. Prepayments have been favorable due to higher housing turnover and lower refinancing activity. Finally, volatility has remained lower than it started out the year after declining substantially earlier in the year.

Going forward, the possibility of near term Government Sponsored
Enterprise ("GSE") reform seems to be more and more remote. The market consensus is most evident by looking at the performance of both Fannie Mae and Freddie Mac stock prices, which were up 37% and 34%, respectively, in the third quarter. Utendahl expects to take advantage of further curve disin-version by concentrating more of the portfolio duration in the five-year part of the yield curve.

The following graphs depict the performance of the Mortgage Backed Investments vs. the Lehman Brothers Mortgage Backed Securities Index/9/ and the Lipper U.S. Mortgage Fund Average/10/.

-------------------------------------------------------------------------------
HISTORICAL PERFORMANCE SINCE INCEPTION THROUGH AUGUST 31, 2000 (unaudited) MORTGAGE BACKED INVESTMENTS
Comparison of $10,000 Investment in the Portfolio with the Lehman Brothers Mortgage Backed Securities Index and the Lipper U.S. Mortgage Fund Average
-------------------------------------------------------------------------------

                                    [GRAPH]



             Mortgage          Mortgage       Lehman Brothers       Lipper
              Backed            Backed        Mortgage Backed    U.S. Mortgage
            Investments       Investments       Securities           Fund
          (With TRAK Fee)* (Without TRAK Fee)     Index             Average
--------------------------------------------------------------------------------
11/18/91       10,000            10,000           10,000            10,000
8/92           10,631            10,756           10,750            10,788
8/93           11,172            11,474           11,543            11,721
8/94           10,985            11,452           11,586            11,344
8/95           11,900            12,593           12,855            12,419
8/96           12,235            13,142           13,494            12,902
8/97           13,221            14,416           14,909            14,128
8/98           14,116            15,623           17,585            15,284
8/99           14,086            15,825           17,910            15,360
8/31/2000      14,928            17,024           19,352            16,446

The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

-------------------------------------------------------------------------------
HISTORICAL PERFORMANCE FOR THE THREE-YEAR PERIOD ENDED AUGUST 31, 2000
(unaudited)
MORTGAGE BACKED INVESTMENTS
Comparison of $10,000 Investment in the Portfolio with the Lehman Brothers Mortgage Backed Securities Index and the Lipper U.S. Mortgage Fund Average
-------------------------------------------------------------------------------

                                   [GRAPH]


             Mortgage          Mortgage       Lehman Brothers       Lipper
              Backed            Backed        Mortgage Backed    U.S. Mortgage
            Investments       Investments       Securities           Fund
          (With TRAK Fee)* (Without TRAK Fee)     Index             Average
--------------------------------------------------------------------------------

8/97          10,000             10,000           10,000             10,000
8/98          10,677             10,837           11,795             10,819
8/99          10,654             10,978           12,070             10,873
8/00          11,291             11,809           13,041             11,641


The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

---------------------------------------------------
Portfolio Highlights#
---------------------------------------------------

Composition of portfolio as of
August 31, 2000

                                   [PIE CHART]

Mortgage Backed Sercurities 98.7%
Repurchase Agreement 1.3%

-------------------------------------------------------------------------------
MORTGAGE BACKED INVESTMENTS
Average Annual Total Returns for Period Through August 31, 2000
-------------------------------------------------------------------------------

Class A Shares                 Without TRAK Fee               With TRAK Fee*
--------------------------------------------------------------------------------
Since inception (11/18/91)           6.24%                         4.66%
5 year                               6.22                          4.64
3 year                               5.70                          4.13
1 year                               7.58                          5.98

===============================================================================

                    See pages 24 and 25 for all footnotes.

High Yield Investments

ABOUT THE SUB-ADVISOR

 .  Alliance Capital Management L.P.
Employs a relative value investment
process, looking for securities of com-
panies with improving or stable credit
quality trends. The Portfolio focuses on investments in the "BB" and "B" quality spectrum. The investing process includes:
(i) extensive portfolio research on
issuers and their business conditions;
(ii) thorough analysis of issuers and their credit quality; and (iii) Emphasis on gen-eral economic and interest rate trends and forecasts.

High Yield Investments ("Portfolio") is advised by Alliance Capital Management L.P. ("Alliance"). The Portfolio returned a negative 9.37% for the year versus the CS First Boston Global High Yield Index return of 2.39%, the Portfolio's benchmark. The primary detractors from performance during the past year were security selection, and the advisor's focus on single "B" securities, which underperformed the broad market during the period.

The high-yield market, as measured by the CS First Boston Global High
Yield Index, posted 2.07% return for the year ended August 31, 2000. Rising short-term interest rates, mutual fund outflows, historically high default rates, and concerns about supply weighed on high-yield debt prices. "BB" rated securities outperformed single "B" rated securities, as investors focused on higher-quality issues. The best performing industry sectors during the trailing twelve-month period were energy and technology while entertainment and supermarkets were the worst performing sectors. Issuance of high-yield debt in the first eight months of this year totaled approximately $32 billion, less than half of the amount issued in the first eight months of 1999.

Though the advisor estimates the year 2000 U.S. economic growth rate to be close to 5%, recent data indicate the beginning of a soft landing, consisting of moderating growth and controlled inflation. As a result, Alliance does not expect the Federal Reserve Board to raise rates again this year. With a healthy economy and high-yield securities yielding over 13%, they believe high-yield securities offer significant value. They also believe the positive effects of the healthy economy and the increase in Merger & Acquisition ("M&A") activity will mitigate concerns about increasing default rates in the high-yield sector. Already, the increase in M&A activity has improved the environment for high-yield debt as investment grade companies buy high-yield companies and retire the high-yield debt at premium prices. For example, compared with approximately $16 billion worth of defaults in the year to date, there has been $21 billion worth of debt retired at premium prices. However, weaker corporate earnings in the second half of the year and revised earnings estimates by certain issuers in the telecommunications sector should cause the high-yield sector to remain volatile.

The following graph depicts the performance of the High Yield Investments vs. the CS First Boston Global High Yield Index/11/.

--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE SINCE INCEPTION THROUGH AUGUST 31, 2000 (unaudited)
HIGH YIELD INVESTMENTS
Comparison of $10,000 Investment in the Portfolio with the CS First Boston Global High Yield Index
--------------------------------------------------------------------------------

                                    [GRAPH]

                  High Yield          High Yield        CS First Boston
                 Investments          Investments         Global High
               (With TRAK fee)*   (Without TRAK fee)      Yield Index
--------------------------------------------------------------------------------
7/13/98             10,000              10,000               10,000
8/98                 9,842               9,863                9,321
2/99                10,064              10,160                9,646
8/99                10,053              10,225                9,764
2/00                 9,151               9,377               10,104
8/31/2000            8,976               9,266               10,164

The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

----------------------------------
Portfolio Highlights#
----------------------------------

                                    [PIE CHART]

Composition of portfolio as of
August 31, 2000

Corporate Bonds & Notes 81.9%

Repurchase Agreement 18.0%

Warrants 0.1%

--------------------------------------------------------------------------------
HIGH YIELD INVESTMENTS
Average Annual Total Returns for Period Through August 31, 2000
--------------------------------------------------------------------------------

Class A Shares                 Without TRAK Fee               With TRAK Fee*
--------------------------------------------------------------------------------
Since inception (07/13/98)         (3.50)%                         (4.93)%

1 year                             (9.37)                         (10.71)

================================================================================


                    See pages 24 and 25 for all footnotes.

Multi-Sector Fixed
Income Investments

 ABOUT THE SUB-ADVISORS

 .  Standish, Ayer & Wood, Inc.
 The sub-advisor seeks to maximize cur-
 rent income and minimize volatility by:
 (i) analyzing issuers and sectors on a
 yield spread basis, with an overlay of fun-
 damental company analysis; (ii) identifying
 fixed-income securities with the greatest
 potential for adding value, such as those
 involving new issuers, the potential for
 credit upgrades, unique structural
 characteristics or innovative features;
 and (iii) managing variables such as sec-
 tor, maturity, duration, credit quality, yield
 and potential capital appreciation.

 .  Western Asset Management Co.
 Western emphasizes three key strategies
 to enhance the Portfolio's total return:
 (i) adjusting the allocation of the Portfolio among the key sectors of the fixed-income market depending on its forecast of relative values; (ii) tracking the duration of the overall Portfolio so that it falls within a narrow band relative to the benchmark index, with adjustment made to reflect its long-term outlook for interest rates; and
 (iii) purchasing under-valued securities in each of the key sectors of the bond mar-ket while keeping overall quality high.

 .  Utendahl Capital Management
 The sub-advisor uses a quantitative com-puter-modelled investment process to seek to identify and capitalize on ineffi-ciencies in the mortgage-backed securities market. The sub-advisor generally main-tains the Portfolio within a narrow band around the duration of the entire mort-gage-backed market and normally focuses on mortgage-related securities issued by
 U.S. government agencies and govern-
 ment-related organizations.

 .  Alliance Capital Management L.P.
 Focuses on below investment grade
 fixed-income securities, also known as
 "high-yield" securities and commonly
 referred to as "junk bonds." The sub-
 advisor employs a relative value invest-ment process, looking for securities of companies with improving or stable credit quality trends. It focuses on investments in the "BB" and "B" quality spectrum. The investing process includes: (i) extensive research of issuers and their business con-ditions; (ii) thorough analysis of issuers and their credit quality; and (iii) emphasis on general economic and interest rate trends and forecasts.

Multi-Sector Fixed Income Investments ("Portfolio") is advised by four advi-sors. Standish, Ayer & Wood, Inc. is responsible for the intermediate fixed-income allocation of the Portfolio, Western Asset Management Co. is responsible for the long-term fixed-income allocation, Utendahl Capital Management manages the Portfolio's mortgage allocation and Alliance
Capital Management L.P. manages the Portfolio's high-yield allocation.

The Portfolio, which was launched in October 1999, performed in-line with expectations given the volatility within the fixed-income market. The
Portfolio returned 6.47% since inception versus the Lehman Brothers
Aggregate Bond Index return of 6.32%, the Portfolio's benchmark. During the period under review, the economy continued to show signs that the Federal Reserve Board has successfully managed a soft landing and the fixed-income market chose to focus on the evidence of weakening economy rather than on fears of inflation. Mortgages during this period outperformed similar duration Treasuries, corporates and agencies. In general, overweighting credit sectors detracted from returns, especially the emphasis on lower quality sectors, since credit spreads widened significantly and the Portfolio's alloca-tion to the high-yield sector dragged on performance. The primary detractors to high-yield performance were security selection and the advisor's focus on single "B" securities.

Going forward the Portfolio will continue to emphasize all sectors of the domestic fixed-income market and Consulting Group will position the Portfolio to meet current market conditions. Each of the advisors intends to remain fully invested within their allocation.

The following graph depicts the performance of the Multi-Sector Fixed Income Investments vs. the Lehman Brothers Aggregate Bond Index/12/.

--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE SINCE INCEPTION THROUGH AUGUST 31, 2000 (unaudited) MULTI-SECTOR FIXED INCOME INVESTMENTS
Comparison of $10,000 Investment in the Portfolio with the Lehman Brothers Aggregate Bond Index
--------------------------------------------------------------------------------

                                    [GRAPH]

                 Multi-Sector        Multi-Sector
                 Fixed Income        Fixed Income       Lehman Brothers
                 Investments         Investments         Aggregate Bond
               (With TRAK fee)*   (Without TRAK fee)         Index
--------------------------------------------------------------------------------
10/1/99             10,000              10,000               10,000
10/99               10,050              10,065               10,037
11/99               10,062              10,085               10,036
12/99                9,997              10,034                9,988
1/00                 9,959              10,009                9,955
2/00                10,047              10,110               10,075
3/00                10,161              10,237               10,208
4/00                10,110              10,199               10,179
5/00                10,110              10,212               10,174
6/00                10,299              10,416               10,385
7/00                10,375              10,506               10,480
8/31/2000           10,502              10,647               10,632

The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

----------------------------------
Portfolio Highlights#
----------------------------------

                                  [PIE CHART]

Composition of portfolio as of
August 31, 2000

U.S. Treasury Obligations 34.0%

Corporate Bonds & Notes 31.0%

Preferred Stocks 0.8%

Foreign Stocks 0.6%

Asset-Backed Securities 8.1%

Mortgage-Backed Securities 19.8%

Reporchase Agreement 4.7%

Commercial Paper 1.0%

--------------------------------------------------------------------------------
MULTI-SECTOR FIXED INCOME INVESTMENTS
Average Annual Total Returns for Period Through August 31, 2000
--------------------------------------------------------------------------------

Class A Shares                 Without TRAK Fee               With TRAK Fee*
--------------------------------------------------------------------------------
Since inception (10/1/99)            6.47%                         5.02%

================================================================================


                    See pages 24 and 25 for all footnotes.

Government Money Investments

ABOUT THE SUB-ADVISOR

 .  Standish, Ayer & Wood, Inc.
The Portfolio invests exclusively in U.S.
treasury securities and other U.S.
government securities rated by a nation-ally recognized rating organization in the two highest short-term rating categories or, if unrated, of equivalent quality as determined by the subadvisor. Individual securities must have remaining maturi-ties of 397 days or less.

Government Money Investments ("Portfolio") is advised by Standish, Ayer
& Wood, Inc. The Portfolio returned 5.44% versus 5.63% of the 90-day T-bill Index, the Portfolio's benchmark. The allocation of the Portfolio has emphasized a diversified holding of Federal government agency securities over the last twelve months. As of August 31, 2000, the holdings include Federal Home Loan Mortgage Corp. (40.0%), Fannie Mae (32.3%), Federal
Home Loan Bank (27.4%), Farmer Mac (0.2%), and Federal Farm Credit
Bank (0.1%).

These securities provide a high quality and liquid alternative to U.S. Treasury bills while providing attractive incremental yield. Over the last twelve months, this Portfolio has held a 95 - 100% allocation to government agency issuers. The balance typically included U.S. Treasury bills.

-----------------------------------
Portfolio Highlights#
-----------------------------------

Composition of portfolio as of
August 31, 2000

   [PIE CHART]

U.S. Government Agency
Discount Notes 100%


----------------------------------------------------------------------
GOVERNMENT MONEY INVESTMENTS
Average Annual Total Returns for Period Through August 31, 2000
----------------------------------------------------------------------

Class A Shares              Without TRAK Fee          With TRAK Fee*
 ......................................................................
Since inception (11/18/91)        4.42%                    2.87%
5 year                            5.01                     3.45
3 year                            5.02                     3.46
1 year                            5.44                     3.88

======================================================================

                    See pages 24 and 25 for all footnotes.

FOOTNOTES

*  The maximum annual TRAK fee is 1.50% of the value of TRAK assets.

# As a % of total investments. The Portfolio's holdings are subject to change.

1 The Russell 1000 Value Index is a capitalization weighted total return index which is comprised of 1000 of the largest capitalized U.S. domi-ciled companies with greater-than-average value orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance. An investor cannot invest directly in an index.

2  The Lipper Large Cap Value Fund Average is comprised of the
   Portfolio's peer group of mutual funds investing in value oriented funds.

3 The Russell 1000 Growth Index is a capitalization weighted total return index which is comprised of 1000 of the largest capitalized U.S. domiciled companies with greater-than-average growth orientation whose common stock is traded in the United States on the New York
   Stock Exchange, American Stock Exchange and NASDAQ. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance.
   An investor cannot invest directly in an index.

4  The Lipper Large Cap Growth Fund Average is comprised of the
   Portfolio's peer group of mutual funds investing in growth oriented funds.

5 The Standard & Poor's 500 Index is an index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance. An investor cannot invest directly in an index.

6  The Lehman Brothers Intermediate Government/Corporate Bond
   Index is a weighted composite of: (i) Lehman Brothers Government
   Bond Index, which is comprised of all publicly issued, non-convertible debt of the U.S. government or any agency thereof, quasi-federal corporations, and corporate debt guaranteed by the U.S. government with a maturity between one and ten years; and (ii) Lehman Brothers Corporate Bond Index, which is comprised of all public fixed-rate, non-convertible investment-grade domestic corporate debt with a maturity of between one and ten years, excluding collateralized mortgage obliga-tions. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance. An investor cannot invest directly in an index.

7 The Lehman Brothers Government/Corporate Bond Index is a weighted composite of (i) Lehman Brothers Government Bond Index, which is comprised of all publicly issued, non-convertible debt of the U.S. government or any agency thereof, quasi-federal corporations, and corporate debt guaranteed by the U.S. government and (ii) Lehman Brothers Corporate Bond Index, which is comprised of all publicly fixed-rate, non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance. An investor cannot invest directly in an index.

8 The Lehman Brothers Municipal Bond Index is a weighted composite which is comprised of more than 15,000 bonds issued within the last five years, having a minimum credit rating of at least Baa and maturity of at least two years, excluding all bonds subject to the Alternative Minimum Tax and bonds with floating or zero coupons. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance. An investor cannot invest directly in an index.

9 The Lehman Brothers Mortgage Backed Securities Index includes all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA). Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance. An investor cannot invest directly in an index.

10 The Lipper U.S. Mortgage Fund Average is an average of funds invested at least 65% in mortgage securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agen-cies. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance.

11 The CS First Boston Global High Yield Index is a broad-based market measure of high yield bonds, commonly known as "junk bonds". Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance. An investor cannot invest directly in an index.

12 The Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers
   Intermediate Government/Corporate Bond Index and the Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance. An investor cannot invest directly in an index.

Schedules of Investments
August 31, 2000
Large Capitalization Value Equity Investments
--------------------------------------------------------------------------------

   Shares                         Security                            Value

--------------------------------------------------------------------------------
 COMMON STOCK -- 98.3%
 Advertising -- 0.1%
      3,200 Getty Images, Inc. ................................   $      134,400
      6,557 Harte-Hanks, Inc. .................................          164,745
     21,300 Interpublic Group Cos., Inc.+......................          814,725
      3,999 Lamar Advertising Co.*+............................          185,704
      1,600 Omnicom Group Inc.+................................          133,500
        500 Snyder Communications, Inc.*.......................           13,688
      7,400 True North Communications Inc. ....................          343,175
                                                                  --------------
                                                                       1,789,937
                                                                  --------------

 Aerospace/Defense -- 2.2%
     16,472 The B.F. Goodrich, Co.+............................          672,264
    400,164 Boeing Co. ........................................       21,458,795
     26,910 General Dynamics Corp. ............................        1,693,648
      3,800 L-3 Communications Holdings, Inc.*.................          224,675
      5,267 Litton Industries, Inc.*...........................          291,331
     60,619 Lockheed Martin Corp.+.............................        1,720,064
     11,312 Northrop Grumman Corp.+............................          880,215
     54,862 Raytheon Co., Class B Shares.......................        1,525,850
    229,563 United Technologies Corp. .........................       14,333,340
                                                                  --------------
                                                                      42,800,182
                                                                  --------------

 Airlines -- 0.3%
     24,318 AMR Corp.*+........................................          797,935
      5,863 Continental Airlines, Inc., Class B Shares*+.......          282,157
     30,948 Delta Air Lines, Inc. .............................        1,531,926
      2,989 Northwest Airlines Corp.*..........................           93,593
     80,597 Southwest Airlines Co. ............................        1,823,507
      8,136 UAL Corp. .........................................          388,494
      6,701 USAir Group, Inc. .................................          227,834
                                                                  --------------
                                                                       5,145,446
                                                                  --------------

 Apparel -- 0.2%
     12,100 Jones Apparel Group, Inc.*.........................          296,450
     23,839 Liz Claiborne, Inc. ...............................        1,047,426
     82,000 NIKE, Inc., Class B Shares.........................        3,244,125
     14,883 V.F. Corp. ........................................          340,449
                                                                  --------------
                                                                       4,928,450
                                                                  --------------

 Auto Manufacturers -- 1.2%
    687,823 Ford Motor Co. ....................................       16,636,721
     86,655 General Motors Corp. ..............................        6,255,409
      9,575 Navistar International Corp.*......................          359,063
     11,414 PACCAR Inc. .......................................          484,382
                                                                  --------------
                                                                      23,735,575
                                                                  --------------

 Auto Parts & Equipment -- 0.2%
     16,552 Autoliv, Inc. .....................................          381,731
     24,713 Dana Corp. ........................................          610,103
     90,899 Delphi Automotive Systems Corp. ...................        1,494,153
     25,357 The Goodyear Tire & Rubber Co.+....................          592,720
     16,232 TRW Inc............................................          741,600
     21,265 Visteon Corp. .....................................          333,595
                                                                  --------------
                                                                       4,153,902
                                                                  --------------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Large Capitalization Value Equity Investments
--------------------------------------------------------------------------------

   Shares                         Security                            Value

--------------------------------------------------------------------------------

 Banks -- 10.5%
     63,854 AmSouth Bancorporation.............................   $    1,165,336
     11,255 Associated Banc-Corp...............................          282,606
     46,600 BancWest Corp. ....................................          824,238
    416,310 Bank of America Corp. .............................       22,298,606
    188,173 The Bank of New York Co., Inc. ....................        9,867,322
    187,151 Bank One Corp. ....................................        6,597,073
     23,295 Banknorth Group, Inc...............................          381,456
     63,612 BB&T Corp. ........................................        1,721,500
      6,486 Centura Banks, Inc. ...............................          229,037
    668,623 The Chase Manhattan Corp. .........................       37,359,310
     20,852 City National Corp. ...............................          814,531
     25,378 Comerica Inc.+.....................................        1,429,099
      9,984 Commerce Bancshares, Inc. .........................          359,424
     19,572 Compass Bancshares, Inc. ..........................          357,189
     53,781 Fifth Third Bancorp+...............................        2,484,010
    322,849 First Security Corp................................        4,923,447
     21,100 First Tennessee National Corp.+....................          464,200
    159,245 First Union Corp.+.................................        4,608,153
      7,664 First Virginia Banks, Inc..........................          327,636
    145,472 Firstar Corp. .....................................        3,473,144
     13,335 Firstmerit Corp. ..................................          310,872
    861,455 FleetBoston Financial Corp. .......................       36,773,361
     25,961 Hibernia Corp., Class A Shares.....................          326,135
     39,695 Huntington Bancshares Inc. ........................          670,342
     70,649 KeyCorp............................................        1,426,227
      1,238 M&T Bank Corp......................................          600,043
     16,923 Marshall & Ilsley Corp. ...........................          824,996
    151,481 Mellon Bank Corp...................................        6,854,515
     25,703 Mercantile Bankshares Corp. .......................          886,352
     98,486 National City Corp. ...............................        2,062,051
     33,013 National Commerce Bancorporation...................          637,564
     28,197 North Fork Bancorporation, Inc. ...................          504,021
     33,917 Northern Trust Corp................................        2,859,627
     22,320 Old Kent Financial Corp. ..........................          654,255
      9,675 Old National Bancorp...............................          271,505
     12,928 Pacific Century Financial Corp. ...................          180,992
    122,178 PNC Financial Services Group+......................        7,200,866
     22,063 Popular, Inc. .....................................          455,049
     36,090 Regions Financial Corp. ...........................          784,958
     27,318 SouthTrust Corp. ..................................          770,026
     29,528 State Street Corp..................................        3,476,922
     28,544 Summit Bancorp. ...................................          790,312
     42,382 SunTrust Banks, Inc. ..............................        2,092,611
     35,733 Synovus Financial Corp. ...........................          703,494
     13,090 TCF Financial Corp. ...............................          429,516
    122,074 U.S. Bancorp. .....................................        2,655,110
     21,953 Union Planters Corp. ..............................          665,450
    123,576 UnionBanCal Corp. .................................        3,066,230
      9,869 Valley National Bancorp ...........................          259,061
     32,979 Wachovia Corp. ....................................        1,890,109
    497,949 Wells Fargo, Co.+..................................       21,505,174
      5,245 Wilmington Trust Corp. ............................          264,217
     13,919 Zions Bancorporation...............................          622,875
                                                                  --------------
                                                                     203,442,155
                                                                  --------------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Large Capitalization Value Equity Investments
--------------------------------------------------------------------------------

   Shares                         Security                            Value

--------------------------------------------------------------------------------
 Beverages -- 1.3%
     21,272 Adolph Coors Co., Class B Shares...................   $    1,267,014
     79,875 Anheuser-Busch Co., Inc. ..........................        6,295,310
     23,363 Brown-Forman Corp., Class B Shares.................        1,238,239
     95,200 The Coca-Cola Co. .................................        5,009,900
     25,200 Coca-Cola Enterprises Inc.+........................          469,350
     23,250 Pepsi Bottling Group, Inc. ........................          738,188
    242,800 PepsiCo, Inc. .....................................       10,349,350
     22,165 Whitman Corp. .....................................          292,301
                                                                  --------------
                                                                      25,659,652
                                                                  --------------

 Biotechnology -- 0.1%
      5,582 Chiron Corp.*+.....................................          301,777
      2,700 Genentech, Inc.*+..................................          514,350
      8,283 Genzyme Corp. -- General Division*+................          621,743
      1,800 PE Corp. -- Celera Genomics Group*.................          195,188
                                                                  --------------
                                                                       1,633,058
                                                                  --------------

 Building Materials -- 0.2%
     11,383 American Standard Co.*.............................          527,175
      5,240 Johns Manville Corp. ..............................           65,500
      5,004 Lafarge Corp. .....................................          121,973
      7,561 Martin Marietta Materials Inc. ....................          302,440
     72,832 Masco Corp.+.......................................        1,420,224
      5,821 Southdown, Inc. ...................................          365,268
      7,646 USG Corp. .........................................          246,106
     15,125 Vulcan Materials Co. ..............................          670,227
                                                                  --------------
                                                                       3,718,913
                                                                  --------------

 Chemicals -- 2.4%
     37,211 Air Products & Chemicals, Inc. ....................        1,351,225
     11,434 Ashland Inc. ......................................          403,046
     10,234 Cabot Corp. .......................................          378,658
    318,789 The Dow Chemical Corp.+............................        8,348,288
    486,145 E.I. du Pont de Nemours & Co. .....................       21,815,757
     12,463 Eastman Chemical Co. ..............................          537,467
     20,770 Engelhard Corp. ...................................          389,438
     17,426 Hercules Inc.......................................          230,895
     15,756 IMC Global Inc.....................................          231,416
     12,737 Lyondell Petrochemical Co. ........................          166,377
     67,247 PPG Industries, Inc................................        2,723,504
    111,918 Praxair, Inc.......................................        4,952,371
     16,066 Rohm & Haas Co. ...................................          464,910
     68,263 Sherwin-Williams Co. ..............................        1,570,049
     13,874 Sigma Aldrich Corp. ...............................          403,213
     65,162 Union Carbide Corp.................................        2,610,553
                                                                  --------------
                                                                      46,577,167
                                                                  --------------

 Commercial Services -- 0.6%
      5,998 ANC Rental Corp.*..................................           41,986
     89,917 Cendant Corp.*.....................................        1,185,783
     48,080 Comdisco, Inc. ....................................        1,153,920
        234 Convergys Corp.*...................................            9,155
     11,780 Deluxe Corp........................................          259,160

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Large Capitalization Value Equity Investments
--------------------------------------------------------------------------------

   Shares                        Security                            Value

-------------------------------------------------------------------------------
 Commercial Services -- 0.6% (continued)
     26,235 The Dun & Bradstreet Corp.........................   $      865,755
     15,200 EcoLab Inc. ......................................          591,850
     15,144 H&R Block, Inc....................................          543,291
      3,253 Hertz Corp., Class A Shares.......................           99,623
      3,000 Iron Mountain Inc.*...............................          102,375
     46,519 Manpower Inc. ....................................        1,683,406
    113,826 McKesson HBOC, Inc................................        2,838,536
      1,732 NOVA Corp.*.......................................           24,898
      2,200 Quanta Services, Inc.*............................          102,850
     12,300 Quintiles Transnational Corp.*....................          171,431
     14,763 R.R. Donnelley & Sons Co. ........................          380,175
     49,613 ServiceMaster Co. ................................          480,626
        600 Valassis Communications, Inc.*....................           17,325
     12,329 Viad Corp.........................................          361,394
                                                                 --------------
                                                                     10,913,539
                                                                 --------------

 Computers -- 4.1%
      4,050 Affiliated Computer Services, Inc., Class A
             Shares*..........................................          188,578
     89,866 Apple Computer, Inc.*+............................        5,476,210
        900 The Bisys Group, Inc.*............................           67,781
     15,400 Ceridian Corp.*...................................          372,488
    458,603 Compaq Computer Corp. ............................       15,621,166
     56,173 Computer Sciences Corp.*..........................        4,441,178
     11,528 Diebold, Inc. ....................................          325,666
      4,243 DST Systems, Inc.*................................          398,842
    166,030 Electronic Data Systems Corp. ....................        8,270,370
      3,500 Electronics for Imaging, Inc.*....................           91,000
    145,784 Hewlett-Packard Co.+..............................       17,603,418
    164,109 International Business Machines Corp..............       21,662,388
     11,900 MarchFirst, Inc.*.................................          230,563
     13,272 NCR Corp.*+.......................................          535,857
     23,892 Quantum Corp.*....................................          324,036
      2,100 RSA Security Inc.*................................          124,031
        500 SanDisk Corp.*....................................           41,750
     22,372 Seagate Technology, Inc.*.........................        1,328,338
     15,289 SunGard Data Systems Inc.*........................          550,404
      4,776 Synopsys, Inc.*...................................          177,011
     25,600 Unisys Corp.*.....................................          332,800
                                                                 --------------
                                                                     78,163,875
                                                                 --------------

 Cosmetics/Personal Care -- 2.0%
     38,600 Avon Products, Inc. ..............................        1,512,638
     42,900 Colgate-Palmolive Co. ............................        2,185,219
        800 The Estee Lauder Cos. Inc.+.......................           32,750
     48,500 Gillette Co. .....................................        1,455,000
     16,745 International Flavors & Fragrances Inc. ..........          431,184
    350,582 Kimberly-Clark Corp. .............................       20,509,047
    212,400 The Procter & Gamble Co. .........................       13,128,976
                                                                 --------------
                                                                     39,254,814
                                                                 --------------

 Distribution/Wholesale -- 0.2%
     63,433 Costco Wholesale Corp. ...........................        2,184,474
     28,725 Genuine Parts Co. ................................          590,658
      9,155 Ingram Micro Inc., Class A Shares*................          137,325

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Large Capitalization Value Equity Investments
--------------------------------------------------------------------------------

   Shares                         Security                            Value

--------------------------------------------------------------------------------
 Distribution/Wholesale -- 0.2% (continued)
      6,572 Tech Data Corp.*...................................   $      339,280
     12,066 W.W. Grainger, Inc.+...............................          348,406
                                                                  --------------
                                                                       3,600,143
                                                                  --------------

 Diversified Financial Services -- 9.1%
     13,740 A.G. Edwards, Inc. ................................          714,480
    203,926 American Express Co. ..............................       12,057,125
    132,064 Associates First Capital Corp. ....................        3,714,300
     89,173 AXA Financial, Inc. ...............................        4,614,703
     17,479 Bear Stearns & Co., Inc. ..........................        1,172,186
     32,746 The C.I.T. Group, Inc., Class A Shares ............          573,055
      3,800 Capital One Financial Corp.+.......................          229,188
    320,416 Citigroup Inc. ....................................       18,704,284
     18,421 Countrywide Credit Industries, Inc. ...............          697,695
      5,946 Donaldson Lufkin & Jenrette, Inc.+.................          526,221
    308,918 Federal Home Loan Mortgage Corp. ..................       13,013,172
    371,327 Federal National Mortgage Association .............       19,958,826
     26,028 Franklin Resources, Inc.+..........................          989,064
     52,676 Goldman Sachs Group, Inc.+.........................        6,745,820
      5,927 Heller Financial, Inc. ............................          147,434
    221,567 Household International, Inc. .....................       10,635,216
     49,029 J.P. Morgan & Co. Inc. ............................        8,197,036
        800 Knight Trading Group, Inc.*+.......................           25,100
      9,551 Legg Mason, Inc. ..................................          503,815
     46,182 Lehman Brothers Holding Inc. ......................        6,696,390
    311,860 MBNA Corp. ........................................       11,012,556
     93,512 Merrill Lynch & Co., Inc. .........................       13,559,240
    341,858 Morgan Stanley Dean Witter & Co. ..................       36,771,102
      6,200 Neuberger Berman Inc. .............................          366,963
     18,488 PaineWebber Group Inc. ............................        1,321,892
     41,700 Stilwell Financial, Inc.*..........................        2,017,238
     10,800 T. Rowe Price Associates, Inc. ....................          488,700
     20,300 USA Education Inc. ................................          795,506
                                                                  --------------
                                                                     176,248,307
                                                                  --------------

 Electric -- 4.6%
      3,300 AES Corp.*+........................................          210,375
     17,911 Allegheny Energy, Inc. ............................          642,557
     12,860 Alliant Energy Corp. ..............................          376,155
     22,309 Ameren Corp.+......................................          902,120
     52,094 American Electric Power Co., Inc. .................        1,836,314
     25,906 CP&L Energy, Inc. .................................          958,522
      1,224 Calpine Corp.*.....................................          121,176
     24,343 CINergy Corp. .....................................          715,076
     17,878 CMS Energy Corp.+..................................          467,063
     34,400 Consolidated Edison, Inc.+.........................        1,077,150
    216,838 Constellation Energy Group ........................        8,294,054
     38,629 Dominion Resources Inc.+...........................        2,047,337
     21,491 DPL Inc. ..........................................          586,973
     11,039 DQE, Inc. .........................................          443,630
     23,150 DTE Energy Co. ....................................          804,463
    130,231 Duke Energy Corp. .................................        9,742,907
     56,374 Edison International...............................        1,166,237

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Large Capitalization Value Equity Investments
--------------------------------------------------------------------------------

   Shares                         Security                            Value

--------------------------------------------------------------------------------
 Electric -- 4.6% (continued)
     88,016 Energy East Corp. .................................   $    1,996,863
     44,396 Entergy Corp. .....................................        1,351,303
     37,445 FirstEnergy Corp. .................................          926,764
     15,113 Florida Progress Corp. ............................          783,987
     95,070 FPL Group, Inc. ...................................        5,074,361
     19,689 GPU, Inc. .........................................          602,976
     12,447 IPALCO Enterprises, Inc. ..........................          290,171
     21,023 LG&E Energy Corp. .................................          515,064
    289,299 Montana Power Co. .................................       10,432,845
     28,831 Niagara Mohawk Holdings, Inc.*.....................          371,199
     19,626 NiSource, Inc.+....................................          469,797
     79,621 Northeast Utilities................................        1,811,378
      3,100 NRG Energy, Inc.*..................................           81,375
      9,141 NSTAR..............................................          384,493
    243,684 PECO Energy Co. ...................................       11,742,523
    112,532 PG&E Corp. ........................................        3,256,395
     13,769 Pinnacle West Capital Corp. .......................          567,111
     19,268 Potomac Electric Power Co. ........................          485,313
     23,426 PPL Corp. .........................................          784,771
     73,116 Public Service Enterprise Group, Inc. .............        2,650,455
     13,802 Puget Sound Energy, Inc. ..........................          322,622
     53,764 Reliant Energy, Inc. ..............................        1,995,989
     15,290 Scana Corp. .......................................          418,565
     41,424 Scottish Power PLC ADR.............................        1,247,898
    105,387 Southern Co. ......................................        3,155,024
     20,350 Teco Energy, Inc. .................................          499,847
     42,827 TXU Corp. .........................................        1,496,269
     58,716 Unicom Corp. ......................................        2,682,587
     15,193 UtiliCorp United Inc. .............................          361,783
     19,571 Wisconsin Energy Corp. ............................          415,884
     54,873 Xcel Energy, Inc. .................................        1,375,255
                                                                  --------------
                                                                      88,942,976
                                                                  --------------

 Electrical Components & Equipment -- 0.3%
     21,653 American Power Conversion Corp.*...................          515,612
     69,259 Emerson Electric Co.+..............................        4,584,080
     15,506 Energizer Holdings, Inc.*..........................          306,244
      9,670 Hubbell Inc., Class B Shares.......................          250,211
      5,846 Molex Inc.+........................................          308,741
                                                                  --------------
                                                                       5,964,888
                                                                  --------------

 Electronics -- 1.2%
     78,091 Agilent Technologies, Inc.*........................        4,709,863
     15,760 Arrow Electronics, Inc.*...........................          573,270
      7,324 Avnet, Inc. .......................................          438,525
      3,066 AVX Corp. .........................................           91,788
      1,000 Gentex Corp.*......................................           25,875
     54,785 Honeywell International Inc. ......................        2,112,646
     28,248 Johnson Controls, Inc. ............................        1,509,502
      1,900 KEMET Corp.*+......................................           57,000
     40,148 Parker-Hannifin Corp. .............................        1,397,652
      7,300 PerkinElmer, Inc. .................................          656,544
    151,836 Royal Koninklijke Philips Electronics N.V.+........        7,487,413

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Large Capitalization Value Equity Investments
--------------------------------------------------------------------------------

   Shares                         Security                            Value

--------------------------------------------------------------------------------
 Electronics -- 1.2% (continued)
      4,568 SCI Systems, Inc.*+................................   $      282,074
      5,800 Solectron Corp.*+..................................          262,813
      6,900 Tektronix, Inc.....................................          525,694
     49,343 Thermo Electron Corp.*+............................        1,147,225
      9,455 Thomas & Betts Corp. ..............................          177,281
     56,327 Vishay Intertechnology, Inc.*......................        2,270,682
                                                                  --------------
                                                                      23,725,847
                                                                  --------------

 Engineering & Construction -- 0.0%
        700 Dycom Industries, Inc.*+...........................           37,100
     12,306 Fluor Corp. .......................................          368,411
                                                                  --------------
                                                                         405,511
                                                                  --------------

 Entertainment -- 0.0%
        873 International Game Technology*.....................           25,317
      3,000 International Speedway Corp., Class A Shares.......          101,625
      2,652 Metro-Goldwyn-Mayer Inc.*..........................           67,958
      7,980 Six Flags, Inc.*...................................          119,201
                                                                  --------------
                                                                         314,101
                                                                  --------------

 Environmental Control -- 0.3%
     30,689 Allied Waste Industries, Inc.*.....................          281,956
     26,256 Republic Services, Inc.*...........................          383,994
    263,670 Waste Management, Inc. ............................        4,993,251
                                                                  --------------
                                                                       5,659,201
                                                                  --------------

 Food -- 1.5%
     46,917 Albertson's, Inc. .................................        1,008,716
    102,654 Archer-Daniels-Midland Co. ........................          904,636
     24,871 Bestfoods..........................................        1,756,514
     26,071 Campbell Soup Co.+.................................          661,551
    168,854 ConAgra Foods, Inc. ...............................        3,092,139
     18,762 Delhaize America, Inc. ............................          282,603
     16,231 Flowers Industries, Inc. ..........................          353,024
     25,835 General Mills, Inc.+...............................          829,949
     56,461 H.J. Heinz & Co. ..................................        2,152,576
     15,396 Hershey Foods Corp. ...............................          657,217
     23,628 Hormel Foods Corp. ................................          364,757
     13,665 IBP, Inc. .........................................          219,494
      3,100 Keebler Foods Co. .................................          142,019
     23,006 Kellogg Co. .......................................          533,452
     69,500 Kroger Co.*........................................        1,576,782
     31,136 McCormick & Co., Inc. .............................          908,782
     52,976 Nabisco Group Holdings Corp. ......................        1,486,639
      8,308 Nabisco Holdings Corp., Class A Shares.............          443,959
     41,343 Quaker Oats Co. ...................................        2,809,140
    102,219 Ralston-Ralston Purina Group.......................        2,312,705
     42,700 Safeway Inc.*......................................        2,105,644
     87,365 Sara Lee Corp. ....................................        1,627,173
     31,699 SUPERVALU Inc. ....................................          473,504
     25,391 SYSCO Corp. .......................................        1,074,357
      5,556 Tootsie Roll Industries, Inc. .....................          223,629
     20,062 Tyson Foods, Inc., Class A Shares..................          184,320
      2,678 Weis Markets, Inc. ................................           91,052

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Large Capitalization Value Equity Investments
--------------------------------------------------------------------------------

   Shares                         Security                            Value

--------------------------------------------------------------------------------
 Food -- 1.5% (continued)
     14,121 Winn-Dixie Stores, Inc. ...........................   $      196,811
     13,360 Wm. Wrigley Jr. Co. ...............................          989,475
                                                                  --------------
                                                                      29,462,619
                                                                  --------------

 Forest Products & Paper -- 1.0%
    378,285 Abitibi-Consolidated Inc.+.........................        4,232,063
      8,788 Boise Cascade Corp. ...............................          262,542
      8,357 Bowater, Inc. .....................................          429,341
      9,277 Consolidated Papers, Inc.+.........................          364,702
     33,411 Fort James Corp. ..................................        1,056,623
    104,416 Georgia Pacific Group+.............................        2,793,128
      7,919 Georgia-Pacific Corp. (Timber Group)...............          232,126
    160,493 International Paper Co. ...........................        5,115,714
     15,586 The Mead Corp. ....................................          417,900
      7,786 Temple-Inland Inc. ................................          330,418
     16,386 Westvaco Corp. ....................................          448,568
     60,080 Weyerhaeuser Co.+..................................        2,782,455
     35,797 Willamette Industries, Inc. .......................        1,091,809
                                                                  --------------
                                                                      19,557,389
                                                                  --------------

 Gas -- 0.2%
      4,400 Eastern Enterprises................................          278,300
     36,018 KeySpan Corp.+.....................................        1,240,370
     13,961 MCN Energy Group, Inc. ............................          335,064
      7,550 NICOR Inc. ........................................          278,406
     83,146 Sempra Energy......................................        1,621,347
                                                                  --------------
                                                                       3,753,487
                                                                  --------------

 Hand/Machine Tools -- 0.3%
    106,373 The Black & Decker Corp. ..........................        4,261,568
      5,116 SPX Corp.*.........................................          839,024
     13,460 The Stanley Works..................................          360,055
                                                                  --------------
                                                                       5,460,647
                                                                  --------------

 Health Care - Products -- 2.3%
      7,576 Bausch & Lomb Inc. ................................          270,842
    154,871 Baxter International Inc. .........................       12,893,011
     13,400 Beckman Coulter, Inc. .............................        1,020,075
     41,035 Becton Dickinson & Co..............................        1,236,179
     22,150 Biomet, Inc. ......................................          748,947
     10,200 Boston Scientific Corp.*+..........................          193,163
      8,230 C.R. Bard, Inc. ...................................          401,727
      7,258 Hillenbrand Industries, Inc. ......................          252,669
    263,447 Johnson & Johnson..................................       24,220,660
     50,879 Mallinckrodt Inc. .................................        2,292,735
     12,126 St. Jude Medical, Inc.*............................          480,492
                                                                  --------------
                                                                      44,010,500
                                                                  --------------

 Health Care - Services -- 0.9%
    207,341 HCA -- The Healthcare Co. .........................        7,153,265
      9,014 Health Management Associates, Inc.*................          147,041
     62,651 HEALTHSOUTH Corp.*.................................          383,737
     19,412 PacifiCare Health Systems, Class A Shares*.........        1,047,034
      2,000 Quest Diagnostics Inc.*............................          247,500

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Large Capitalization Value Equity Investments
--------------------------------------------------------------------------------

   Shares                        Security                            Value

-------------------------------------------------------------------------------
 Health Care - Services -- 0.9% (continued)
     50,814 Tenet Healthcare Corp. ...........................   $    1,575,234
      6,077 Trigon Healthcare, Inc.*..........................          313,725
     42,668 UnitedHealth Group Inc. ..........................        4,032,126
      2,262 Universal Health Services, Inc., Class B Shares*..          160,037
     27,747 Wellpoint Health Networks Inc.*...................        2,394,913
                                                                 --------------
                                                                     17,454,612
                                                                 --------------

 Home Furnishings -- 0.1%
     31,908 Leggett & Platt, Inc. ............................          564,373
     12,737 Maytag Corp. .....................................          485,598
     25,072 Whirlpool Corp. ..................................          952,736
                                                                 --------------
                                                                      2,002,707
                                                                 --------------

 Household Products/Wares -- 0.1%
     15,031 Avery Dennison Corp. .............................          812,613
     38,100 Clorox Co. .......................................        1,378,744
     34,588 Fortune Brands, Inc. .............................          881,994
                                                                 --------------
                                                                      3,073,351
                                                                 --------------

 Housewares -- 0.1%
     43,333 Newell Rubbermaid Inc. ...........................        1,123,950
                                                                 --------------

 Insurance -- 6.2%
      5,235 21st Century Insurance Group......................           82,778
     22,874 Aetna, Inc.+......................................        1,279,514
     40,418 AFLAC INC. .......................................        2,182,572
      8,762 Allmerica Financial Corp. ........................          533,387
    120,889 Allstate Corp. ...................................        3,513,337
     10,327 Ambac Financial Group, Inc. ......................          667,382
      5,350 American Financial Group, Inc. ...................          132,747
    193,663 American General Corp. ...........................       14,101,087
    516,282 American International Group, Inc. ...............       46,013,633
     36,577 Aon Corp. ........................................        1,364,780
     28,398 Chubb Corp.+......................................        2,174,222
     53,632 CIGNA Corp.+......................................        5,215,712
     24,578 Cincinnati Financial Corp. .......................          955,470
      3,889 CNA Financial Corp.*..............................          151,345
     52,846 Conseco, Inc.+....................................          445,888
     10,472 Erie Indemnity Co., Class A Shares................          323,978
    130,085 Hartford Financial Services, Inc. ................        8,666,913
     26,698 Jefferson Pilot Corp. ............................        1,767,074
     20,000 John Hancock Financial Services, Inc.*............          505,000
     54,921 Lincoln National Corp. ...........................        2,965,734
     10,677 Loews Corp. ......................................          864,170
     73,986 Marsh & McLennan Cos., Inc. ......................        8,785,948
     15,954 MBIA, Inc. .......................................        1,048,976
     46,900 MetLife, Inc.*+...................................        1,140,257
     67,817 MGIC Investment Corp. ............................        3,988,487
      7,500 The MONY Group Inc. ..............................          283,593
     87,117 Nationwide Financial Services, Inc., Class A
             Shares...........................................        3,473,790
     19,295 Old Republic International Corp. .................          461,874
      4,818 The PMI Group, Inc. ..............................          298,716
      8,639 Progressive Corp. ................................          654,944

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Large Capitalization Value Equity Investments
--------------------------------------------------------------------------------

   Shares                         Security                            Value

--------------------------------------------------------------------------------
 Insurance -- 6.2% (continued)
      8,677 Protective Life Corp. .............................   $      249,464
     17,000 Radian Group Inc. .................................        1,056,125
      2,945 Reinsurance Group of America, Inc. ................           83,933
     14,765 Reliastar Financial Corp. .........................          794,542
     20,713 SAFECO Corp. ......................................          545,011
     34,452 St. Paul Cos. .....................................        1,640,777
     20,831 Torchmark Corp. ...................................          584,570
      2,866 TransAtlantic Holdings, Inc. ......................          249,879
      7,475 Unitrin, Inc. .....................................          227,520
     34,258 Unumprovident Corp. ...............................          742,971
        250 Wesco Financial Corp. .............................           60,000
                                                                  --------------
                                                                     120,278,100
                                                                  --------------

 Internet -- 0.1%
     19,700 At Home Corp., Series A Shares*+...................          286,881
      1,700 CMGI Inc.*.........................................           76,075
      3,800 CNET Networks, Inc.*+..............................          127,300
      3,300 Critical Path, Inc.*...............................          254,925
      9,600 E*TRADE Group, Inc.*...............................          170,400
      5,900 EarthLink, Inc.*+..................................           66,375
        400 Freemarkets, Inc.*.................................           32,550
        500 HomeStore.com, Inc.*...............................           27,094
     27,800 Internet Capital Group, Inc.*......................          969,525
        300 NaviSite, Inc.*+...................................           14,438
      4,800 S1 Corp.*..........................................           83,700
     17,492 Safeguard Scientifics, Inc.*+......................          499,615
      4,000 TD Waterhouse Group, Inc.*.........................           81,000
      1,762 Ticketmaster Online-CitySearch, Inc.*..............           42,398
      1,200 Walt Disney Internet Group*........................           19,650
     15,200 Webvan Group Inc.*+................................           60,800
                                                                  --------------
                                                                       2,812,726
                                                                  --------------

 Iron/Steel -- 0.1%
     12,319 Allegheny Technologies Inc. .......................          267,938
     13,822 Nucor Corp. .......................................          507,959
     13,165 USX-U.S. Steel Group...............................          228,742
                                                                  --------------
                                                                       1,004,639
                                                                  --------------

 Leisure Time -- 0.1%
     61,223 Brunswick Corp. ...................................        1,147,931
      8,632 Galileo International, Inc. .......................          160,771
     19,500 Sabre Holdings Corp. ..............................          543,563
                                                                  --------------
                                                                       1,852,265
                                                                  --------------

 Lodging -- 0.2%
     19,810 Harrah's Entertainment, Inc.*......................          562,109
     53,716 Hilton Hotels Corp. ...............................          537,160
      9,892 Mandalay Resort Group*+............................          275,121
     29,851 Marriott International Co., Class A Shares.........        1,179,115
      8,592 MGM Mirage Inc.+...................................          295,350
     42,413 Park Place Entertainment Corp.*....................          622,941
     30,782 Starwood Hotels & Resorts Worldwide, Inc. .........          985,024
                                                                  --------------
                                                                       4,456,820
                                                                  --------------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Large Capitalization Value Equity Investments
--------------------------------------------------------------------------------

   Shares                        Security                            Value

-------------------------------------------------------------------------------
 Machinery - Construction & Mining -- 0.3%
    150,095 Caterpillar Inc. .................................   $    5,515,991
                                                                 --------------

 Machinery - Diversified -- 0.6%
    121,206 Deere & Co. ......................................        3,992,223
     73,111 Dover Corp. ......................................        3,573,300
     48,436 Ingersoll-Rand Co. ...............................        2,206,865
     42,051 Rockwell International Corp. .....................        1,700,438
                                                                 --------------
                                                                     11,472,826
                                                                 --------------

 Media -- 4.4%
     16,224 A.H. Belo Corp. ..................................          310,284
     10,082 Adelphia Communications Corp., Class A Shares*....          337,747
    509,252 AT&T Corp. Liberty Media, Class A Shares*.........       10,885,262
        743 BHC Communications, Class A Shares................          113,679
      8,341 Cablevision Systems Corp., Class A Shares*+.......          560,932
     13,700 Charter Communications, Inc.*.....................          209,781
      7,447 Chris Craft Industries*...........................          582,728
     58,135 Clear Channel Communications, Inc.*+..............        4,207,509
    145,900 Comcast Corp., Class A Shares*....................        5,434,775
        500 Cox Radio, Inc.*..................................           10,406
      4,499 Dow Jones & Co., Inc..............................          281,469
      4,293 E.W. Scripps Co., Class A Shares..................          217,601
      3,600 Emmis Communications Corp., Class A Shares*.......          118,125
      4,500 Entercom Communications Corp., Class A Shares*....          185,906
     12,900 Fox Entertainment Group, Inc.*....................          373,294
     46,673 Gannett Co. ......................................        2,642,859
      9,158 Harcourt General, Inc. ...........................          543,184
      3,926 Hearst-Argyle Television, Inc.* ..................           84,900
     22,900 Hispanic Broadcasting Corp.*......................          588,244
     29,400 Infinity Broadcasting Corp.*......................        1,113,525
     81,940 Knight Ridder, Inc.+..............................        4,475,973
    186,697 McGraw-Hill Cos., Inc.+...........................       11,563,546
     62,453 The New York Times Co., Class A Shares............        2,447,377
    140,600 The News Corp. Ltd.+..............................        6,221,550
      3,100 Pegasus Communications Corp.*.....................          154,225
     15,146 PRIMEDIA Inc.*+...................................          270,735
     29,900 Radio One, Inc., Class A Shares*..................          629,769
      1,703 Reader's Digest Association, Inc., Class A
             Shares...........................................           65,566
     33,600 Time Warner Inc. .................................        2,872,800
     32,356 Tribune Co. ......................................        1,154,708
     10,024 UnitedGlobalCom Inc., Class A Shares*+............          384,044
     15,608 USA Networks, Inc.*...............................          375,568
     74,907 Viacom Inc., Class B Shares*......................        5,042,178
    504,342 The Walt Disney Co. ..............................       19,637,819
        601 Washington Post Co., Class B Shares...............          305,909
      9,800 Westwood One, Inc.*...............................          272,563
                                                                 --------------
                                                                     84,676,540
                                                                 --------------

 Mining -- 0.5%
    233,910 Alcoa, Inc........................................        7,777,508
     38,283 Homestake Mining Co. .............................          212,949
     23,558 Newmont Mining Corp. .............................          437,295
     12,813 Phelps Dodge Corp. ...............................          570,179
                                                                 --------------
                                                                      8,997,931
                                                                 --------------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Large Capitalization Value Equity Investments
--------------------------------------------------------------------------------

   Shares                         Security                            Value

--------------------------------------------------------------------------------
 Miscellaneous Manufacturing -- 3.1%
     14,096 Cooper Industries, Inc. ...........................   $      497,765
      8,572 Crane Co. .........................................          215,372
     13,500 Danaher Corp. .....................................          758,531
     50,309 Eastman Kodak Co. .................................        3,131,735
     36,489 Eaton Corp. .......................................        2,421,957
      4,141 FMC Corp.*.........................................          280,812
    174,600 General Electric Co. ..............................       10,246,838
    349,768 Honeywell International Inc. ......................       13,487,929
     39,780 Illinois Tool Works Inc. ..........................        2,230,166
     39,810 ITT Industries, Inc. ..............................        1,338,611
    199,270 Minnesota Mining & Manufacturing Co. ..............       18,532,110
     45,091 Pall Corp. ........................................          963,820
      7,844 Pentair, Inc. .....................................          254,930
     32,204 Textron, Inc. .....................................        1,805,437
     46,700 Tyco International Ltd. ...........................        2,661,900
                                                                  --------------
                                                                      58,827,913
                                                                  --------------

 Office/Business Equipment -- 0.6%
    260,580 Pitney Bowes Inc.+.................................        9,527,457
    108,200 Xerox Corp.+.......................................        1,737,963
                                                                  --------------
                                                                      11,265,420
                                                                  --------------

 Office Furnishings -- 0.0%
        700 Herman Miller Inc. ................................           22,356
     12,541 Steelcase Inc., Class A Shares.....................          207,710
                                                                  --------------
                                                                         230,066
                                                                  --------------

 Oil & Gas Producers -- 8.8%
     21,338 Amerada Hess Corp. ................................        1,460,319
     29,688 Anadarko Petroleum Corp. ..........................        1,952,580
      8,292 Apache Corp. ......................................          522,396
     88,372 Burlington Resources Inc. .........................        3,474,124
    150,208 Chevron Corp. .....................................       12,692,576
    111,205 Coastal Corp. .....................................        7,659,244
    278,420 Conoco Inc., Class A Shares........................        7,012,704
    389,575 Conoco Inc., Class B Shares........................       10,177,647
     12,902 Devon Energy Corp.+................................          755,584
     83,271 Diamond Offshore Drilling, Inc.+...................        3,731,582
     15,896 ENSCO International Inc. ..........................          633,853
      7,604 EOG Resources, Inc. ...............................          290,853
    979,998 Exxon Mobil Corp. .................................       79,992,337
     13,806 Global Marine Inc.+................................          446,106
      6,300 Helmerich & Payne, Inc. ...........................          232,706
    166,211 Kerr McGee Corp.+..................................       10,502,458
      3,700 Marine Drilling Cos., Inc.*........................          100,594
      3,745 Murphy Oil Corp. ..................................          249,979
      6,565 Nabors Industries, Inc.*...........................          312,248
      1,200 Newfield Exploration Co.*..........................           51,900
      9,068 Noble Affiliates, Inc. ............................          351,385
      7,248 Noble Drilling Corp.*..............................          351,528
     59,874 Occidental Petroleum Corp. ........................        1,294,775
     27,240 Ocean Energy Inc.*.................................          413,708
     76,961 Phillips Petroleum Co. ............................        4,761,961
      9,600 Pride International, Inc.*.........................          236,400

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Large Capitalization Value Equity Investments
--------------------------------------------------------------------------------

   Shares                         Security                            Value

--------------------------------------------------------------------------------
 Oil & Gas Producers -- 8.8% (continued)
     10,187 R&B Falcon Corp.*..................................   $      290,330
      5,512 Rowan Cos., Inc.*..................................          170,872
     14,362 Sunoco, Inc. ......................................          390,467
    233,677 Texaco Inc. .......................................       12,034,366
     60,334 Tosco Corp. .......................................        1,840,187
     70,863 Ultramar Diamond Shamrock Corp. ...................        1,660,852
     39,471 Unocal Corp. ......................................        1,317,344
     50,632 USX-Marathon Group.................................        1,389,216
      8,500 Valero Energy Corp. ...............................          256,063
      2,200 Vastar Resources, Inc. ............................          182,050
                                                                  --------------
                                                                     169,193,294
                                                                  --------------

 Oil & Gas Services -- 1.0%
    205,888 Baker Hughes Inc.+.................................        7,527,780
      1,202 BJ Services Co.*...................................           80,534
      1,826 Cooper Cameron Corp.*+.............................          142,086
     10,000 Global Industries Ltd.*............................          124,375
     16,700 Grant Prideco, Inc.*...............................          392,450
    163,039 Halliburton Co.+...................................        8,641,067
      2,300 Hanover Compressor Co.*............................           73,025
      8,700 National-Oilwell, Inc.*............................          301,781
      2,347 Smith International, Inc.*+........................          186,587
      5,500 Tidewater Inc. ....................................          222,062
      9,800 Varco International Inc.*..........................          197,838
     13,500 Weatherford International, Inc.*+..................          633,656
                                                                  --------------
                                                                      18,523,241
                                                                  --------------

 Packaging & Containers -- 0.1%
      7,972 Bemis Co., Inc. ...................................          267,062
     20,812 Crown Cork & Seal Co., Inc. .......................          269,255
     23,776 Owens-Illinois, Inc.*..............................          310,574
      1,300 Sealed Air Corp.*+.................................           66,706
     18,968 Smurfit-Stone Container, Corp.*....................          248,955
     16,199 Sonoco Products Co. ...............................          312,843
                                                                  --------------
                                                                       1,475,395
                                                                  --------------

 Pharmaceuticals -- 5.1%
    535,913 Abbott Laboratories................................       23,446,194
      1,200 ALZA Corp.*........................................           90,750
    358,562 American Home Products Corp. ......................       19,429,579
    288,630 Bristol-Myers Squibb Co. ..........................       15,297,390
     12,300 Cardinal Health, Inc. .............................        1,006,294
      2,000 Celgene Corp.*+....................................          154,938
      1,100 Cephalon, Inc.*+...................................           55,344
      7,208 DENTSPLY International Inc. .......................          240,567
      1,600 Express Scripts, Inc., Class A Shares*.............          113,900
      6,200 Gilead Sciences, Inc.*+............................          669,600
     12,948 ICN Pharmaceutical, Inc. ..........................          366,590
    236,543 Merck & Co., Inc. .................................       16,528,442
     18,266 Mylan Laboratories Inc. ...........................          485,191
     21,300 Patterson Dental Co.*+.............................          505,875
    191,400 Pharmacia & Upjohn, Inc.+..........................       11,208,863

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Large Capitalization Value Equity Investments
--------------------------------------------------------------------------------

   Shares                         Security                            Value

--------------------------------------------------------------------------------
 Pharmaceuticals -- 5.1% (continued)
    187,895 Schering-Plough Corp. .............................   $    7,539,287
      2,500 Sepracor Inc.*+....................................          275,000
      5,000 Sybron International Corp.*........................          113,750
      7,740 Watson Pharmaceuticals, Inc.*......................          477,461
                                                                  --------------
                                                                      98,005,015
                                                                  --------------

 Pipelines -- 1.3%
     13,191 Columbia Energy Group..............................          925,843
      6,200 Dynegy Inc., Class A Shares........................          279,000
     35,134 EL Paso Energy, Corp.+.............................        2,046,556
     64,221 Enron Corp. .......................................        5,450,757
     15,300 Equitable Resources, Inc. .........................          861,581
     18,533 Kinder Morgan, Inc. ...............................          682,246
      6,317 National Fuel Gas Co. .............................          331,248
     13,020 Questar Corp. .....................................          282,371
    303,131 Williams Cos., Inc. ...............................       13,962,972
                                                                  --------------
                                                                      24,822,574
                                                                  --------------

 Real Estate -- 0.0%
      4,907 The St. Joe Co. ...................................          143,836
                                                                  --------------

 Real Estate Investment Trusts (REIT) -- 0.6%
     11,227 AMB Property Corp. ................................          271,553
     10,933 Apartment Investment & Management Co. .............          490,618
     14,038 Archstone Communities Trust........................          345,712
     10,765 Avalonbay Communities, Inc. .......................          481,061
      8,700 Boston Properties, Inc. ...........................          351,806
     10,900 CarrAmerica Realty Corp. ..........................          316,781
     15,460 Crescent Real Estate Equities Co. .................          342,053
     20,573 Duke Weeks Realty Corp. ...........................          488,609
     67,087 Equity Office Properties Trust.....................        1,937,137
     30,847 Equity Residential Properties Trust................        1,480,656
      8,484 General Growth Properties, Inc. ...................          272,549
     31,149 Host Marriott Corp. ...............................          332,905
     13,800 iStar Financial Inc. ..............................          288,938
      7,733 Kimco Realty Corp. ................................          314,153
     10,982 Liberty Property Trust.............................          286,905
      7,568 Mack-Cali Realty Corp. ............................          198,187
      5,700 Pinnacle Holdings Inc.*............................          229,425
      8,200 Plum Creek Timber Co. Inc.+........................          198,850
      6,399 Post Properties, Inc. .............................          270,758
     14,788 Prologis Trust.....................................          338,276
     14,382 Public Storage, Inc. ..............................          350,561
     11,421 Rouse Co. .........................................          275,532
          1 Senior Housing Properties Trust....................                2
     17,051 Simon Property Group, Inc. ........................          388,976
      9,494 Spieker Properties, Inc. ..........................          518,610
     10,025 Vornado Realty Trust...............................          370,925
                                                                  --------------
                                                                      11,141,538
                                                                  --------------

 Retail -- 2.6%
      4,000 7-Eleven, Inc.*....................................           53,500
     36,986 AutoNation, Inc.*..................................          240,409
     20,677 AutoZone, Inc.*....................................          465,233

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Large Capitalization Value Equity Investments
--------------------------------------------------------------------------------

   Shares                         Security                            Value

--------------------------------------------------------------------------------
 Retail -- 2.6% (continued)
      9,661 BJ's Wholesale Club, Inc.*.........................   $      327,266
      3,500 Blockbuster Inc., Class A Shares...................           32,813
     10,598 Brinker International, Inc.*+......................          336,487
     23,184 Circuit City Stores-Circuit City Group.............          601,335
      9,363 Consolidated Stores Corp.*.........................          127,571
     71,900 CVS Corp. .........................................        2,669,288
     65,280 Darden Restaurants, Inc. ..........................        1,154,640
      3,300 Dollar General Corp. ..............................           67,856
      6,300 Family Dollar Stores, Inc. ........................          113,400
    138,538 Federated Department Stores, Inc.*.................        3,827,112
     42,464 J.C. Penney Co., Inc.+.............................          594,496
     78,115 Kmart Corp.*.......................................          546,805
    414,727 The Limited, Inc. .................................        8,294,540
     25,900 Lowe's Cos., Inc. .................................        1,160,644
     51,613 May Department Stores Co.+.........................        1,183,874
    216,967 McDonald's Corp. ..................................        6,481,889
      3,000 MSC Industrial Direct Co.*.........................           48,750
     16,357 Nordstrom, Inc. ...................................          282,158
     47,207 Office Depot, Inc.*................................          345,201
      9,614 Outback Steakhouse, Inc.*..........................          220,521
     53,526 Rite Aid Corp.+....................................          214,104
     13,510 Ross Stores, Inc. .................................          204,339
     22,966 Saks, Inc.*........................................          229,660
     68,442 Sears Roebuck & Co.+...............................        2,134,535
     24,800 Staples, Inc.*.....................................          381,300
      2,400 Starbucks Corp.*...................................           87,900
      1,400 The Talbots, Inc.+.................................           93,713
    182,806 Target Corp. ......................................        4,250,240
      8,320 Tiffany & Co. .....................................          346,320
    181,300 TJX Cos., Inc. ....................................        3,410,706
     35,115 Toys "R" Us, Inc.*.................................          638,655
    114,113 Tricon Global Restaurants, Inc.*+..................        3,323,541
     21,800 Walgreen Co. ......................................          716,675
     71,600 Wal-Mart Stores, Inc. .............................        3,396,525
     14,989 Wendy's International, Inc. .......................          282,917
      1,600 Williams-Sonoma, Inc.*.............................           57,500
                                                                  --------------
                                                                      48,944,418
                                                                  --------------

 Savings & Loans -- 0.4%
     34,043 Charter One Financial, Inc. .......................          808,521
     65,959 Dime Bancorp, Inc. ................................        1,211,997
     10,661 Golden State Bancorp, Inc. ........................          214,553
     20,827 Golden West Financial Corp. .......................          991,886
     14,224 Greenpoint Financial Corp. ........................          371,602
      8,800 Hudson City Bancorp, Inc. .........................          152,350
     36,661 Sovereign Bancorp., Inc.+..........................          311,619
     88,914 Washington Mutual, Inc. ...........................        3,111,990
                                                                  --------------
                                                                       7,174,518
                                                                  --------------

 Semiconductors -- 1.0%
    158,786 Advanced Micro Devices, Inc.*+.....................        5,974,323
      1,800 Conexant Systems, Inc.*+...........................           66,938
      3,300 Cypress Semiconductor Corp.*+......................          163,144

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Large Capitalization Value Equity Investments
--------------------------------------------------------------------------------

   Shares                         Security                            Value

--------------------------------------------------------------------------------
 Semiconductors -- 1.0% (continued)
      3,400 Dallas Semiconductor Corp. ........................   $      140,675
      2,100 International Rectifier Corp.*.....................          132,169
      1,639 KLA -- Tencor Corp.*+..............................          107,559
        800 Lattice Semiconductor Corp.*+......................           62,300
    242,405 National Semiconductor Corp.*......................       10,787,023
     20,000 Novellus Systems, Inc.*............................        1,231,250
        500 ON Semiconductor Corp.*............................            8,500
        100 Siliconix Inc.*....................................            5,588
        500 Virata Corp.*+.....................................           34,375
                                                                  --------------
                                                                      18,713,844
                                                                  --------------

 Software -- 1.6%
      1,000 Acxiom Corp.*......................................           25,500
      1,100 American Management Systems*.......................           20,556
      6,167 Autodesk, Inc. ....................................          173,447
     38,700 Automatic Data Processing, Inc. ...................        2,307,566
     83,600 BMC Software, Inc.*................................        2,257,200
        400 CacheFlow Inc.*....................................           43,750
     29,213 Cadence Design Systems, Inc.*+.....................          620,776
      1,300 ChoicePoint Inc.*..................................           60,938
     96,400 Computer Associates International, Inc. ...........        3,060,700
    203,700 Compuware Corp.*...................................        2,151,581
     23,558 Covad Communications Group, Inc.*..................          384,290
      1,300 Electronic Arts Inc.*..............................          140,319
    199,052 First Data Corp. ..................................        9,492,293
      6,100 Fiserv, Inc.*......................................          330,544
     45,600 Informix Corp.*....................................          279,300
      8,923 Intuit Inc.*.......................................          534,265
      3,400 Keane, Inc.*.......................................           58,863
      1,100 Liberate Technologies, Inc.*.......................           33,825
    111,800 Microsoft Corp.*...................................        7,805,038
        300 National Instruments Corp.*........................           12,956
      5,361 Networks Associates Inc.*..........................          138,716
     11,553 NorthPoint Communications Group, Inc.*.............          132,137
     38,700 Novell, Inc.*......................................          474,075
      9,100 Parametric Technology Corp.*.......................          121,713
     10,600 PeopleSoft, Inc.*..................................          341,850
        500 Pixar, Inc.*+......................................           16,500
      2,200 Red Hat, Inc.*+....................................           55,275
     12,143 Reynolds & Reynolds Co., Class A Shares............          220,092
     14,600 Sybase, Inc.*......................................          400,588
     11,300 WebMD Corp.*.......................................          199,163
                                                                  --------------
                                                                      31,893,816
                                                                  --------------

 Telecommunications -- 9.8%
     40,271 3Com Corp.*........................................          669,505
     13,021 Adaptec, Inc.*.....................................          319,015
        400 ADTRAN, Inc.*......................................           21,425
      1,300 Advanced Fibre Communications, Inc.*...............           68,717
    181,693 Alltel Corp.+......................................        9,186,853
     10,649 American Tower Corp., Class A Shares*+.............          386,692
      5,200 Andrew Corp.*......................................          154,050
        600 Antec Corp.*.......................................           21,638

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Large Capitalization Value Equity Investments
--------------------------------------------------------------------------------

   Shares                         Security                            Value

--------------------------------------------------------------------------------
 Telecommunications -- 9.8% (continued)
      1,400 Aspect Communications Corp.*.......................   $       31,588
    698,950 AT&T Corp.+........................................       22,016,925
     52,500 AT&T Wireless Group*...............................        1,374,844
    435,498 BellSouth Corp. ...................................       16,249,524
     34,700 Broadwing Inc.*....................................          969,431
     39,752 Cabletron Systems, Inc.*...........................        1,488,216
     22,748 CenturyTel, Inc. ..................................          655,427
     42,860 Citizens Communications Co.*.......................          699,154
      1,400 CommScope, Inc.*...................................           34,913
     12,110 Cox Communications, Inc., Class A Shares*..........          430,662
     13,442 Crown Castle International Corp.*+.................          466,269
        600 Ditech Communications Corp.*.......................           35,400
      2,100 Dobson Communications Corp.*.......................           45,281
     28,726 General Motors Corp., Class H Shares*..............          951,549
      9,775 Harris Corp. ......................................          293,861
      1,300 Infonet Services Corp., Class A Shares*............           16,981
     16,200 Level 3 Communications, Inc.*+.....................        1,413,197
      4,000 McLeodUSA Inc., Class A Shares*....................           63,250
      8,300 Metromedia Fiber Network, Inc.*+...................          331,482
    587,581 Motorola, Inc. ....................................       21,189,641
        100 New Focus, Inc.*...................................           13,806
      5,900 Nextel Partners, Inc., Class A Shares*.............          178,106
     23,252 NEXTLINK Communications, Inc., Class A Shares*+....          815,273
     23,100 NTL Inc.*+.........................................        1,012,069
      2,777 PanAmSat Corp.*....................................           90,079
     88,848 Qwest Communications International Inc.*...........        4,586,778
      7,100 RCN Corp.*.........................................          172,175
    909,414 SBC Communications Inc. ...........................       37,947,862
        100 Sonus Networks, Inc.*..............................           16,638
      9,000 Spectrasite Holdings, Inc.*........................          210,938
    286,313 Sprint Corp. (FON Group)...........................        9,591,486
      2,400 TeleCorp PCS, Inc.*+...............................           84,600
     18,778 Telephone & Data Systems Inc. .....................        2,178,248
        900 Tritel, Inc.*......................................           23,513
      1,213 US Cellular Corp.*.................................           89,231
      1,700 UTStarcom, Inc.*...................................           40,588
    792,680 Verizon Communications.............................       34,580,665
        300 West TeleServices Corp.*...........................            7,125
      1,000 Williams Communications Group, Inc.*+..............           29,375
    490,492 WorldCom, Inc.*....................................       17,902,958
                                                                  --------------
                                                                     189,157,003
                                                                  --------------

 Textiles -- 0.0%
     18,273 Shaw Industries, Inc. .............................          227,270
                                                                  --------------

 Tobacco -- 1.4%
    874,223 Philip Morris Cos. Inc. ...........................       25,898,856
     16,768 R.J. Reynolds Tobacco Holdings, Inc. ..............          601,552
     16,779 UST Inc. ..........................................          362,846
                                                                  --------------
                                                                      26,863,254
                                                                  --------------

 Toys/Games/Hobbies -- 0.1%
     27,956 Hasbro, Inc. ......................................          344,208
     69,110 Mattel, Inc. ......................................          682,461
                                                                  --------------
                                                                       1,026,669
                                                                  --------------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Large Capitalization Value Equity Investments
--------------------------------------------------------------------------------

   Shares                        Security                           Value

------------------------------------------------------------------------------
 Transportation -- 0.7%
      68,372 Burlington Northern Santa Fe Corp. .............   $    1,529,827
       1,500 C.H. Robinson Worldwide, Inc. ..................           88,781
      35,452 CSX Corp. ......................................          846,424
         700 Expeditors International of Washington, Inc. ...           34,300
      63,516 FedEx Corp.*....................................        2,562,871
       5,100 Florida East Coast Industries, Inc. ............          222,488
       3,950 Kansas City Southern Industries, Inc. ..........           36,538
      62,217 Norfolk Southern Corp. .........................          999,364
     146,824 Union Pacific Corp.+............................        5,836,254
      16,000 United Parcel Service, Inc., Class B Shares+....          887,001
                                                                --------------
                                                                    13,043,848
                                                                --------------

 Trucking & Leasing -- 0.0%
       7,785 GATX Corp. .....................................          316,752
                                                                --------------

 Water -- 0.0%
      15,934 American Water Works Co., Inc. .................          390,383
                                                                --------------
             TOTAL COMMON STOCK
             (Cost -- $1,754,714,492)........................    1,895,124,806
                                                                --------------

    Face
   Amount
 -----------
 U.S. TREASURY OBLIGATIONS -- 0.1%
 $ 1,125,000 U.S. Treasury Bills, 5.780% due 9/21/00 (Cost --
               $1,121,256)...................................        1,121,043
                                                                --------------
             SUB-TOTAL INVESTMENTS
             (Cost -- $1,755,835,748)........................    1,896,245,849
                                                                --------------

 REPURCHASE AGREEMENT -- 1.6%
  30,658,000 J.P. Morgan Securities Inc., 6.600% due 9/1/00;
              Proceeds at maturity -- $30,663,621; (Fully
              collateralized by U.S. Treasury Notes & Bonds,
              4.250% to 13.375% due 3/31/01 to 8/15/26;
              Market value -- $31,271,710) (Cost --
               $30,658,000)..................................       30,658,000
                                                                --------------
             TOTAL INVESTMENTS -- 100%
             (Cost -- $1,786,493,748**)......................   $1,926,903,849
                                                                ==============

------
 +  All or a portion of this security is on loan (See Note 13).
 *  Non-income producing security.
**  Aggregate cost for Federal income tax purposes is substantially the same.
                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Large Capitalization Growth Investments
--------------------------------------------------------------------------------

   Shares                         Security                            Value

--------------------------------------------------------------------------------
 COMMON STOCK -- 97.4%

 Advertising -- 0.3%
       9,949 Catalina Marketing Corp.*.........................   $      424,698
       3,500 Getty Images, Inc.*...............................          147,000
         522 Harte-Hanks, Inc. ................................           13,115
      36,090 The Interpublic Group of Cos., Inc.+..............        1,380,443
       5,204 Lamar Advertising Co.*............................          241,661
      35,528 Omnicom Group+....................................        2,964,367
       9,712 Snyder Communications, Inc. ......................          265,866
      13,076 TMP Worldwide, Inc.*..............................          904,696
         800 True North Communications Inc. ...................           37,100
      11,906 Young & Rubicam, Inc. ............................          696,501
                                                                  --------------
                                                                       7,075,447
                                                                  --------------

 Aerospace/Defense -- 0.0%
       9,557 The Boeing Co. ...................................          512,494
       1,480 L-3 Communications Holdings, Inc.*................           87,505
      10,700 The Titan Corp.+..................................          263,488
                                                                  --------------
                                                                         863,487
                                                                  --------------

 Airlines -- 0.6%
       3,300 Northwest Airlines Corp.*.........................          103,331
     712,500 Southwest Airlines Co. ...........................       16,120,313
       4,600 US Airways Group, Inc. ...........................          156,400
                                                                  --------------
                                                                      16,380,044
                                                                  --------------

 Apparel -- 0.0%
       5,221 Jones Apparel Group, Inc.*........................          127,914
       1,191 NIKE, Inc., Class B Shares........................           47,119
                                                                  --------------
                                                                         175,033
                                                                  --------------

 Banks -- 0.1%
      10,466 Fifth Third Bancorp...............................          483,398
      15,612 Firstar Corp. ....................................          372,737
       2,619 State Street Corp. ...............................          308,387
       7,020 Synovus Financial Corp. ..........................          138,206
                                                                  --------------
                                                                       1,302,728
                                                                  --------------

 Beverages -- 0.7%
      10,986 Anheuser-Busch Cos., Inc. ........................          865,834
     299,576 The Coca-Cola Co.+................................       15,765,187
      20,448 Coca-Cola Enterprises Inc.+.......................          380,844
       8,293 Pepsi Bottling Group, Inc. .......................          263,303
      31,737 PepsiCo, Inc. ....................................        1,352,790
                                                                  --------------
                                                                      18,627,958
                                                                  --------------

 Biotechnology -- 4.0%
       8,000 Affymetrix, Inc.*+................................          632,000
     489,488 Amgen, Inc. ......................................       37,109,309
     307,579 Biogen, Inc.*.....................................       21,261,398
      14,351 Chiron Corp.*.....................................          775,851
     116,500 Genetech, Inc.*...................................       22,193,250
       7,209 Genzyme Corp. -- General Division*................          541,126
      11,600 Human Genome Sciences, Inc.*......................        1,936,475

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Large Capitalization Growth Investments
--------------------------------------------------------------------------------

   Shares                         Security                            Value

--------------------------------------------------------------------------------
 Biotechnology -- 4.0% (continued)
       8,648 ICOS Corp.*.......................................   $      507,529
      50,900 IDEC Pharmaceuticals Corp.*+......................        7,106,912
     247,300 Immunex Corp.*+...................................       12,426,825
       5,800 Incyte Genomics, Inc.*............................          481,038
      17,600 Millennium Pharmaceuticals, Inc.*+................        2,519,000
       9,800 PE Corp. -- Celera Genomics Group*................        1,062,688
       8,300 Protein Design Labs, Inc.*+.......................          630,800
                                                                  --------------
                                                                     109,184,201
                                                                  --------------

 Chemicals -- 0.0%
         866 Cabot Corp. ......................................           32,042
                                                                  --------------

 Commercial Services -- 1.2%
       1,012 ANC Rental Corp.*.................................            7,084
      15,729 Apollo Group, Inc., Class A Shares*...............          641,940
      36,671 Cendant Corp. ....................................          483,599
       1,756 Comdisco, Inc. ...................................           42,144
      44,903 Concord EFS, Inc.*................................        1,442,509
       2,578 Convergys Corp.*..................................          100,864
      12,671 DeVry, Inc.*......................................          473,579
       4,102 Ecolab, Inc. .....................................          159,722
      29,920 Equifax, Inc. ....................................          761,090
      10,200 First Health Group Corp. .........................          316,837
       1,064 H&R Block, Inc. ..................................           38,171
       4,000 Iron Mountain, Inc. ..............................          136,500
       1,080 Manpower, Inc. ...................................           39,082
       7,104 McKesson HBOC, Inc. ..............................          177,156
       9,110 NOVA Corp./Georgia*...............................          130,956
     583,408 Paychex, Inc. ....................................       26,034,582
       4,100 Quanta Services, Inc.*............................          191,675
       8,294 Quintiles Transnational Corp.*....................          115,598
      37,670 Robert Half International, Inc.+..................        1,198,377
       5,400 TeleTech Holdings, Inc.*..........................          176,175
      10,777 Valassis Communications, Inc. ....................          311,186
       3,685 Viad Corp. .......................................          108,016
       2,900 Wireless Facilities, Inc.+........................          217,500
                                                                  --------------
                                                                      33,304,342
                                                                  --------------

 Computers -- 10.4%
       2,327 Affiliated Computer Services, Class A Shares*.....          108,351
     188,816 Apple Computer, Inc.+.............................       11,505,975
       4,781 The Bisys Group, Inc.*............................          360,069
      23,120 Brocade Communications Systems*+..................        5,220,785
       6,939 Ceridian Corp. ...................................          167,837
      62,928 Compaq Computer Corp. ............................        2,143,485
      22,905 Computer Sciences Corp. ..........................        1,810,927
   1,144,204 Dell Computer Corp.*..............................       49,915,900
       2,297 DST Systems, Inc.*................................          215,918
       4,100 Echelon Corp.*....................................          192,956
      46,634 Electronic Data Systems Corp. ....................        2,322,956
       6,426 Electronics for Imaging, Inc.*....................          167,076
     713,872 EMC Corp. ........................................       69,959,456
       7,800 Entrust Technologies, Inc.*.......................          232,050
      38,874 Gateway, Inc.*+...................................        2,647,319

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Large Capitalization Growth Investments
--------------------------------------------------------------------------------

   Shares                         Security                           Value

-------------------------------------------------------------------------------
 Computers -- 10.4% (continued)
      67,811 Hewlett-Packard Co.+.............................   $    8,188,178
     277,000 International Business Machines Corp.............       36,564,000
       5,600 Internet Security Systems*.......................          453,600
       6,300 Jack Henry & Associates, Inc.....................          279,563
      27,359 Lexmark International Group, Inc., Class A
              Shares*.........................................        1,855,282
      15,665 MarchFIRST, Inc.*................................          303,509
       2,958 NCR Corp.*.......................................          119,429
      21,476 Redback Networks, Inc.*+.........................        3,207,978
       5,200 RSA Security, Inc.*..............................          307,125
      10,300 SanDisk Corp.*...................................          860,050
      15,724 Sapient Corp.*...................................          825,510
      18,814 Seagate Technology, Inc.*........................        1,117,081
      15,900 Silicon Storage Technology, Inc.*+...............          521,719
     563,650 Sun Microsystems, Inc.*..........................       71,548,322
       7,817 SunGard Data Systems, Inc.*......................          281,412
       6,969 Synopsys, Inc.*..................................          258,289
      32,899 Unisys Corp......................................          427,687
      84,390 VERITAS Software Corp.*+.........................       10,174,269
                                                                 --------------
                                                                    284,264,063
                                                                 --------------

 Cosmetics/Personal Care -- 0.8%
      79,326 Colgate-Palmolive Co.............................        4,040,668
      18,584 The Estee Lauder Cos. Inc., Class A Shares+......          760,783
     394,391 Gillette Co......................................       11,831,730
      95,400 The Procter & Gamble Co. ........................        5,896,912
                                                                 --------------
                                                                     22,530,093
                                                                 --------------

 Distribution/Wholesale -- 0.0%
       5,843 Fastenal Corp....................................          373,222
       2,035 Ingram Micro, Inc., Class A Shares*..............           30,525
       2,761 Tech Data Corp.*.................................          142,537
                                                                 --------------
                                                                        546,284
                                                                 --------------

 Diversified Financial Services -- 3.7%
     131,733 American Express Co..............................        7,788,714
      36,549 Capital One Financial Corp. .....................        2,204,362
      18,228 Federated Investors, Inc., Class B Shares........          427,219
      50,000 Goldman Sachs Group, Inc.........................        6,403,125
      17,428 Knight Trading Group Inc., Class A Shares*+......          546,803
      99,415 MBNA Corp........................................        3,510,592
     132,200 Morgan Stanley Dean Witter & Co..................       14,219,762
     234,194 Providian Financial Corp.........................       26,917,673
     782,362 Stilwell Financial, Inc.*........................       37,846,762
       7,823 T. Rowe Price Associates, Inc....................          353,991
       6,568 USA Education, Inc...............................          257,383
      17,747 Waddell & Reed Financial, Class A Shares.........          618,909
                                                                 --------------
                                                                    101,095,295
                                                                 --------------

 Electric -- 0.3%
      63,558 AES Corp.........................................        4,051,823
      27,532 Calpine Corp.*+..................................        2,725,668
       1,900 NRG Energy Inc.*.................................           49,875
                                                                 --------------
                                                                      6,827,366
                                                                 --------------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Large Capitalization Growth Investments
--------------------------------------------------------------------------------

   Shares                         Security                            Value

--------------------------------------------------------------------------------
 Electrical Components & Equipment -- 0.1%
      32,403 American Power Conversion*........................   $      771,597
      21,875 Molex, Inc.+......................................        1,155,273
       5,200 Power-One, Inc. ..................................          823,875
                                                                  --------------
                                                                       2,750,745
                                                                  --------------

 Electronics -- 1.1%
      95,800 Agilent Technologies, Inc.*+......................        5,777,938
       8,100 Amphenol Corp., Class A Shares*...................          518,400
       4,700 AVX Corp. ........................................          140,706
      14,350 Gentex Corp.*.....................................          371,306
      24,380 Jabil Circuit, Inc.*+.............................        1,555,749
      16,000 KEMET Corp.*+.....................................          480,000
      16,764 Microchip Technology, Inc.*.......................        1,141,000
       9,836 Millipore Corp. ..................................          598,767
      44,088 PE Corp. -- PE Biosystems Group...................        4,337,157
         900 PerkinElmer, Inc. ................................           80,944
      31,434 Sanmina Corp.*+...................................        3,709,212
       5,200 Sawtek, Inc.*.....................................          262,275
      24,738 SCI Systems, Inc.*+...............................        1,527,571
     104,880 Solectron Corp.*+.................................        4,752,375
      28,904 Symbol Technologies, Inc. ........................        1,195,903
       3,000 Vishay Intertechnology, Inc.*.....................          120,937
      26,646 Waters Corp.*.....................................        2,120,022
                                                                  --------------
                                                                      28,690,262
                                                                  --------------

 Energy - Alternate Sources -- 0.0%
       1,800 Plug Power, Inc.+.................................           80,550
                                                                  --------------

 Engineering & Construction -- 0.0%
       7,800 Dycom Industries, Inc.+...........................          413,400
                                                                  --------------

 Entertainment -- 0.1%
      14,165 International Game Technology.....................          410,785
       1,867 International Speedway Corp., Class A Shares......           63,245
       6,200 Macrovision Corp.*................................          661,075
       6,285 Six Flags, Inc. ..................................           93,882
                                                                  --------------
                                                                       1,228,987
                                                                  --------------

 Environmental Control -- 0.0%
       2,998 Republic Services, Inc.*..........................           43,846
                                                                  --------------

 Financial Services -- 1.2%
     877,298 The Charles Schwab Corp. .........................       33,501,817
                                                                  --------------

 Food -- 0.8%
      26,250 Bestfoods.........................................        1,853,906
      28,278 Campbell Soup Co. ................................          717,554
      28,026 General Mills, Inc.+..............................          900,335
         305 Keebler Foods Co. ................................           13,973
      16,577 Kellogg Co. ......................................          384,379
      84,384 Kroger Co. .......................................        1,914,462
      12,952 Quaker Oats Co.+..................................          879,927
     233,051 Safeway, Inc.*....................................       11,492,328
      70,255 Sara Lee Corp. ...................................        1,308,499
      37,391 SYSCO Corp. ......................................        1,582,107
                                                                  --------------
                                                                      21,047,470
                                                                  --------------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Large Capitalization Growth Investments
--------------------------------------------------------------------------------

   Shares                         Security                           Value

-------------------------------------------------------------------------------
 Forest Products & Paper -- 0.0%
       6,900 Georgia-Pacific Corp. (Timber Group)*............   $      202,256
       1,200 Willamette Industries*...........................           36,600
                                                                 --------------
                                                                        238,856
                                                                 --------------

 Health Care -- 1.3%
         575 Bausch & Lomb, Inc. .............................           20,556
         384 Beckman Coulter Inc. ............................           29,232
       4,883 Biomet, Inc. ....................................          165,106
      46,904 Boston Scientific Corp.*+........................          888,244
       7,700 CYTYC Corp.*+....................................          359,013
      64,933 Guidant Corp. ...................................        4,370,803
      41,114 Health Management Associates, Inc., Class A
              Shares..........................................          670,672
      16,118 Johnson & Johnson................................        1,481,849
     477,524 Medtronic, Inc. .................................       24,473,105
       8,954 MiniMed, Inc.*+..................................          642,869
      17,806 Oxford Health Plans, Inc.*.......................          543,083
       2,630 Pacificare Health System, Inc.*..................          141,856
       3,500 Quest Diagnostics, Inc.*.........................          433,125
       1,990 St. Jude Medical, Inc. ..........................           78,854
      30,448 Stryker Corp. ...................................        1,364,451
       4,300 Techne Corp.*....................................          410,650
       2,842 UnitedHealth Group, Inc. ........................          268,569
       2,268 Universal Health Services, Inc., Class B Shares..          160,461
                                                                 --------------
                                                                     36,502,498
                                                                 --------------

 Home Furnishings -- 0.0%
       5,100 Polycom, Inc.*...................................          573,113
                                                                 --------------

 Household Products/Wares -- 0.0%
       1,066 Avery Dennison Corp. ............................           57,631
                                                                 --------------

 Insurance -- 1.7%
       3,541 AFLAC, Inc. .....................................          191,214
     175,200 American International Group, Inc. ..............       15,614,700
     401,500 Progressive Corp. ...............................       30,438,719
                                                                 --------------
                                                                     46,244,633
                                                                 --------------

 Internet -- 2.0%
      39,192 Amazon.com, Inc.*+...............................        1,626,468
     488,858 America Online, Inc. ............................       28,659,300
      15,003 AmeriTrade Holdings Corp.*+......................          282,244
      21,391 At Home Corp.*+..................................          311,506
      40,550 CMGI, Inc.*+.....................................        1,814,613
       8,793 CNET Networks, Inc.*+............................          294,566
       4,151 Critical Path, Inc.*.............................          320,665
      22,514 DoubleClick, Inc.*...............................          916,038
      32,249 E*TRADE Group, Inc.*+............................          572,420
       6,266 EarthLink, Inc.*+................................           70,492
      25,604 eBay, Inc.*+.....................................        1,587,448
         300 FreeMarkets, Inc.*...............................           24,412
       9,400 Homestore.com, Inc.*.............................          509,363
      28,260 InfoSpace, Inc.*+................................        1,102,140
      18,226 Lycos, Inc.*.....................................        1,294,046

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Large Capitalization Growth Investments
--------------------------------------------------------------------------------

   Shares                         Security                           Value

-------------------------------------------------------------------------------
 Internet -- 2.0% (continued)
       2,000 NaviSite, Inc.*..................................   $       96,250
      13,411 Priceline.com, Inc.*.............................          364,612
       5,100 S1 Corp.*........................................           88,931
       2,286 Safeguard Scientifics, Inc.*+....................           65,294
       4,000 TD Waterhouse Group, Inc.*.......................           81,000
       2,141 Ticketmaster Online - CitySearch, Inc.*..........           51,518
      17,100 VerticalNet, Inc.*...............................          910,575
       7,778 The Walt Disney Co. (Internet Group)*............          127,365
      18,100 Webvan Group, Inc.*+.............................           72,400
     119,712 Yahoo! Inc.*.....................................       14,545,008
                                                                 --------------
                                                                     55,788,674
                                                                 --------------

 Leisure Time -- 0.3%
     187,266 Harley Davidson, Inc. ...........................        9,328,188
       1,860 Sabre Holdings Corp. ............................           51,847
                                                                 --------------
                                                                      9,380,035
                                                                 --------------

 Lodging -- 0.0%
       2,180 Marriott International, Inc., Class A Shares.....           86,110
       1,430 MGM Mirage, Inc.+................................           49,156
                                                                 --------------
                                                                        135,266
                                                                 --------------

 Machinery - Diversified -- 0.0%
       7,600 Cognex Corp. ....................................          304,000
                                                                 --------------

 Media -- 3.2%
     315,400 AT&T Corp. - Liberty Media Corp., Class A
              Shares*.........................................        6,741,675
       9,011 Cablevision Systems Corp., Class A Shares*.......          605,990
      25,560 Clear Channel Communications+....................        1,849,905
     121,889 Cox Communications, Class A Shares*..............        4,334,678
       6,189 Cox Radio, Inc., Class A Shares*.................          128,809
       3,288 Dow Jones & Co., Inc. ...........................          205,705
       2,500 Emmis Communications Corp.*......................           82,031
       9,605 Fox Entertainment Group, Inc., Class A Shares*...          277,945
         645 Hearst-Argyle Television, Inc.*..................           13,948
      16,506 Hispanic Broadcasting Corp.*.....................          423,998
      27,752 Infinity Broadcasting Corp., Class A Shares*.....        1,051,107
       3,215 Liberty Digital, Inc., Class A Shares*...........           79,571
       2,200 Pegasus Communications*..........................          109,450
     244,090 Pixar, Inc.*+....................................        8,054,970
      13,787 PRIMEDIA, Inc.*+.................................          246,443
      20,046 Reader's Digest Association, Class A Shares*.....          771,771
     436,665 Time Warner, Inc.*...............................       37,334,857
       2,774 UnitedGlobalCom, Inc., Class A Shares*...........          106,279
      34,206 Univision Communications, Inc., Class A
              Shares*+........................................        1,509,340
       2,366 USA Networks, Inc.*..............................           56,932
     341,968 Viacom, Inc., Class B Shares*+...................       23,018,721
                                                                 --------------
                                                                     87,004,125
                                                                 --------------

 Metals - Diversified -- 0.0%
       5,500 Homestake Mining Co. ............................           30,594
       4,900 Newmont Mining Corp. ............................           90,956
                                                                 --------------
                                                                        121,550
                                                                 --------------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Large Capitalization Growth Investments
--------------------------------------------------------------------------------

   Shares                         Security                            Value

--------------------------------------------------------------------------------
 Miscellaneous Manufacturing -- 4.7%
       2,409 Danaher Corp. ...................................    $      135,356
   2,189,560 General Electric Co.++...........................       128,499,802
      20,978 Honeywell International, Inc. ...................           808,964
                                                                  --------------
                                                                     129,444,122
                                                                  --------------

 Office Furnishings -- 0.0%
      15,719 Herman Miller, Inc. .............................           502,026
                                                                  --------------

 Oil & Gas Producers -- 0.3%
      12,626 Anadarko Petroleum Corp. ........................           830,412
      12,766 Apache Corp. ....................................           804,258
       2,684 Devon Energy Corp. ..............................           157,182
       1,587 Diamond Offshore Drilling, Inc. .................            71,117
       8,369 ENSCO International, Inc. .......................           333,714
      12,500 EOG Resources, Inc. .............................           478,125
      15,983 Global Marine, Inc. .............................           516,451
       2,300 Helmerich & Payne, Inc. .........................            84,956
       7,500 Marine Drilling Co., Inc.*.......................           203,906
       4,700 Murphy Oil Corp. ................................           313,725
      20,631 Nabors Industries, Inc.*.........................           981,262
       6,500 Newfield Exploration Co.*........................           281,125
      18,823 Noble Drilling Corp.*............................           912,916
       1,400 Pride International, Inc. .......................            34,475
      21,250 R&B Falcon Corp.*................................           605,625
      10,000 Rowan Cos., Inc. ................................           310,000
         861 Vastar Resources, Inc. ..........................            71,248
                                                                  --------------
                                                                       6,990,497
                                                                  --------------

 Oil & Gas Services -- 0.2%
      22,082 Baker Hughes, Inc. ..............................           807,373
      14,324 BJ Services Co. .................................           959,708
       8,752 Cooper Cameron Corp.*............................           681,015
         700 Global Industries Ltd. ..........................             8,706
       1,121 Grant Prideco, Inc. .............................            26,344
      48,336 Halliburton Co. .................................         2,561,808
       9,200 Hanover Compressor Co. ..........................           292,100
       7,499 Smith International, Inc.+.......................           596,170
       4,600 Tidewater, Inc. .................................           185,725
       5,421 Weatherford International, Inc.*+................           254,448
                                                                  --------------
                                                                       6,373,397
                                                                  --------------

 Packaging & Containers -- 0.0%
      15,976 Sealed Air Corp.*+...............................           819,769
                                                                  --------------

 Pharmaceuticals -- 9.4%
      31,121 Abbott Laboratories..............................         1,361,544
      13,800 Abgenix, Inc.*...................................         1,037,372
      10,600 Alkermes, Inc.*+.................................           490,250
     147,292 Allergan, Inc. ..................................        10,770,728
     115,842 ALZA Corp.*......................................         8,760,551
     374,398 American Home Products Corp. ....................        20,287,692
       7,998 Andrx Corp.*.....................................           695,826
     202,636 Bristol-Myers Squibb Co.*........................        10,739,708
      42,253 Cardinal Health, Inc. ...........................         3,456,824

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Large Capitalization Growth Investments
--------------------------------------------------------------------------------

   Shares                         Security                            Value

--------------------------------------------------------------------------------
 Pharmaceuticals -- 9.4% (continued)
      10,900 Celgene Corp.*....................................   $      806,600
       5,800 Cephalon, Inc.*+..................................          291,812
      10,200 COR Therapeutics, Inc.*+..........................          573,750
     171,100 Elan Corp. PLC -- Sponsored ADR*+.................        9,977,269
     200,627 Eli Lilly & Co. ..................................       14,645,771
       2,376 Express Scripts, Inc., Class A Shares*............          169,141
      18,417 Forest Laboratories, Inc.*........................        1,802,564
       1,400 Gilead Sciences, Inc.*+...........................          151,200
       6,600 ImClone Systems*..................................          636,075
      28,878 Ivax Corp. .......................................          999,901
      11,600 Jones Pharma Inc. ................................          414,700
      13,600 King Pharmaceuticals, Inc.*+......................          436,900
       7,500 Medarex, Inc. ....................................          828,750
     129,120 MedImunne, Inc.*..................................       10,862,220
     242,928 Merck & Co., Inc. ................................       16,974,594
       2,974 Mylan Laboratories, Inc. .........................           78,997
       8,500 Patterson Dental Co.*.............................          201,875
   2,175,331 Pfizer, Inc. .....................................       94,083,066
     432,349 Pharmacia Corp. ..................................       25,319,438
     309,995 Schering-Plough Corp. ............................       12,438,549
      11,156 Sepracor, Inc.*+..................................        1,227,160
      15,615 Sybron International Corp.*.......................          355,241
       1,600 Tanox, Inc.*......................................           74,400
      11,100 Vertex Pharmaceuticals Inc.*......................          943,500
      64,181 Watson Pharmaceuticals Inc.*......................        3,959,165
                                                                  --------------
                                                                     255,853,133
                                                                  --------------

 Pipelines -- 0.3%
      37,662 Dynegy Inc., Class A Shares.......................        1,694,790
      71,294 Enron Corp. ......................................        6,051,078
                                                                  --------------
                                                                       7,745,868
                                                                  --------------

 Retail -- 5.0%
       1,400 7-Eleven, Inc.*...................................           18,725
      23,096 AutoNation, Inc.*.................................          150,124
      49,352 Bed Bath & Beyond, Inc.*..........................          866,745
      35,573 Best Buy Co., Inc.*...............................        2,196,633
       1,856 BJ's Wholesale Club, Inc.*........................           62,872
       1,900 Blockbuster, Inc., Class A Shares.................           17,813
      10,562 CDW Computer Centers, Inc.*.......................          776,307
      28,548 Circuit City Stores, Inc. ........................          740,464
      11,274 Consolidated Stores Corp.*........................          153,608
     240,072 Costco Wholesale Corp. ...........................        8,267,479
      27,872 CVS Corp. ........................................        1,034,748
      34,698 Dollar General Corp. .............................          713,478
      91,677 Dollar Tree Stores, Inc.*.........................        3,718,648
      22,428 Family Dollar Stores, Inc. .......................          403,704
     116,579 The Gap, Inc. ....................................        2,615,741
     955,774 Home Depot, Inc. .................................       45,936,888
      17,842 Intimate Brands, Inc. ............................          287,702
     166,754 Kohl's Corp.*+....................................        9,338,224
      11,140 The Limited, Inc. ................................          222,800
     188,923 Lowe's Cos., Inc. ................................        8,466,112
       3,700 MSC Industrial Direct Co., Inc. ..................           60,125

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Large Capitalization Growth Investments
--------------------------------------------------------------------------------

   Shares                         Security                            Value

--------------------------------------------------------------------------------
 Retail -- 5.0% (continued)
       5,411 Office Depot, Inc.*...............................   $       39,568
       2,477 Outback Steakhouse, Inc.*.........................           56,816
      39,568 RadioShack Corp. .................................        2,334,512
      64,532 Staples, Inc.*....................................          992,180
      36,160 Starbucks Corp.*..................................        1,324,360
         600 Talbots, Inc. +...................................           40,163
      32,634 Target Corp. .....................................          758,741
      19,972 Tiffany & Co. ....................................          831,334
      30,746 TJX Cos., Inc. ...................................          578,409
      10,299 Tricon Global Restaurants*........................          299,958
     185,423 Walgreen Co. .....................................        6,095,781
     800,305 Wal-Mart Stores, Inc. ............................       37,964,468
       7,018 Williams Sonoma, Inc.*............................          252,209
                                                                  --------------
                                                                     137,617,439
                                                                  --------------

 Semiconductors -- 14.7%
      38,318 Advanced Micro Devices............................        1,441,715
       7,700 Alpha Industries, Inc. ...........................          388,369
      84,366 Altera Corp.*+....................................        5,467,971
      23,300 Amkor Technology, Inc. +..........................          795,113
     313,782 Analog Devices, Inc.*.............................       31,535,091
     466,986 Applied Materials, Inc.*..........................       40,306,729
      48,284 Applied Micro Circuits Corp.*.....................        9,798,634
      81,708 Atmel Corp.*+.....................................        1,634,160
      29,480 Broadcom Corp., Class A Shares*+..................        7,370,000
      43,792 Conexant Systems, Inc.*+..........................        1,628,515
      10,500 Credence Systems Corp. ...........................          614,906
       6,000 Cree, Inc. .......................................          826,500
      20,900 Cypress Semiconductor Corp.+......................        1,033,244
       8,400 Dallas Semiconductor Corp. .......................          347,550
      12,000 Fairchild Semiconductor International, Inc. ......          477,000
       6,900 GlobeSpan, Inc. ..................................          831,019
      21,900 Integrated Device Technology, Inc.+...............        1,921,725
   2,078,898 Intel Corp. ......................................      155,657,488
      10,300 International Rectifier Corp. ....................          648,256
       4,300 Intersil Holding Corp. ...........................          232,200
      37,192 KLA-Tencor Corp.*+................................        2,440,725
      13,300 Kopin Corp. ......................................          444,719
      26,400 Lam Research Corp.+...............................          795,300
       7,900 Lattice Semiconductor Corp.+......................          615,213
      65,122 Linear Technology Corp. ..........................        4,684,714
      64,968 LSI Logic Corp.*+.................................        2,334,788
     450,220 Maxim Integrated Products, Inc. ..................       39,478,666
      12,300 Micrel, Inc. .....................................          940,181
     101,176 Micron Technologies, Inc. ........................        8,271,138
      37,400 National Semiconductor Corp. .....................        1,664,300
      27,592 Novellus Systems, Inc.*...........................        1,698,632
       5,800 ON Semiconductor Corp. ...........................           98,600
      32,778 PMC-Sierra, Inc.*+................................        7,735,608
     141,352 QLogic Corp.*.....................................       16,043,452
      16,400 Rambus Inc.*+.....................................        1,339,675
       6,900 Semtech Corp.+....................................          817,219
         700 Silicon Laboratories, Inc. .......................           42,262

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Large Capitalization Growth Investments
--------------------------------------------------------------------------------

   Shares                         Security                            Value

--------------------------------------------------------------------------------
 Semiconductors -- 14.7% (continued)
       1,200 Siliconix Inc. ...................................   $       67,050
      36,720 Teradyne, Inc.+...................................        2,379,915
     543,238 Texas Instruments, Inc. ..........................       36,362,994
      17,200 Transwitch Corp. .................................        1,035,225
      13,500 TriQuint Semiconductor, Inc. .....................          746,719
       5,700 Virata Corp. .....................................          391,875
      34,792 Vitesse Semiconductors Corp. .....................        3,089,964
      59,534 Xilinx, Inc.*.....................................        5,291,084
                                                                  --------------
                                                                     401,766,203
                                                                  --------------

 Software -- 10.8%
      13,358 Acxiom Corp.*.....................................          340,629
      95,434 Adobe Systems, Inc. ..............................       12,406,420
      35,300 Agile Software Corp.*+............................        2,451,144
       8,800 Akamai Technologies, Inc.*+.......................          664,950
       6,300 Alteon Websystems, Inc.*..........................          932,400
       7,400 American Management Systems, Inc.*................          138,288
      81,400 Ariba, Inc.*+.....................................       12,810,325
      11,200 Art Technology Group, Inc.*.......................        1,141,700
       1,100 AsiaInfo Holdings, Inc.*..........................           34,650
       2,996 Autodesk, Inc. ...................................           84,263
      95,352 Automatic Data Processing.........................        5,685,363
      79,412 BEA Systems, Inc.*+...............................        5,404,979
      52,270 BMC Software, Inc.*...............................        1,411,290
      38,000 BroadVision, Inc.*................................        1,311,000
       2,800 CacheFlow Inc.*...................................          306,250
      13,970 Cadence Design System, Inc.*+.....................          296,863
       8,622 CheckFree Corp.*..................................          446,727
       6,900 ChoicePoint, Inc.*................................          323,438
      36,864 Citrix Systems, Inc.*.............................          811,008
      34,100 Commerce One, Inc.*+..............................        2,132,316
      97,263 Computer Associates International, Inc. ..........        3,088,100
      39,708 Compuware Corp.*..................................          419,416
      10,993 CSG Systems International, Inc.*..................          496,746
       4,900 Digex, Inc.*+.....................................          414,969
       4,800 E.piphany, Inc.*+.................................          499,200
      12,121 Electronic Arts, Inc.*+...........................        1,308,310
       6,700 Engage, Inc.*.....................................           95,056
      87,248 Exodus Communications, Inc.*+.....................        5,971,035
      18,177 Fiserv, Inc.*.....................................          984,966
      12,252 Healtheon Corp.*..................................          215,942
      63,388 IMS Health, Inc. .................................        1,196,449
      16,728 Inktomi Corp.*....................................        2,180,913
      14,800 InterNAP Network Services Corp.*..................          532,800
      24,812 Intuit, Inc.*.....................................        1,485,619
      20,132 i2 Technologies, Inc.*............................        3,406,083
      16,200 Kana Communications, Inc.*........................          650,025
       7,910 Keane, Inc. ......................................          136,942
       7,400 Liberate Technologies, Inc.*......................          227,550
      11,050 Macromedia, Inc.*.................................          763,659
      16,900 Mercury Interactive Corp.*........................        2,064,969
       7,300 Micromuse, Inc.*..................................        1,108,687
   1,116,272 Microsoft Corp.*..................................       77,929,739

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Large Capitalization Growth Investments
--------------------------------------------------------------------------------

   Shares                         Security                            Value

--------------------------------------------------------------------------------
 Software -- 10.8% (continued)
       5,300 National Instruments Corp.*.......................   $      228,894
      22,365 Networks Associates, Inc.*........................          578,694
       3,476 NorthPoint Communications*........................           39,757
      19,311 Novell, Inc.*.....................................          236,560
       9,400 NVIDIA Corp.*.....................................          746,125
     571,376 Oracle Corp.*.....................................       51,959,505
      40,053 Parametric Technology Corp.*......................          535,709
      31,141 PeopleSoft, Inc.*.................................        1,004,297
      29,600 Peregrine Systems, Inc.*..........................          945,350
       3,500 Phone.com, Inc.*+.................................          323,531
      19,280 Portal Software, Inc.*............................        1,065,220
       6,000 Proxicom, Inc.*...................................          145,125
      30,074 PSINet, Inc.*+....................................          528,175
       4,100 Quest Software, Inc.*.............................          211,662
      19,460 Rational Software Corp.*+.........................        2,504,259
      14,192 RealNetworks, Inc.*...............................          690,973
      14,200 Red Hat, Inc.*+...................................          356,775
       6,622 Scient Corp.*+....................................          179,208
       7,863 SEI Investments Co. ..............................          499,300
     264,628 Siebel Systems, Inc.*.............................       52,346,726
       6,600 Software.com, Inc.*+..............................          960,712
      11,833 Symantec Corp.*+..................................          577,598
      26,400 TIBCO Software, Inc.*+............................        2,691,150
       7,865 Total System Services, Inc. ......................          129,772
       5,000 USinternetworking, Inc.*+.........................           51,562
       1,700 VA Linux Systems, Inc.*+..........................           93,500
     100,212 VeriSign, Inc.*+..................................       19,929,661
      42,248 Vignette Corp.*...................................        1,610,705
      14,000 Vitria Technology, Inc.*..........................          658,000
       2,300 webMethods, Inc.*+................................          247,106
      12,700 Wind River Systems, Inc.*.........................          517,525
                                                                  --------------
                                                                     296,904,314
                                                                  --------------

 Telecommunication Equipment -- 18.1%
      47,958 3Com Corp.*.......................................          797,302
       3,926 Adaptec, Inc.*....................................           96,187
     149,432 ADC Telecommunications, Inc.*.....................        6,117,373
       3,900 ADTRAN, Inc.*.....................................          208,894
      14,100 Advanced Fibre Communications, Inc.*..............          745,317
       4,400 Aether Systems, Inc.*.............................          609,400
      22,817 Allegiance Telecom, Inc.*.........................        1,136,572
       7,040 ALLTEL Corp. .....................................          355,960
      90,000 Amdocs Ltd.*......................................        6,429,375
      14,714 American Tower Corp., Class A Shares+.............          534,302
      10,300 Andrew Corp.*.....................................          305,138
       4,100 Antec Corp.*+.....................................          147,856
       8,900 Aspect Communications Corp.*......................          200,806
      36,300 AT&T Wireless Group*..............................          950,606
       1,300 Avanex Corporation.*+.............................          196,909
      14,584 Cabletron Systems, Inc.*..........................          545,989
      95,456 CIENA Corp.*+.....................................       21,161,402
   2,430,288 Cisco Systems, Inc.*..............................      166,474,728

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Large Capitalization Growth Investments
--------------------------------------------------------------------------------

   Shares                         Security                           Value

-------------------------------------------------------------------------------
 Telecommunication Equipment -- 18.1% (continued)
       8,400 Commscope, Inc.*..................................  $      209,475
      33,660 Comverse Technology, Inc.*+.......................       3,094,616
       9,142 Copper Mountain Networks, Inc.*+..................         547,949
     169,970 Corning, Inc.+....................................      55,739,537
       2,300 Digital Lightwave, Inc.*+.........................         201,825
       4,500 Ditech Communications Corp.*......................         265,500
      15,500 DMC Stratex Networks, Inc.*.......................         396,219
       2,400 Dobson Communications Corp.*......................          51,750
      20,520 EchoStar Communications Corp., Class A Shares*....       1,000,350
       5,800 Efficient Networks, Inc.*.........................         311,659
       7,700 Emulex Corp.*.....................................         806,094
     408,000 Ericsson LM Telephone -- Sponsored ADR+...........       8,364,000
       9,918 Extreme Networks, Inc.*...........................         922,994
      17,800 Finisar Corp.*+...................................         825,475
       3,200 Focal Communication Corp.*........................          99,000
      13,700 Foundry Networks, Inc.*+..........................       1,274,956
     108,759 General Motors, Class H Shares....................       3,602,642
      41,640 Global Telesystems Group, Inc.*...................         359,145
      10,500 Harmonic, Inc.*...................................         351,750
       2,000 Harris Corp. .....................................          60,125
       1,700 Inet Technologies, Inc.*..........................          68,638
       9,000 Infonet Services Corp.*...........................         117,562
     285,220 JDS Uniphase Corp.*+..............................      35,505,433
      43,100 Juniper Networks, Inc.*...........................       9,212,625
      40,327 Level 3 Communications, Inc.*+....................       3,517,901
     828,255 Lucent Technologies, Inc. ........................      34,631,412
       4,000 MasTec, Inc.*.....................................         144,000
     320,912 McLeodUSA, Inc., Class A Shares*+.................       5,074,421
      62,796 Metromedia Fiber Network, Inc., Class A Shares*...       2,507,915
     198,701 Motorola, Inc. ...................................       7,165,655
     109,372 Network Appliance, Inc.*..........................      12,796,524
         900 New Focus, Inc.*..................................         124,256
       6,400 Newport Corp. ....................................       1,017,600
       3,400 Next Level Communications, Inc.*..................         150,025
     216,086 Nextel Communications, Inc.*......................      11,979,268
      41,820 NEXTLINK Communications, Inc., Class A Shares*+...       1,466,314
     328,000 Nokia Corp. -- Sponsored ADR, Class A shares+.....      14,739,500
     119,518 Palm, Inc.*.......................................       5,258,792
       2,484 PanAmSat Corp.*...................................          80,575
       5,500 Powertel, Inc.*+..................................         429,000
       9,200 Powerwave Technologies, Inc.*.....................         442,750
     140,868 QUALCOMM, Inc.*...................................       8,434,471
      96,009 Qwest Communications International, Inc.*.........       4,956,465
      24,440 RF Micro Devices, Inc.*+..........................       1,090,635
      33,744 Scientific-Atlanta, Inc. .........................       2,629,923
      26,610 SDL, Inc.*+.......................................      10,572,486
         900 Sonus Networks, Inc.*+............................         149,737
     108,712 Sprint Corp. (PCS Group)*+........................       5,455,983
      58,600 Sycamore Networks, Inc.*+.........................       8,057,500
       9,300 TEKELEC*+.........................................         367,350
       2,900 TeleCorp PCS, Inc.*+..............................         102,225
      72,637 Tellabs, Inc.*....................................       4,081,291

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Large Capitalization Growth Investments
--------------------------------------------------------------------------------

   Shares                         Security                           Value

-------------------------------------------------------------------------------
 Telecommunication Equipment -- 18.1% (continued)
       7,800 Terayon Communication Systems, Inc.*+............   $      432,900
      11,553 Time Warner Telecom, Inc., Class A Shares*.......          750,223
       1,100 Tritel, Inc.*....................................           28,737
       7,400 Triton PCS Holdings, Inc.*.......................          409,775
       1,200 Turnstone Systems, Inc.*+........................           70,650
       1,308 United States Cellular Corp.*+...................           96,220
      45,120 VoiceStream Wireless Corp.*+.....................        5,078,820
       1,700 West Teleservices Corp.*.........................           40,375
      12,165 Western Wireless Corp., Class A Shares*+.........          621,936
       6,900 Williams Communications Group, Inc.*+............          202,687
      18,839 WinStar Communications, Inc.*+...................          506,298
     260,666 WorldCom, Inc.*..................................        9,514,309
                                                                 --------------
                                                                    495,580,339
                                                                 --------------

 Textiles -- 0.0%
      24,915 Cintas Corp.+....................................        1,035,530
                                                                 --------------

 Tobacco -- 0.0%
      12,445 UST, Inc. .......................................          269,123
                                                                 --------------

 Transportation -- 0.0%
       7,100 C.H. Robinson Worldwide, Inc. ...................          420,231
       8,980 Expeditors International of Washington, Inc. ....          440,020
       6,540 Kansas City Southern Industries, Inc. ...........           60,490
       1,300 United Parcel Service, Inc. .....................           72,069
                                                                 --------------
                                                                        992,810
                                                                 --------------
             TOTAL COMMON STOCK
             (Cost -- $1,493,517,832).........................    2,668,210,411
                                                                 --------------

 Face Amount
 -----------
 U.S. TREASURY OBLIGATIONS -- 0.1%
 $ 3,700,000 U.S. Treasury Bills, 5.780% due 9/21/00++
              (Cost -- $3,688,407)............................        3,688,407
                                                                 --------------
             SUB-TOTAL INVESTMENTS
             (Cost -- $1,497,206,239).........................    2,671,898,818
                                                                 --------------

 REPURCHASE AGREEMENT -- 2.5%
  67,296,000 J.P. Morgan Securities Inc., 6.600% due 9/1/00;
              Proceeds at maturity -- $67,308,338; (Fully
              collateralized by U.S. Treasury Notes & Bonds,
              4.250% to 13.375% due 3/31/01 to 8/15/26; Market
              value -- $70,099,069) (Cost -- $67,296,000).....       67,296,000
                                                                 --------------
             TOTAL INVESTMENTS -- 100%
             (Cost -- $1,564,502,239**).......................   $2,739,194,818
                                                                 ==============

------
*  Non-income producing security.
+  All or a portion of this security is on loan (See Note 13).
++ All or a portion of this security is segregated for futures contracts com-
   mitments.
**  Aggregate cost for Federal income tax purposes is substantially the same.
                       See Notes to Financial Statements.

Schedules of Investments
(continued)
S&P 500 Index Investments
--------------------------------------------------------------------------------

  Shares                           Security                             Value

--------------------------------------------------------------------------------
 COMMON STOCK -- 90.2%

 Advertising -- 0.2%
       727 Interpublic Group Cos., Inc. ..........................   $    27,808
       416 Omnicom Group Inc. ....................................        34,710
       185 Young & Rubicam, Inc. .................................        10,823
                                                                     -----------
                                                                          73,341
                                                                     -----------

 Aerospace/Defense -- 0.8%
       249 The B.F. Goodrich, Co. ................................        10,162
     2,198 The Boeing Co. ........................................       117,868
       490 General Dynamics Corp. ................................        30,839
     1,038 Lockheed Martin Corp. .................................        29,453
       164 Northrop Grumman Corp. ................................        12,761
       821 Raytheon Co., Class B Shares...........................        22,834
     1,143 United Technologies Corp. .............................        71,366
                                                                     -----------
                                                                         295,283
                                                                     -----------

 Airlines -- 0.2%
       346 AMR Corp. .............................................        11,353
       307 Delta Air Lines, Inc. .................................        15,197
     1,199 Southwest Airlines Co. ................................        27,127
       164 US Airways Group, Inc. ................................         5,576
                                                                     -----------
                                                                          59,253
                                                                     -----------

 Apparel -- 0.1%
       132 Liz Claiborne, Inc. ...................................         5,800
       659 NIKE, Inc., Class B Shares.............................        26,072
        94 Reebok International, Ltd. ............................         1,804
        79 Russell Corp. .........................................         1,506
       263 V.F. Corp. ............................................         6,016
                                                                     -----------
                                                                          41,198
                                                                     -----------

 Auto Manufacturers -- 0.6%
     4,529 Ford Motor Co. ........................................       109,545
     1,290 General Motors Corp. ..................................        93,122
       164 Navistar International Corp. ..........................         6,150
       201 PACCAR Inc. ...........................................         8,530
                                                                     -----------
                                                                         217,347
                                                                     -----------

 Auto Parts & Equipment -- 0.2%
       203 Cooper Tire & Rubber Co. ..............................         2,449
       386 Dana Corp. ............................................         9,529
     1,308 Delphi Automotive Systems Corp. .......................        21,500
       361 The Goodyear Tire & Rubber Co. ........................         8,438
       314 TRW Inc. ..............................................        14,346
       266 Visteon Corp. .........................................         4,173
                                                                     -----------
                                                                          60,435
                                                                     -----------

 Banks -- 4.3%
       963 AmSouth Bancorporation.................................        17,575
     4,010 Bank of America Corp. .................................       214,786
     1,785 The Bank of New York Co., Inc. ........................        93,601
     2,777 Bank One Corp. ........................................        97,889
       949 BB&T Corp. ............................................        25,682

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
S&P 500 Index Investments
--------------------------------------------------------------------------------

  Shares                           Security                             Value

--------------------------------------------------------------------------------
 Banks -- 4.3% (continued)
     3,148 The Chase Manhattan Corp. .............................   $   175,895
       382 Comerica Inc. .........................................        21,511
     1,128 Fifth Third Bancorp....................................        52,100
     2,374 First Union Corp. .....................................        68,698
     2,350 Firstar Corp. .........................................        56,106
     2,179 FleetBoston Financial Corp. ...........................        93,016
       598 Huntington Bancshares Inc. ............................        10,091
     1,006 KeyCorp................................................        20,309
     1,185 Mellon Financial Corp. ................................        53,621
     1,470 National City Corp. ...................................        30,778
       540 Northern Trust Corp. ..................................        45,529
       355 Old Kent Financial Corp. ..............................        10,406
       705 PNC Financial Services Group...........................        41,551
       563 Regions Financial Corp. ...............................        12,245
       427 SouthTrust Corp. ......................................        12,036
       393 State Street Corp. ....................................        46,276
       448 Summit Bancorp.........................................        12,404
       734 SunTrust Banks, Inc. ..................................        36,241
       711 Synovus Financial Corp. ...............................        13,998
     1,818 U.S. Bancorp...........................................        39,542
       340 Union Planters Corp. ..................................        10,306
       494 Wachovia Corp. ........................................        28,312
     3,898 Wells Fargo & Co. .....................................       168,345
                                                                     -----------
                                                                       1,508,849
                                                                     -----------

 Beverages -- 1.7%
        73 Adolph Coors Co., Class B Shares.......................         4,348
     1,088 Anheuser-Busch Cos., Inc. .............................        85,748
       161 Brown-Forman Corp., Class B Shares.....................         8,533
     5,987 The Coca-Cola Co. .....................................       315,066
     1,019 Coca-Cola Enterprises Inc..............................        18,979
     3,485 PepsiCo, Inc. .........................................       148,548
                                                                     -----------
                                                                         581,222
                                                                     -----------

 Biotechnology -- 0.6%
     2,482 Amgen, Inc. ...........................................       188,167
       346 Biogen, Inc.*..........................................        23,917
                                                                     -----------
                                                                         212,084
                                                                     -----------

 Building Materials -- 0.1%
        95 Armstrong Holdings, Inc. ..............................         1,514
     1,095 Masco Corp. ...........................................        21,353
       149 Owens Corning..........................................           773
       258 Vulcan Materials Co. ..................................        11,433
                                                                     -----------
                                                                          35,073
                                                                     -----------

 Chemicals -- 0.8%
       555 Air Products & Chemicals, Inc. ........................        20,153
       158 Ashland Inc. ..........................................         5,570
     1,637 The Dow Chemical Co. ..................................        42,869
     2,533 E.I. du Pont de Nemours & Co. .........................       113,669
       181 Eastman Chemical Co. ..................................         7,806
       338 Engelhard Corp. .......................................         6,338
       117 Great Lakes Chemical Corp. ............................         3,949

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
S&P 500 Index Investments
--------------------------------------------------------------------------------

  Shares                           Security                             Value

--------------------------------------------------------------------------------
 Chemicals -- 0.8% (continued)
       288 Hercules Inc. .........................................   $     3,816
       435 PPG Industries, Inc. ..................................        17,618
       359 Praxair, Inc. .........................................        15,886
       503 Rohm & Haas Co. .......................................        14,556
       380 Scherwin-Williams Co. .................................         8,740
       225 Sigma Aldrich Corp.....................................         6,539
       342 Union Carbide Corp. ...................................        13,701
       174 W.R. Grace & Co.*......................................         1,381
                                                                     -----------
                                                                         282,591
                                                                     -----------

 Commercial Services -- 0.4%
     1,751 Cendant Corp. .........................................        23,091
       350 Convergys Corp.*.......................................        13,694
       196 Deluxe Corp. ..........................................         4,312
       375 The Dun & Bradstreet, Corp. ...........................        12,375
       329 Ecolab Inc. ...........................................        12,810
       365 Equifax Inc. ..........................................         9,285
       222 H&R Block, Inc. .......................................         7,964
       647 McKesson HBOC, Inc. ...................................        16,135
       900 Paycheck, Inc. ........................................        40,163
       310 Quintiles Transnational Corp.*.........................         4,321
       289 R.R. Donnelley & Sons Co. .............................         7,442
                                                                     -----------
                                                                         151,592
                                                                     -----------

 Computers -- 7.6%
       784 Apple Computer, Inc. ..................................        47,775
       335 Ceridian Corp. ........................................         8,103
     4,111 Compaq Computer Corp. .................................       140,031
       405 Computer Sciences Corp. ...............................        32,020
     6,220 Dell Computer Corp.*...................................       271,348
     1,128 Electronic Data Systems Corp. .........................        56,189
     5,240 EMC Corp. .............................................       513,520
       784 Gateway, Inc.*.........................................        53,390
     2,422 Hewlett-Packard Co. ...................................       292,457
     4,286 International Business Machines Corp. .................       565,752
       303 Lexmark International, Inc., Class A Shares*...........        20,547
       247 NCR Corp.*.............................................         9,973
       282 Sapient Corp.*.........................................        14,805
       550 Seagate Technology, Inc.*..............................        32,656
     3,835 Sun Microsystems, Inc.*................................       486,805
       805 Unisys Corp. ..........................................        10,465
       946 Veritas Software Corp.*................................       114,052
                                                                     -----------
                                                                       2,669,888
                                                                     -----------

 Cosmetics/Personal Care -- 1.3%
       152 Alberto Culver Co., Class B Shares.....................         4,304
       576 Avon Products, Inc. ...................................        22,572
     1,392 Colgate Palmolive Co. .................................        70,905
     2,530 The Gillette Co. ......................................        75,900
       234 International Flavors & Fragrances Inc. ...............         6,026
     1,341 Kimberly-Clark Corp. ..................................        78,449
     3,159 The Procter & Gamble Co. ..............................       195,266
                                                                     -----------
                                                                         453,422
                                                                     -----------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
S&P 500 Index Investments
--------------------------------------------------------------------------------

  Shares                           Security                             Value

--------------------------------------------------------------------------------
 Distribution/Wholesale -- 0.2%
     1,078 Costco Wholesale Corp. ................................   $    37,124
       457 Genuine Parts Co. .....................................         9,397
       248 W.W. Grainger, Inc. ...................................         7,161
                                                                     -----------
                                                                          53,682
                                                                     -----------

 Diversified Financial Services -- 4.5%
     3,232 American Express Co. ..................................       191,092
     1,760 Associates First Capital Corp., Class A Shares.........        49,500
       279 Bear Stearns Co., Inc. ................................        18,710
       670 C.I.T. Group Inc., Class A Shares......................        11,725
       476 Capital One Financial Corp. ...........................        28,709
     4,716 Citigroup Inc.+........................................       275,297
       289 Countrywide Credit Industries, Inc. ...................        10,946
     2,435 Fannie Mae.............................................       130,881
       595 Franklin Resources, Inc. ..............................        22,610
     1,684 Freddie Mac............................................        70,939
     1,146 Household International, Inc. .........................        55,008
       393 J.P. Morgan & Co. .....................................        65,705
       289 Lehman Brothers Holdings, Inc. ........................        41,905
     2,056 MBNA Corp. ............................................        72,603
       935 Merrill Lynch & Co., Inc. .............................       135,575
     2,732 Morgan Stanley Dean Witter & Co. ......................       293,861
       339 PaineWebber Group, Inc. ...............................        24,239
       347 Providian Financial Corp. .............................        39,883
       520 Stilwell Financial, Inc.*..............................        25,155
       309 T. Rowe Price Associates, Inc. ........................        13,982
       359 USA Education Inc. ....................................        14,068
                                                                     -----------
                                                                       1,592,393
                                                                     -----------

 Electric -- 1.7%
     1,106 AES Corp. .............................................        70,508
       313 Ameren Corp. ..........................................        12,657
       785 American Electric Power Co., Inc. .....................        27,671
       369 CINergy Corp. .........................................        10,839
       286 CMS Energy Corp. ......................................         7,472
       489 Consolidated Edison, Inc. .............................        15,312
       340 Constellation Energy Group.............................        13,005
       401 CP&L Energy, Inc. .....................................        14,837
       553 Dominion Resources, Inc. ..............................        29,309
       366 DTE Energy Co. ........................................        12,719
       885 Duke Energy Corp. .....................................        66,209
       771 Edison International...................................        15,950
       528 Entergy Corp. .........................................        16,071
       577 FirstEnergy Corp. .....................................        14,281
       232 Florida Progress Corp. ................................        12,035
       431 FPL Group, Inc. .......................................        23,005
       280 GPU, Inc. .............................................         8,575
       386 Niagara Mohawk Holdings, Inc. .........................         4,970
       387 PECO Energy Co. .......................................        18,649
       931 PG&E Corp. ............................................        26,941
       221 Pinnacle West Capital Corp. ...........................         9,102
       372 PPL Corp. .............................................        12,462
       502 Public Service Enterprise Group........................        18,198

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
S&P 500 Index Investments
--------------------------------------------------------------------------------

  Shares                           Security                             Value

--------------------------------------------------------------------------------
 Electric -- 1.7% (continued)
       719 Reliant Energy, Inc. ..................................   $    26,693
     1,570 Southern Co. ..........................................        47,002
       637 TXU Corp. .............................................        22,255
       409 Unicom Corp. ..........................................        18,686
       817 Xcel Energy, Inc. .....................................        20,476
                                                                     -----------
                                                                         595,889
                                                                     -----------

 Electrical Components & Equipment -- 0.3%
       450 American Power Conversion*.............................        10,716
     1,028 Emerson Electric Co. ..................................        68,041
       454 Molex Inc. ............................................        23,977
                                                                     -----------
                                                                         102,734
                                                                     -----------

 Electronics -- 0.8%
     1,098 Agilent Technologies, Inc.*............................        66,223
       193 Johnson Controls, Inc. ................................        10,313
       100 Millipore Corp. .......................................         6,088
       255 Parker Hannifin Corp. .................................         8,877
       505 PE Corp. (PE Biosystems Group).........................        49,679
       107 Perkin-Elmer, Inc. ....................................         9,623
       360 Sanmina Corp.*.........................................        42,480
     1,443 Solectron Corp.*.......................................        65,386
       105 Tektronix, Inc. .......................................         8,000
       417 Thermo Electron Corp. .................................         9,695
       108 Thomas & Betts Corp. ..................................         2,025
                                                                     -----------
                                                                         278,389
                                                                     -----------

 Engineering & Construction -- 0.0%
       204 Fluor Corp. ...........................................         6,107
                                                                     -----------

 Environmental Control -- 0.1%
       501 Allied Waste Industries, Inc.*.........................         4,603
     1,506 Waste Management, Inc. ................................        28,520
                                                                     -----------
                                                                          33,123
                                                                     -----------

 Food -- 1.6%
     1,023 Albertson's, Inc. .....................................        21,995
     1,582 Archer-Daniels-Midland Co. ............................        13,944
       663 Bestfoods..............................................        46,824
     1,028 Campbell Soup Co. .....................................        26,086
     1,285 ConAgra Foods, Inc. ...................................        23,532
       710 General Mills, Inc. ...................................        22,809
       851 H.J. Heinz & Co. ......................................        32,444
       346 Hershey Foods Corp. ...................................        14,770
       987 Kellogg Co. ...........................................        22,886
     2,017 Kroger Co. ............................................        45,761
       794 Nabisco Group Holdings Corp. ..........................        22,282
       301 Quaker Oats Co. .......................................        20,449
       708 Ralston-Ralston Purina Group...........................        16,019
     1,201 Safeway, Inc.*.........................................        59,224
     2,105 Sara Lee Corp. ........................................        39,206
       309 SUPERVALU Inc. ........................................         4,616
       805 SYSCO Corp. ...........................................        34,062
     1,388 Unilever N.V. ADR......................................        65,583

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
S&P 500 Index Investments
--------------------------------------------------------------------------------

  Shares                           Security                             Value

--------------------------------------------------------------------------------
 Food -- 1.6% (continued)
       390 Winn-Dixie Stores, Inc. ...............................   $     5,436
       287 Wm. Wrigley Jr., Co. ..................................        21,256
                                                                     -----------
                                                                         559,184
                                                                     -----------

 Forest Products & Paper -- 0.4%
       156 Boise Cascade Corp. ...................................         4,661
       476 Fort James Corp. ......................................        15,054
       436 Georgia-Pacific Group..................................        11,663
     1,175 International Paper Co. ...............................        37,453
       188 Louisiana-Pacific Corp. ...............................         1,986
       236 Mead Corp. ............................................         6,328
        52 Potlatch Corp. ........................................         1,749
       129 Temple-Inland, Inc. ...................................         5,474
       229 Westvaco Corp. ........................................         6,269
       542 Weyerhaeuser Co. ......................................        25,101
       254 Willamette Industries, Inc. ...........................         7,747
                                                                     -----------
                                                                         123,485
                                                                     -----------

 Gas -- 0.1%
        54 Eastern Enterprises....................................         3,416
       320 KeySpan Corp. .........................................        11,020
       125 NICOR Inc. ............................................         4,609
        58 Oneok, Inc. ...........................................         1,852
        91 Peoples Energy Corp. ..................................         2,958
       529 Sempra Energy..........................................        10,316
                                                                     -----------
                                                                          34,171
                                                                     -----------

 Hand/Machine Tools -- 0.1%
       198 Black & Decker Corp. ..................................         7,932
       160 Snap-On Inc. ..........................................         4,930
       196 The Stanley Works......................................         5,243
                                                                     -----------
                                                                          18,105
                                                                     -----------

 Health Care -- 2.2%
       140 Bausch & Lomb, Inc. ...................................         5,005
       699 Baxter International, Inc. ............................        58,192
       584 Becton Dickinson & Co. ................................        17,593
       402 Biomet, Inc. ..........................................        13,593
       945 Boston Scientific Corp.*...............................        17,896
       137 C.R. Bard, Inc. .......................................         6,687
       746 Guidant Corp. .........................................        50,215
     1,347 The Healthcare Co. ....................................        46,472
       888 HEALTHSOUTH Corp.*.....................................         5,439
       435 Humana Inc. ...........................................         3,725
     3,360 Johnson & Johnson......................................       308,910
       151 Mallinckrodt, Inc. ....................................         6,804
       262 Manor Care, Inc.*......................................         3,504
     2,894 Medtronic, Inc. .......................................       148,318
       219 St. Jude Medical, Inc. ................................         8,678
       760 Tenet Healthcare Corp.*................................        23,560
       393 UnitedHealthCare Group Inc. ...........................        37,139
       146 Wellpoint Health Networks Inc.*........................        12,602
                                                                     -----------
                                                                         774,332
                                                                     -----------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
S&P 500 Index Investments
--------------------------------------------------------------------------------

  Shares                           Security                             Value

--------------------------------------------------------------------------------
 Home Builders -- 0.0%
       153 Centex Corp. ..........................................   $     4,418
       128 Kaufman & Broad Home Corp. ............................         3,176
       113 Pulte Corp. ...........................................         3,722
                                                                     -----------
                                                                          11,316
                                                                     -----------

 Home Furnishings -- 0.1%
       454 Leggett & Platt, Inc. .................................         8,030
       193 Maytag Corp. ..........................................         7,358
       179 Whirlpool Corp. .......................................         6,802
                                                                     -----------
                                                                          22,190
                                                                     -----------

 Household Products -- 0.1%
       169 American Greetings, Class A Shares.....................         3,148
       257 Avery Dennison Corp. ..................................        13,894
       547 Clorox Co. ............................................        19,795
       385 Fortune Brands, Inc. ..................................         9,818
       168 Tupperware Corp. ......................................         3,392
                                                                     -----------
                                                                          50,047
                                                                     -----------

 Housewares -- 0.1%
       614 Newell Rubbermaid, Inc. ...............................        15,926
                                                                     -----------

 Insurance -- 2.9%
       325 Aetna, Inc. ...........................................        18,180
       639 AFLAC, Inc. ...........................................        34,506
     1,798 Allstate Corp. ........................................        52,254
       600 American General Corp. ................................        43,688
     5,584 American International Group, Inc. ....................       497,674
       620 Aon Corp. .............................................        23,134
       422 Chubb Corp. ...........................................        32,309
       398 CIGNA Corp. ...........................................        38,706
       405 Cincinnati Financial Corp. ............................        15,744
       751 Conseco, Inc. .........................................         6,337
       522 The Hartford Financial Services Group, Inc. ...........        34,778
       234 Jefferson-Pilot Corp. .................................        15,488
       444 Lincoln National Corp. ................................        23,976
       226 Loews Corp. ...........................................        18,292
       651 Marsh & McLennan Cos., Inc. ...........................        77,306
       227 MBIA, Inc. ............................................        14,926
       245 MGIC Investment Corp. .................................        14,409
       165 Progressive Corp. .....................................        12,509
       330 SAFECO Corp. ..........................................         8,683
       490 St. Paul Cos. .........................................        23,336
       295 Torchmark Corp. .......................................         8,278
       608 UnumProvident Corp. ...................................        13,186
                                                                     -----------
                                                                       1,027,699
                                                                     -----------

 Internet -- 1.7%
     5,558 America Online, Inc. ..................................       325,838
     3,290 The Charles Schwab Corp. ..............................       125,637
     1,316 Yahoo! Inc.*...........................................       159,894
                                                                     -----------
                                                                         611,369
                                                                     -----------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
S&P 500 Index Investments
--------------------------------------------------------------------------------

  Shares                           Security                             Value

--------------------------------------------------------------------------------
 Iron/Steel -- 0.0%
       197 Allegheny Technologies, Inc. ..........................   $     4,285
       466 Bethlehem Steel Corp. .................................         1,631
       198 Nucor Corp. ...........................................         7,277
       172 USX-U.S. Steel Group...................................         2,989
                                                                     -----------
                                                                          16,182
                                                                     -----------

 Leisure Time -- 0.2%
       242 Brunswick Corp. .......................................         4,538
     1,465 Carnival Corp. ........................................        29,208
       741 Harley Davidson, Inc. .................................        36,911
       299 Sabre Holdings Corp. ..................................         8,335
                                                                     -----------
                                                                          78,992
                                                                     -----------

 Lodging -- 0.1%
       299 Harrah's Entertainment, Inc. ..........................         8,484
       855 Hilton Hotels Corp. ...................................         8,550
       583 Marriott International, Inc., Class A Shares...........        23,029
                                                                     -----------
                                                                          40,063
                                                                     -----------

 Machinery - Construction & Mining -- 0.1%
       845 Caterpillar Inc. ......................................        31,054
                                                                     -----------

 Machinery - Diversified -- 0.2%
        61 Briggs & Stratton......................................         2,638
       108 Cummins Engine.........................................         3,834
       570 Deere & Co. ...........................................        18,774
       496 Dover Corp. ...........................................        24,242
       373 Ingersoll-Rand Co. ....................................        16,995
        97 McDermott International, Inc. .........................           746
       434 Rockwell International Corp. ..........................        17,550
                                                                     -----------
                                                                          84,779
                                                                     -----------

 Media -- 3.1%
     1,411 Clear Channel Communications, Inc. ....................       102,137
     2,170 Comcast Corp., Special Class A Shares..................        80,833
       207 Dow Jones & Co, Inc. ..................................        12,950
       647 Gannett Co. ...........................................        36,636
       169 Harcourt General, Inc. ................................        10,024
       198 Knight Ridder, Inc. ...................................        10,816
       455 McGraw-Hill Cos., Inc. ................................        28,182
       109 Meredith Corp. ........................................         2,977
       427 New York Times Co., Class A Shares.....................        16,733
     1,053 Seagram Co., Ltd. .....................................        63,377
     3,178 Time Warner, Inc. .....................................       271,719
       713 Tribune Co. ...........................................        25,445
     3,691 Viacom Inc., Class B Shares*...........................       248,450
     5,026 The Walt Disney Co. ...................................       195,700
                                                                     -----------
                                                                       1,105,979
                                                                     -----------

 Metal Fabricate/Hardware -- 0.0%
       161 Timken Co. ............................................         2,626
       234 Worthington Industries, Inc. ..........................         2,442
                                                                     -----------
                                                                           5,068
                                                                     -----------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
S&P 500 Index Investments
--------------------------------------------------------------------------------

  Shares                           Security                             Value

--------------------------------------------------------------------------------
 Mining -- 0.4%
       505 Alcan Aluminum Ltd. ...................................   $    16,570
     2,092 Alcoa, Inc. ...........................................        69,559
       913 Barrick Gold Corp. ....................................        14,551
       303 Freeport-McMoRan Copper & Gold, Inc., Class B Shares...         2,973
       500 Homestake Mining Co. ..................................         2,781
       444 Inco Ltd. .............................................         7,937
       386 Newmont Mining Corp. ..................................         7,165
       195 Phelps Dodge Corp. ....................................         8,678
       862 Placer Dome Inc. ......................................         7,650
                                                                     -----------
                                                                         137,864
                                                                     -----------

 Miscellaneous Manufacturer -- 5.6%
       210 Cooper Industries, Inc. ...............................         7,416
       173 Crane Co. .............................................         4,347
       328 Danaher Corp. .........................................        18,430
       751 Eastman Kodak Co. .....................................        46,750
       186 Eaton Corp. ...........................................        12,346
        85 FMC Corp. .............................................         5,764
    23,904 General Electric Co.+..................................     1,402,866
     1,935 Honeywell International, Inc. .........................        74,618
       230 ITT Industries, Inc. ..................................         7,734
       735 Illinois Tool Works....................................        41,206
       956 Minnesota Mining & Manufacturing Co. ..................        88,908
        97 National Service Industries, Inc. .....................         1,934
       282 Pall Corp. ............................................         6,028
       120 Polaroid Corp. ........................................         2,040
       349 Textron, Inc. .........................................        19,566
     4,082 Tyco International, Ltd. ..............................       232,674
                                                                     -----------
                                                                       1,972,627
                                                                     -----------

 Office/Business Equipment -- 0.1%
       629 Pitney Bowes, Inc. ....................................        22,998
     1,613 Xerox Corp. ...........................................        25,909
                                                                     -----------
                                                                          48,907
                                                                     -----------

 Oil & Gas Producers -- 4.4%
       229 Amerada Hess Corp. ....................................        15,672
       589 Anadarko Petroleum Corp. ..............................        38,739
       301 Apache Corp. ..........................................        18,963
       499 Burlington Resources, Inc. ............................        19,617
     1,573 Chevron Corp. .........................................       132,919
       518 Coastal Corp. .........................................        35,677
     1,509 Conoco Inc., Class B Shares............................        39,423
       300 Devon Energy Corp. ....................................        17,569
     8,413 Exxon Mobil Corp. .....................................       686,711
       214 Kerr-McGee Corp. ......................................        13,522
       851 Occidental Petroleum Corp. ............................        18,403
       620 Phillips Petroleum Co. ................................        38,363
       244 Rowan Cos., Inc. ......................................         7,564
     5,179 Royal Dutch Petroleum Co. ADR..........................       316,890
       238 Sunoco, Inc. ..........................................         6,471
     1,332 Texaco, Inc. ..........................................        68,598
       373 Tosco Corp. ...........................................        11,377
       513 Transocean Sedco Forex Inc. ...........................        30,652

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
S&P 500 Index Investments
--------------------------------------------------------------------------------

  Shares                           Security                             Value

--------------------------------------------------------------------------------
 Oil & Gas Producers -- 4.4% (continued)
       606 Unocal Corp. ..........................................   $    20,225
       756 USX-Marathon Group.....................................        20,743
                                                                     -----------
                                                                       1,558,098
                                                                     -----------

 Oil & Gas Services -- 0.6%
       803 Baker Hughes, Inc. ....................................        29,360
     1,079 Halliburton Co. .......................................        57,187
     1,374 Schlumberger, Ltd. ....................................       117,219
                                                                     -----------
                                                                         203,766
                                                                     -----------

 Packaging & Containers -- 0.1%
        54 Ball Corp. ............................................         1,870
       141 Bemis Co. .............................................         4,724
       348 Crown Cork & Seal Co., Inc. ...........................         4,502
       402 Owens-Illinois, Inc.*..................................         5,251
       457 Pactiv Corp.*..........................................         5,027
       197 Sealed Air Corp.*......................................        10,109
                                                                     -----------
                                                                          31,483
                                                                     -----------

 Pharmaceuticals -- 6.6%
     3,749 Abbott Laboratories....................................       164,019
       315 Allergan Inc. .........................................        23,034
       275 ALZA Corp.*............................................        20,797
     3,158 American Home Products Corp. ..........................       171,124
     4,772 Bristol-Myers Squibb Co. ..............................       252,916
       667 Cardinal Health, Inc. .................................        54,569
     2,725 Eli Lilly & Co. .......................................       198,925
       501 MedImmune Inc.*........................................        42,145
     5,559 Merck & Co., Inc. .....................................       388,435
    15,211 Pfizer, Inc. ..........................................       657,876
     3,065 Pharmacia Corp. .......................................       179,494
     3,540 Schering-Plough Corp. .................................       142,043
       245 Watson Pharmaceuticals, Inc.*..........................        15,113
                                                                     -----------
                                                                       2,310,490
                                                                     -----------

 Pipelines -- 0.7%
       180 Columbia Energy Group..................................        12,634
       562 El Paso Energy Corp. ..................................        32,737
     1,775 Enron Corp. ...........................................       150,653
     1,067 Williams Cos., Inc. ...................................        49,149
                                                                     -----------
                                                                         245,173
                                                                     -----------

 Retail -- 4.2%
       306 AutoZone, Inc.*........................................         6,885
       644 Bed Bath & Beyond, Inc.*...............................        11,310
       499 Best Buy Co., Inc.*....................................        30,813
       950 CVS Corp. .............................................        35,269
       515 Circuit City Stores (Circuit City Group)...............        13,358
       201 Consolidated Stores Corp.*.............................         2,739
       284 Darden Restaurants, Inc. ..............................         5,023
       209 Dillard Inc., Class A Shares...........................         2,678
       758 Dollar General Corp. ..................................        15,586
       546 Federated Department Stores, Inc.*.....................        15,083
     2,057 The Gap Inc. ..........................................        46,154

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
S&P 500 Index Investments
--------------------------------------------------------------------------------

  Shares                           Security                             Value

--------------------------------------------------------------------------------
 Retail -- 4.2% (continued)
     5,592 Home Depot, Inc. ......................................   $   268,766
       661 J.C. Penney Co., Inc. .................................         9,254
     1,118 Kmart Corp. ...........................................         7,826
       793 Kohl's Corp.*..........................................        44,408
       992 The Limited, Inc. .....................................        19,840
       103 Longs Drugs Stores Corp. ..............................         1,944
       926 Lowe's Cos., Inc. .....................................        41,496
       773 May Department Stores Co. .............................        17,731
     3,235 McDonald's Corp. ......................................        96,646
       304 Nordstrom, Inc. .......................................         5,244
       713 Office Depot, Inc.*....................................         5,214
       452 RadioShack Corp. ......................................        26,668
       852 Sears, Roebuck & Co. ..................................        26,572
     1,125 Staples, Inc.*.........................................        17,297
       420 Starbucks Corp. .......................................        15,383
     2,210 Target Corp. ..........................................        51,383
       342 Tiffany & Co. .........................................        14,236
       762 TJX Cos., Inc. ........................................        14,335
       559 Toys 'R' Us, Inc.*.....................................        10,167
       365 Tricon Global Restaurants*.............................        10,631
    10,773 Wal-Mart Stores, Inc. .................................       511,044
     2,435 Walgreen Co. ..........................................        80,051
       258 Wendy's International, Inc. ...........................         4,870
                                                                     -----------
                                                                       1,485,904
                                                                     -----------

 Savings & Loans -- 0.2%
       530 Charter One Financial, Inc. ...........................        12,588
       398 Golden West Financial Corp. ...........................        18,955
     1,330 Washington Mutual, Inc. ...............................        46,550
                                                                     -----------
                                                                          78,093
                                                                     -----------

 Semiconductors -- 6.8%
       710 Advanced Micro Devices.................................        26,714
       968 Altera Corp.*..........................................        62,739
       856 Analog Devices, Inc.*..................................        86,028
     1,955 Applied Materials, Inc.*...............................       168,741
       523 Broadcom Corp.*........................................       130,750
       500 Conexant Systems, Inc.*................................        18,594
    16,188 Intel Corp.+...........................................     1,212,077
       465 KLA-Tencor Corp.*......................................        30,516
       757 Linear Technology Corp. ...............................        54,457
       711 LSI Logic Corp.*.......................................        25,552
       684 Maxim Integrated Products*.............................        59,978
     1,346 Micron Technology, Inc. ...............................       110,036
       408 National Semiconductor Corp.*..........................        18,156
       330 Novellus Systems, Inc.*................................        20,316
       406 Teradyne Inc.*.........................................        26,314
     4,162 Texas Instruments, Inc. ...............................       278,594
       778 Xilinx, Inc.*..........................................        69,145
                                                                     -----------
                                                                       2,398,707
                                                                     -----------

 Software -- 5.5%
       295 Adobe Systems, Inc. ...................................        38,350
       130 Autodesk, Inc. ........................................         3,656

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
S&P 500 Index Investments
--------------------------------------------------------------------------------

  Shares                           Security                             Value

--------------------------------------------------------------------------------
 Software -- 5.5% (continued)
     1,518 Automatic Data Processing..............................   $    90,511
       621 BMC Software, Inc.*....................................        16,767
       472 Citrix Systems, Inc.*..................................        10,384
     1,430 Computer Associates International, Inc. ...............        45,403
       829 Compuware Corp.*.......................................         8,756
       999 First Data Corp. ......................................        47,640
       750 IMS Health, Inc. ......................................        14,156
       190 Mercury Interactive Corp. .............................        23,216
    12,712 Microsoft Corp.*.......................................       887,457
       755 Novell, Inc.*..........................................         9,249
     6,864 Oracle Corp.*..........................................       624,195
       716 Parametric Technology Corp.*...........................         9,577
       636 PeopleSoft, Inc.*......................................        20,511
       487 Siebel Systems Inc.*...................................        96,335
                                                                     -----------
                                                                       1,946,163
                                                                     -----------

 Telecommunication Equipment -- 14.7%
     1,636 ADC Telecommunications, Inc.*..........................        66,974
       280 Adaptec, Inc.*.........................................         6,860
       766 ALLTEL Corp. ..........................................        38,731
       218 Andrew Corp.*..........................................         6,458
     9,072 AT&T Corp. ............................................       285,768
     4,544 BellSouth Corp. .......................................       169,548
       461 Cabletron Systems, Inc.*...............................        17,259
       360 CenturyTel, Inc. ......................................        10,373
    16,810 Cisco Systems Inc.*+...................................     1,151,485
       370 Comverse Technology Inc.*..............................        34,017
       708 Corning Inc. ..........................................       232,180
     2,138 Global Crossing Ltd.*..................................        64,274
     2,250 JDS Uniphase Corp.*....................................       280,090
     7,869 Lucent Technologies Inc. ..............................       329,023
     5,200 Motorola, Inc. ........................................       187,525
       737 Network Appliance Inc.*................................        86,229
     1,834 Nextel Communications, Inc.*...........................       101,672
     7,161 Nortel Networks Corp. .................................       584,069
     1,365 Palm Inc.*.............................................        60,006
     1,790 QUALCOMM Inc.*.........................................       107,176
     3,945 Qwest Communications International*....................       203,661
     8,222 SBC Communications, Inc. ..............................       343,269
       387 Scientific-Atlanta Inc. ...............................        30,162
     2,121 Sprint Corp. (FON Group)...............................        71,054
     2,209 Sprint Corp. (PCS Group)*..............................       110,864
       988 Tellabs Inc.*..........................................        55,513
     6,571 Verizon Communications.................................       286,660
     6,919 WorldCom, Inc.*........................................       252,544
                                                                     -----------
                                                                       5,173,444
                                                                     -----------

 Textiles -- 0.0%
        39 Spring Industries, Inc., Class A Shares................         1,165
                                                                     -----------

 Tobacco -- 0.5%
     5,529 Philip Morris Cos., Inc. ..............................       163,797
       394 UST, Inc. .............................................         8,520
                                                                     -----------
                                                                         172,317
                                                                     -----------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
S&P 500 Index Investments
--------------------------------------------------------------------------------

   Shares                          Security                            Value

-------------------------------------------------------------------------------
 Toys/Games/Hobbies -- 0.0%
        391 Hasbro, Inc. ........................................   $     4,814
      1,074 Mattel, Inc. ........................................        10,606
                                                                    -----------
                                                                         15,420
                                                                    -----------

 Transportation -- 0.3%
      1,041 Burlington Northern Santa Fe Corp. ..................        23,292
        502 CSX Corp. ...........................................        11,985
        702 FedEx Corp.*.........................................        28,326
        885 Norfolk Southern Corp. ..............................        14,215
        575 Union Pacific Corp. .................................        22,856
                                                                    -----------
                                                                        100,674
                                                                    -----------

 Trucking & Leasing -- 0.0%
        166 Ryder Systems, Inc...................................         3,185
                                                                    -----------
            TOTAL COMMON STOCK
            (Cost -- $29,371,411)................................    31,797,316
                                                                    -----------

    Face
   Amount
   ------
 U.S. TREASURY OBLIGATIONS -- 1.1%
 $  375,000 U.S. Treasury Bills, 5.780% due 9/21/00+ (Cost --
              $373,800)..........................................       373,800
                                                                    -----------
            SUB-TOTAL INVESTMENTS
            (Cost -- 29,745,211).................................    32,171,116
                                                                    -----------

 REPURCHASE AGREEMENT -- 8.7%
  3,064,000 J.P. Morgan Securities Inc., 6.600% due 9/1/00;
             Proceeds at maturity -- $3,064,562; (Fully
             collateralized by U.S. Treasury Notes & Bonds,
             4.250% to 13.375% due 3/31/01 to 8/15/26; Market
             value -- $3,191,624)
             (Cost -- $3,064,000)................................     3,064,000
                                                                    -----------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $32,809,211**)..............................   $35,235,116
                                                                    ===========

------
 *   Non-income producing security.
+ All or a portion of this security is segregated for futures contracts com-mitments.
**  Aggregate cost for Federal income tax purposes is substantially the same.
                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Intermediate Fixed Income Investments
--------------------------------------------------------------------------------

 Face Amount                           Security                      Value

-------------------------------------------------------------------------------
 U.S. GOVERNMENT AGENCIES & OBLIGATIONS -- 19.8%
 U.S. Treasury Obligations -- 19.8%
 $   250,000           U.S. Treasury Bills, 5.640% due
                        9/21/00@..............................   $      249,217
  10,100,000           U.S. Treasury Strip (Principal), due
                        2/15/19...............................        3,429,152
                       U.S. Treasury Notes:
  18,500,000           5.750% due 6/30/01.....................       18,413,233
   7,425,000           5.500% due 8/31/01.....................        7,366,937
   2,375,000           6.625% due 4/30/02@....................        2,388,348
   9,459,597           3.375% due 7/15/02.....................        9,119,619
   5,191,000           7.000% due 11/30/02@...................        5,440,791
  24,444,000           7.875% due 11/15/04@...................       26,063,413
   1,700,000           4.250% due 8/15/09.....................        1,732,929
  10,680,000           6.000% due 8/15/09.....................       10,746,750
                       U.S. Treasury Inflation Indexed Bonds:
  10,110,922           3.625% due 7/15/02.....................       10,076,140
   1,104,000           6.750% due 11/30/02....................        1,094,340
   5,651,444           3.625% due 1/15/08@....................        5,504,845
   8,718,733           3.875% due 1/15/09#....................        8,623,350
                                                                 --------------
                       TOTAL U.S. GOVERNMENT AGENCIES &
                       OBLIGATIONS
                       (Cost -- $108,640,790).................      110,249,064
                                                                 --------------
 Face Amount Rating(a)
 ----------- ---------
 CORPORATE BONDS & NOTES -- 41.6%
 Aerospace/Defense -- 0.9%
   5,000,000   BBB-    Lockheed Martin Corp., Notes, 6.850%
                        due 5/15/01...........................        4,975,000
                                                                 --------------
 Auto Manufacturers -- 1.0%
                       DaimlerChrysler N.A. Holdings Corp.,
                        Notes:
   2,000,000   A+      7.090% due 8/23/02.....................        2,005,100
   3,250,000   A+      7.400% due 1/20/05.....................        3,266,250
                                                                 --------------
                                                                      5,271,350
                                                                 --------------
 Auto Parts & Equipment -- 1.0%
   4,000,000   BBB     Delphi Auto Services Corp., Notes,
                        6.125% due 5/1/04.....................        3,800,000
   2,000,000   BBB     TRW Inc., Notes, 6.625% due 6/1/04.....        1,925,000
                                                                 --------------
                                                                      5,725,000
                                                                 --------------
 Banking -- 5.5%
   1,000,000   NR      Banque National, Notes, 6.765% due
                        12/29/49..............................          944,612
   2,055,000   BBB+    BB&T Corp., Bonds, 6.375% due 6/30/05..        1,970,231
   2,000,000   A       First National Bank of Boston, Sub.
                        Notes, 8.375% due 12/15/02............        2,045,000
   1,400,000   A       First Union National Bank, Sub. Notes,
                        5.800% due 12/1/08....................        1,237,250
   1,675,000   A-      Firstar Bank, Sub. Notes, 7.125% due
                        12/1/09...............................        1,631,031
     430,000   A       Merita Bank, Sub. Notes, 7.500% due
                        12/29/49..............................          410,539
   1,000,000   A-      National Bank of Canada, 7.750% due
                        11/1/09...............................        1,007,500
   2,825,000   A-      National City Corp., Sub. Notes, 5.750%
                        due 2/1/09............................        2,478,938
   2,100,000   A       National Westminster Bank, Sub. Notes,
                        7.750% due 4/29/49....................        2,037,000
   2,525,000   BBB+    Nordbanken, Bonds, 8.950% due
                        11/29/49..............................        2,557,984
   2,500,000   BBB+    Popular Inc., Notes, 6.200% due
                        4/30/01...............................        2,487,500
   5,700,000   BBB     Skand Enskilda, 6.500% due 12/29/49....        5,451,811
   1,800,000   A       Societe Generale, 6.665% due 10/29/49..        1,719,000
     500,000   A-      St. Georges Bank, Sub. Debentures,
                        7.150% due 10/15/05...................          490,240
     800,000   A       SunTrust Banks Inc., 7.750% 5/1/10.....          814,000
   1,775,000   A+      U.S. Bank N.A., Notes, 5.625% due
                        11/30/05..............................        1,639,656
   1,650,000   A+      Wells Fargo & Co., Sub. Notes, 6.625%
                        due 7/15/04...........................        1,623,188
                                                                 --------------
                                                                     30,545,480
                                                                 --------------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Intermediate Fixed Income Investments
--------------------------------------------------------------------------------

 Face Amount Rating(a)                 Security                       Value

-------------------------------------------------------------------------------
 Commercial Mortgage-Backed Securities -- 0.4%
 $ 2,000,000   BBB     Chase Mortgage Securities Corp., Notes,
                        7.370% due 5/19/07.....................   $   1,940,560
                                                                  -------------

 Commercial Services -- 0.2%
     825,000   BBB+    Cox Enterprises Inc., Notes, 6.625% due
                        6/14/02................................         814,688
                                                                  -------------

 Diversified Financial Services -- 12.6%
   1,300,000   BBB+    Amvescap PLC, Company Guaranteed, 6.600%
                        due 5/15/05............................       1,238,250
                       AT&T Capital Corp., Company Guaranteed:
   2,000,000   A+      7.500% due 11/15/00.....................       2,002,760
   3,000,000   A+      7.500% due 8/15/01......................       2,997,834
                       Bear Stearns & Co., Inc., Sr. Notes:
   4,700,000   A       5.239% due 5/6/02.......................       4,696,019
   3,000,000   A       7.625% due 12/7/09......................       2,955,000
                       Donaldson, Lufkin & Jenrette Inc., Sr.
                        Notes:
   3,000,000   A-      6.530% due 3/15/02......................       2,999,238
   2,000,000   A-      8.000% due 3/1/05.......................       2,048,520
                       Finova Capital Corp., Notes:
     500,000   BBB-    6.375% due 10/15/00.....................         478,140
   1,075,000   BBB-    6.625% due 9/15/01......................         829,230
   1,200,000   BBB-    5.875% due 10/15/01.....................         925,500
   1,000,000   BBB-    7.320% due 2/25/02......................         770,890
   2,000,000   BBB-    6.250% due 11/1/02......................       1,452,500
                       Ford Motor Credit Co., Notes:
   1,300,000   A       7.750% due 11/15/02.....................       1,316,250
   3,325,000   A       6.700% due 7/16/04......................       3,246,031
     800,000   A       7.500% due 3/15/05......................         800,000
   2,000,000   A       7.375% due 10/28/09.....................       1,967,500
   3,000,000   BBB-    Fuji Finance-Cayman, 8.625% due
                        4/15/10................................       3,178,179
   1,650,000   AAA     General Electric Capital Corp., Notes,
                        6.267% due 7/23/03.....................       1,623,188
   6,000,000   A       General Motors Acceptance Corp., Bonds,
                        5.250% due 4/5/04......................       5,985,552
                       Goldman Sachs Group, LP, Notes:
   2,000,000   A+      7.338% due 2/19/04......................       2,015,112
   1,625,000   A+      7.500% due 1/28/05......................       1,635,156
   1,500,000   A+      7.350% due 10/1/09......................       1,479,375
   2,000,000   A+      7.800% due 1/28/10......................       2,030,000
   1,000,000   BBB-    Greyhound Capital Corp., 7.820% due
                        1/27/03................................         694,196
   3,000,000   A-      Heller Financial Inc., 6.990% due
                        5/7/02.................................       2,991,978
                       Lehman Brothers Holdings, Notes:
   2,500,000   A       7.678% due 4/2/02.......................       2,522,525
   1,100,000   A       7.060% due 7/8/02.......................       1,100,000
   4,300,000   A       7.169% due 4/4/03.......................       4,300,000
   1,700,000   AA-     Merrill Lynch & Co., Bonds, 6.000% due
                        11/15/04...............................       1,629,875
                       Morgan Stanley Dean Witter & Co., Notes:
   1,625,000   AA-     7.125% due 1/15/03......................       1,627,031
   4,000,000   AA-     5.250% due 4/22/04......................       4,001,960
   2,400,000   BBB+    PaineWebber Group, 6.720% due 4/1/08....       2,283,000
                                                                  -------------
                                                                     69,820,789
                                                                  -------------

 Electric -- 3.5%
   4,000,000   A-      Central Maine Power Co., Notes, 7.430%
                        due 8/25/03............................       4,000,000
   4,300,000   BBB+    Central Power & Light Co., Notes, 6.560%
                        due 2/22/02............................       4,295,932
   2,900,000   BBB+    Dominion Resources Inc., 6.995% due
                        1/26/01................................       2,902,549
   2,000,000   BBB     Niagara Mohawk Power Co., Debentures,
                        6.875% due 4/1/03......................       1,982,500

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Intermediate Fixed Income Investments
--------------------------------------------------------------------------------

 Face Amount Rating(a)                 Security                       Value

-------------------------------------------------------------------------------
 Electric -- 3.5% (continued)
 $ 6,000,000   BBB     Sierra Pacific Resources, Notes, 7.340%
                        due 4/20/03............................   $   5,999,556
                                                                  -------------
                                                                     19,180,537
                                                                  -------------

 Electrical Components & Equipment -- 0.1%
     750,000   AA-     Emerson Electric Co., Notes, 7.125% due
                        8/15/10................................         749,063
                                                                  -------------

 Food -- 0.2%
   1,500,000   BBB+    Ahold Finance U.S.A. Inc., Company
                        Guaranteed, 6.250% due 5/1/09..........       1,333,125
                                                                  -------------

 Holding Companies - Diversified -- 0.3%
   1,500,000   A       Duke Capital Corp., Sr. Notes, 7.250%
                        due 10/1/04............................       1,501,875
                                                                  -------------

 Insurance -- 2.4%
   2,000,000   BBB+    American Financial Group, Debentures,
                        7.125% due 4/15/09.....................       1,750,000
   2,000,000   BB-     Conseco Inc., Notes, 8.750% due 2/9/04..       1,250,000
   1,000,000   BBB-    Fairfax Financial Holdings Ltd., Notes,
                        6.875% due 4/15/08.....................         799,307
   1,275,000   A-      Florida Windstorm Underwriting
                        Association, Bonds, 6.700% due
                        8/25/04+...............................       1,243,125
   1,000,000   BBB+    Lubermens Mutual Casualty, Notes, 8.300%
                        due 12/1/37............................         813,750
   1,325,000   BBB     Markel Corp., Notes, 7.250% due
                        11/1/03................................       1,301,813
   6,175,000   AA-     Marsh & McLennan Cos., Inc., Notes,
                        6.625% due 6/15/04.....................       6,036,061
                                                                  -------------
                                                                     13,194,056
                                                                  -------------

 Iron/Steel -- 0.2%
   1,136,000   B+      Wheeling-Pittsburgh Corp., Sr. Notes,
                        9.375% due 11/15/03....................       1,168,660
                                                                  -------------

 Leisure Time -- 0.4%
   1,500,000   A       Carnival Corp., Notes, 7.050% due
                        5/15/05................................       1,447,500
     900,000   BBB     Royal Carribbean Cruises, Sr. Notes,
                        8.125% due 7/28/04.....................         869,625
                                                                  -------------
                                                                      2,317,125
                                                                  -------------

 Media -- 1.6%
   1,250,000   BBB-    Clear Channel Communications, Corp.,
                        Convertible, 1.500% due 12/1/02........       1,237,500
   3,400,000   BBB+    Houghton Mifflin Co., Notes, 6.501% due
                        12/1/00................................       3,400,000
     400,000   BBB-    News America Holdings, Sr. Notes, 8.500%
                        due 2/15/05............................         415,500
   1,575,000   BBB-    TCI Communications Inc., Notes, 8.650%
                        due 9/15/04............................       1,647,844
   1,000,000   A       Times Mirror Co., Notes, 7.450% due
                        10/15/09...............................       1,002,500
   1,300,000   A       Walt Disney Co., Notes, 5.125% due
                        12/15/03...............................       1,228,500
                                                                  -------------
                                                                      8,931,844
                                                                  -------------

 Miscellaneous Manufacturing -- 0.3%
   1,775,000   A-      Tyco International Group, Notes, 6.875%
                        due 9/5/02.............................       1,766,125
                                                                  -------------

 Oil & Gas Producers -- 1.3%
                       Coastal Corp., Notes:
     370,000   BBB     6.200% due 5/15/04......................         357,050
     550,000   BBB     7.500% due 8/15/06......................         551,375
   4,000,000   BBB-    Occidental Petroleum, Sr. Notes, 6.703%
                        due 4/3/00.............................       3,994,160
   2,600,000   BBB-    Valero Energy Corp., Notes, 7.375% due
                        3/15/06................................       2,561,000
                                                                  -------------
                                                                      7,463,585
                                                                  -------------

 Pharmaceuticals -- 0.5%
   2,825,000   AAA     Merck & Co., Medium Term Notes, 5.760%
                        due 5/3/37.............................       2,814,406
                                                                  -------------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Intermediate Fixed Income Investments
--------------------------------------------------------------------------------

 Face Amount Rating(a)                 Security                      Value

-------------------------------------------------------------------------------
 Real Estate -- 0.7%
 $ 1,250,000   BBB+    Duke Realty Ltd., Notes, 7.375% due
                        9/22/05...............................   $    1,229,688
   2,900,000   A+      Homeside Lending Inc., Notes, 6.875%
                        due 6/30/02...........................        2,881,875
                                                                 --------------
                                                                      4,111,563
                                                                 --------------

 Real Estate Investment Trust (REIT) -- 3.3%
                       Colonial Realty LP, Notes:
   1,500,000   BBB-    6.960% due 7/26/04.....................        1,436,250
   1,150,000   BBB-    8.050% due 7/15/06.....................        1,121,250
   3,000,000   BBB-    Franchise Finance Corp., 8.680% due
                        1/14/04...............................        3,030,000
                       Highwoods Realty, Notes:
   2,000,000   BBB     6.835% due 1/31/03.....................        1,927,500
   1,000,000   BBB     7.000% due 12/1/06.....................          926,250
   2,000,000   BBB     HRPT Properties Trust, Sr. Notes,
                        6.875% due 8/26/02....................        1,947,500
   2,000,000   A-      Kimco Realty Corp., Sr. Notes, 7.500%
                        due 11/5/06...........................        1,970,000
   2,500,000   BBB+    Simon Debartolo, Notes, 7.000% due
                        6/15/08...............................        2,360,030
                       United Dominion Realty, Notes:
   1,500,000   BBB     8.625% due 3/15/03.....................        1,511,552
   1,000,000   BBB     7.020% due 11/15/05....................          931,250
     500,000   BBB     7.950% due 7/12/06.....................          480,625
   1,000,000   BBB     7.250% due 1/15/07.....................          933,707
                                                                 --------------
                                                                     18,575,914
                                                                 --------------

 Retail -- 0.3%
   1,725,000   A       CVS Corp., Notes, 5.500% due 2/15/04...        1,640,906
                                                                 --------------

 Sovereign Agency -- 0.4%
   2,348,271           Small Business Administration, 7.700%
                        due 7/1/16............................        2,371,754
                                                                 --------------

 Telecommunications -- 3.5%
   4,250,000   BBB+    Cox Communications Inc., Notes, 7.000%
                        due 8/15/01...........................        4,222,120
     750,000   BBB+    Qwest Communications International, Sr.
                        Notes, 7.500% due 11/1/08.............          736,875
                       Sprint Capital Corp., Company
                        Guaranteed:
   1,000,000   BBB+    5.700% due 11/15/03....................          957,500
   4,000,000   BBB+    5.875% due 5/1/04......................        3,810,000
                       Vodafone AirTouch, Notes:
   5,000,000   A       6.698% due 12/19/01+...................        5,005,400
   1,505,000   A       7.625% due 2/15/05.....................        1,523,813
   3,000,000   A-      WorldCom, Inc., Float, 6.920% due
                        11/26/01..............................        3,003,750
                                                                 --------------
                                                                     19,259,458
                                                                 --------------

 Tobacco -- 0.5%
   2,800,000   A       Philip Morris Cos. Inc., Notes, 9.000%
                        due 1/1/01............................        2,810,500
                                                                 --------------

 Transportation -- 0.5%
   3,000,000   BBB     Rollins Truck Leasing Corp., Notes,
                        8.250% due 5/1/02.....................        3,003,750
                                                                 --------------
                       TOTAL CORPORATE BONDS & NOTES
                       (Cost -- $245,050,553).................      231,287,113
                                                                 --------------
 MORTGAGE-BACKED SECURITIES -- 37.4%

 Federal Home Loan Mortgage (FHLMC) -- 1.1%
     497,699           7.000% due 4/15/23.....................          495,875
   5,668,097           Gold, 7.500% due 4/1/30................        5,641,513
                                                                 --------------
                                                                      6,137,388
                                                                 --------------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Intermediate Fixed Income Investments
--------------------------------------------------------------------------------

 Face Amount                        Security                          Value

-------------------------------------------------------------------------------
 Federal National Mortgage Association (FNMA) -- 6.2%
 $ 9,475,000     5.625% due 5/14/04............................   $   9,126,984
   1,525,000     6.500% due 8/15/04............................       1,511,123
   3,093,830     7.000% due 4/25/24............................       2,868,652
   1,138,822     7.180% due 1/01/30............................       1,120,437
   4,383,803     6.693% due 3/01/30............................       4,206,219
  10,299,826     7.500% due 2/1/30 - 5/1/30....................      10,235,453
   5,500,092     8.500% due 7/1/30 - 8/1/30....................       5,610,094
                                                                  -------------
                                                                     34,678,962
                                                                  -------------

 Government National Mortgage Association (GNMA) -- 6.1%
  10,579,811     7.500% due 5/15/29 - 8/15/30..................      10,583,240
  18,299,223     8.000% due 5/15/29 - 12/15/30.................      18,573,707
     198,533     8.000% due 3/20/30............................         200,454
   4,500,000     8.500% due 9/21/30++..........................       4,612,500
                                                                  -------------
                                                                     33,969,901
                                                                  -------------

 Collateralized Mortgage Obligation (CMO) -- 24.0%
   2,000,000     ABN AMRO Mortgage Corp., 6.300% due 5/25/29...       1,915,230
   1,447,521     Amac 2000-1 A8, 7.750% due 2/25/30............       1,420,171
   2,620,601     Amresco Commercial Lending, 7.120% due
                  9/17/12......................................       2,592,155
   4,991,955     Aames Mortgage Trust, 7.018% due 7/15/29......       4,982,595
   2,850,000     AutoNation Receivables Corp. Auto Owner Trust,
                  6.940% due 4/17/06...........................       2,844,229
   1,700,000     Bayview Financial Revolving Mortgage, 7.922%
                  due 8/25/29..................................       1,671,780
     412,557     Capital Asset Research Funding LP, 5.905% due
                  12/15/05.....................................         408,947
   3,000,000     Circuit City Credit Card, 6.856% due 2/15/06..       3,007,665
   1,684,643     CMC Securities Corp. III, 6.881% due
                  11/25/23.....................................       1,667,102
   1,780,228     ContiMortgage Home Equity, 7.130% due
                  3/15/15......................................       1,775,538
   2,775,000     Copelco Capital Funding Corp., 5.950% due
                  6/15/04......................................       2,703,225
   2,000,000     Countrywide Home Loans, 6.050% due 4/25/29....       1,904,670
   1,066,853     Fannie Mae, 6.500% due 10/25/22...............         997,082
     900,000     First Plus Home Loan, 7.330% due 8/10/20......         899,006
   4,707,482     Freddie Mac, 7.000% due 4/15/28...............       4,188,530
   1,048,910     Freddie Mac, Float, 3.344% due 7/15/15........         915,663
                 GE Capital Mortgage Services, Inc.:
     777,560     6.380% due 5/25/14............................         773,319
   2,000,000     6.500% due 3/25/24............................       1,731,250
   1,239,148     Green Tree Financial Corp., 6.420% due
                  11/15/28.....................................       1,240,116
   2,268,499     Impac CMB Trust, 6.805% due 7/25/28...........       2,252,514
   3,691,751     Independent National, 7.875% due 9/25/24......       3,669,656
   2,947,980     INMC 1996-a B2, 7.000% due 3/25/26............       2,810,221
   2,050,000     Merrill Lynch Mortgage, 8.433% due 6/25/22....       2,028,670
     479,688     Residential Accredit Loans, 8.000% due
                  10/25/28.....................................         483,466
   1,875,964     Residential Asset Mortgage, 8.000% due
                  3/25/30......................................       1,895,960
   1,000,000     Residential Funding Mortgage Securities, Inc.,
                  7.000% due 10/25/27..........................         944,755
      33,504     Resolution Trust Corp., 9.000% due 9/25/28....          33,342
   3,815,986     Ryms3 1992-d 2a4, 8.200% due 9/25/22..........       3,799,788
                 SBIC Business Investment Cos.:
   7,731,828     7.540% due 8/1/09.............................       7,640,013
   8,737,903     8.017% due 2/10/10............................       9,083,286
   6,500,000     7.640% due 3/29/10............................       6,614,173
   3,962,108     Small Business Administration, 6.150% due
                  11/1/13......................................       3,761,950

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Intermediate Fixed Income Investments
--------------------------------------------------------------------------------

 Face Amount                            Security                      Value

-------------------------------------------------------------------------------
 Collateralized Mortgage Obligation (CMO) -- 24.0% (continued)
 $ 1,232,579           6.850% due 10/1/15.......................   $  1,199,793
   1,097,064           6.650% due 11/1/15.......................      1,058,944
   6,592,817           7.100% due 2/1/17........................      6,488,579
   8,622,938           7.500% due 4/1/17........................      8,638,201
   6,572,357           7.300% due 5/1/17........................      6,524,445
  13,716,897           7.200% due 10/1/19.......................     13,554,010
   5,815,998           7.190% due 12/1/19.......................      5,742,041
   5,011,814           7.590% due 1/1/20........................      5,027,098
   2,216,871           Structured Asset Securities, 8.394% due
                        4/25/27.................................      2,226,448
                                                                   ------------
                                                                    133,115,626
                                                                   ------------
                       TOTAL MORTGAGE-BACKED SECURITIES
                       (Cost -- $196,653,343)...................    207,901,877
                                                                   ------------

 COMMERCIAL PAPER -- 0.0%
     200,000           Nabisco Inc., Discount Notes, 6.700% due
                        10/18/00 (Cost -- $198,251).............        198,251
                                                                   ------------
 Face Amount Rating(a)
 ----------- ---------
 REGIONAL GOVERNMENT OBLIGATIONS -- 0.8%
   3,000,000    AAA    Massachusetts State Turnpike Authority,
                        5.000% due 1/1/39.......................      2,685,000
   1,610,000    A+     Quebec Province, 7.500% due 7/15/02......      1,622,075
                                                                   ------------
                       TOTAL REGIONAL GOVERNMENT OBLIGATIONS
                       (Cost -- $4,252,598).....................      4,307,075
                                                                   ------------
                       SUB-TOTAL INVESTMENTS
                       (Cost -- $554,795,535)...................    553,943,380
                                                                   ------------
 REPURCHASE AGREEMENT -- 0.4%
   2,000,000           J.P. Morgan Securities Inc., 6.600% due
                        9/1/00; Proceeds at maturity --
                         $2,000,367; (Fully collateralized by
                        U.S. Treasury Notes & Bonds, 4.250% to
                        13.375% due 3/31/01 to 8/15/26; Market
                        value -- $2,257,753) (Cost --
                        $2,000,000).............................      2,000,000
                                                                   ------------
                       TOTAL INVESTMENTS -- 100%
                       (Cost -- $556,795,535**).................   $555,943,380
                                                                   ============

------
(a) All ratings are by Standard & Poor's Ratings Service, except those identi-fied by an asterisk (*), which are rated by Moody's Investors Service, Inc.
 @ All or a portion of this security is segregated for futures contracts com-mitments.
 # All or a portion of this security is segregated for "to-be-announced" trades.
 + Security is exempt from registration under Rule 144A of the Securities Act of 1993. This security may be resold in transactions exempt from registra-tion, normally to qualified institutional buyers.
 ++ Security is traded on a "to-be-announced" basis (See Note 11).
** Aggregate cost for Federal income tax purposes is substantially the same.

See page 93 for definition of ratings and certain security descriptions.
                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Long-Term Bond Investments
--------------------------------------------------------------------------------

 Face Amount                            Security                      Value

-------------------------------------------------------------------------------
 U.S. GOVERNMENT OBLIGATIONS & AGENCIES -- 31.9%

 U.S. Treasury Obligations -- 25.7%
                       U.S. Treasury Inflation Index Bonds:
 $ 5,252,050           3.875% due 1/15/09++.....................   $  5,194,593
   1,488,018           3.875% due 4/15/29++.....................      1,483,821
                       U.S. Treasury Notes:
   1,850,000           6.125% due 8/15/29++.....................      1,938,449
   9,700,000           6.250% due 5/15/30++.....................     10,497,146
                                                                   ------------
                                                                     19,114,009
                                                                   ------------

 U.S. Government Agencies -- 6.2%
   4,400,000           Federal National Mortgage Association,
                        7.250% due 5/15/30......................      4,631,000
                                                                   ------------
                       TOTAL U.S. GOVERNMENT OBLIGATIONS &
                       AGENCIES
                       (Cost -- $23,267,422)....................     23,745,009
                                                                   ------------
 Face Amount Rating(a)
 ----------- ---------
 CORPORATE BONDS & NOTES -- 54.9%

 Aerospace/Defense -- 0.4%
     270,000   BBB-    Lockheed Martin Corp., Bonds, 8.500% due
                        12/1/29.................................        281,138
                                                                   ------------

 Banking -- 9.9%
   3,650,000   A-      Bank One Corp., Sub. Debentures, 8.000%
                        due 4/29/27.............................      3,627,188
   3,350,000   AAA     International Bank of Reconstruction &
                        Development, Debentures, 8.250% due
                        9/1/16..................................      3,752,000
                                                                   ------------
                                                                      7,379,188
                                                                   ------------

 Consumer Products -- 5.1%
   1,550,000   A+      Bestfoods, Series F, Notes, 6.625% due
                        4/15/28.................................      1,365,938
   2,075,000   AA      The Procter & Gamble Co., Debentures,
                        9.360% due 1/1/21.......................      2,401,813
                                                                   ------------
                                                                      3,767,751
                                                                   ------------

 Financial Services -- 8.4%
   2,400,000   BBB-    Continental Corp., Notes, 8.375% due
                        8/15/12.................................      2,274,000
     260,000   A       Dow Chemical Co., Debentures, 7.375% due
                        11/1/29.................................        254,898
     625,000   A       Ford Motor Credit Co., Notes, 7.375% due
                        10/28/09................................        614,844
   3,000,000   A       Nationwide CSN Trust, Notes, 9.875% due
                        2/15/25+................................      3,135,000
                                                                   ------------
                                                                      6,278,742
                                                                   ------------

 Media & Entertainment -- 7.1%
   1,275,000   BBB-    News America Holdings Inc., Company
                        Guaranteed, 9.250% due 2/1/13...........      1,383,375
   3,800,000   BBB     Time Warner Entertainment Co. LP, Sr.
                        Notes, 8.375% due 7/15/33...............      3,942,500
                                                                   ------------
                                                                      5,325,875
                                                                   ------------

 Miscellaneous -- 9.7%
   3,250,000   BBB+    Boston University, Notes, 7.625% due
                        7/15/97.................................      3,113,633
   2,850,000   BBB+    Ogden Corp., Debentures, 9.250% due
                        3/1/22..................................      3,195,563
     954,000   BBB+    Republic of Poland, PDI, step bond to
                        yield 4.241% due 10/27/14...............        886,624
                                                                   ------------
                                                                      7,195,820
                                                                   ------------

 Transportation -- 2.9%
   2,216,820   BBB+    FedEx Corp., Pass Through Certificates,
                        7.630% due 1/5/14.......................      2,161,411
                                                                   ------------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Long-Term Bond Investments
--------------------------------------------------------------------------------

 Face Amount Rating(a)                  Security                      Value

-------------------------------------------------------------------------------
 Utilities -- 11.4%
  $2,275,000   BBB+    Columbia Energy Group, Notes, 7.320% due
                        11/28/10................................   $  2,215,279
   3,000,000   A+      New York Telephone Co., Debentures,
                        6.700% due 11/1/23......................      2,587,500
   2,100,000   A-      Puget Sound Energy Inc., Series A, 6.740%
                        due 6/15/18.............................      1,916,250
   2,100,000   BBB+    Qwest Capital Funding, Company
                        Guaranteed, 6.875% due 7/15/28..........      1,806,000
                                                                   ------------
                                                                      8,525,029
                                                                   ------------
                       TOTAL CORPORATE BONDS & NOTES
                       (Cost -- $42,438,437)....................     40,914,954
                                                                   ------------
 COMMERCIAL PAPER -- 1.2%
     500,000           Federal Home Loan Mortgage Corp., 6.610%
                        due 11/9/00++...........................        493,665
     400,000           Federal National Mortgage Association,
                        6.370% due 11/9/00++....................        395,116
                                                                   ------------
                       TOTAL COMMERCIAL PAPER
                       (Cost -- $888,781).......................        888,781
                                                                   ------------
                       SUB-TOTAL INVESTMENTS
                       (Cost -- $66,594,640)....................     65,548,744
                                                                   ------------
 REPURCHASE AGREEMENT -- 12.0%
   8,919,000           J.P. Morgan Securities Inc., 6.600% due
                        9/1/00; Proceeds at maturity --
                         $8,920,635; (Fully collateralized by
                        U.S. Treasury Notes & Bonds, 4.250% to
                        13.375% due 3/31/01 to 8/15/26; Market
                        value -- $9,290,502) (Cost --
                        $8,919,000).............................      8,919,000
                                                                   ------------
                       TOTAL INVESTMENTS -- 100%
                       (Cost -- $75,513,640**)..................   $ 74,467,744
                                                                   ============

------
(a) All ratings are by Standard & Poor's Ratings Service, except those identi-fied by an asterisk (*), which are rated by Moody's Investors Service, Inc.
 + Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
 ++ All or a portion of this security is segregated for futures contracts com-
    mitments.
** Aggregate cost for Federal income tax purposes is substantially the same.
  See page 93 for definition of ratings and certain security descriptions.
                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Municipal Bond Investments
--------------------------------------------------------------------------------

 Face Amount Rating(a)                  Security                       Value

--------------------------------------------------------------------------------
 Arizona -- 4.2%
                       Arizona Student Loan Acquisition Authority
                        Revenue, Series A-1:
 $ 1,000,000   Aaa*    5.650% due 5/1/14.........................   $  1,018,750
   1,000,000   Aaa*    5.750% due 5/1/15.........................      1,020,000
                                                                    ------------
                                                                       2,038,750
                                                                    ------------

 California -- 2.0%
   1,000,000   A+      California State Public Works Board Lease
                        Revenue, California Community Colleges,
                        Series D, 4.750% due 10/1/14.............        981,250
                                                                    ------------

 Florida -- 6.6%
                       Florida State Board of Education Capital
                        Outlay, Public Education GO:
   1,000,000   AA+     Series A, 5.250% due 6/1/17...............        990,000
   1,250,000   AA+     Series B, 5.000% due 6/1/14...............      1,231,250
   1,000,000   AAA     Tampa Bay, FL Water Utilities System
                        Revenue, Series A, 5.125% due 10/1/17....        972,500
                                                                    ------------
                                                                       3,193,750
                                                                    ------------

 Georgia -- 4.1%
   2,000,000   AAA     Gwinnett County, GA Water & Sewer
                        Authority Revenue, 5.250% due 8/1/18.....      1,975,000
                                                                    ------------

 Illinois -- 8.0%
   2,000,000   AAA     Chicago, IL Board of Education GO, School
                        Reform Board, Series A, FGIC-Insured,
                        5.250% due 12/1/20.......................      1,942,500
   2,000,000   AA      Illinois State GO, First Series, 5.375%
                        due 8/1/25...............................      1,942,500
                                                                    ------------
                                                                       3,885,000
                                                                    ------------

 Indiana -- 4.6%
   1,200,000   AA-     Indiana Bond Bank Special Project-
                        Hendricks, Series B, 6.125% due 2/1/17...      1,218,000
   1,000,000   AA-     Indiana Health Facility Financing
                        Authority Hospital Revenue, Series A,
                        5.750% due 9/1/15........................      1,023,750
                                                                    ------------
                                                                       2,241,750
                                                                    ------------

 Iowa -- 7.6%
   1,250,000   AAA     Des Moines Iowa Public Parking System
                        Revenue, Series A, 5.750% due 6/1/13.....      1,303,125
   2,500,000   AAA     Iowa Finance Authority, Hospital Facility
                        Revenue, Iowa Health System, Series A,
                        MBIA-Insured, 5.125% due 7/1/20..........      2,359,375
                                                                    ------------
                                                                       3,662,500
                                                                    ------------

 Massachusetts -- 11.4%
   3,000,000   AA-     Massachusetts State Consolidated Loan GO,
                        Series C, 5.250% due 8/1/14..............      3,018,750
   2,500,000   AAA     Massachusetts State Turnpike Authority,
                        Metropolitan Highway System, Series A,
                        MBIA-Insured, 5.000% due 1/1/13..........      2,478,125
                                                                    ------------
                                                                       5,496,875
                                                                    ------------

 Minnesota -- 7.8%
   3,000,000   AAA     Minnesota Public Facilities Authority,
                        Water PCR, Series B, 5.125% due 3/1/13...      3,011,250
     750,000   AAA     Southern Minnesota Municipal Power Agency
                        Power Supply System Revenue, Pre-
                        Refunded,
                        Series A, 5.750% due 1/1/18..............        785,625
                                                                    ------------
                                                                       3,796,875
                                                                    ------------

 New Jersey -- 6.2%
   1,000,000   AAA     New Jersey Sports & Exposition Authority
                        State Contract, Series A, MBIA-Insured,
                        5.250% due 3/1/12........................      1,025,000
   2,000,000   AA      New Jersey State Transportation Trust Fund
                        Authority, Series A, 5.125% due 6/15/15..      1,980,000
                                                                    ------------
                                                                       3,005,000
                                                                    ------------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Municipal Bond Investments
--------------------------------------------------------------------------------

 Face Amount Rating(a)                   Security                       Value

---------------------------------------------------------------------------------
 New York -- 8.4%
 $ 2,000,000   AAA     New York, NY GO, Series F, MBIA-Insured,
                        5.250% due 8/1/15.........................   $  1,992,500
   2,000,000   A       New York State Dormitory Authority Revenue,
                        State University Educational Facilities,
                        Series A, 5.500% due 5/15/13..............      2,065,000
                                                                     ------------
                                                                        4,057,500
                                                                     ------------

 Tennessee -- 2.5%
   1,170,000   AAA     Memphis-Shelby County, TN Airport Authority
                        Revenue, Series D, AMBAC-Insured,
                        5.875% due 3/1/16.........................      1,215,338
                                                                     ------------

 Texas -- 13.2%
   2,270,000   AAA     Arlington, TX Independent School District,
                        PSF-Insured, 4.500% due 2/15/20...........      1,977,738
   1,000,000   AA      Fort Worth, TX Water & Sewer Revenue,
                        5.250% due 2/15/16........................        986,250
   1,380,000   AAA     Grapevine, TX GO, FGIC-Insured, 5.700% due
                        8/15/16...................................      1,424,850
   2,000,000   AAA     Texas State Department of Housing &
                        Community Affairs Residential Mortgage
                        Revenue, Series A, 6.200% due 7/1/19......      2,014,346
                                                                     ------------
                                                                        6,403,184
                                                                     ------------

 Washington -- 5.0%
   2,600,000   AA-     King County, WA GO, School District No. 412
                        Shoreline, 4.750% due 6/1/15..............      2,398,500
                                                                     ------------

 Wisconsin -- 6.3%
   2,000,000   Aaa*    Sun Prairie Wisconsin Area School District
                        GO, FGIC-Insured, 5.625% due 4/1/16.......      2,055,000
   1,000,000   AA-     Wisconsin State Petroleum Inspection Fee
                        Revenue, Series A, 6.000% due 7/1/12......      1,023,158
                                                                     ------------
                                                                        3,078,158
                                                                     ------------

 Wyoming -- 2.1%
     600,000   A-1+    Sublette County, WY VRDN PCR, (Exxon
                        Project), Series B, 4.400% due 7/1/17.....        600,000
     400,000   P-1*    Uinta county, WY VRDN PCR, (Chevron USA
                        Income Project), 4.300% due 8/15/20.......        400,000
                                                                     ------------
                                                                        1,000,000
                                                                     ------------
                       TOTAL INVESTMENTS -- 100%
                       (Cost -- $49,090,214**)....................   $ 48,429,430
                                                                     ============

------
(a) All ratings are by Standard & Poor's Ratings Service, except those identi-fied by an asterisk (*), which are rated by Moody's Investors Service, Inc.
** Aggregate cost for Federal income tax purposes is substantially the same.

  See page 94 for definition of ratings and certain security descriptions.
                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Mortgage Backed Investments

----------------------------------------------------------------------------------------
    Face
   Amount                                            Security                 Value
----------------------------------------------------------------------------------------
 MORTGAGE-BACKED SECURITIES -- 98.7%

 Federal Home Loan Mortgage Corporation (FHLMC) --   47.8%
 $     1,465 11.000% due 8/1/00 - 10/1/00......................            $     1,466
     180,507 10.000% due 4/1/09 - 10/1/09......................                192,634
      74,201 10.250% due 11/1/03 - 2/1/10......................                 80,160
     363,464 9.000% due 12/1/04 - 7/1/11.......................                375,265
      39,535 11.500% due 10/1/15...............................                 43,810
      33,183 7.500% due 7/1/16.................................                 33,339
     463,918 9.500% due 10/1/08 - 8/1/16.......................                483,054
     833,062 8.000% due 8/1/08 - 6/1/17........................                850,498
   1,681,020 8.500% due 12/1/06 - 7/1/17.......................              1,735,115
             Gold:
      68,221 9.500% due 4/1/10.................................                 70,758
     482,497 8.500% due 9/1/08 - 2/1/18........................                493,653
   6,050,651 7.500% due 12/1/12 - 5/1/25.......................              6,022,274
   3,436,659 8.000% due 5/1/06 - 12/1/26.......................              3,477,917
   9,870,955 6.000% due 10/1/27 - 1/1/29.......................              9,192,327
  15,234,759 6.500% due 2/1/11 - 5/1/29........................             14,637,860
  10,128,305 7.000% due 5/1/12 - 7/1/29........................              9,929,541
                                                                           -----------
                                                                            47,619,671
                                                                           -----------

 Federal National Mortgage Association (FNMA) -- 22.9%
   1,740,152 5.500% due 11/1/08................................              1,630,296
     108,320 10.750% due 10/1/12...............................                118,272
      13,970 12.500% due 6/1/15................................                 15,896
     546,048 8.500% due 6/1/06 - 6/1/17........................                557,058
     801,715 9.000% due 8/1/02 - 3/1/18........................                827,969
       5,763 10.000% due 1/1/21................................                  6,123
     231,102 9.500% due 4/1/01 - 11/1/21.......................                240,024
   1,785,329 8.000% due 9/1/02 - 12/1/22.......................              1,802,801
   3,208,976 7.500% due 12/1/06 - 9/1/23.......................              3,191,385
   2,220,557 7.000% due 1/1/24.................................              2,166,420
   4,435,575 6.500% due 3/1/09 - 5/1/28........................              4,262,698
   8,486,001 6.000% due 9/1/08 - 9/1/28........................              8,015,614
                                                                           -----------
                                                                            22,834,556
                                                                           -----------

 Government National Mortgage Association (GNMA) --  24.0%
             GNMA I:
      75,385 11.000% due 7/15/10 - 9/15/10.....................                 82,570
      85,230 9.000% due 10/15/16...............................                 88,159
     142,603 9.500% due 12/15/16 - 8/15/19.....................                148,173
   2,379,767 8.000% due 1/15/14 - 8/15/23......................              2,415,464
     537,389 8.500% due 5/15/17 - 7/15/27......................                550,991
   2,286,382 7.500% due 8/15/27 - 9/15/27......................              2,287,800
   8,228,480 7.000% due 4/15/23 - 3/15/28......................              8,084,481
   4,023,689 6.000% due 1/15/29 - 6/15/29......................              3,764,644
             GNMA II:
     643,905 7.000% due 11/20/16...............................                629,012
     722,729 8.500% due 6/20/16 - 1/20/17......................                736,728
     378,549 9.000% due 4/20/17 - 11/20/21.....................                386,354
   4,978,659 6.500% due 12/20/23 - 5/20/24.....................              4,760,841
                                                                           -----------
                                                                            23,935,217
                                                                           -----------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Mortgage Backed Investments

------------------------------------------------------------------------------------------------
    Face
   Amount                                    Security                                    Value

------------------------------------------------------------------------------------------------
 Collateralized Mortgage Obligations (CMO) --  4.0%
 $4,078,689 FHR 2190 SG, 9.500% due 11/20/25......................................   $ 4,048,996
                                                                                     -----------
            TOTAL MORTGAGE-BACKED SECURITIES
            (Cost -- $100,379,057)................................................    98,438,440
                                                                                     -----------
 REPURCHASE AGREEMENT -- 1.3%
  1,275,000 J.P. Morgan Securities Inc., 6.600% due 9/1/00; Proceeds at
              maturity -- $1,275,234; (Fully collateralized by
              U.S. Treasury Notes & Bonds, 4.250% to 13.375% due 3/31/01 to
              8/15/26; Market value -- $1,354,670)
              (Cost -- $1,275,000)................................................     1,275,000
                                                                                     -----------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $101,654,057*)...............................................   $99,713,440
                                                                                     ===========

-------------
* Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
High Yield Investments
--------------------------------------------------------------------------------

    Face
   Amount   Rating(a)                  Security                       Value

-------------------------------------------------------------------------------
 CORPORATE BONDS & NOTES -- 81.9%

 Apparel -- 0.9%
 $1,500,000   B-      HCI Direct Inc., Sr. Sub. Notes, 13.750%
                       due 8/1/02...............................   $  1,357,500
                                                                   ------------

 Banks -- 0.6%
  1,000,000   B+      Cho Hung Bank, Sr. Sub. Notes, 11.875% due
                       4/1/10 (b)...............................      1,007,500
                                                                   ------------

 Building Materials -- 0.0%
  1,500,000   NR      Reliant Building Product, Sr. Sub. Notes,
                       10.875% due 5/1/04.......................         67,500
                                                                   ------------

 Chemicals -- 5.8%
  1,200,000   B+      Acetex Corp., Company Guaranteed, 9.750%
                       due 10/1/03..............................      1,152,000
  1,000,000   B       Avecia Group PLC, Company Guaranteed,
                       11.000% due 7/1/09.......................      1,015,000
  1,500,000   B+      General Chemical Industrial Products, Sr.
                       Notes, 10.625% due 5/1/09................      1,282,500
  1,500,000   B+      Huntsman ICI Chemicals, Company
                       Guaranteed, 10.125% due 7/1/09...........      1,533,750
  1,000,000   BB      Lyondell Chemical Co., Secured, Series A,
                       9.625% due 5/1/07........................      1,018,750
  1,500,000   C       Moll Industries, Sr. Sub. Notes, 10.500%
                       due 7/1/08...............................        367,500
  1,500,000   B-      Philipp Brothers Chemicals, Company
                       Guaranteed, 9.875% due 6/1/08............      1,125,000
  1,500,000   B       Sterling Chemicals Inc., Sr. Notes,
                       12.375% due 7/15/06......................      1,556,250
                                                                   ------------
                                                                      9,050,750
                                                                   ------------

 Commercial Services -- 1.3%
  1,000,000   BB-     Avis Group Holding Inc., Company
                       Guaranteed, 11.000% due 5/1/09...........      1,095,000
    500,000   B-      Concentra Operating Corp., Company
                       Guaranteed, 13.000% due 8/15/09..........        447,500
  1,000,000   B       Worldwide Flight Service, Sr. Notes,
                       12.250% due 8/15/07......................        540,000
                                                                   ------------
                                                                      2,082,500
                                                                   ------------

 Cosmetics - Personal Care -- 0.7%
  2,000,000   CCC     Revlon Consumer Products, Sr. Sub. Notes,
                       8.625% due 2/1/08........................      1,040,000
                                                                   ------------

 Distribution - Wholesale -- 0.7%
  2,000,000   CCC+    AAI Fostergrant Inc., Company Guaranteed,
                       10.750% due 7/15/06......................        610,000
  1,000,000   B-      Pentacon Inc., Company Guaranteed, 12.250%
                       due 4/1/09...............................        565,000
                                                                   ------------
                                                                      1,175,000
                                                                   ------------

 Diversified Financial Services -- 3.2%
    750,000   BB+     Bank United Corp., Sub. Notes, 8.875% due
                       5/1/07...................................        720,000
  1,500,000   B-      Lodgian Financing Corp., Company
                       Guaranteed, 12.250% due 7/15/09..........      1,230,000
  2,000,000   BB      Port Arthur Finance Corp., Company
                       Guaranteed, 12.500% due 1/15/09..........      2,050,000
  2,000,000   B-      Russell-Stanley Holdings Inc., Sr. Sub.
                       Notes, 10.875% due 2/15/09...............        952,500
                                                                   ------------
                                                                      4,952,500
                                                                   ------------

 Electrical -- 2.5%
  1,000,000   B-      Cherokee International, Sr. Sub. Notes,
                       10.500% due 5/1/09.......................        902,500
  2,000,000   BBB-    PSE&G Energy Holdings Inc., Sr. Notes,
                       10.000% due 10/1/09......................      2,155,000
  2,000,000   CCC+    Special Devices Inc., Company Guaranteed,
                       11.375% due 12/15/08.....................        780,000
                                                                   ------------
                                                                      3,837,500
                                                                   ------------

 Electronics -- 2.6%
  1,500,000   B+      Details Holdings Corp., Sr. Discount
                       Notes, 12.500% due 11/15/07..............      1,080,000
  1,000,000   CCC     Pacific Aerospace & Electric, Company
                       Guaranteed, 11.250% due 8/1/05...........        505,000
  1,000,000   B-      Packard Bioscience Co., Sr, Sub. Notes,
                       9.375% due 3/1/07........................        925,000
  1,750,000   B       Viasystems Inc., Sr. Sub. Notes, 9.750%
                       due 6/1/07...............................      1,579,375
                                                                   ------------
                                                                      4,089,375
                                                                   ------------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
High Yield Investments
--------------------------------------------------------------------------------

    Face
   Amount   Rating(a)                  Security                       Value

-------------------------------------------------------------------------------
 Engineering & Construction -- 1.3%
 $2,000,000   BBB-    Morrison Knudsen Corp., Company
                       Guaranteed, 11.000% due 7/1/10 (b).......   $  2,030,000
                                                                   ------------

 Entertainment -- 1.6%
  1,500,000   CCC     Derby Cycle Corp., Sr. Notes, 10.000% due
                       5/15/08..................................        457,500
  2,000,000   NR      Marvel Enterprises Inc., Company
                       Guaranteed, 12.000% due 6/15/09..........      1,610,000
    500,000   B       Vail Resorts Inc., Company Guaranteed,
                       8.750% due 5/15/09.......................        480,000
                                                                   ------------
                                                                      2,547,500
                                                                   ------------

 Environmental Control -- 1.5%
                      Allied Waste North America, Company
                       Guaranteed:
  1,500,000   BB-     7.875% due 1/1/09.........................      1,359,375
    500,000   BB-     10.000% due 8/1/09........................        448,750
                      Metal Management Inc., Company Guaranteed:
  1,000,000   CCC+    12.750% due 6/15/04.......................        500,000
  1,000,000   CCC     10.000% due 5/15/08.......................        105,000
                                                                   ------------
                                                                      2,413,125
                                                                   ------------
 Food -- 1.6%
  1,000,000   CCC+    Pueblo Xtra International, Sr. Notes,
                       9.500% due 8/1/03........................        475,000
    500,000   CCC+    RAB Enterprises Inc., Company Guaranteed,
                       10.500% due 5/1/05.......................        353,125
  1,500,000   CCC     Richmont Marketing Special, Company
                       Guaranteed, 10.125% due 12/15/07.........        759,375
  1,000,000   B+      Stater Brothers Holdings, Sr. Notes,
                       10.750% due 8/15/06......................        890,000
                                                                   ------------
                                                                      2,477,500
                                                                   ------------

 Forest Products & Paper -- 1.0%
    500,000   B       Doman Industries Ltd., Sr. Notes, 8.750%
                       due 3/15/04..............................        512,500
  1,000,000   BB+     Tembec Industries Inc., Company
                       Guaranteed, 8.625% due 6/30/09...........      1,000,000
                                                                   ------------
                                                                      1,512,500
                                                                   ------------

 Health Care -- 1.9%
  2,000,000   BB+     HCA -- The Healthcare Co., Notes, 8.750%
                       due 9/1/10...............................      2,015,000
  1,000,000   B-      IASIS Healtcare Corp., Company Guaranteed,
                       13.000% due 10/15/09.....................      1,030,000
                                                                   ------------
                                                                      3,045,000
                                                                   ------------

 Holding Companies -- 4.4%
  1,000,000   CCC     Continental Global Group, Sr. Notes,
                       11.000% due 4/1/07.......................        332,500
  1,550,000   B       Elgar Holdings Inc., Company Guaranteed,
                       9.875% due 2/1/08........................        815,688
  1,500,000   B+      High Voltage Engineering, Sr. Notes,
                       10.500% due 8/15/04......................      1,042,500
  1,000,000   CCC+    KMC Telecom Holdings Inc., Sr. Discount
                       Notes, 13.500% due 2/15/08...............        755,000
  1,300,000   BB-     Murrin Murrin Holdings Property Ltd., Sr.
                       Notes, 9.375% due 8/3/07.................      1,111,500
  1,500,000   B+      P&L Coal Holding Corp., Company
                       Guaranteed, 9.625% due 5/15/08...........      1,455,000
  1,300,000   B       SCG Holding & Semiconductor Co., Sr. Sub.
                       Notes, 12.000% due 8/1/09................      1,410,500
                                                                   ------------
                                                                      6,922,688
                                                                   ------------

 Housewares -- 2.4%
  1,000,000   B       Evenflo Co., Sr. Notes, 11.750% due
                       8/15/06..................................        997,500
  1,500,000   B-      Frank's Nursery & Crafts, Sr. Sub. Notes,
                       10.250% due 3/1/08.......................        622,500
  1,000,000   B       Jostens Inc., 12.750% due 5/1/10 (b)(c)...      1,026,250
  1,250,000   B-      O'Sullivan Furniture, Company Guaranteed,
                       13.375% due 10/15/09.....................      1,068,750
                      Safelite Glass Corp., Sr. Sub. Notes:
  1,150,000   Ca*     Class B Shares, 9.875% due 12/15/06.......         14,375
    770,000   Ca*     Class D Shares, 9.875% due 12/15/06.......          9,625
                                                                   ------------
                                                                      3,739,000
                                                                   ------------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
High Yield Investments
--------------------------------------------------------------------------------

    Face
   Amount   Rating(a)                  Security                       Value

-------------------------------------------------------------------------------
 Insurance -- 1.3%
 $2,000,000   B+      William Comm Group Inc., Sr. Notes,
                       11.700% due 8/1/08.......................   $  2,020,000
                                                                   ------------

 Lodging -- 1.7%
  2,000,000   BB-     Mandalay Resort Group, 10.250% due 8/1/07
                       (b)......................................      2,080,000
    500,000   BB+     Park Place Entertainment Corp., Sr. Sub.
                       Notes, 9.375% due 2/15/07................        515,625
                                                                   ------------
                                                                      2,595,625
                                                                   ------------

 Machinery - Diversified -- 1.8%
  1,200,000   B       Flowserve Corp., Company Guaranteed,
                       12.250% due 8/15/10 (b)..................      1,224,000
  2,500,000   CCC+    Generac Portable Products Inc., Sr. Sub.
                       Notes, 11.250% due 7/1/06................      1,637,500
                                                                   ------------
                                                                      2,861,500
                                                                   ------------

 Media -- 3.8%
    700,000   B+      Charter Communication Holdings LLC, Sr.
                       Notes, 10.250% due 1/15/10...............        703,500
  1,500,000   B       Echostar DBS Corp., Sr. Notes, 9.375% due
                       2/1/09...................................      1,494,375
  1,000,000   B       Fox Family Worldwide Inc., Sr. Notes,
                       9.250% due 11/1/07.......................        962,500
  1,000,000   B       Jones International Networks Ltd., Company
                       Guaranteed, 11.750% due 7/1/05...........        995,000
  2,000,000   B       United Pan-Europe, Sr. Notes, Series B,
                       11.250% due 2/1/10.......................      1,757,500
                                                                   ------------
                                                                      5,912,875
                                                                   ------------

 Metals & Mining -- 3.3%
  1,200,000   B-      Commonwealth Industries Co., Sr. Sub.
                       Notes, 10.750% due 10/1/06...............      1,161,000
  1,125,000   B       Euramax International PLC, Sr. Sub. Notes,
                       11.250% due 10/1/06......................      1,063,125
    500,000   BB-     Golden Northwest Aluminum, Company
                       Guaranteed, 12.000% 12/15/06.............        512,500
  1,000,000   CCC+    Kaiser Aluminum & Chemical, Sr. Sub.
                       Notes, 9.875% due 2/15/02................        985,000
  1,000,000   B       Ormet Corp., Company Guaranteed, 11.000%
                       due 8/15/08..............................        915,000
  3,000,000   NR      Republic Tech/RTI Capital, Sr. Notes,
                       13.750% due 7/15/09......................        570,000
                                                                   ------------
                                                                      5,206,625
                                                                   ------------

 Miscellaneous - Manufacturing -- 3.1%
  2,000,000   CCC+    Aqua Chemical Inc., Sr. Sub. Notes,
                       11.250% due 7/1/08.......................      1,270,000
  2,000,000   B       Hexcel Corp., Sr. Sub. Notes, 9.750% due
                       1/15/09..................................      1,870,000
  1,000,000   B-      Roller Bearing Co. America, Company
                       Guaranteed, 9.625% due 6/15/07...........        920,000
  1,000,000   B-      Transdigm Inc., Company Guaranteed,
                       10.375% due 12/1/08......................        905,000
                                                                   ------------
                                                                      4,965,000
                                                                   ------------
 Oil & Gas Producers -- 9.7%
  2,805,000   CCC-    Belden & Blake Corp., Company Guaranteed,
                       9.875% due 6/15/07.......................      2,356,200
  1,400,000   B-      Bellwether Exploration, Company
                       Guaranteed, 10.875% due 4/1/07...........      1,349,250
  1,500,000   B       Crown Central Petroleum, Sr. Notes,
                       10.875% due 2/1/05.......................      1,327,500
  1,500,000   BB      EOTT Energy Partners, Company Guaranteed,
                       11.000% due 10/1/09......................      1,575,000
  2,250,000   CCC     Gothic Production Inc., Company
                       Guaranteed, 11.125% 5/1/05...............      2,396,250
    500,000   B-      Great Lakes Carbon Corp., Company
                       Guaranteed, Series B, 10.250% due
                       5/15/08..................................        397,500
  2,000,000   B-      Key Energy Services Inc., Series B,
                       14.000% due 1/15/09......................      2,250,000
  2,000,000   NR      Michael Petroleum Corp., Escrow, 0.000%
                       due 4/1/05 (d)...........................              0
  1,000,000   CCC+    Queen Sand Resources Inc., Company
                       Guaranteed, 12.500% due 7/1/08...........        455,000
  1,000,000   B-      Range Resources Corp., Company Guaranteed,
                       8.750% due 1/15/07.......................        935,000
    500,000   BB-     Vintage Petroleum, Sr. Sub. Notes, 9.750%
                       due 6/30/09..............................        526,250
  1,500,000   BB-     Western Gas Resources, Sr. Sub. Notes,
                       10.000% due 6/15/09......................      1,575,000
                                                                   ------------
                                                                     15,142,950
                                                                   ------------

 Packaging & Containers -- 4.7%
  2,004,000   B-      Amtrol Inc., Sr. Sub. Notes, 10.625% due
                       12/31/06.................................      1,773,540
    800,000   B-      Fonda Group, Inc., Sr. Sub. Notes, 9.500%
                       due 3/1/07...............................        668,000

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
High Yield Investments
--------------------------------------------------------------------------------

    Face
   Amount   Rating(a)                  Security                       Value

-------------------------------------------------------------------------------
 Packaging & Containers -- 4.7% (continued)
 $1,500,000   B-      Graham Packaging/GPC CAP, Company
                       Guaranteed, 8.750% due 1/15/08...........   $  1,312,500
    400,000   B       Huntsman Packaging Corp., 13.000% due
                       10/1/07 (b)(c)...........................        354,000
  2,000,000   B-      Outsourcing Services Group, Company
                       Guaranteed, 10.875% due 3/1/06...........      1,670,000
  1,500,000   B+      Packaging Corp. of America, Company
                       Guaranteed, 9.625% due 4/1/09............      1,545,000
                                                                   ------------
                                                                      7,323,040
                                                                   ------------

 Retail -- 0.2%
    500,000   CCC+    Syratech Corp., Sr. Notes, 11.000% due
                       4/15/07..................................        283,125
                                                                   ------------

 Software -- 2.2%
  2,000,000   B       Exodus Communications, Sr. Notes, 11.625
                       due 12/15/09 (b).........................      2,045,000
  2,000,000   NR      Phase Metrics Inc., Company Guaranteed,
                       10.750% due 2/1/05.......................        170,000
                      PSINet Inc., Sr. Notes:
    500,000   B-      10.000% due 2/15/05.......................        435,000
  1,000,000   B-      11.000% due 8/1/09........................        868,750
                                                                   ------------
                                                                      3,518,750
                                                                   ------------

 Telecommunications -- 14.7%
    500,000   B       Crown Castle International Corp., Sr.
                       Discount Notes, 10.750% due 8/1/11.......        522,500
  1,000,000   B       Filtronic PLC, Sr. Notes, 10.000% due
                       12/1/05..................................        915,000
  2,000,000   BB      Global Crossing Holdings Ltd., Company
                       Guaranteed, 9.125% due 11/15/06..........      1,995,000
  1,500,000   B       Hermes Europe Railtel BV, Sr. Notes,
                       11.500% due 8/15/07......................      1,012,500
  2,250,000   B-      ICG Services, Sr. Discount Notes, step
                       bond to yield 12.712% due 5/1/08.........        708,750
                      Level 3 Communication, Sr. Discount Notes:
  2,000,000   B       11.000% due 3/15/08.......................      1,990,000
  1,000,000   B       Step bond to yield 12.875% due 3/15/10....        572,500
  1,000,000   B-      McCaw International Ltd., Sr. Discount
                       Notes, step bond to yield 13.710% due
                       4/15/07..................................        762,361
  1,000,000   B+      McLeodUSA Inc., Sr. Notes, 9.125% due
                       7/15/07..................................        957,500
  1,500,000   B+      Metromedia Fiber Network, Sr. Notes,
                       10.000% due 12/15/09.....................      1,488,750
  1,500,000   B       Nextel Communications, Sr. Discount Notes,
                       9.375% due 11/15/09......................      1,477,500
  1,500,000   B       NEXTLINK Communications, Sr. Notes,
                       10.750% due 6/1/09.......................      1,458,750
  1,000,000   NR      Northeast Optic Network, Sr. Notes,
                       12.750% due 8/15/08......................        875,000
  1,000,000   B       NTL Communication Corp., Sr. Notes,
                       11.500% due 10/1/08......................      1,025,000
  2,000,000   CCC     Orbital Imaging Corp., Sr. Notes, 11.625%
                       due 3/1/05...............................        750,000
  2,000,000   B+      Orion Network Systems Inc., Sr. Notes,
                       11.250% due 1/15/07......................      1,230,000
                      TeleCorp PCS, Inc., Company Guaranteed:
  1,000,000   B3*     10.625% due 7/15/10 (b)...................      1,045,000
  1,000,000   B3*     Step bond to yield 11.296% due 4/15/09....        685,179
  1,500,000   B-      VoiceStream Wireless, Sr. Discount Notes,
                       10.375% due 11/15/09.....................      1,627,500
    500,000   B+      Williams Communication Group, Sr. Notes,
                       11.700% due 2/1/09 (b)...................        457,500
  1,750,000   B-      WinStar Communications, Sr. Notes, 12.500%
                       due 4/15/08 (b)..........................      1,548,750
                                                                   ------------
                                                                     23,105,040
                                                                   ------------

 Transportation -- 0.6%
  1,000,000   B+      Statia Terminals, First Mortgage, Series
                       B, 11.750% due 11/15/03..................      1,010,000
                                                                   ------------

 Water -- 0.8%
  1,500,000   BB      Azurix Corp., Notes, 10.375% due 2/15/07
                       (b)......................................      1,185,000
                                                                   ------------
                      TOTAL CORPORATE BONDS & NOTES
                      (Cost -- $151,720,967)....................    128,476,968
                                                                   ------------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
High Yield Investments
--------------------------------------------------------------------------------

   Shares                        Security                     Value

-------------------------------------------------------------------------------
 COMMON STOCK -- 0.0%
     144,546     Phase Metrics Inc., Class A Shares (e)
                 (Cost -- $0)...........................   $          0
                                                           ------------
 PREFERRED STOCK -- 0.0%
          42     HH Acquisition Corp., 13.500% (e)
                 (Cost -- $144).........................         16,800
                                                           ------------
 WARRANTS (e) -- 0.1%
       2,000     American Mobile Satellite, Expire
                 4/1/08.................................              0
       2,000     Key Energy Services Inc., Expire
                 1/15/09................................        132,000
       2,000     Motient Corp., Expire 4/1/08...........         80,000
       2,500     O'Sullivan Industries Inc., Expire
                 10/15/09...............................         31,250
       3,000     Republic Technologies, Expire 7/15/09..            300
       1,000     Worldwide Flight Service, Expire
                 8/15/07................................          1,000
                                                           ------------
                 TOTAL WARRANTS
                 (Cost -- $43,827)......................        244,550
                                                           ------------
                 SUB-TOTAL INVESTMENTS
                 (Cost -- $151,764,938).................    128,738,318
                                                           ------------
 Face Amount
 -----------
 REPURCHASE AGREEMENT -- 18.0%
 $28,180,000     J.P. Morgan Securities Inc., 6.600% due
                  9/1/00; Proceeds at maturity --
                   $28,185,166;
                  (Fully collateralized by U.S. Treasury
                  Notes & Bonds, 4.250% to 13.375%
                  due 3/31/01 to 8/15/26; Market
                  value -- $28,743,614) (Cost --
                   $28,180,000).........................     28,180,000
                                                           ------------
                 TOTAL INVESTMENTS -- 100%
                 (Cost -- $179,944,938**)...............   $156,918,318
                                                           ============

------
(a) All ratings are by Standard & Poor's Ratings Service, except those identi-fied by an asterisk (*), which are rated by Moody's Investors Service, Inc.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c) Security has been issued with attached warrants.
(d) Escrowed security for defaulted bond.
(e) Non-income producing security.
** Aggregate cost for Federal income tax purposes is substantially the same.

  See page 93 for definition of ratings.
                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Multi-Sector Fixed Income Investments

--------------------------------------------------------------------------------------------
    Face
   Amount                     Security              Value

--------------------------------------------------------------------------------------------
 U.S. TREASURY OBLIGATIONS -- 34.0%
                      U.S. Treasury Notes:
 $1,950,000           5.500% due 8/31/01......   $ 1,934,750
  1,625,000           6.625% due 4/30/02......     1,634,130
  3,125,000           7.875% due 11/15/04.....     3,332,031
  1,550,000           6.000% due 8/15/09......     1,559,687
    159,764           3.625% due 4/15/28++....       152,323
  1,500,000           6.250% due 5/15/30......     1,623,270
                                                 -----------
                      TOTAL U.S. TREASURY
                      OBLIGATIONS
                      (Cost -- $10,142,650)...    10,236,191
                                                 -----------

    Face
   Amount   Rating(a)
 ---------- ---------

 CORPORATE BONDS & NOTES -- 31.0%

 Auto Manufacturers -- 1.2%
                      DaimlerChrysler N.A.
                       Holdings Corp., Company
                       Guaranteed, Notes:
     25,000   A+      6.900% due 9/1/04.......        24,781
    325,000   A+      7.400% due 1/20/05......       326,625
                                                 -----------
                                                     351,406
                                                 -----------

 Auto Parts & Equipment -- 0.3%
    100,000   BBB     TRW Inc., Notes, 6.625%
                       due 6/1/04.............        96,250
                                                 -----------

 Banks -- 4.3%
    125,000   BBB+    BB&T Corp., Sub. Notes,
                       6.375% due 6/30/05.....       119,844
                      First Union Corp., Sub.
                       Notes:
     50,000   A-      6.875% due 9/15/05......        48,750
    100,000   A-      7.500% due 7/15/06......        99,625
    250,000   A       Firstar Bank N.A., Sub.
                       Notes, 7.125% due
                       12/1/09................       243,438
     25,000   A-      National City Corp.,
                       Sub. Notes, 6.875% due
                       5/15/19................        22,188
    100,000   A       National Westminster
                       Bank, Sub. Notes,
                       7.750% due 10/16/07....        97,000
    175,000   BBB+    Nordbanken, Bonds,
                       8.950% due 11/12/09+...       177,286
     75,000   A       SunTrust Banks Inc.,
                       Sub. Notes, 7.750% due
                       5/1/10.................        76,313
                      US Bancorp, Sr. Notes:
    150,000   A       6.000% due 5/15/04......       143,625
     75,000   A       6.875% due 12/1/04......        73,688
    200,000   A+      Wells Fargo & Co.,
                       Notes, 6.625% due
                       7/15/04................       196,750
                                                 -----------
                                                   1,298,507
                                                 -----------

 Chemicals -- 0.3%
    100,000   A       Great Lakes Chemical
                       Corp., Notes, 7.000%
                       due 7/15/09............        95,250
                                                 -----------

 Commercial Mortgage-Backed Securities -- 0.3%
    100,000   BBB     Chase Commercial
                       Mortgage Securities
                       Corp., Sub. Bonds,
                       7.370% due 5/19/07.....        97,028
                                                 -----------

 Diversified Financial Services -- 4.1%
    150,000   BBB+    Amvescap PLC, Company
                       Guaranteed, 6.600% due
                       5/15/05................       142,875
    350,000   A       Ford Motor Credit Co.,
                       Notes, 6.700% due
                       7/16/04................       341,688
                      General Electric Capital
                       Corp., Notes:
    150,000   AAA     6.267% due 7/23/03......       147,563
     75,000   AAA     7.250% due 2/1/05.......        75,656
    150,000   A+      Goldman Sachs Group
                       Inc., Sr.
                       Unsubordinated Notes,
                       7.500% due 1/28/05.....       150,938
    225,000   AA-     Merrill Lynch & Co.,
                       Notes, 6.000% due
                       11/15/04...............       215,719
    150,000   AA-     Morgan Stanley Dean
                       Witter & Co., Sr.
                       Unsubordinated Notes,
                       7.125% due 1/15/03.....       150,188
                                                 -----------
                                                   1,224,627
                                                 -----------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Multi-Sector Fixed Income Investments

-------------------------------------------------------------------------------
    Face
   Amount   Rating(a)                   Security                       Value

-------------------------------------------------------------------------------
 Electric -- 3.1%
 $  250,000   B+      AES Corp., Sr. Notes, 9.500%, due 6/1/09...   $   255,313
    225,000   BBB-    PSE&G Energy Holdings, Sr. Notes, 10.000%,
                       due 10/1/09...............................       242,438
    430,000   AAA     Tennessee Valley Authority, Bonds, 6.750%
                       due 11/1/25...............................       420,325
                                                                    -----------
                                                                        918,076
                                                                    -----------

 Electrical Components & Equipment -- 0.3%
    100,000   AA-     Emerson Electric Co., Notes, 7.125% due
                       8/15/10...................................        99,875
                                                                    -----------

 Food -- 0.6%
    150,000   BBB+    Ahold Finance USA Inc., Company Guaranteed,
                       6.250% due 5/1/09.........................       133,313
     50,000   BBB     Safeway Inc., Notes, 6.050% due 11/15/03...        48,063
                                                                    -----------
                                                                        181,376
                                                                    -----------

 Forest Products & Paper -- 0.4%
                      Fort James Corp., Sr. Notes:
     50,000   BBB     6.625% due 9/15/04.........................        48,250
     75,000   BBB     6.875% due 9/15/07.........................        70,781
                                                                    -----------
                                                                        119,031
                                                                    -----------

 Gas -- 0.5%
    150,000   A       KeySpan Gas East Corp., Unsubordinated
                       Notes, 7.875% due 2/1/10..................       152,063
                                                                    -----------

 Health Care -- 0.8%
    250,000   BB+     HCA -- The Healthcare Co., Notes, 8.750%
                       due 9/1/10................................       251,875
                                                                    -----------

 Insurance -- 0.8%
    150,000   A-      Florida Windstorm Underwriting Associates,
                       Bonds, 6.700% due 8/25/04+................       146,250
    100,000   AA-     Marsh & McLennan Cos., Inc., Sr. Notes,
                       6.625% due 6/15/04........................        97,750
                                                                    -----------
                                                                        244,000
                                                                    -----------

 Leisure Time -- 0.4%
    125,000   BBB     Royal Caribbean Cruises Ltd., Sr. Notes,
                       8.125% due 7/28/04........................       120,781
                                                                    -----------

 Lodging -- 1.9%
    200,000   BB+     Harrahs Operating Co. Inc., Company
                       Guaranteed, 7.875% due 12/15/05...........       195,000
    200,000   BB-     Mandalay Resort Group, Sr. Sub. Notes,
                       10.250% due 8/1/07+.......................       208,000
    150,000   NR      Park Place Entertainment Corp., Sr. Sub.
                       Notes, 9.375% due 2/15/07+................       154,313
                                                                    -----------
                                                                        557,313
                                                                    -----------

 Media -- 2.5%
    250,000   B+      Charter Communications Holdings LLC, Sr.
                       Notes, 8.625% due 4/1/09..................       229,375
    100,000   BBB     Comcast Cable Communication, Notes, 6.200%
                       due 11/15/08..............................        92,125
                      TCI Communications Inc., Sr. Notes:
     50,000   AA-     6.375% due 5/1/03..........................        48,938
    150,000   AA-     8.650% due 9/15/04.........................       156,938
     50,000   A       Times Mirror Co., Notes, 7.450% due
                       10/15/09..................................        50,125
    175,000   A       The Walt Disney Co., Notes, 7.300% due
                       2/8/05....................................       177,406
                                                                    -----------
                                                                        754,907
                                                                    -----------

 Oil & Gas Producers -- 0.2%
     75,000   BBB     Coastal Corp., Notes, 6.200% due 5/15/04...        72,375
                                                                    -----------

 Real Estate -- 0.8%
    150,000   BBB+    Duke Realty Ltd. Partnership, Notes, 7.375%
                       due 9/22/05...............................       147,563
    100,000   BBB+    EOP Operating LLP, Sr. Notes, 6.375% due
                       2/15/03...................................        97,250
                                                                    -----------
                                                                        244,813
                                                                    -----------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Multi-Sector Fixed Income Investments

-------------------------------------------------------------------------------
    Face
   Amount   Rating(a)                   Security                       Value

-------------------------------------------------------------------------------
 Real Estate Investment Trust (REIT) -- 0.6%
 $  100,000   BBB+    Simon Property Group, Inc., Notes, 6.750%
                       due 2/9/04................................   $    95,750
     75,000   BBB+    Wellsford Residential Property Trust, Sr.
                       Notes, 9.375% due 2/1/02..................        76,781
                                                                    -----------
                                                                        172,531
                                                                    -----------
 Retail -- 1.2%
    175,000   A       CVS Corp., Notes, 5.500% due 2/15/04.......       166,469
    200,000   AA      Wal-Mart Stores, Sr. Notes, 6.550% due
                       8/10/04...................................       198,500
                                                                    -----------
                                                                        364,969
                                                                    -----------

 Software -- 0.7%
    250,000   B-      PSINet Inc., Sr. Notes, 11.000% due
                       8/1/09....................................       217,187
                                                                    -----------

 Telecommunications -- 5.1%
    100,000   BBB+    Cox Communications, Inc., Notes, 6.690% due
                       9/20/04...................................        97,375
    100,000   B       Crown Castle International Corp., Sr.
                       Notes, 10.750% due 8/1/11 ................       104,500
    250,000   B       NEXTLINK Communications Inc., Sr. Notes,
                       10.750% due 6/1/09........................       243,125
    200,000   B       NTL Communications Corp., Sr. Notes,
                       11.500% due 10/1/08.......................       205,000
    100,000   BBB-    PanAmSat Corp., Notes, 6.000% due 1/15/03..        95,500
    100,000   BBB+    Qwest Communications International Inc..,
                       Sr. Notes, 7.500% due 11/1/08.............        98,250
     50,000   BBB+    Sprint Capital Corp., Company Guaranteed,
                       5.700% due 11/15/03.......................        47,875
    250,000   NR      TeleCorp PCS, Inc., Sr. Sub. Notes, 10.625%
                       due 7/15/10+..............................       261,250
    160,000   A       Vodafon AirTouch PLC, Notes, 7.625% due
                       2/15/05+..................................       162,000
    250,000   B-      WinStar Communications Inc., Sr. Notes,
                       12.500% due 4/15/08+......................       221,250
                                                                    -----------
                                                                      1,536,125
                                                                    -----------
 Transportation -- 0.6%
    175,000   BBB     CSX Corp., Debentures, 7.250% due 5/1/04...       172,375
                                                                    -----------
                      TOTAL CORPORATE BONDS & NOTES
                      (Cost -- $9,261,986).......................     9,342,740
                                                                    -----------
   Shares
 ----------
 PREFERRED STOCK -- 0.8%
      2,560           Nextel Communications, Inc., 11.125%
                       (Cost -- $235,374)........................       247,680
                                                                    -----------
    Face
   Amount   Rating(a)
 ---------- ---------
 FOREIGN BONDS -- 0.6%

 Canada -- 0.5%
 $  150,000   A+      Quebec Province, Debentures, 8.800% due
                       4/15/03...................................       156,563
                                                                    -----------

 Poland -- 0.1%
                      Republic of Poland:
     10,000   BBB+    Series PDI, 6.000% due 10/27/14............         9,294
     24,000   BBB+    Series PDIB, 3.750% due 10/27/14...........        22,401
                                                                    -----------
                                                                         31,695
                                                                    -----------
                      TOTAL FOREIGN BONDS
                      (Cost -- $186,826).........................       188,258
                                                                    -----------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Multi-Sector Fixed Income Investments

-------------------------------------------------------------------------------
    Face
   Amount                            Security                          Value

-------------------------------------------------------------------------------
 ASSET-BACKED SECURITIES -- 8.1%
 $  150,000     American Express Credit Account Master Trust,
                 5.600% due 11/15/06.............................   $   143,846
    200,000     AutoNation Receivables Corp. Auto Owner Trust,
                 6.940% due 4/17/06..............................       199,595
    150,000     Capital One Master Trust, 7.100% due 4/17/06.....       150,970
    150,000     Chase Commercial Mortgage Securities Corp., Sub.
                 Bonds, 6.600% due 12/19/07......................       138,998
    125,000     CIT Marine Trust, Notes, 6.250% due 11/15/19.....       115,002
    200,000     Discover Card Master Trust I, 5.600% due
                 5/16/06.........................................       191,505
    600,000     Fannie Mae, Notes, 5.625% due 5/14/04............       577,962
     75,000     FMAC Loan Receivables Trust, 6.740% due
                 11/15/20........................................        71,362
                Freddie Mac:
    184,922     9.500% due 11/20/25..............................       183,577
    420,000     Bonds, 6.750% due 9/15/29........................       415,040
    100,000     Morgan Stanley Capital I, Sub. Bonds, 7.490% due
                 5/15/09.........................................        93,284
    150,000     Toyota Auto Receivables Owner Trust, 7.210% due
                 4/15/07.........................................       151,601
                                                                    -----------
                TOTAL ASSET-BACKED SECURITIES
                (Cost -- $2,386,739).............................     2,432,742
                                                                    -----------
 MORTGAGE-BACKED SECURITIES -- 19.8%

 Federal Home Loan Mortgage Corporation (FHLMC) -- 13.6%
                Gold:
  1,475,020     6.000% due 2/1/29................................     1,373,613
    979,885     7.000% due 11/1/29...............................       956,916
    348,041     7.500% due 4/1/30................................       346,409
  1,388,720     8.500% due 6/1/30................................     1,420,825
                                                                    -----------
                                                                      4,097,763
                                                                    -----------

 Federal National Mortgage Association (FNMA) -- 2.6%
     99,330     7.500% due 1/1/30................................        98,709
    393,208     7.500% due 2/1/30................................       390,750
    200,004     8.500% due 7/1/30................................       204,004
    100,000     7.500% due 9/1/30#...............................        99,312
                                                                    -----------
                                                                        792,775
                                                                    -----------

 Government National Mortgage Association (GNMA) -- 3.6%
    380,137     6.000% due 3/15/29...............................       355,664
    276,659     8.000% due 9/15/29...............................       280,809
    199,242     8.000% due 2/15/30...............................       202,230
     96,322     8.000% due 3/15/30...............................        97,767
    149,891     8.000% due 7/15/30...............................       151,600
                                                                    -----------
                                                                      1,088,070
                                                                    -----------
                TOTAL MORTGAGE-BACKED SECURITIES
                (Cost -- $5,901,732).............................     5,978,608
                                                                    -----------
 COMMERCIAL PAPER -- 1.0%

    300,000     Federal Home Loan Mortgage Corporation (FHLMC),
                 6.610% due 11/9/00 (Cost -- $296,199)...........       296,199
                                                                    -----------
                SUB-TOTAL INVESTMENTS
                (Cost -- $28,411,506)............................    28,722,418
                                                                    -----------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Multi-Sector Fixed Income Investments

-------------------------------------------------------------------------------
    Face
   Amount                            Security                          Value
-------------------------------------------------------------------------------
 REPURCHASE AGREEMENT -- 4.7%
 $1,420,000     J.P. Morgan Securities Inc., 6.600% due 9/1/00;
                 Proceeds at maturity -- $1,420,260;
                 (Fully collateralized by U.S. Treasury Notes &
                 Bonds, 4.250% to 13.375% due 3/31/01 to 8/15/26;
                 Market value -- $1,448,425) (Cost --
                  $1,420,000)....................................   $ 1,420,000
                                                                    -----------
                TOTAL INVESTMENTS -- 100%
                (Cost -- $29,831,506**)..........................   $30,142,418
                                                                    ===========

------
(a) All ratings are by Standard & Poor's Ratings Service, except those identi-fied by an asterisk (*), which are rated by Moody's Investors Service, Inc.
 + Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
++ All or a portion of this security is segregated for "to-be-announced" trades.
 #  Security is traded on a "to-be-announced" basis (See Note 11).
**  Aggregate cost for Federal income tax purposes is substantially the same.

    See page 93 for definition of ratings and certain security descriptions.

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Government Money Investments

-------------------------------------------------------------------------------
    Face                                               Annualized
   Amount                   Security                     Yield        Value

-------------------------------------------------------------------------------
 U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- 100%
 $   535,000 Farmer Mac matures 9/5/00.............       6.42%    $    534,618
     275,000 Federal Farm Credit Bank matures            6.43
             9/15/00...............................                     274,312
  62,232,000 Federal Home Loan Banks mature 9/20/00   6.37 to 6.40
             to 11/15/00...........................                  61,754,024
  90,820,000 Federal Home Loan Mortgage Corp.         6.38 to 6.44
             mature 9/5/00 to 11/22/00.............                  90,173,218
  73,210,000 Federal National Mortgage Association    6.38 to 6.44
             mature 9/18/00 to 10/26/00............                  72,720,605
                                                                   ------------
             TOTAL INVESTMENTS -- 100%
             (Cost -- $225,456,777*)...............                $225,456,777
                                                                   ============

------
* Aggregate cost for Federal income tax purposes is substantially the same.
                       See Notes to Financial Statements.

Ratings and Security Descriptions
(unaudited)

Bond Ratings

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "C" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA       -- Bonds rated "AAA" have the highest rating assigned by Standard &
             Poor's. Capacity to pay interest and repay principal is extremely strong.
AA        -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A         -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB       -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB, B,    -- Bonds rated BB, B, CCC, CC and C are regarded, on balance, as
CCC,         predominantly speculative with respect to the issuer's capacity to
CC and C     pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighted by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Ca," where 1 is the highest and 3 the lowest rating within its generic category.

Aaa       -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa        -- Bonds rated "Aa" are judged to be of high quality by all standards.
             Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A         -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa       -- Bonds rated "Baa" are considered to be medium grade obligations,
             i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba        -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B         -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa       -- Bonds rated "Caa" and "Ca" are of poor standing. These and issues and Ca may be in default, or present elements of danger may exist with respect to principal or interest.

NR        -- Indicates that the bond is not rated by Standard & Poor's or
             Moody's.

Short-Term Security Ratings

VMIG 1    -- Moody's highest rating for issues having demand
             feature -- variable-rate demand obligation (VRDO).
P-1       -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
A-1       -- Standard & Poor's highest commercial paper and VRDO rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

Security Descriptions

AMBAC  -- AMBAC Indemnity Corporation                       PCR  -- Pollution Control Revenue
FGIC   -- Financial Guaranty Insurance Company              PDI  -- Past Due Interest
GO     -- General Obligation                                PSFG -- Permanent School Fund Guaranty
ISD    -- Independent School District                       VRDN -- Variable Rate Demand Note
MBIA   -- Municipal Bond Investors Assurance Corporation

                       See Notes to Financial Statements.

Statements of Assets and Liabilities
August 31, 2000

                                         Large          Large
                                     Capitalization Capitalization    S&P 500
                                      Value Equity      Growth         Index
                                      Investments    Investments    Investments
-------------------------------------------------------------------------------
ASSETS:
 Investments, at cost .............. $1,755,835,748 $1,497,206,239  $29,745,211
 Repurchase agreements, at cost.....     30,658,000     67,296,000    3,064,000
                                     ============== ==============  ===========
 Investments, at value.............. $1,896,245,849 $2,671,898,818  $32,171,116
 Repurchase agreements, at value....     30,658,000     67,296,000    3,064,000
 Cash...............................          2,509          1,406          361
 Collateral for securities on loan
  (Note 13) ........................    134,828,123    274,922,419           --
 Receivable for securities sold ....     11,999,708     21,624,144          734
 Receivable for Fund shares sold....      3,330,649      3,272,742      136,601
 Dividends and interest receivable
  ..................................      4,309,611        796,856       41,094
 Receivable from manager............             --             --          611
 Receivable from broker -- variation
  margin............................        193,600        224,400       42,240
                                     -------------- --------------  -----------
 Total Assets ......................  2,081,568,049  3,040,036,785   35,456,757
                                     -------------- --------------  -----------
LIABILITIES:
 Payable for securities on loan
  (Note 13).........................    134,828,123    274,922,419           --
 Payable for securities purchased...      9,287,460             --       71,014
 Payable for Fund shares purchased
  ..................................      3,032,191      5,026,647        3,211
 Management fees payable............        735,921        953,120           --
 Administration fees payable .......        273,668        433,667           --
 Dividends payable..................             --             --           --
 Accrued expenses...................        360,875        370,267       17,148
                                     -------------- --------------  -----------
 Total Liabilities..................    148,518,238    281,706,120       91,373
                                     -------------- --------------  -----------
Total Net Assets ................... $1,933,049,811 $2,758,330,665  $35,365,384
                                     ============== ==============  ===========
NET ASSETS:
 Par value of shares of beneficial
  interest.......................... $      162,077 $       94,052  $     3,757
 Capital paid in excess of par
  value.............................  1,574,764,683    910,858,006   31,110,685
 Undistributed net investment
  income............................     15,433,776             --      199,315
 Accumulated net investment loss....             --        (15,617)          --
 Accumulated net realized gain
  (loss) on security transactions,
  foreign currencies, futures
  contracts and options ............    201,899,694    672,185,470    1,514,104
 Net unrealized appreciation
  (depreciation) of investments and
  futures contracts ................    140,789,581  1,175,208,754    2,537,523
                                     -------------- --------------  -----------
Total Net Assets.................... $1,933,049,811 $2,758,330,665  $35,365,384
                                     ============== ==============  ===========
Shares Outstanding..................    162,076,534     94,052,275    3,757,014
                                     ============== ==============  ===========
Net Asset Value.....................         $11.93         $29.33        $9.41
                                     ============== ==============  ===========

                       See Notes to Financial Statements.


 Intermediate     Long-Term    Municipal     Mortgage                  Multi-Sector   Government
 Fixed Income       Bond         Bond         Backed      High Yield   Fixed Income     Money
  Investments    Investments  Investments  Investments   Investments   Investments   Investments
--------------------------------------------------------------------------------------------------
 $554,795,535    $66,594,640  $49,090,214  $100,379,057  $151,764,938  $28,411,506   $225,456,777
    2,000,000      8,919,000           --     1,275,000    28,180,000    1,420,000             --
 ============    ===========  ===========  ============  ============  ===========   ============
 $553,943,380    $65,548,744  $48,429,430  $ 98,438,440  $128,738,318  $28,722,418   $225,456,777
    2,000,000      8,919,000           --     1,275,000    28,180,000    1,420,000             --
    3,157,907            819        5,278            39        42,721        1,764         53,080
           --             --           --            --            --           --             --
    3,038,103      4,187,163           --            --     2,700,731           --             --
      982,680         71,116        3,521       185,168       939,353       25,326      1,142,708
    7,464,216      1,155,083      641,222       686,626     3,695,073      442,573          9,763
           --             --           --            --            --       60,460             --
       95,625        125,872           --            --            --           --             --
 ------------    -----------  -----------  ------------  ------------  -----------   ------------
  570,681,911     80,007,797   49,079,451   100,585,273   164,296,196   30,672,541    226,662,328
 ------------    -----------  -----------  ------------  ------------  -----------   ------------
           --             --           --            --            --           --             --
    4,607,578      4,694,849           --            --            --      591,611             --
      897,966        149,415       14,130        91,697        50,208       64,079             --
      224,573         25,636      172,453        44,594        94,514           --         24,496
       97,190         12,843       67,122        88,708        27,004           --             --
           --             --           --            --            --           --        668,580
      139,946         34,094       36,492        18,416        68,129       27,498        212,929
 ------------    -----------  -----------  ------------  ------------  -----------   ------------
    5,967,253      4,916,837      290,197       243,415       239,855      683,188        906,005
 ------------    -----------  -----------  ------------  ------------  -----------   ------------
 $564,714,658    $75,090,960  $48,789,254  $100,341,858  $164,056,341  $29,989,353   $225,756,323
 ============    ===========  ===========  ============  ============  ===========   ============
 $     72,171    $     9,561  $     5,807  $     12,801  $     28,064  $     3,645   $    225,725
  592,545,452     77,332,666   52,021,900   103,195,990   199,256,750   29,091,971    225,499,216
    2,180,269             --      123,614       441,188            --      623,180         83,978
           --             --           --            --            --           --             --

  (29,874,506)    (1,301,964)  (2,701,283)   (1,367,504)  (12,201,853)     (40,355)       (52,596)
     (208,728)      (949,303)    (660,784)   (1,940,617)  (23,026,620)     310,912             --
 ------------    -----------  -----------  ------------  ------------  -----------   ------------
 $564,714,658    $75,090,960  $48,789,254  $100,341,858  $164,056,341  $29,989,353   $225,756,323
 ============    ===========  ===========  ============  ============  ===========   ============
   72,170,882      9,561,443    5,807,458    12,800,954    28,063,740    3,645,100    225,724,941
 ============    ===========  ===========  ============  ============  ===========   ============
        $7.82          $7.85        $8.40         $7.84         $5.85        $8.23          $1.00
 ============    ===========  ===========  ============  ============  ===========   ============

                       See Notes to Financial Statements.

Statements of Operations
For the Year Ended August 31, 2000

                                     Large           Large
                                 Capitalization  Capitalization
                                  Value Equity       Growth      S&P 500 Index
                                  Investments     Investments    Investments(a)
-------------------------------------------------------------------------------
INVESTMENT INCOME:
 Interest......................  $   1,992,251   $   2,967,613     $  143,834
 Dividends.....................     37,752,207      11,162,881        285,763
 Less: Foreign withholding tax
  .............................        (58,103)        (16,788)          (981)
 Less: Interest expense (Note
  8)...........................             --              --             --
                                 -------------   -------------     ----------
 Total Investment Income.......     39,686,355      14,113,706        428,616
                                 -------------   -------------     ----------
EXPENSES:
 Management fees (Note 2)......      8,722,993      10,060,076          5,314
 Administration fees (Note 2)..      3,753,593       5,084,520         26,570
 Shareholder and system
  servicing fees...............      1,782,000       2,217,612         14,000
 Custody.......................        175,000         240,000         50,000
 Shareholder communications....        100,000         100,000         30,000
 Registration fees.............         75,756         100,000         60,000
 Audit and legal...............         32,000          34,400         28,000
 Trustees' fees................         31,000          45,000          2,000
 Insurance fees................         13,000              --             --
 Pricing service fees..........             --              --             --
 Other.........................          6,000          35,000          2,000
                                 -------------   -------------     ----------
 Total Expenses................     14,691,342      17,916,608        217,884
 Less: Management and
  administration fee waiver and
  expense reimbursement (Note
  2)...........................             --              --       (138,888)
                                 -------------   -------------     ----------
 Net Expenses..................     14,691,342      17,916,608         78,996
                                 -------------   -------------     ----------
Net Investment Income (Loss)...     24,995,013      (3,802,902)       349,620
                                 -------------   -------------     ----------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS, FOREIGN
CURRENCIES, FUTURES CONTRACTS
AND OPTIONS (NOTES 4, 5 AND 6):
 Realized Gain (Loss) From:
 Security transactions
  (excluding short-term
  securities)..................    225,297,423     748,496,597      1,340,160
 Foreign currency
  transactions.................             --              --             --
 Futures contracts.............      2,172,570         138,617        173,944
 Options written...............             --              --             --
                                 -------------   -------------     ----------
 Net Realized Gain (Loss)......    227,469,993     748,635,214      1,514,104
                                 -------------   -------------     ----------
 Change in Net Unrealized
 Appreciation (Depreciation) of
 Investments, Foreign
 Currencies and Futures
 Contracts:
  Beginning of year............    318,635,342   1,187,257,933             --
  End of year..................    140,789,581   1,175,208,754      2,537,523
                                 -------------   -------------     ----------
 Change in Net Unrealized
  Appreciation (Depreciation)..   (177,845,761)    (12,049,179)     2,537,523
                                 -------------   -------------     ----------
Net Gain (Loss) on Investments,
 Foreign Currencies, Futures
 Contracts
 and Options...................     49,624,232     736,586,035      4,051,627
                                 -------------   -------------     ----------
Increase (Decrease) in Net
 Assets From Operations........  $  74,619,245   $ 732,783,133     $4,401,247
                                 =============   =============     ==========

------
(a) For the period from October 1, 1999 (commencement of operations) to August 31, 2000.
                       See Notes to Financial Statements.


 Intermediate   Long-Term    Municipal    Mortgage                   Multi-Sector  Government
 Fixed Income     Bond         Bond        Backed      High Yield    Fixed Income     Money
 Investments   Investments  Investments  Investments  Investments   Investments(a) Investments
-----------------------------------------------------------------------------------------------
 $43,478,243   $6,294,757   $2,971,953   $7,796,733   $ 14,171,002    $1,743,188   $15,954,642
          --           --           --           --         35,990            --            --
          --           --           --           --             --            --            --
    (212,482)          --           --      (49,203)            --            --            --
 -----------   ----------   ----------   ----------   ------------    ----------   -----------
  43,265,761    6,294,757    2,971,953    7,747,530     14,206,992     1,743,188    15,954,642
 -----------   ----------   ----------   ----------   ------------    ----------   -----------
   2,652,133      356,034      225,438      550,030        797,658        98,644       353,955
   1,280,232      178,017      112,719      220,012        227,902        50,248       542,112
     646,500      197,233       35,000      201,600        226,832        38,586       937,750
      31,000        4,824        3,250        7,001          6,500         5,000        15,006
      38,000       16,000        4,000        9,000         16,300        22,960       108,390
      35,000       25,136       22,000       30,000         35,000        47,182        35,136
      31,310       30,200       31,000       32,000         31,000        27,509        26,992
      12,000        2,006        3,500        5,200          5,000         2,000        12,810
          --           --           --           --             --            --            --
      28,000        2,005        3,700           --          7,600            --            --
      10,000        2,507        3,000        4,274          6,000         2,935         9,974
 -----------   ----------   ----------   ----------   ------------    ----------   -----------
   4,764,175      813,962      443,607    1,059,117      1,359,792       295,064     2,042,125
          --           --           --     (179,068)            --       (94,359)     (413,632)
 -----------   ----------   ----------   ----------   ------------    ----------   -----------
   4,764,175      813,962      443,607      880,049      1,359,792       200,705     1,628,493
 -----------   ----------   ----------   ----------   ------------    ----------   -----------
  38,501,586    5,480,795    2,528,346    6,867,481     12,847,200     1,542,483    14,326,149
 -----------   ----------   ----------   ----------   ------------    ----------   -----------
 (16,608,284)  (2,543,815)  (2,701,282)    (792,133)   (11,109,883)     (107,431)      (28,603)
          --           --           --           --         47,587            --            --
      55,495    1,231,186           --           --             --        64,407            --
          --        8,082           --           --             --          (151)           --
 -----------   ----------   ----------   ----------   ------------    ----------   -----------
 (16,552,789)  (1,304,547)  (2,701,282)    (792,133)   (11,062,296)      (43,175)      (28,603)
 -----------   ----------   ----------   ----------   ------------    ----------   -----------
 (13,209,652)  (3,990,021)  (4,259,497)  (3,837,857)   (10,724,522)           --            --
    (208,728)    (949,303)    (660,784)  (1,940,617)   (23,026,620)      310,912
 -----------   ----------   ----------   ----------   ------------    ----------   -----------
  13,000,924    3,040,718    3,598,713    1,897,240    (12,302,098)      310,912            --
 -----------   ----------   ----------   ----------   ------------    ----------   -----------
  (3,551,865)   1,736,171      897,431    1,105,107    (23,364,394)      267,737       (28,603)
 -----------   ----------   ----------   ----------   ------------    ----------   -----------
 $34,949,721   $7,216,966   $3,425,777   $7,972,588   $(10,517,194)   $1,810,220   $14,297,546
 ===========   ==========   ==========   ==========   ============    ==========   ===========

                       See Notes to Financial Statements.

Statements of Changes in Net Assets
For the Year Ended August 31, 2000

                                     Large           Large
                                 Capitalization  Capitalization     S&P 500
                                  Value Equity       Growth          Index
                                  Investments     Investments    Investments(a)
-------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)... $   24,995,013  $   (3,802,902)  $   349,620
 Net realized gain (loss) ......    227,469,993     748,635,214     1,514,104
 Change in net unrealized
  appreciation (depreciation)...   (177,845,761)    (12,049,179)    2,537,523
                                 --------------  --------------   -----------
 Increase (Decrease) in Net
  Assets From Operations .......     74,619,245     732,783,133     4,401,247
                                 --------------  --------------   -----------
DISTRIBUTIONS TO SHAREHOLDERS
 FROM (NOTE 3):
 Net investment income..........    (24,273,137)             --      (150,305)
 Net realized gains.............   (267,626,464)   (255,136,348)           --
 Capital........................             --              --            --
                                 --------------  --------------   -----------
 Decrease in Net Assets From
  Distributions to
  Shareholders..................   (291,899,601)   (255,136,348)     (150,305)
                                 --------------  --------------   -----------
FUND SHARE TRANSACTIONS (NOTE
 14):
 Net proceeds from sale of
  shares .......................  1,460,924,105   1,078,887,806    53,243,817
 Net asset value of shares
  issued for reinvestment of
  dividends.....................    288,324,631     252,133,518       150,261
 Cost of shares reacquired...... (1,545,198,328) (1,376,644,185)  (22,279,636)
                                 --------------  --------------   -----------
 Increase (Decrease) in Net
  Assets From Fund Share
  Transactions .................    204,050,408     (45,622,861)   31,114,442
                                 --------------  --------------   -----------
Increase (Decrease) in Net
 Assets.........................    (13,229,948)    432,023,924    35,365,384
NET ASSETS:
 Beginning of year..............  1,946,279,759   2,326,306,741            --
                                 --------------  --------------   -----------
 End of year*................... $1,933,049,811  $2,758,330,665   $35,365,384
                                 ==============  ==============   ===========
* Includes undistributed net
 investment income of:..........    $15,433,776              --      $199,315
                                 ==============  ==============   ===========
* Includes accumulated net
 investment loss of:............             --        $(15,617)           --
                                 ==============  ==============   ===========

------
(a) For the period from October 1, 1999 (commencement of operations) to August 31, 2000.
                       See Notes to Financial Statements.


Intermediate    Long-Term     Municipal      Mortgage                   Multi-Sector    Government
Fixed Income       Bond          Bond         Backed      High Yield    Fixed Income       Money
Investments    Investments   Investments   Investments   Investments   Investments(a)   Investments
------------------------------------------------------------------------------------------------------
$ 38,501,586   $  5,480,795  $  2,528,346  $  6,867,481  $ 12,847,200   $ 1,542,483   $    14,326,149
 (16,552,789)    (1,304,547)   (2,701,282)     (792,133)  (11,062,296)      (43,175)          (28,603)
  13,000,924      3,040,718     3,598,713     1,897,240   (12,302,098)      310,912                --
------------   ------------  ------------  ------------  ------------   -----------   ---------------
  34,949,721      7,216,966     3,425,777     7,972,588   (10,517,194)    1,810,220        14,297,546
------------   ------------  ------------  ------------  ------------   -----------   ---------------
 (36,255,705)    (5,478,212)   (2,404,732)   (6,414,367)  (12,945,390)     (916,483)      (14,297,546)
          --       (716,867)      (63,586)           --            --            --                --
          --       (160,834)           --            --    (1,636,145)           --                --
------------   ------------  ------------  ------------  ------------   -----------   ---------------
 (36,255,705)    (6,355,913)   (2,468,318)   (6,414,367)  (14,581,535)     (916,483)      (14,297,546)
------------   ------------  ------------  ------------  ------------   -----------   ---------------
 346,342,430     21,187,636    16,646,756    20,739,753   112,561,297    45,860,305     1,689,611,868
  35,435,151      6,108,005     2,294,163     6,092,604    14,360,031       916,439        13,438,175
(410,422,861)   (68,420,495)  (32,852,466)  (59,087,990)  (92,822,837)  (17,681,128)   (1,780,453,613)
------------   ------------  ------------  ------------  ------------   -----------   ---------------
 (28,645,280)   (41,124,854)  (13,911,547)  (32,255,633)   34,098,491    29,095,616       (77,403,570)
------------   ------------  ------------  ------------  ------------   -----------   ---------------
 (29,951,264)   (40,263,801)  (12,954,088)  (30,697,412)    8,999,762    29,989,353       (77,403,570)
 594,665,922    115,354,761    61,743,342   131,039,270   155,056,579            --       303,159,893
------------   ------------  ------------  ------------  ------------   -----------   ---------------
$564,714,658   $ 75,090,960  $ 48,789,254  $100,341,858  $164,056,341   $29,989,353   $   225,756,323
============   ============  ============  ============  ============   ===========   ===============
  $2,180,269             --      $123,614      $441,188            --      $623,180           $83,978
============   ============  ============  ============  ============   ===========   ===============
          --             --            --            --            --            --                --
============   ============  ============  ============  ============   ===========   ===============

                       See Notes to Financial Statements.

Statements of Changes in Net Assets
For the Year Ended August 31, 1999

                                                    Large           Large
                                                Capitalization  Capitalization
                                                 Value Equity       Growth
                                                 Investments     Investments
-------------------------------------------------------------------------------
OPERATIONS:
 Net investment income........................  $   23,259,633  $    1,341,633
 Net realized gain (loss).....................     255,689,088     189,645,829
 Change in net unrealized appreciation
  (depreciation)..............................     163,044,497     614,782,168
                                                --------------  --------------
 Increase (Decrease) in Net Assets
  From Operations.............................     441,993,218     805,769,630
                                                --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 3):
 Net investment income........................     (24,090,151)     (1,394,003)
 Net realized gains...........................    (228,220,596)    (82,674,037)
 Capital .....................................              --              --
                                                --------------  --------------
 Decrease in Net Assets From
  Distributions to Shareholders...............    (252,310,747)    (84,068,040)
                                                --------------  --------------
FUND SHARE TRANSACTIONS (NOTE 14):
 Net proceeds from sale of shares.............     719,922,680     629,395,099
 Net asset value of shares issued for
  reinvestment of dividends...................     249,441,932      83,203,975
 Cost of shares reacquired....................    (925,011,514)   (901,439,891)
                                                --------------  --------------
 Increase (Decrease) in Net Assets From Fund
  Share Transactions..........................      44,353,098    (188,840,817)
                                                --------------  --------------
Increase (Decrease) in Net Assets.............     234,035,569     532,860,773
NET ASSETS:
 Beginning of year............................   1,712,244,190   1,793,445,968
                                                --------------  --------------
 End of year*.................................  $1,946,279,759  $2,326,306,741
                                                ==============  ==============
* Includes undistributed (overdistributed) net
  investment income of:.......................     $14,221,800        $(26,105)
                                                ==============  ==============

                       See Notes to Financial Statements.


 Intermediate     Long-Term     Municipal      Mortgage                   Government
 Fixed Income        Bond          Bond         Backed      High Yield       Money
  Investments    Investments   Investments   Investments   Investments    Investments
---------------------------------------------------------------------------------------
 $  33,593,741   $  8,121,750  $  2,864,885  $  8,298,991  $ 14,038,208  $  14,772,877
    (8,223,174)     1,468,720     1,207,483       (27,158)   (1,009,756)        (2,280)
   (19,662,673)   (17,638,396)   (5,702,487)   (6,171,249)   (8,424,614)            --
 -------------   ------------  ------------  ------------  ------------  -------------
     5,707,894     (8,047,926)   (1,630,119)    2,100,584     4,603,838     14,770,597
 -------------   ------------  ------------  ------------  ------------  -------------
   (34,294,296)    (8,265,999)   (2,864,885)   (8,236,317)  (14,417,141)   (14,769,135)
            --     (5,665,399)   (1,100,764)     (863,284)     (221,603)            --
            --             --            --      (155,996)           --             --
 -------------   ------------  ------------  ------------  ------------  -------------
   (34,294,296)   (13,931,398)   (3,965,649)   (9,255,597)  (14,638,744)   (14,769,135)
 -------------   ------------  ------------  ------------  ------------  -------------
   270,102,012     46,112,013    20,389,540    32,036,084   126,370,359    851,220,980
    33,496,895     13,486,530     3,761,727     8,869,067    14,513,511     14,498,758
  (255,344,729)   (79,876,792)  (29,323,170)  (58,753,722)  (52,349,167)  (938,322,010)
 -------------   ------------  ------------  ------------  ------------  -------------
    48,254,178    (20,278,249)   (5,171,903)  (17,848,571)   88,534,703    (72,602,272)
 -------------   ------------  ------------  ------------  ------------  -------------
    19,667,776    (42,257,573)  (10,767,671)  (25,003,584)   78,499,797    (72,600,810)
   574,998,146    157,612,334    72,511,013   156,042,854    76,556,782    375,760,703
 -------------   ------------  ------------  ------------  ------------  -------------
 $ 594,665,922   $115,354,761  $ 61,743,342  $131,039,270  $155,056,579  $ 303,159,893
 =============   ============  ============  ============  ============  =============
            --             --            --            --      $110,603        $55,375
 =============   ============  ============  ============  ============  =============

                       See Notes to Financial Statements.

Notes to Financial Statements
1. Significant Accounting Policies

The Large Capitalization Value Equity Investments, Large Capitalization Growth Investments, S&P 500 Index Investments, Intermediate Fixed Income Investments, Long-Term Bond Investments, Municipal Bond Investments, Mortgage Backed Invest-ments, High Yield Investments, Multi-Sector Fixed Income Investments and Gov-ernment Money Investments ("Portfolios") are separate investment portfolios of the Consulting Group Capital Markets Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund of-fers seven other portfolios: Small Capitalization Value Equity Investments, Small Capitalization Growth Investments, International Equity Investments, Emerging Markets Equity Investments, International Fixed Income Investments, Multi-Strategy Market Neutral Investments and Balanced Investments. The finan-cial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, if there were no sales during the day, at current quoted bid price; except for Government Money Investments, which values investments using the am-ortized cost method; securities primarily traded on foreign exchanges are gen-erally valued at the preceding closing values of such securities on their re-spective exchanges, except that when a significant occurrence subsequent to the time a value was so established is likely to have significantly changed the value then the fair value of those securities will be determined by considera-tion of other factors by or under the direction of the Board of Trustees; secu-rities traded in the over-the-counter market are valued on the basis of the bid price at the close of business on each day; certain debt securities of U.S. is-suers (other than U.S. government securities and short-term investments) are valued at the mean between the quoted bid and ask prices; U.S. government agen-cies and obligations are valued at the mean between the bid and ask prices; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date except that foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the ex-istence of a dividend declaration after exercising reasonable due diligence; and interest income is recorded on an accrual basis; (e) gains or losses on the sale of securities are calculated by using the specific identification method;
(f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custo-dian bank; (h) each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At August 31, 2000, reclassifications were made to the capital accounts of the Large Capitalization Value Equity Investments, Large Capitalization Growth In-vestments, Intermediate Fixed Income Investments, Long-Term Bond Investments, Mortgage Backed Investments, High Yield Investments and Multi-Sector Fixed In-come Investments to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment in-come, net realized gains and net assets were not affected by this adjustment; and (j) estimates and assumptions are required to be made regarding assets, li-abilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, certain portfolios may from time to time enter into futures con-tracts in order to hedge market risk. Also, certain Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference be-tween the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are set-tled.

Notes to Financial Statements
(continued)

2. Investment Advisory Agreement, Administration Agreement and Other
Transactions

The Fund has entered into an investment management agreement ("Management Agreement") with SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"). The Consulting Group ("Manager"), a division of SSBC provides investment evaluation services with respect to the investment ad-visors of the Portfolios. SSBC has entered into an investment advisory agree-ment with each advisor selected for the Portfolios (collectively, "Sub-Advi-sors").

Under the Management Agreement, each Portfolio pays SSBC a fee, calculated daily and paid monthly, based on the rates applied to the value of each Portfo-lio's average daily net assets. In addition, SSBC pays each Sub-Advisor, based on the rates applied to each respective Portfolio's average daily net assets on a monthly basis.

Indicated below for each Portfolio is the applicable maximum allowable manage-ment fee, actual management fee incurred, sub-advisory fee and the sub-advisor. The maximum allowable management fee represents the total amount that could be charged to the Portfolio while the actual management fee is what the Portfolio incurred during the reporting period. The actual management fee could fluctuate from year to year if sub-advisors are added or terminated in a particular Port-folio.

                                                                                            Maximum
                                                                              Actual       Allowable
                                                                 Sub-     Management Fee     Annual
Portfolio                           Sub-Advisor               Advisor Fee    Incurred    Management Fee
-------------------------------------------------------------------------------------------------------
Large Capitalization                                                           0.47%          0.60%
 Value Equity
 Investments          Barclays Global Fund Advisors              0.02%
                      The Boston Co. Asset Management, Inc.:
                       on the first $350 million                 0.30
                       on the amount over $350 million           0.25
                      Parametric Portfolio Associates:
                       on the first $300 million                 0.20
                       on the amount over $300 million           0.15
                      Chartwell Investment Partners              0.30

Large Capitalization
 Growth                                                                        0.40           0.60
 Investments          Provident Investment Counsel Inc.:
                       on the first $100 million                 0.30
                       on the amount over $100 million           0.25
                      Barclays Global Fund Advisors              0.02
                      TCW Investment Management Co.:
                       on the first $500 million                 0.40
                       on the amount over $500 million           0.35

S&P 500 Index
 Investments                                                                   0.02           0.02
                      Barclays Global Fund Advisors              0.02

Intermediate Fixed
 Income                                                                        0.41           0.45
 Investments          Standish, Ayer & Wood, Inc.:
                       on the first $200 million                 0.20
                       on the amount over $200 million           0.15
                      Pacific Investment Management Co.          0.25
                      Metropolitan West Asset Management, LLC    0.20

Long-Term Bond
 Investments                                                                   0.40           0.40
                      Western Asset Management Co.               0.20

Municipal Bond
 Investments                                                                   0.40           0.40
                      Smith Affiliated Capital Corp.             0.20


Notes to Financial Statements
(continued)

                                                                                       Maximum
                                                                         Actual       Allowable
                                                            Sub-     Management Fee     Annual
Portfolio                         Sub-Advisor            Advisor Fee    Incurred    Management Fee
--------------------------------------------------------------------------------------------------
Mortgage Backed
 Investments                                                              0.50%          0.50%
                        Utendahl Capital Management CFI     0.25

High Yield Investments                                                    0.70           0.70
                        Alliance Capital Management L.P.    0.45%

Multi-Sector Fixed
 Income Investments                                                       0.36           0.65
                        Standish, Ayer & Wood, Inc.         0.15
                        Western Asset Management Co.        0.20
                        Utendahl Capital Management CFI     0.25
                        Alliance Capital Management L.P.    0.45

Government Money
 Investments                                                              0.13           0.15
                        Standish, Ayer & Wood, Inc.:
                         on the first $100 million          0.15
                         on the amount over $100 million    0.10

SSBC also acts as the Fund's administrator for which each Portfolio pays a fee calculated at an annual rate of 0.20% of the average daily net assets of each respective Portfolio, except S&P 500 Index Investments. S&P 500 Index Invest-ments pays SSBC an administration fee calculated at an annual rate of 0.10% of the average daily net assets of the Portfolio. This fee is calculated daily and paid monthly.

For the year ended August 31, 2000, the following fees were waived:

                                                Total Fee
Portfolio                                        Waivers  Manager  Administrator
--------------------------------------------------------------------------------
S&P 500 Index Investments...................... $ 26,570       --    $ 26,570
Mortgage Backed Investments....................  179,068  $127,906     51,162
Multi-Sector Fixed Income Investments..........   94,359    72,157     22,202
Government Money Investments...................  410,110       639    409,471

In addition, for the year ended August 31, 2000, SSBC has agreed to reimburse expenses of $112,318 and $3,522 for S&P 500 Index Investments and Government Money Investments, respectively.

Citi Fiduciary Trust Company ("CFTC"), formerly known as Smith Barney Private Trust Company, another subsidiary of Citigroup, acts as the Portfolios' trans-fer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolios' sub-transfer agent. CFTC receives account fees and asset-based fees that vary ac-cording to the account size and type of account. PFPC is responsible for share-holder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. During the year ended August 31, 2000, the Portfolios paid transfer agent fees totaling $3,399,239 to CFTC.

For the year ended August 31, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH and its affiliates, received brokerage commissions of $77,993.

All officers and one Trustee of the Fund are employees of SSB.

3. Exempt-Interest Dividends and Other Dividends

Municipal Bond Investments intends to satisfy conditions that will enable in-terest from municipal securities, which are exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

Notes to Financial Statements
(continued)

Capital gain distributions, if any, are taxable to shareholders, and are de-clared and paid at least annually. Additional taxable distributions may be made if necessary to avoid a Federal excise tax.

4. Investments

During the year ended August 31, 2000, the aggregate cost of purchases and pro-ceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Portfolio                                           Purchases        Sales
-------------------------------------------------------------------------------
Large Capitalization Value Equity Investments.... $1,433,769,951 $1,504,972,597
Large Capitalization Growth Investments..........  1,470,513,415  1,881,829,711
S&P 500 Index Investments........................     42,547,222     14,519,546
Intermediate Fixed Income Investments............  1,200,760,517  1,209,775,688
Long-Term Bond Investments.......................    315,069,278    367,332,571
Municipal Bond Investments.......................     20,110,946     34,580,470
Mortgage Backed Investments......................     31,106,357     48,833,677
High Yield Investments...........................    138,680,263    135,993,925
Multi-Sector Fixed Income Investments............     91,853,953     63,788,347

At August 31, 2000, the aggregate gross unrealized appreciation and deprecia-tion of investments for Federal income tax purposes were substantially as fol-lows:

                                                               Net Unrealized
                                                                Appreciation
Portfolio                         Appreciation  Depreciation   (Depreciation)
------------------------------------------------------------------------------
Large Capitalization Value
 Equity Investments............. $  257,903,508 $(117,493,407) $  140,410,101
Large Capitalization Growth
 Investments....................  1,218,884,729   (44,192,150)  1,174,692,579
S&P 500 Index Investments.......      4,478,892    (2,052,987)      2,425,905
Intermediate Fixed Income
 Investments....................      4,591,937    (5,444,092)       (852,155)
Long-Term Bond Investments......        747,226    (1,793,122)     (1,045,896)
Municipal Bond Investments......        545,838    (1,206,622)       (660,784)
Mortgage Backed Investments.....        641,247    (2,581,864)     (1,940,617)
High Yield Investments..........      3,156,649   (26,183,269)    (23,026,620)
Multi-Sector Fixed Income
 Investments....................        384,652       (73,740)        310,912

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recog-nized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also seg-regated up to the current market value of the futures contract. During the pe-riod the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily ba-sis to reflect the market value of the contract at the end of each day's trad-ing. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

Notes to Financial Statements
(continued)

At August 31, 2000, Large Capitalization Value Equity Investments, Large Capi-talization Growth Investments, S&P 500 Index Investments, Intermediate Fixed Income Investments and Long-Term Bond Investments had the following open futures contracts:

Large Capitalization Value Equity Investments

                          # of                  Basis      Market    Unrealized
Purchased Contracts     Contracts Expiration    Value       Value       Gain
-------------------------------------------------------------------------------
S&P 500 Index..........     44       9/00    $16,353,720 $16,733,200 $ 379,480
                           ===               =========== =========== =========

Large Capitalization Growth Investments

                          # of                  Basis      Market    Unrealized
Purchased Contracts     Contracts Expiration    Value       Value       Gain
-------------------------------------------------------------------------------
S&P 500 Index..........     51       9/00    $18,879,125 $19,395,300 $ 516,175
                           ===               =========== =========== =========

S&P 500 Index Investments

                          # of                  Basis      Market    Unrealized
Purchased Contracts     Contracts Expiration    Value       Value       Gain
-------------------------------------------------------------------------------
Emini S&P 500 Index....     18       9/00    $ 1,336,012 $ 1,369,080 $  33,068
S&P 500 Index..........      6       9/00      2,203,250   2,281,800    78,550
                           ---               ----------- ----------- ---------
Total..................     24               $ 3,539,262 $ 3,650,880 $ 111,618
                           ===               =========== =========== =========

Intermediate Fixed Income Investments

                                                                     Unrealized
                          # of                  Basis      Market       Gain
Purchased Contracts     Contracts Expiration    Value       Value      (Loss)
-------------------------------------------------------------------------------
Muni Bond..............      9       9/00    $   836,719 $   899,156 $  62,437
U.S. Treasury Notes....    216       9/00     20,921,135  21,633,750   712,615
                           ---               ----------- ----------- ---------
                           225                21,757,854  22,532,906   775,052
                           ---               ----------- ----------- ---------

Sold Contracts
--------------
U.S. Treasury Notes....     54       9/00      5,276,813   5,408,438  (131,625)
                           ---               ----------- ----------- ---------
                           279                                       $ 643,427
                           ===                                       =========

Long-Term Bond Investments

                          # of                  Basis      Market    Unrealized
Purchased Contracts     Contracts Expiration    Value       Value       Gain
-------------------------------------------------------------------------------
U.S. Long Bond (CBT)...    112       9/00    $11,174,469 $11,242,000 $  67,531
U.S. Long Bond (CBT)...     68      12/00      6,800,688   6,829,750    29,062
                           ---               ----------- ----------- ---------
                           180               $17,975,157 $18,071,750 $  96,593
                           ===               =========== =========== =========

Notes to Financial Statements
(continued)

6. Option Contracts

Each Portfolio may from time to time enter into option contracts.

Premiums paid when put or call options are purchased by a Portfolio represent investments which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be in-creased by the premium originally paid.

At August 31, 2000, the Portfolios had no open purchased call or put option contracts.

When a Portfolio writes a call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be reduced by the premium originally received. When a written put option is exer-cised, the amount of the premium received will reduce the cost of the security which the Portfolio purchased upon exercise. When written index options are ex-ercised, settlement is made in cash. The risk associated with purchasing op-tions is limited to the premium originally paid. The Portfolio enters into op-tions for hedging purposes. The risk in writing a call option is that the Port-folio gives up the opportunity to participate in any decrease in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

The written call option transactions for Long-Term Bond Investments which oc-curred during the year ended August 31, 2000 were as follows:

                                                            Number of
Long-Term Bond Investments                                  Contracts Premiums
-------------------------------------------------------------------------------
Options written, outstanding at August 31, 1999............     --          --
Options written during the year ended August 31, 2000......     76    $ 55,665
Options cancelled in closing purchase transactions.........    (76)    (55,665)
                                                               ---    --------
Options written, outstanding at August 31, 2000............     --    $     --
                                                               ===    ========

In addition, the written call option transactions for Multi-Sector Fixed Income Investments which occurred during the year ended August 31, 2000 were as fol-lows:

                                                             Number of
Multi-Sector Fixed Income Investments                        Contracts Premiums
-------------------------------------------------------------------------------
Options written, outstanding at August 31, 1999.............     --        --
Options written during the year ended August 31, 2000.......      1     $ 776
Options cancelled in closing purchase transactions..........     (1)     (776)
                                                                ---     -----
Options written, outstanding at August 31, 2000.............     --     $  --
                                                                ===     =====

7. Foreign Securities

High Yield Investments invests in foreign securities which may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay in-terest and/or a dividend in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly

Notes to Financial Statements
(continued)
affect the value of the investments and earnings of the Portfolio. Foreign in-vestments may also subject the Portfolios to foreign government exchange re-strictions, expropriation, taxation or other political, social or economic de-velopments, all of which could affect the market and/or credit risk of the in-vestments.

8. Reverse Repurchase Agreements

The Intermediate Fixed Income Investments and Mortgage Backed Investments may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securi-ties at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Portfolio may de-cline below the repurchase price of the securities. The Portfolio will estab-lish a segregated account with its custodian, in which the Portfolio will main-tain cash, U.S. government securities or other liquid high grade debt obliga-tions equal in value to its obligations with respect to reverse repurchase agreements.

At August 31, 2000, the Portfolios had no reverse repurchase agreements out-standing.

During the year ended August 31, 2000, the maximum and average amount of re-verse repurchase agreements outstanding at month end were as follows:

                                                       Intermediate   Mortgage
                                                       Fixed Income    Backed
                                                       Investments  Investments
-------------------------------------------------------------------------------
Maximum amount outstanding ........................... $18,200,000   $5,000,000
                                                       ===========   ==========
Average amount outstanding............................ $16,353,666   $4,975,000
                                                       ===========   ==========

In addition, during the year ended August 31, 2000, interest rates ranged from 5.68% to 5.77% for Intermediate Fixed Income Investments and from 5.34% to 5.85% for Mortgage Backed Investments, respectively.

Interest expense for the year ended August 31, 2000 on borrowings by Intermedi-ate Fixed Income Investments and Mortgage Backed Investments under reverse re-purchase agreements totaled $212,482 and $49,203, respectively.

9. Repurchase Agreements

Each Portfolio purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. A Portfolio requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

10. Capital Loss Carryforward

At August 31, 2000, the Portfolios had, for Federal income tax purposes, approximately the following unused capital loss carryforwards available to offset future capital gains expiring on August 31 of the years below:

Portfolio                     Total      2003      2004      2005      2008
-------------------------------------------------------------------------------
Intermediate Fixed Income
 Investments ............  $13,922,000 $387,000 $1,462,000 $773,000 $11,300,000
Long-Term Bond
 Investments.............      780,000       --         --       --     780,000
Municipal Bonds
 Investments.............      733,000       --         --       --     733,000
Mortgage Backed
 Investments ............      589,000       --         --       --     589,000
High Yield Investments...    4,320,000       --         --       --   4,320,000
Multi-Sector Fixed Income
 Investments.............       13,000       --         --       --      13,000
Government Money
 Investments.............       30,000   12,000      8,000       --      10,000

To the extent that these capital carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

Notes to Financial Statements
(continued)

11. Securities Traded on a To-Be-Announced Basis

Each Portfolio may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At August 31, 2000, the Intermediate Fixed Income Investments and Multi-Sector Fixed Income Investments, each held one TBA security with a cost of $4,607,578 and $98,594, respectively.

12. Short Sales of Securities

A short sale is a transaction in which the Portfolio sells securities it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To complete a short sale, the Portfolio may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds re-ceived by the Portfolio for the short sale are retained by the broker until the Portfolio replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Portfolio becomes obligated to replace the securi-ties borrowed at their market price at the time of replacement, whatever that price may be.

At August 31, 2000, there were no open short sale transactions.

13. Lending of Portfolio Securities

The Portfolios have an agreement with the custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded in interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount equal to the current market value of the loaned securities, plus a margin depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account.

At August 31, 2000, the Portfolios listed below had securities on loan. The market value for the securities on loan was as follows:

Portfolio                                                             Value
-------------------------------------------------------------------------------
Large Capitalization Value Equity Investments..................... $130,976,022
Large Capitalization Growth Investments...........................  274,639,132

Notes to Financial Statements
(continued)

At August 31, 2000, Large Capitalization Value Equity Investments and Large Capitalization Growth Investments received cash collateral which was invested as follows:


Large Capitalization Value Equity Investments

Security Description                                                  Value
-------------------------------------------------------------------------------
Time Deposits:
 Bank of Brussels, 6.67% due 9/1/00............................... $  2,841,129
 Bank of Brussels, 6.68% due 9/1/00...............................    8,309,295
 Barclays Bank, 6.63% due 9/1/00..................................   16,466,938
 Barclays De Zoete, 6.66% due 9/1/00..............................   14,059,231
 Chase Bank, 6.69% due 9/1/00.....................................   14,059,231
 Wells Fargo Bank, 6.66% due 9/1/00...............................   36,950,723
Floating Rate Certificate of Deposit:
 Comerica Bank, 5.86% due 2/14/01.................................    1,532,427
Floating Rate Notes:
 AmSouth Bank, 5.73% due 1/25/01..................................    5,137,766
 Bank One, 6.68% due 7/2/01.......................................    2,966,737
 Bear Stearns & Co., 6.65% due 8/10/01............................       14,799
 Commerz Bank A.G., 5.89% due 3/12/01.............................    1,272,241
 First Union Bank, 6.51% due 5/21/01..............................    6,775,329
 First Union Bank, 6.61% due 5/23/01..............................    3,933,709
 KeyBank Corp., 5.88% due 2/14/01.................................    2,519,955
 Morgan Stanley Dean Witter & Co., 5.75% due 11/2/00..............      442,959
 Sigma Finance, 6.02% due 9/14/00.................................    4,429,129
 Sigma Finance, 6.48% due 11/6/00.................................    4,073,083
 Sigma Finance, 6.63% due 12/4/00.................................    6,213,218
Yankee Certificate of Deposits:
 Sanwa Bank, 6.62% due 10/5/00....................................    2,049,899
 Sanwa Bank, 6.62% due 2/14/01....................................      780,325
                                                                   ------------
Total............................................................. $134,828,123
                                                                   ============

Large Capitalization Growth Investments

Security Description                                                  Value
-------------------------------------------------------------------------------
Time Deposits:
 Bank Brussels, 6.67% due 9/1/00.................................. $ 22,333,899
 Barclays Bank, 6.63% due 9/1/00..................................   32,739,870
 Barclays De Zoete, 6.66% due 9/1/00..............................   28,160,134
 Chase Bank, 6.69% due 9/1/00.....................................   28,160,134
 Wells Fargo Bank, 6.66% due 9/1/00...............................   74,010,971
Floating Rate Certificate of Deposit:
 Comerica Bank, 5.86% due 2/14/01.................................   18,630,753
Floating Rate Notes:
 AmSouth Bank, 5.73% due 1/25/01..................................      653,888
 Bank One, 6.68% due 7/2/01.......................................      741,723
 Bear Stearns & Co., 6.68% due 7/13/01............................    2,264,172
 Bear Stearns & Co., 6.59% due 8/3/01.............................    8,342,206
 Bear Stearns & Co., 6.65% due 8/10/01............................    4,257,882
 First Union Bank, 6.51% due 5/21/01..............................   12,365,000
 First Union Bank, 6.61% due 5/23/01..............................    1,874,507
 KeyBank Corp., 5.88% due 2/14/01.................................    9,264,262
 Morgan Stanley Dean Witter & Co., 5.75% due 11/2/00..............    5,228,657
 Sigma Finance, 6.02% due 9/14/00.................................    5,636,670
 Sigma Finance, 6.63% due 12/4/00.................................    5,243,566
Yankee Certificate of Deposit:
 Sanwa Bank, 6.62% due 10/5/00....................................   15,014,125
                                                                   ------------
Total............................................................. $274,922,419
                                                                   ============

Notes to Financial Statements
(continued)

Income earned by the Portfolios from securities lending for the year ended Au-gust 31, 2000, were as follows:

Portfolio                                                               Value
-------------------------------------------------------------------------------
Large Capitalization Value Equity Investments......................... $196,421
Large Capitalization Growth Investments...............................  446,998

14. Shares of Beneficial Interest

At August 31, 2000, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. Transactions in shares were as follows:

                            Year Ended       Year Ended
                         August 31, 2000  August 31, 1999
                         ---------------- ----------------
Large Capitalization
 Value Equity
 Investments
Shares sold.............    125,157,972      52,439,364
Shares issued on rein-
 vestment...............     24,834,162      19,687,603
Shares reacquired.......   (131,800,739)    (67,623,981)
                           ------------     -----------
Net Increase............     18,191,395       4,502,986
                           ============     ===========
Large Capitalization
 Growth Investments
Shares sold.............     40,151,948      28,217,260
Shares issued on rein-
 vestment...............     10,162,576       3,921,017
Shares reacquired.......    (51,803,887)    (40,273,355)
                           ------------     -----------
Net Decrease............     (1,489,363)     (8,135,078)
                           ============     ===========
S&P 500 Index
 Investments*
Shares sold.............      6,235,418              --
Shares issued on rein-
 vestment...............         16,549              --
Shares reacquired.......     (2,494,953)             --
                           ------------     -----------
Net Increase............      3,757,014              --
                           ============     ===========
Intermediate Fixed
 Income Investments
Shares sold.............     44,484,228      33,105,433
Shares issued on rein-
 vestment...............      4,558,610       4,149,749
Shares reacquired.......    (52,814,440)    (31,483,419)
                           ------------     -----------
Net Increase (De-
 crease)................     (3,771,602)      5,771,763
                           ============     ===========
Long-Term Bond
 Investments
Shares sold.............      2,792,766       5,357,531
Shares issued on rein-
 vestment...............        801,326       1,563,665
Shares reacquired.......     (9,007,579)     (9,354,951)
                           ------------     -----------
Net Decrease............     (5,413,487)     (2,433,755)
                           ============     ===========
Municipal Bond
 Investments
Shares sold.............      2,062,646       2,319,842
Shares issued on rein-
 vestment...............        284,152         430,977
Shares reacquired.......     (4,046,973)     (3,370,750)
                           ------------     -----------
Net Decrease............     (1,700,175)       (619,931)
                           ============     ===========

------
*For the period from October 1, 1999 (commencement of operations) to August 31,
  2000.

Notes to Financial Statements
(continued)

                                                  Year Ended       Year Ended
                                               August 31, 2000  August 31, 1999
                                               ---------------- ----------------
Mortgage Backed Investments
Shares sold...................................       2,680,371       3,969,941
Shares issued on reinvestment.................         788,599       1,106,705
Shares reacquired.............................      (7,629,237)     (7,307,074)
                                                --------------    ------------
Net Decrease..................................      (4,160,267)     (2,230,428)
                                                ==============    ============
High Yield Investments
Shares sold...................................      18,165,693      16,355,763
Shares issued on reinvestment.................       2,297,214       1,897,006
Shares reacquired.............................     (13,562,721)     (6,787,756)
                                                --------------    ------------
Net Increase..................................       6,900,186      11,465,013
                                                ==============    ============
Multi-Sector Fixed Income Investments*
Shares sold...................................       5,736,725              --
Shares issued on reinvestment.................         113,939              --
Shares reacquired.............................      (2,205,564)             --
                                                --------------    ------------
Net Increase..................................       3,645,100              --
                                                ==============    ============
Government Money Investments
Shares sold...................................   1,689,611,868     851,220,980
Shares issued on reinvestment.................      13,438,175      14,498,758
Shares reacquired.............................  (1,780,453,613)   (938,322,010)
                                                --------------    ------------
Net Decrease..................................     (77,403,570)    (72,602,272)
                                                ==============    ============

------
*For the period from October 1, 1999 (commencement of operations) to August 31,
  2000.

Financial Highlights

For a share of beneficial interest outstanding throughout each year ended Au-gust 31:

Large Capitalization Value Equity
Investments
------------------------------------------------------------------------------
                                        2000    1999    1998    1997    1996
                                          ------------------------------------
Net Asset Value, Beginning of Year.... $13.53  $12.28  $14.91  $11.55  $10.42
                                       ------  ------  ------  ------  ------
Income From Operations:
 Net investment income................   0.17    0.17    0.16    0.23    0.26
 Net realized and unrealized gain.....   0.31    2.94    0.08    4.09    1.25
                                       ------  ------  ------  ------  ------
Total Income From Operations..........   0.48    3.11    0.24    4.32    1.51
                                       ------  ------  ------  ------  ------
Less Distributions From:
 Net investment income................  (0.17)  (0.18)  (0.11)  (0.34)  (0.24)
 Net realized gains...................  (1.91)  (1.68)  (2.76)  (0.62)  (0.14)
                                       ------  ------  ------  ------  ------
Total Distributions...................  (2.08)  (1.86)  (2.87)  (0.96)  (0.38)
                                       ------  ------  ------  ------  ------
Net Asset Value, End of Year.......... $11.93  $13.53  $12.28  $14.91  $11.55
                                       ======  ======  ======  ======  ======
Total Return..........................   4.00%  26.36%   0.03%  38.98%  14.75%
Net Assets, End of Year (millions).... $1,933  $1,946  $1,712  $1,935  $1,512
Ratios to Average Net Assets:
 Expenses.............................   0.78%   0.75%   0.80%   0.78%   0.80%
 Net investment income................   1.34    1.10    1.18    1.70    2.31
Portfolio Turnover Rate...............     78%     54%     57%     70%     24%
Large Capitalization Growth
Investments
------------------------------------------------------------------------------
                                        2000    1999    1998    1997    1996
                                          ------------------------------------
Net Asset Value, Beginning of Year.... $24.35  $17.30  $17.27  $13.10  $12.13
                                       ------  ------  ------  ------  ------
Income (Loss) From Operations:
 Net investment income (loss).........  (0.04)   0.01    0.04    0.07    0.07
 Net realized and unrealized gain.....   7.87    7.87    1.31    4.72    1.46
                                       ------  ------  ------  ------  ------
Total Income From Operations..........   7.83    7.88    1.35    4.79    1.53
                                       ------  ------  ------  ------  ------
Less Distributions From:
 Net investment income................     --   (0.01)  (0.08)  (0.08)  (0.06)
 Net realized gains...................  (2.85)  (0.82)  (1.24)  (0.54)  (0.50)
                                       ------  ------  ------  ------  ------
Total Distributions...................  (2.85)  (0.83)  (1.32)  (0.62)  (0.56)
                                       ------  ------  ------  ------  ------
Net Asset Value, End of Year.......... $29.33  $24.35  $17.30  $17.27  $13.10
                                       ======  ======  ======  ======  ======
Total Return..........................  34.31%  46.29%   7.81%  37.47%  12.89%
Net Assets, End of Year (millions).... $2,758  $2,326  $1,793  $1,845  $1,205
Ratios to Average Net Assets:
 Expenses.............................   0.71%   0.68%   0.76%   0.69%   0.83%
 Net investment income (loss) ........  (0.15)   0.06    0.16    0.50    0.63
Portfolio Turnover Rate...............     59%     34%     39%     65%     40%

Financial Highlights
(continued)

For a share of beneficial interest outstanding throughout each year ended Au-gust 31:

S&P 500 Index Investments
--------------------------------------------------------------------------------
                                                                     2000(1)(2)
                                                            --------------------
Net Asset Value, Beginning of Year..................................      $8.00
                                                                       -------
Income From Operations:
 Net investment income(3)...........................................       0.11
 Net realized and unrealized gain...................................       1.35
                                                                       -------
Total Income From Operations........................................       1.46
                                                                       -------
Less Distributions From:
 Net investment income..............................................      (0.05)
                                                                       -------
Total Distributions.................................................      (0.05)
                                                                       -------
Net Asset Value, End of Year........................................      $9.41
                                                                       =======
Total Return++......................................................      18.24%
Net Assets, End of Year (000s)......................................    $35,365
Ratios to Average Net Assets+:
 Expenses(3)(4).....................................................       0.30%
 Net investment income..............................................       1.31
Portfolio Turnover Rate.............................................         54%

Intermediate Fixed Income
Investments
---------------------------------------------------------------------------------
                                  2000      1999      1998      1997      1996
                                    ---------------------------------------------
Net Asset Value, Beginning of
 Year.........................     $7.83     $8.19     $8.06     $7.92     $8.10
                                --------  --------  --------  --------  --------
Income (Loss) From Operations:
 Net investment income........      0.48      0.44      0.48      0.50      0.50
 Net realized and unrealized
  gain (loss).................     (0.05)    (0.35)     0.15      0.14     (0.17)
                                --------  --------  --------  --------  --------
Total Income From Operations..      0.43      0.09      0.63      0.64      0.33
                                --------  --------  --------  --------  --------
Less Distributions From:
 Net investment income........     (0.44)    (0.45)    (0.50)    (0.50)    (0.51)
                                --------  --------  --------  --------  --------
Total Distributions...........     (0.44)    (0.45)    (0.50)    (0.50)    (0.51)
                                --------  --------  --------  --------  --------
Net Asset Value, End of Year..     $7.82     $7.83     $8.19     $8.06     $7.92
                                ========  ========  ========  ========  ========
Total Return..................      5.73%     1.07%     8.00%     8.23%     4.08%
Net Assets, End of Year
 (000s).......................  $564,715  $594,666  $574,998  $384,094  $296,053
Ratios to Average Net Assets:
 Net investment income........      6.02%     4.53%     5.95%     6.19%     5.78%
 Interest expense.............      0.03        --        --        --        --
 Other expenses...............      0.75      0.61      0.73      0.73      0.73
 Total expenses...............      0.78      0.61      0.73      0.73      0.73
Portfolio Turnover Rate.......       195%      207%       63%      118%       98%

------
(1) For the period from October 1, 1999 (commencement of operations) to August 31, 2000.
(2) Per share amounts have been calculated using the monthly average share method.
(3) Expenses ratios and the per share decreases in net investment income before fee waivers and/or expense reimbursements were as follows:

                                                                  Expense Ratios
                                                   Net Investment    Without
                                                     Income Per   Waivers and/or
                                                   Share Decrease Reimbursements
                                                   -------------- --------------
   Portfolio                                            2000           2000
   ---------                                       -------------- --------------
   S&P 500 Index Investments......................     $0.04          0.82%+

(4) As a result of a voluntary expense limitation, expense ratios will not ex-ceed 0.30%.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

Financial Highlights
(continued)

For a share of beneficial interest outstanding throughout each year ended Au-gust 31:

Long-Term Bond Investments
--------------------------------------------------------------------------------
                               2000      1999       1998       1997      1996
                                      ------------------------------------------
Net Asset Value, Beginning
 of Year....................    $7.70     $9.05      $8.26      $7.87     $8.23
                              -------  --------   --------   --------  --------
Income (Loss) From Opera-
 tions:
 Net investment income......     0.48      0.49       0.52       0.53      0.51
 Net realized and unrealized
  gain (loss)...............     0.21     (1.00)      0.78       0.46     (0.41)
                              -------  --------   --------   --------  --------
Total Income (Loss) From Op-
 erations...................     0.69     (0.51)      1.30       0.99      0.10
                              -------  --------   --------   --------  --------
Less Distributions From:
 Net investment income......    (0.48)    (0.50)     (0.51)     (0.59)    (0.46)
 Net realized gains.........    (0.05)    (0.34)        --         --        --
 Capital....................    (0.01)       --         --      (0.01)       --
                              -------  --------   --------   --------  --------
Total Distributions.........    (0.54)    (0.84)     (0.51)     (0.60)    (0.46)
                              -------  --------   --------   --------  --------
Net Asset Value, End of Year
 ...........................    $7.85     $7.70      $9.05      $8.26     $7.87
                              =======  ========   ========   ========  ========
Total Return................     9.50%    (6.19)%    16.22%     12.93%     1.11%
Net Assets, End of Year
 (000s).....................  $75,091  $115,355   $157,612   $183,051  $155,910
Ratios to Average Net As-
 sets:
 Expenses...................     0.92%     0.80%      0.82%      0.78%     0.80%
 Net investment income......     6.18      5.81       5.96       6.54      6.18
Portfolio Turnover Rate.....      358%       30%        63%        34%      125%


Municipal Bond Investments
--------------------------------------------------------------------------------
                               2000      1999       1998       1997      1996
                                      ------------------------------------------
Net Asset Value, Beginning
 of Year....................    $8.22     $8.92      $8.62      $8.26     $8.27
                              -------  --------   --------   --------  --------
Income (Loss) From Opera-
 tions:
 Net investment income(1)...     0.37      0.35       0.36       0.38      0.38
 Net realized and unrealized
  gain (loss)...............     0.17     (0.57)      0.32       0.34        --
                              -------  --------   --------   --------  --------
Total Income (Loss) From Op-
 erations...................     0.54     (0.22)      0.68       0.72      0.38
                              -------  --------   --------   --------  --------
Less Distributions From:
 Net investment income......    (0.35)    (0.35)     (0.38)     (0.36)    (0.39)
 In excess of net investment
  income....................       --        --      (0.00)*       --        --
 Net realized gains.........    (0.01)    (0.13)        --         --        --
                              -------  --------   --------   --------  --------
Total Distributions.........    (0.36)    (0.48)     (0.38)     (0.36)    (0.39)
                              -------  --------   --------   --------  --------
Net Asset Value, End of
 Year.......................    $8.40     $8.22      $8.92      $8.62     $8.26
                              =======  ========   ========   ========  ========
Total Return................     6.79%    (2.60)%     8.09%      8.88%     4.62%
Net Assets, End of Year
 (000s).....................  $48,789   $61,743    $72,511    $52,024   $46,485
Ratios to Average Net As-
 sets:
 Expenses(1)................     0.79%     0.78%      0.80%      0.80%     0.80%
 Net investment income......     4.50      4.03       4.20       4.50      4.59
Portfolio Turnover Rate.....       37%      142%       160%        31%       29%

------
(1) Expense ratios and the per share decreases in net investment income before fee waivers and/or expense reimbursements were as follows:

                                                               Expense Ratios
                                              Net Investment       Without
                                                Income Per     Waivers and/or
                                              Share Decrease   Reimbursements
                                              ---------------- ----------------
   Portfolio                                   1997     1996    1997     1996
   ---------                                  -------  ------- -------  -------
   Municipal Bond Investments................   $0.00*   $0.02    0.83%    1.02%

* Amount represents less than $0.01 per share.

Financial Highlights
(continued)

For a share of beneficial interest outstanding throughout each year ended Au-gust 31:

Mortgage Backed Investments
--------------------------------------------------------------------------------
                                 2000      1999      1998      1997    1996(1)
                                     -------------------------------------------
Net Asset Value, Beginning of
 Year........................     $7.73     $8.13     $7.96     $7.74     $7.91
                               --------  --------  --------  --------  --------
Income (Loss) From Opera-
 tions:
 Net investment income(2)....      0.49      0.45      0.46      0.48      0.48
 Net realized and unrealized
  gain (loss)................      0.08     (0.34)     0.19      0.25     (0.14)
                               --------  --------  --------  --------  --------
Total Income From Opera-
 tions.......................      0.57      0.11      0.65      0.73      0.34
                               --------  --------  --------  --------  --------
Less Distributions From:
 Net investment income.......     (0.46)    (0.45)    (0.48)    (0.51)    (0.48)
 Net realized gains..........        --     (0.05)       --        --        --
 Capital.....................        --     (0.01)       --        --     (0.03)
                               --------  --------  --------  --------  --------
Total Distributions..........     (0.46)    (0.51)    (0.48)    (0.51)    (0.51)
                               --------  --------  --------  --------  --------
Net Asset Value, End of
 Year........................     $7.84     $7.73     $8.13     $7.96     $7.74
                               ========  ========  ========  ========  ========
Total Return.................      7.58%     1.30%     8.37%     9.69%     4.37%
Net Assets, End of Year
 (000s)......................  $100,342  $131,039  $156,043  $136,586  $120,945
Ratios to Average Net Assets:
 Net investment income.......      6.26%     5.67%     5.69%     6.08%     6.09%
 Interest expense............      0.05        --        --        --        --
 Other expenses(2)(3)........      0.80      0.80      0.80      0.80      0.80
 Total expenses..............      0.85      0.80      0.80      0.80      0.80
Portfolio Turnover Rate......        28%       87%      214%       94%       23%

------
(1) Per share amounts have been calculated using the monthly average shares method.
(2) Expense ratios and the per share decreases in net investment income before fee waivers and/or expense reimbursements were as follows:

                                                           Expense Ratios Without
                                Net Investment Income             Waivers
                                 Per Share Decrease        and/or Reimbursements
                            ----------------------------- ----------------------------
   Portfolio                2000  1999  1998  1997  1996  2000  1999  1998  1997  1996
   ---------                ----- ----- ----- ----- ----- ----  ----  ----  ----  ----
   Mortgage Backed
    Investments............ $0.01 $0.01 $0.01 $0.01 $0.01 0.97% 0.91% 0.93% 0.93% 0.94%

(3) As a result of a voluntary expense limitation, expense ratios (excluding interest expense) will not exceed 0.80%.

Financial Highlights
(continued)

For a share of beneficial interest outstanding throughout each year ended Au-gust 31:

High Yield Investments
-----------------------------------------------------------
                           2000(1)    1999(1)   1998(2)
                                                  ---------
Net Asset Value, Begin-
 ning of Year............     $7.33      $7.89    $8.00
                           --------   --------  -------
Income (Loss) From Opera-
 tions:
 Net investment in-
  come(3)................      0.69       0.83     0.05
 Net realized and
  unrealized loss........     (1.37)     (0.54)   (0.16)
                           --------   --------  -------
Total Income (Loss) From
 Operations..............     (0.68)      0.29    (0.11)
                           --------   --------  -------
Less Distributions From:
 Net investment income...     (0.71)     (0.83)      --
 Net realized gains......        --      (0.02)      --
 Capital.................     (0.09)        --       --
                           --------   --------  -------
Total Distributions......     (0.80)     (0.85)      --
                           --------   --------  -------
Net Asset Value, End of
 Year....................     $5.85      $7.33    $7.89
                           ========   ========  =======
Total Return.............     (9.37)%     3.67%   (1.38)%++
Net Assets, End of Year
 (000s)..................  $164,056   $155,057  $76,557
Ratios to Average Net As-
 sets:
 Expenses(3).............      1.20%      1.19%    1.20%+
 Net investment income...     11.30      10.62     7.37+
Portfolio Turnover Rate..       129%       122%      13%

------
(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period from July 13, 1998 (commencement of operations) to August 31, 1998.
(3) Expense ratios and the per share decreases in net investment income before fee waivers and/or expense reimbursements were as follows:

                                                                 Expense Ratios
                                                  Net Investment    Without
                                                    Income Per    Waivers and
                                                  Share Decrease Reimbursements
                                                  -------------- --------------
   Portfolio                                           1998           1998
   ---------                                      -------------- --------------
   High Yield Investments........................     $0.01           2.42%+

++Total return is not annualized, as it may not be representative of the total return for the year.
+Annualized.

Financial Highlights
(continued)

For a share of each class of beneficial interest outstanding throughout each year ended August 31:

Multi-Sector Fixed Income Investments
--------------------------------------------------------------------------------
                                                                      2000(1)(2)
                                                             -------------------
Net Asset Value, Beginning of Year...................................    $8.00
                                                                       -------
Income (Loss) From Operations:
 Net investment income(3)............................................     0.45
 Net realized and unrealized gain....................................     0.06
                                                                       -------
Total Income From Operations.........................................     0.51
                                                                       -------
Less Distributions From:
 Net investment income...............................................    (0.28)
                                                                       -------
Total Distributions..................................................    (0.28)
                                                                       -------
Net Asset Value, End of Year.........................................    $8.23
                                                                       =======
Total Return++.......................................................     6.47%
Net Assets, End of Year (000s).......................................  $29,989
Ratios to Average Net Assets+:
 Expenses(3)(4)......................................................     0.80%
 Net investment income...............................................     6.13
Portfolio Turnover Rate..............................................      249%

Government Money Investments
--------------------------------------------------------------------------------
                                 2000      1999      1998      1997      1996
                                     -------------------------------------------
Net Asset Value, Beginning of
 Year........................     $1.00     $1.00     $1.00     $1.00     $1.00
                               --------  --------  --------  --------  --------
 Net investment income(3)....      0.05      0.04      0.05      0.05      0.05
 Dividends from net invest-
  ment income................     (0.05)    (0.04)    (0.05)    (0.05)    (0.05)
                               --------  --------  --------  --------  --------
Net Asset Value, End of
 Year........................     $1.00     $1.00     $1.00     $1.00     $1.00
                               ========  ========  ========  ========  ========
Total Return.................      5.44%     4.53%     5.10%     4.98%     5.02%
Net Assets, End of Year
 (000s)......................  $225,756  $303,160  $375,761  $388,713  $278,162
Ratios to Average Net Assets:
 Expenses(3)(5)..............      0.60%     0.60%     0.60%     0.60%     0.60%
 Net investment income.......      5.30      4.46      4.99      4.91      4.93

------
(1) For the period from October 1, 1999 (commencement of operations) to August 31, 2000.
(2) Per share amounts have been calculated using the monthly average shares method.
(3) Expense ratios and the per share decreases in net investment income before fee waivers and/or expense reimbursements were as follows:

                                Net Investment Income         Expense Ratios Without Waivers
                                 Per Share Decrease                 and Reimbursements
                            ------------------------------- --------------------------------------
   Portfolio                2000  1999   1998   1997  1996   2000    1999    1998    1997    1996
   ---------                ----- -----  -----  ----- ----- ------  ------  ------  ------  ------
   Multi-Sector Fixed
    Income Investments..... $0.03   N/A    N/A    N/A   N/A   1.17%    N/A     N/A     N/A     N/A
   Government Money
    Investments............  0.02 $0.00* $0.00* $0.01 $0.01   0.78    0.71%   0.66%   0.64%   0.72%

(4) As a result of a voluntary expense limitation, expense ratios will not ex-ceed 0.80%.
(5) As a result of a voluntary expense limitation, expense ratios will not ex-ceed 0.60%.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.
 * Amount represents less than $0.01 per share.

Independent Auditors' Report
The Shareholders and Board of Trustees of
Consulting Group Capital Markets Funds:

We have audited the accompanying statements of assets and liabilities, includ-ing the schedules of investments, of Large Capitalization Value Equity Invest-ments, Large Capitalization Growth Investments, S&P 500 Index Investments, In-termediate Fixed Income Investments, Long-Term Bond Investments, Municipal Bond Investments, Mortgage Backed Investments, High Yield Investments, Multi-Sector Fixed Income Investments and Government Money Investments ("Portfolios") of Consulting Group Capital Markets Funds ("Fund") as of August 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibil-ity of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally ac-cepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the finan-cial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2000, by correspondence with the custodi-an. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assess-ing the accounting principles used and significant estimates made by manage-ment, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios of the Fund as of August 31, 2000, and the result of their opera-tions for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                              /s/ KPMG LLP

New York, New York
October 15, 2000

Tax Information
(unaudited)
The following August 31, 2000 fiscal year end disclosures are of various tax benefits that will be reported to shareholders at calendar year end.

The Portfolios listed below designate for Federal income tax purposes the following amounts as long term capital gain dividends paid:

    Large Capitalization Value Equity Investments................. $252,941,832
    Large Capitalization Growth Investments.......................  241,621,956
    Long-Term Bond Investments....................................      716,867
    Municipal Bond Investments....................................       63,586

100% of the dividends from net investment income paid by Municipal Bond Investments are tax-exempt for regular Federal income tax purposes.

The following percentages of ordinary income distributions have been designated as qualifying for the dividends received deduction available to corporate shareholders.

    Large Capitalization Value Equity Investments........................ 87.67%
    Large Capitalization Growth Investments.............................. 90.15
    S&P 500 Index Investments............................................ 12.05

The following percentages of ordinary income distributions have been derived from investments in U.S. government and agency obligations. All or a portion of the corresponding percentages may be exempt from taxation at the state level.

    S&P 500 Index Investments............................................  1.74%
    Intermediate Fixed Income Investments................................ 25.03
    Long-Term Bond Investments........................................... 31.09
    Multi-Sector Fixed Income Investments................................ 41.91
    Government Money Investments......................................... 26.15

The above figures may differ from those cited elsewhere in this report due to differences in the calculations of income and capital gain for Securities and Exchange Commission (book) purposes and Internal Revenue Service (tax) purpos-es.

                  S A L O M O N S M I T H B A R N E Y . C O M




                               SALOMONSMITHBARNEY
                      ----------------------------
                       A member of citigroup[LOGO]


      Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.



This report is submitted for the general information of the shareholders of Consulting Group Capital Markets Funds. It is not authorized for distribution to prospective investors unless accompanies or preceded by a current Prospectus for the Trust which contains information concerning the Trust's investment policies, charges and expenses as well as other pertinent information.


 TK 2120A, 8/00  Consulting Group Capital Markets Funds . 222 Delaware Avenue
                       Wilmington, Delaware . 19801

                             ---------------------
                                Consulting Group
                                   Since 1973
                             ---------------------



                                Consulting Group
                              Capital Markets Funds
                 Small Capitalization Value Equity Investments
                     Small Capitalization Growth Investments
                        International Equity Investments
                       Emerging Markets Equity Investments
                     International Fixed Income Investments
                              Balanced Investments









Annual Report                                               [LOGO] TRAK(R)
August 31, 2000                   Personalized Investment Advisory Service



           ---------------------------------------------------------
            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE
           ---------------------------------------------------------

Table of Contents

SHAREHOLDER LETTER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ... . . . . . . . . . . . . . . . . . . . . . 1

CONSULTING GROUP CAPITAL MARKETS FUNDS

    SMALL CAPITALIZATION VALUE EQUITY INVESTMENTS . . . . . . . . . . . . . .  . . . . . . . . . . . . . . . . . . . . . . 4

    SMALL CAPITALIZATION GROWTH INVESTMENTS . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . 6

    INTERNATIONAL EQUITY INVESTMENTS . . . . . . . . . . . . . . . . . . . . ... . . . . . . . . . . . . . . . . . . . . . 8

    EMERGING MARKETS EQUITY INVESTMENTS . . . . . . . . . . . . . . . . . . . ... . . . . . . . . . . . . . . . . . . . . 10

    INTERNATIONAL FIXED INCOME INVESTMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12

    BALANCED INVESTMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14

SCHEDULES OF INVESTMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . 18

STATEMENTS OF ASSETS AND LIABILITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 122

STATEMENTS OF OPERATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 124

STATEMENTS OF CHANGES IN NET ASSETS. . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . .            126

NOTES TO FINANCIAL  STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . .     . . . . . . . . . . . . . . . . . . . 130

FINANCIAL HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 143

INDEPENDENT AUDITORS' REPORT . . . . . . . . . . . . . . . . . . . . . . . . .     . . . . . . . . . . . . . . . . . . . 146

TAX INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . 147

Consulting Group Capital Markets Funds

DEAR SHAREHOLDER:
Most major market indices reached record levels during the 1990s. Led by the boom in the technology sector and the continued economic expansion, which began in March 1991, the stock market closed the decade at new highs. In the year 2000, these record levels of valuation have been accompanied by record levels of volatility. In fact, year-to-date through September 30, 2000, the Nasdaq Composite Index, which is heavily weighted toward technology issues, witnessed 55 days of performance up or down 2% from the previous day's close. This is almost a third of the 169 trading days for the year and demonstrates a trend across most major indices.

The catalysts for this volatility have changed over the past six months. Earlier in the year, investors were focusing on the Federal Reserve Board ("Fed") and a continual series of interest rate hikes. Once a clearer economic picture emerged, the markets stabilized and even rebounded before new fears about the three E's - Earnings, Energy and the Euro - emerged.

U.S. MARKET OVERVIEW/1/
These conflicting currents have produced some abrupt course changes for the stock market. In the spring, nervousness about interest rates and corporate earnings took its toll on the U.S. stock market. Strong corporate earnings did not stop investors from fretting about the prospects for future earnings. Early in the year, many analysts worried the Fed would need to push interest rates sharply higher to curb inflation, leading to slower growth and weaker earnings. The bearish trend spread to the broader market and overseas after several key economic reports appeared to point to mounting inflationary pressures. In fact, a major correction appeared to be in the making, triggered by a sharp downturn in the previously red-hot computer and Internet stocks. The tech-heavy Nasdaq Composite Index plunged more than 27% in the first two weeks of April, breaking a bull run that saw its value more than triple in less than two years. As the second quarter progressed, signs of a possible economic slowdown emerged. From that point, the market stabilized, then managed to recoup some, though not all, of its losses. After a sluggish July, the market rallied strongly in August on the improved interest rate outlook.

September, however, proved to be the quarter's cruelest month, as investors faced disappointing earnings announcements from a string of high-profile firms. Hardest hit was the technology sector, which had appeared to be slowly recuperating from its dramatic slide earlier in the year. With many tech stocks still at historically high valuations - despite the spring correction - investors reacted harshly to their quarter warnings of slower PC sales and sluggish Internet revenue growth. A surge in oil prices also gave investors something else to worry about. Crude prices briefly neared $40 a barrel in mid-September.

The net result of the summer's twists and turns: the Standard & Poor's 500 Index posted a loss of a negative 0.97% for the quarter, putting it slightly in negative territory for the year, with a negative 1.39% return. On the brighter side, the U.S. bond market posted modest gains, despite the rise in oil prices. Investors were impressed by signs that a slowing economy might allow the Fed to avoid further interest rate hikes this year. The yield on the 10-year Treasury note fell to 5.79% from 6.01% at the end of June. Fed policymakers, for their part, stood pat during the most recent quarter, leaving the key federal funds rate at 6.50%. Longer-term bonds, which staged a strong rally earlier in the year in anticipation of slower growth, registered more modest gains in the third quarter. The Lehman Brothers Aggregate Bond Index returned 3.02% for the quarter and 7.12% for the year-to-date.




------------
 1 All information is through September 30, 2000, unless otherwise noted.

INTERNATIONAL MARKET OVERVIEW/2/
Foreign equity markets fell more sharply, and those losses were magnified by the strength of the U.S. dollar, which hit a record high against Europe's common currency, the euro. Morgan Stanley Capital International ("MSCI") Europe, Australia and the Far East, or EAFE Index suffered a negative 8.01% loss in dollar terms during the quarter, bringing its year-to-date return to negative 11.64%. Since its launch at the beginning of 1999, the euro has dropped more than 25% against the dollar.

The euro's woes appeared to reach a climax in the third quarter, as the currency fell to a record low on September 20, 2000, prompting a joint rescue mission by the world's major central banks. This effort, plus a boost in short-term interest rates by the European Central Bank, appeared to stabilize the euro as the quarter ended. The MSCI Europe Index posted a 7.25% loss for the quarter in dollar terms and a loss of a negative 9.99% year-to-date.

In Asia, nagging doubts about Japan's economic recovery were not dispelled by the Bank of Japan's decision in August to lift its key short-term rate, the discount rate, from 0.25% to 0.50%. The MSCI Japan Index showed a loss of a negative 10.44% in dollar terms for the quarter and a loss of a negative 15.20% for the year.

Elsewhere, the slump in U.S. computer stocks spilled over into the tech-heavy markets of Southeast Asia, while the jump in oil prices rattled equity investors throughout the emerging world. The result was a negative 13.00% return for the quarter on the MSCI Emerging Markets Free Index, bringing its year-to-date loss to negative 19.95%.

CONSULTING GROUP ASSET ALLOCATION
The volatility witnessed so far this year highlights the need for diversification. The Consulting Group Asset Allocation Committee ("Committee") meets each month for a formal review of economic and market data and then determines any recommended course of action. During the last six months, the Committee has recommended three adjustments that may impact your Portfolio. Your Financial Consultant is in the best situation to provide advice and guidance in interpreting your personalized asset allocation.

CONSULTING GROUP CAPITAL MARKETS FUNDS
During the year ended August 31, 2000, the Portfolios generally performed in line with their respective benchmarks. A complete review of each Portfolio immediately follows this letter.

Consulting Group, as investment manager, is responsible for hiring advisors that it determines will benefit shareholders, and changing advisors when appropriate. During the last six months, the Board of Trustees approved Consulting Group's recommendation to:

 o Retain Foreign & Colonial Emerging Markets Ltd. as an advisor to Emerging Markets Equity Investments and terminate the investment contract with AIB Govett, Inc.;
 o Terminate the investment contract with David L. Babson & Co., Inc. as advisor to Small Capitalization Value Equity Investments;
 o Retain Westfield Capital Management Co., Inc. as an additional advisor to Small Capitalization Growth Investments; and
 o Retain Rutabaga Capital Management LLC as an additional advisor to Small Capitalization Value Equity Investments (effective September 2000).

_______________
/2/  All information is through September 30, 2000, unless otherwise noted.

Shareholders of the individual Portfolios have or will shortly receive an Information Statement detailing these changes.

Finally, it is hard to predict the next turn in the market. Although risk is unavoidable in the stock market, a prudent investment strategy like TRAK can help reduce the impact of volatility. With the TRAK program you have the expertise and guidance of your Financial Consultant, Consulting Group and a premier group of advisors to assist you in meeting your goals. As always, if you should have any questions or comments about the Consulting Group Capital Markets Funds, your Financial Consultant remains ready to assist you.



Sincerely,


/s/ Heath B. McLendon                 /s/ Frank L. Campanale


Heath B. McLendon                     Frank L. Campanale
Chairman                              Investment Officer

September 30, 2000

Small Capitalization Value Equity Investments

--------------------------------------------------------------------------------
ABOUT THE SUB-ADVISORS
--------------------------------------------------------------------------------

o  NFJ Investment Group
An active management style that invests in a diversified portfolio of small capitalization common stocks that it believes are undervalued in the marketplace generally and within their respective industries. These securities are characterized as having below average price-to-earnings ratios and improving fundamentals. These securities are often out of favor, and widespread securities analyst coverage is not common. The sub-advisor also considers valuation factors such as price-to-book, price-to-cash flow, dividend policy and industry outlook in selecting stocks for investment.

o  Mellon Capital Management Corp.
A passive, index-based manager that seeks to fully replicate the performance of the Russell 2000 Value Index. It minimizes performance differences from the Index through systematic quantitative methods.

o  Rutabaga Capital Management LLC
Focuses exclusively on micro and small capitalization stocks and looks to unearth uncommon or currently unfavored stocks. The firm's analysts employ extensive bottom-up fundamental research to identify high quality companies with catalysts to increase margins and intrinsic value but are neglected or misperceived by the market. All candidates are subject to careful group consideration, with the final decisions being made by the portfolio manager. This process focuses on clearly identifying the catalysts that should generate accelerating earnings growth and thereby drive future stock performance. The firm also attempts to mitigate downside risk by buying stocks in companies with leading market positions but with low valuations and low investor expectations.

Note: Effective 3/00, Consulting Group terminated David L. Babson & Co., Inc. due to turnover of professionals at strategic management levels. Effective 9/7/00, Consulting Group selected Rutabaga Capital Management LLC as an additional sub-advisor to the Portfolio.

Small Capitalization Value Equity Investments ("Portfolio") is advised by NFJ Investment Group ("NFJ") and Mellon Capital Management Corp. ("Mellon"). During the period under review the Portfolio returned 5.09% versus the Russell 2000 Value Index return of 13.68%, the Portfolio's benchmark. The poor relative performance of the Portfolio was the result of the active advisor's investment style. Specifically, NFJ was over-weighted to energy issues and under-weighted to technology issues. This weighting hurt performance through June of this year but has aided overall return recently. During the year, Consulting Group in its capacity as investment manager for the Portfolio terminated David L. Babson & Co., Inc. as an advisor.

Going forward, Consulting Group will continue to monitor the allocation among the advisors and make adjustments to meet the current market environment. The advisors will remain committed to staying fully invested within the small capitalization value sector. In September 2000, Consulting Group retained Rutabaga Capital Management LLC ("Rutabaga") as an additional advisor. Consulting Group believes that the introduction of Rutabaga will provide the Portfolio with strategic exposure to the micro-cap market, which was previously under-represented. Consulting Group's target allocations are as follows: 25% to NFJ, 15% to Rutabaga and 60% to Mellon.

The following graphs depict the performance of the Small Capitalization Value Equity Investments vs. the
Russell 2000 Value Index1 and the Lipper Small Cap
Value Fund Average2.

--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE SINCE INCEPTION THROUGH AUGUST 31, 2000 (unaudited)
SMALL CAPITALIZATION VALUE EQUITY INVESTMENTS
Comparison of $10,000 Investment in the Portfolio with the Russell 2000 Value Index and the Lipper Small Cap Value Fund Average
--------------------------------------------------------------------------------

[LINE GRAPH]

            Small Capitalization Value         Small Capitalization Value
            Equity Investments (With TRAK      Equity Investments (Without        Russell 2000 Value       Lipper Small Cap Value
Date        Fee)*                              TRAK Fee)                          Index                    Fund Average
11/18/91              10,000                            10,000                          10,000                  10,000
8/31/92               10,723                            10,850                          11,926                  10,595
8/31/93               12,225                            12,558                          16,206                  13,939
8/31/94               11,646                            12,143                          17,513                  14,643
8/31/95               12,907                            13,661                          20,241                  18,484
8/31/96               14,301                            15,366                          22,694                  21,406
8/31/97               20,063                            21,880                          31,160                  27,238
8/31/98               17,229                            19,071                          27,434                  21,944
8/31/99               19,286                            21,668                          29,829                  29,254
8/31/00               19,966                            22,770                          33,916                  41,857

The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.


--------------------------------------------------------------------------------
  HISTORICAL PERFORMANCE FOR THE THREE-YEAR PERIOD ENDED AUGUST 31, 2000 (unaudited) SMALL CAPITALIZATION VALUE EQUITY INVESTMENTS
  Comparison of $10,000 Investment in the Portfolio with the Russell 2000 Value Index and the Lipper Small Cap Value Fund Average
--------------------------------------------------------------------------------

[LINE GRAPH]

          Small Capitalization Value    Small Capitalization
          Equity Investments (With      Value Equity Investments    Russell 2000 Value    Lipper Small Cap Value
Date      TRAK Fee)*                    (Without TRAK Fee)          Index                 Fund Average
8/97            10,000                          10,000                  10,000                  10,000
8/98             8,587                           8,716                   8,804                   8,057
8/99             9,613                           9,903                   9,573                  10,740
8/00             9,952                          10,407                  10,884                  15,367

The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.


--------------------------------------------------------------------------------
  SMALL CAPITALIZATION VALUE EQUITY INVESTMENTS
  Average Annual Total Returns for Period Through August 31, 2000
  Class A Shares                       Without TRAK Fee           With TRAK Fee*
--------------------------------------------------------------------------------
  Since Inception (11/18/91)               9.81%                      8.18%
  5 year                                  10.76                       9.12
  3 year                                   1.34                      (0.16)
  1 year                                   5.09                       3.53
================================================================================

                     See pages 16 and 17 for all footnotes.


--------------------------------------------------------------------------------
Portfolio Highlights#
--------------------------------------------------------------------------------

Composition of  portfolio as of
August 31, 2000


--------------------------------------------------------------------------------

[PIE CHART]

Real  Estate Investment Trusts                                   9.7%
Banks                                                            6.1%
Electric                                                         5.2%
Retail                                                           4.9%
Insurance                                                        3.8%
Commercial Services                                              3.7%
Gas                                                              3.6%
Oil & Gas Producers                                              3.6%
Manufacturing -- Miscellaneous                                   4.3%
Other Common Stock                                              53.2%
U.S. Treasury Obligation & Repurchase Agreement                  1.9%
--------------------------------------------------------------------------------

Small Capitalization Growth Investments

--------------------------------------------------------------------------------
 ABOUT THE SUB-ADVISORS
--------------------------------------------------------------------------------

o Kern Capital Management LLC
Focuses fundamental research on uncovering innovative small cap companies early in their growth cycle.The firm's bottom-up investment process, which targets the four most innovative sectors (technology, healthcare, consumer and services) involves (i) detailed financial analysis, (ii) in-depth meetings with corporate management, (iii) discussions with brokerage firm and industry analysts and (iv) competitive analysis for discovering attractively priced small cap companies.

o Mellon Capital Management Corp.
A passive, index-based manager that seeks to fully replicate the performance of the Russell 2000 Growth Index. It minimizes performance differences from the Index through systematic quantitative methods.

o Wall Street Associates
Follows a bottom-up investment style. It looks for companies with superior earnings growth, strong balance sheets, attractive valuations and potentially positive earning surprises.

o Westfield Capital Management Co., Inc.
Favors investing in earnings growth stocks given their conviction that stock prices follow earnings progress and that they offer the best opportunity for superior real rates of return. Reasonably priced stocks of companies with high foreseen earnings potential are best identified through in-depth, fundamental research. It is their belief that the small cap portion of the market is under-researched, and therefore less efficient, than the large cap sector.

o Westpeak Investment Advisors, L.P.
Employs a value-oriented and research-driven approach to identify reasonably priced growth stocks that are likely to have positive earning surprises and revisions. The firm uses a value constraint to ensure that the growth stocks selected are reasonably priced.

Small Capitalization Growth Investments ("Portfolio") is advised by Wall Street Associates, Westpeak Investment Advisors, L.P. ("Westpeak"), Kern Capital Management LLC ("Kern"), Westfield Capital Management Co., Inc. ("Westfield") and Mellon Capital Management Corp. ("Mellon"). The Portfolio returned 50.57% for the year versus the Russell 2000 Growth Index return of 39.08%, the Portfolio's benchmark. Mellon is responsible for managing the Portfolio's assets as a full replication of the Russell 2000 Growth Index, while the other advisors are active within the small capitalization growth universe. During the period under review, the Portfolio outperformed its benchmark for the one-year time period. During the period under review, Consulting Group retained Westfield to manage a portion of the Portfolio's assets. The funding for this advisor came from reducing the Portfolio's passive allocation.

Going forward, Consulting Group will continue to monitor the allocation among the advisors and make adjustments to meet the current market environment. The advisors will remain committed to staying fully invested within the small capitalization growth sector. Consulting Group's target allocations are as follows: Wall Street Associates 20%, Westpeak 15%, Kern 15%, Westfield 10% and Mellon 40%.

The following graphs depict the performance of the Small
Capitalization Growth Investments vs. the Russell 2000
Growth Index3 and the Lipper Small Cap Growth Fund
Average.4

--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE SINCE INCEPTION THROUGH AUGUST 31, 2000 (unaudited)
SMALL CAPITALIZATION GROWTH INVESTMENTS
Comparison of $10,000 Investment in the Portfolio with the Russell 2000 Growth Index and the Lipper Small Cap Growth Fund Average
--------------------------------------------------------------------------------

                                 [LINE GRAPH]


               Small Capitalization       Small Capitlization
                     Growth                      Growth               Russell 2000              Lipper Small
                   Investments                 Investments            Growth Fund                Cap Fund
   Date         (Without Trak Fee)            (Without Fee)              Index                    Average
-----------   ----------------------     ---------------------       --------------             -------------

  11/18/91           10,000                     10,000                   10,000                      10,000
   8/31/92            9,870                      9,988                    9,823                      10,595
   8/31/93           13,642                     14,013                   12,627                      12,561
   8/31/94           15,210                     15,860                   13,103                      13,195
   8/31/95           20,714                     21,926                   16,525                      16,657
   8/31/96           24,762                     26,603                   18,061                      19,290
   8/31/97           28,672                     31,265                   21,678                      24,545
   8/31/98           21,157                     23,418                   15,974                      19,775
   8/31/99           30,079                     33,796                   22,892                      26,362
   8/31/00           44,619                     50,886                   31,836                      37,719

The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE FOR THE THREE-YEAR PERIOD ENDED AUGUST 31, 2000
(unaudited)
SMALL CAPITALIZATION GROWTH INVESTMENTS
Comparison of $10,000 Investment in the Portfolio with the Russell 2000 Growth Index and the Lipper Small Cap Growth Fund Average
--------------------------------------------------------------------------------


Small Capitalization
Growth Investments

(With TRAK Fee)*
Small Capitalization
Growth Investments
(Without TRAK Fee)

Russell 2000 Growth
Index

Lipper Small Cap
Growth Fund Average



                                 [LINE GRAPH]


               Small Capitalization       Small Capitlization
                     Growth                      Growth               Russell 2000              Lipper Small
                   Investments                 Investments            Growth Fund                Cap Fund
   Date         (Without Trak Fee)            (Without Fee)              Index                    Average
-----------   ----------------------     ---------------------       --------------             -------------
    8/97              10,000                     10,000                  10,000                      10,000
    8/98               7,379                      7,490                   7,369                       8,057
    8/99              10,491                     10,810                  10,560                      10,740
    8/00              15,562                     16,276                  14,686                      15,367


The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

--------------------------------------------------------------------------------
SMALL CAPITALIZATION GROWTH INVESTMENTS
Average Annual Total Returns for Period Through August 31, 2000
--------------------------------------------------------------------------------

Class A Shares                       Without TRAK Fee         With TRAK Fee*
--------------------------------------------------------------------------------
Since Inception (11/18/91)                20.33%                  18.54%
5 year                                    18.34                   16.59
3 year                                    17.63                   15.88
1 year                                    50.57                   48.34

================================================================================

                     See pages 16 and 17 for all footnotes.


--------------------------------------------------------------------------------
Portfolio Highlights#
--------------------------------------------------------------------------------

Composition of portfolio as of
August 31, 2000

--------------------------------------------------------------------------------

[PIE CHART]

Software                                                    11.7%
Telecommunications                                          10.9%
Pharmaceuticals                                              8.7%
Semiconductors                                               7.6%
Commercial Services                                          7.0%
Health Care                                                  6.0%
Electronics                                                  4.7%
Computers                                                    5.0%
U.S. Government Obligations & Repurchase Agreement           3.2%
Other Common Stock                                          35.2%
--------------------------------------------------------------------------------

International Equity Investments

--------------------------------------------------------------------------------
ABOUT THE SUB-ADVISORS
--------------------------------------------------------------------------------

o Oechsle International Advisors, LLC
Seeks to identify the most attractive foreign markets by ranking their expected returns through country and currency analysis. It then selects investments within attractive markets through both a top-down and bottom-up company analysis.

o Scudder Kemper Investments, Inc.
Evaluates the prospects of foreign economies and analyzes individual companies to identify investment opportunities. In defining country allocations, the Portfolio may focus on global, economic, industrial and investment themes. Individual stocks are purchased on the basis of wide-ranging fundamental and valuation criteria. Scudder utilizes a "three-circle" approach that includes intensive research on global themes, company analysis and country analysis.

o State Street Global Advisors
Uses a quantitative process to construct a portfolio that fully replicates the performance of the Morgan Stanley Capital International Europe Australia Far East ("MSCI EAFE") Index. The MSCI EAFE Index consists of securities of companies located in 20 countries outside of North America and represents approximately 60% of the total market value of all publicly traded stocks in these countries.

International Equity Investments ("Portfolio") is advised by Oechsle International Advisors, LLC ("Oechsle International"), Scudder Kemper Investments, Inc. ("Scudder") and State Street Global Advisors ("State Street"). During the period under review, the Portfolio outperformed its benchmarks for the one-year time period, returning 19.17% for the year versus the MSCI EAFE-Capitalization Weighted Index return of 9.55% and the MSCI EAFE-GDP Weighted Index return of 10.88%, the Portfolio's benchmarks. State Street manages the Portfolio's assets as a full replication of the MSCI EAFE Index while the remaining advisors are active within the international equity universe. During the period under review, Consulting Group retained Scudder and terminated Marvin & Palmer Associates.

Going forward, Consulting Group will continue to monitor the allocation among the advisors and make adjustments to meet the current market environment. The advisors will remain committed to staying fully invested within the international equity sector. Consulting Group's target allocations are as follows: Oechsle International 35%, Scudder 25% and State Street 40%.

The following graphs depict the performance of the International Equity Investments vs. the MSCI EAFE-GDP Weighted Index5 and the MSCI EAFE-Capitalization Weighted Index./6/


--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE SINCE INCEPTION THROUGH AUGUST 31, 2000 (unaudited) INTERNATIONAL EQUITY INVESTMENTS
Comparison of $10,000 Investment in the Portfolio with the MSCI EAFE-GDP Weighted Index and the MSCI EAFE-Capitalization Weighted Index
--------------------------------------------------------------------------------


                                 [LINE GRAPH]


                   INTERNATIONAL   INTERNATIONAL    MSCI           MSCI
                       EQUITY          EQUITY     EAFE-GDP       EAFE-CAP
                    INVESTMENTS     INVESTMENTS   WEIGHTED       WEIGHTED
    DATE          (WITH TRAK FEE)  (WITHOUT FEE)    INDEX          INDEX
-------------------------------------------------------------------------------
  11/18/91            10,000          10,000         10,000         10,000
  8/31/92              9,586           9,700         10,333          9,827
  8/31/93             11,684          12,002         12,993         12,493
  8/31/94             13,438          14,012         14,558         13,884
  8/31/95             13,214          13,987         14,864         13,995
  8/31/96             13,569          14,579         15,940         15,120
  8/31/97             14,642          15,969         17,814         16,490
  8/31/98             14,934          16,533         19,016         16,467
  8/31/99             18,252          20,511         20,299         16,444
  8/31/00             21,430          24,444         22,508         18,015


The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.


--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE FOR THE THREE-YEAR PERIOD ENDED AUGUST 31, 2000
(unaudited)
INTERNATIONAL EQUITY INVESTMENTS
Comparison of $10,000 Investment in the Portfolio with the MSCI EAFE-GDP Weighted Index and the MSCI EAFE-Capitalization Weighted Index
--------------------------------------------------------------------------------


                                 [LINE GRAPH]


                    INTERNATIONAL   INTERNATIONAL    MSCI           MSCI
                        EQUITY          EQUITY     EAFE-GDP       EAFE-CAP
                     INVESTMENTS*    INVESTMENTS*  WEIGHTED       WEIGHTED
    DATE           (WITH TRAK FEE)  (WITHOUT FEE)    INDEX          INDEX
-------------------------------------------------------------------------------
    8/97                10,000          10,000       10,000         10,000
    8/98                10,199          10,354       10,675          9,986
    8/99                12,465          12,844       15,623         12,550
    8/00                14,635          15,307       17,323         13,749


The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.


--------------------------------------
Portfolio Highlights#
--------------------------------------

Composition of portfolio as of
August 31, 2000

           [PIE CHART]

Japan                         22.4%
United Kingdom                17.3%
France                        14.7%
Germany                        8.4%
Netherlands                    7.4%
Italy                          6.1%
Switzerland                    3.9%
Sweden                         2.6%
Hong Kong                      2.4%
Repurchase Agreement           4.2%
Other Stock                   10.6%

--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INVESTMENTS
Average Annual Total Returns for Period Through August 31, 2000
--------------------------------------------------------------------------------

Class A Shares                         Without TRAK Fee       With TRAK Fee*
 ................................................................................
Since Inception (11/18/91)                  10.70%                9.06%
5 year                                      11.81                 10.15
3 year                                      15.25                 13.54
1 year                                      19.17                 17.41

================================================================================

                     See pages 16 and 17 for all footnotes.

Emerging Markets Equity Investments

--------------------------------------------------------------------------------
ABOUT THE SUB-ADVISORS
--------------------------------------------------------------------------------

o Foreign & Colonial Emerging Markets Ltd.
Active management style combines a rigorous top-down macroeconomic approach to country allocation with fundamental, bottom-up stock selection. Investment decisions are founded on the primary research undertaken by the in-house investment managers.

o State Street Global Advisors
Uses quantitative analysis to identify countries and stocks which are undervalued relative to their growth rates. It employs an investment process that combines top-down country selection with bottom-up stock selection to determine an optimal country and security mix.

o Baring Asset Management, Inc.
Looks for unrecognized "growth" stocks through an investment process that combines top-down country allocation, bottom-up company research and risk analysis to determine an optimal country and security mix. This process is driven by structured fundamental research using a disciplined investment framework at both the country and company levels. The fundamental research is supported by quantitative screening at the country level.

o AIB Govett, Inc.
Employs a top-down approach to analyzing stocks. The firm looks for under-valued securities with a bias towards relative earnings momentum. The sub-advisor believes that the greatest influences on investment return over the long-term are country asset allocation and superior stock selection rather than short-term adjustments to portfolio weightings.

Note: Effective 4/00, AIB Govett, Inc. was terminated after they had been downgraded from three diamonds based on concerns of changes made to the Firm's investment process as well as continued turnover of professionals at strategic levels. On the recommendation of Consulting Group, the Board of Trustees approved the hiring of Foreign & Colonial Emerging Markets Ltd. as a replacement advisor.

Emerging Markets Equity Investments ("Portfolio") is advised by State Street Global Advisors ("State Street"), Foreign & Colonial Emerging Markets Ltd. ("Foreign & Colonial") and Baring Asset Management, Inc. ("Baring"). The Portfolio outperformed its benchmark for the one-year time period, returning 9.62% for the year versus the MSCI Emerging Markets Free-Gross Index return of 6.31%, the Portfolio's benchmark. The longer time frame represents the Portfolio's previous structure. During the period under review, Consulting Group retained Foreign & Colonial to manage a portion of the Portfolio's assets and terminated AIB Govett, Inc.

Going forward, Consulting Group will continue to monitor the allocation among the advisors and make adjustments to meet the current market environment. The advisors will remain committed to staying fully invested within the emerging markets equity sector. Consulting Group's target allocations are as follows:
Foreign & Colonial 30%, Baring 50% and State Street 20%.

In August, Consulting Group downgraded Baring from four to two diamonds due to continued departures of investment professionals. Consulting Group will continue to monitor the situation and notify shareholders of any changes.

The following graphs depict the performance of the Emerging Markets Equity Investments vs. the MSCI Emerging Markets Free Index./7/


--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE SINCE INCEPTION THROUGH AUGUST 31, 2000 (unaudited) EMERGING MARKETS EQUITY INVESTMENTS
Comparison of $10,000 Investment in the Portfolio with the MSCI Emerging Markets Free Index
--------------------------------------------------------------------------------


                                 [LINE GRAPH]


                      TRAK            TRAK
                    EMERGING        EMERGING
                    MARKETS         MARKETS          MSCI
                     EQUITY          EQUITY        EMERGING
                  INVESTMENTS     INVESTMENTS      MARKETS
     DATE       (WITH TRAK FEE)  (WITHOUT FEE)    FREE INDEX
--------------- --------------- --------------- --------------
    4/20/94         10,000          10,000          10,000
    8/31/94         11,798          11,863          12,008
    8/31/95          9,864          10,068          10,039
    8/31/96         10,521          10,902          10,421
    8/31/97         11,388          11,978          10,899
    8/31/98          5,667           6,051           5,421
    8/31/99          8,674           9,401           9,339
    8/31/00          9,381          10,321           9,927


The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.


--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE FOR THE THREE-YEAR PERIOD ENDED AUGUST 31, 2000
(unaudited)
EMERGING MARKETS EQUITY INVESTMENTS
Comparison of $10,000 Investment in the Portfolio with the MSCI Emerging Markets Free Index
--------------------------------------------------------------------------------


                                 [LINE GRAPH]


                      TRAK            TRAK
                    EMERGING        EMERGING
                    MARKETS         MARKETS          MSCI
                     EQUITY          EQUITY        EMERGING
                  INVESTMENTS*    INVESTMENTS*     MARKETS
     DATE       (WITH TRAK FEE)  (WITHOUT FEE)    FREE INDEX
--------------- --------------- --------------- --------------
    8/97            10,000          10,000          10,000
    8/98             4,977           5,052           4,974
    8/99             7,628           7,860           8,568
    8/00             8,237           8,617           9,108


The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.



-----------------------------------
Portfolio Highlights#
-----------------------------------

Composition of portfolio as of
August 31, 2000

        [PIE CHART]

Brazil                  13.3%
Taiwan                  13.2%
South Korea             12.2%
Mexico                  11.9%
South Africa             7.3%
Israel                   6.1%
Hong Kong                5.8%
Russia                   5.5%
India                    4.5%
Malaysia                 3.8%
Repurchase Agreement     3.0%
Other Stock             13.4%


--------------------------------------------------------------------------------
EMERGING MARKETS EQUITY INVESTMENTS
Average Annual Total Returns for Period Through August 31, 2000
--------------------------------------------------------------------------------
Class A Shares                   Without TRAK Fee             With TRAK Fee*
 ................................................................................
Since Inception (4/20/94)            0.50%                        (1.00)%
5 year                               0.50                         (1.00)
3 year                              (4.84)                        (6.26)
1 year                               9.62                          7.99
================================================================================

                    See pages 16 and 17 for all footnotes.

International Fixed Income Investments

--------------------------------------------------------------------------------
ABOUT THE SUB-ADVISOR
--------------------------------------------------------------------------------

o Julius Baer Investment Management Inc.
Applies portfolio economic analysis to select a portfolio of high-quality, well-diversified foreign bonds. From a universe of 20 developed countries outside the U.S., the sub-advisor forecasts which bond markets offer the best opportunity to outperform the U.S. bond market, considering factors such as currencies, local bond market conditions, issuers and instruments. It pays particular attention to markets that offer attractive yields. The sub-advisor employs a proprietary computer model to analyze exchange rates to assist in its forecasts and to help manage the risk of the Portfolio.


International Fixed Income Investments ("Portfolio") is advised by Julius Baer Investment Management Inc. During the past year, interest rate increases by all major Central Banks headed off potential inflation and slowed economic growth. The euro continued to fall, passing through the parity mark with the U.S. dollar, ending at $0.89 by the end of August. The Portfolio returned a negative 6.13% for the year versus the Salomon Smith Barney Non-U.S. Government Bond Index return of negative 5.85%, the Portfolio's benchmark.

Over the past year, the Portfolio maintained an overweight position in peripheral European and emerging markets, which boosted performance on the back of higher yields available in these markets. The Portfolio's Japanese bond weighting was also increased, which helped in 2000 but was a drag on performance in 1999 when Japan was the top performing bond market and the Portfolio held less than a market weight. All major bond markets showed positive performance in local currency terms during the past twelve months, with Europe averaging 2.41%, the dollar between 6-8%, and Japan at 2.05%. When translated into U.S. dollars, however, the picture is much different. European markets averaged negative 13.80% returns, with only the U.K. and Sweden showing negative returns which were not in the double digit range. The weighting in the euro currency produced negative absolute performance. The U.S. dollar strengthened considerably and the Portfolio was not hedged into dollars during the past year, which would have protected some of those gains.

Going forward the advisor intends to stay fully invested in the international fixed income market and will look for those securities that meet their investment criteria.

The following graphs depict the performance of the International Fixed Income Investments vs. the
Salomon Smith Barney Non-U.S. Government Bond
Index./8/

--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE SINCE INCEPTION THROUGH AUGUST 31, 2000 (unaudited) INTERNATIONAL FIXED INCOME INVESTMENTS
Comparison of $10,000 Investment in the Portfolio with the Salomon Smith Barney Non-U.S. Government Bond Index



International Fixed
Income Investments
(With TRAK Fee)*

International Fixed
Income Investments
(Without TRAK Fee)

Salomon Smith
Barney Non-U.S.
Government
Bond Index


                                 [LINE GRAPH]
                                                           Salomon
           International          International          Smith Barney
           Fixed Income           Fixed Income             Non-U.S.
           Invesments              Investments          Government Bond
 Date     (With TRAK Fee)      (Without TRAK Fee)              Index
--------  ---------------      ------------------       ---------------
11/18/91     10,000                  10,000                  10,000
 8/31/92     11,260                  11,393                  11,869
 8/31/93     12,055                  12,381                  12,650
 8/31/94     11,995                  12,504                  13,319
 8/31/95     13,904                  14,713                  15,451
 8/31/96     15,348                  16,485                  18,637
 8/31/97     14,892                  16,235                  18,004
 8/31/98     16,205                  17,932                  19,098
 8/31/99     16,209                  18,299                  19,039
 8/31/00     15,064                  17,177                  17,925



The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.


HISTORICAL PERFORMANCE FOR THE THREE-YEAR PERIOD ENDED AUGUST 31, 2000
(unaudited)

INTERNATIONAL FIXED INCOME INVESTMENTS

Comparison of $10,000 Investment in the Portfolio with the Salomon Smith Barney Non-U.S. Government Bond Index


International Fixed
Income Investments
(With TRAK Fee)*

International Fixed
Income Investments
(Without TRAK Fee)

Salomon Smith
Barney Non-U.S.
Government
Bond Index

                                 [LINE GRAPH]

                                                           Salomon
           International          International          Smith Barney
           Fixed Income           Fixed Income             Non-U.S.
           Invesments              Investments          Government Bond
 Date     (With TRAK Fee)      (Without TRAK Fee)              Index
--------  ---------------      ------------------       ---------------
 8/97         10,000                 10,000                 10,000
 8/98         10,881                 11,045                 10,608
 8/99         10,939                 11,271                 10,575
 8/00         10,116                 10,580                  9,956


The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

--------------------------------------------------------------------------------
INTERNATIONAL FIXED INCOME INVESTMENTS
Average Annual Total Returns for Period Through August 31, 2000
--------------------------------------------------------------------------------
Class A Shares                        Without TRAK Fee            With TRAK Fee*
--------------------------------------------------------------------------------
Since Inception (11/18/91)                 6.35%                       4.77%
5 year                                     3.15                        1.62
3 year                                     1.90                        0.38
1 year                                    (6.13)                      (7.53)
================================================================================

                     See pages 16 and 17 for all footnotes.

--------------------------------------------------------------------------------
Portfolio Highlights#
--------------------------------------------------------------------------------

Composition of portfolio as of
August 31, 2000

--------------------------------------------------------------------------------

[PIE CHART]

Germany 23.0%
Supranational 19.0%
Greece 11.1%
Spain 8.5%
France 5.7%
Japan 5.6%
Denmark 4.9%
Austria 4.3%
Poland 4.1%
Other Bonds 11.9%
Repurchase Agreement 1.9%
--------------------------------------------------------------------------------

Balanced Investments

--------------------------------------------------------------------------------
 ABOUT THE SUB-ADVISORS
--------------------------------------------------------------------------------

o Seix Investment Advisors, Inc.
Manages the fixed income portion of the Portfolio's assets. The sub-advisor combines traditional credit research with proprietary analysis that seeks to identify mispriced or undervalued fixed-income securities such as U.S. government securities and corporate bonds. It emphasizes those securities that have a potential for higher income while maintaining a duration that is approximately equal to the Lehman Brothers Aggregate Bond Index.

o Laurel Capital Advisors, LLP
Manages the equity portion of the Portfolio's assets. In selecting stocks for investment, it focuses on common stocks of companies which it believes are undervalued and which exhibit improving earnings momentum, while maintaining sector weightings similar to the Standard & Poor's 500 Index.

Balanced Investments ("Portfolio") is advised by Seix Investment Advisors, Inc. ("Seix") and Laurel Capital Advisors, LLP ("Laurel"), managers to the fixed income and equity portions of the Portfolio, respectively. The Portfolio returned 14.45% for the year compared to the Lehman Brothers Government/Corporate Bond Index, which returned 7.29%, and the Standard & Poor's 500 Index ("S&P 500 Index") which returned 16.32%, the Portfolio's two benchmarks. Consulting Group is currently targeting a blended allocation for the Portfolio of 60% equity and 40% fixed income.

The economy continued to show signs that the Federal Reserve Board had successfully managed a soft landing during the third quarter. Seix focused on the evidence of a weakening economy rather than the fear of future inflation and the yields on all U.S. Treasuries with maturities greater than one year dropped. In the June - August time period, the fixed income portfolio was overweight AAA-rated, higher income securities (e.g. Asset Backed and Mortgage Backed), on the short end of the yield curve and significantly overweight in long maturity Treasuries. In the corporate sector, the advisor chose to emphasize shorter maturity securities in the energy and utility sectors, while avoiding interest rate sensitive sectors - financial and cyclical issuers.

The largest contributor to absolute and relative performance for Laurel was the financial sector. Despite technology stocks' negative absolute impact, this sector added to relative performance. The utilities sector was the largest detractor from relative performance as telecommunications companies realized lower than expected growth in their long distance businesses. Though the remaining areas of the market provided a mixed bag of contributors and detractors from performance relative to the S&P 500 Index, Laurel maintained a year-to-date performance that is also ahead of the S&P 500 Index.

Going forward, Seix continues to look for value in all sectors of the fixed income market, analyzing potential investments from all viewpoints, including fundamental, quantitative and political, when necessary. They anticipate a positive environment for both corporate and U.S. Agency securities as they expect the yield curve to steepen and the Federal Reserve Board to remain on hold. They will therefore remain overweighted in short corporate and mortgage securities while attempting to capture incremental value in longer dated corporate and agency securities. Laurel will continue to remain fully invested with neutral sector weights to the S&P 500 Index, while concentrating on individual stock selection.

The following graphs depict the performance of the Balanced Investments vs. the Lehman Brothers
Government/Corporate Bond Index/9/ and the Standard &
Poor's 500 Index./10/

--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE SINCE INCEPTION THROUGH AUGUST 31, 2000 (unaudited) BALANCED INVESTMENTS
Comparison of $10,000 Investment in the Portfolio with the
Lehman Brothers Government/Corporate Bond Index and Standard & Poor's 500 Index
--------------------------------------------------------------------------------


Balanced Investments
(With TRAK Fee)*

Balanced Investments
(Without TRAK Fee)

Lehman Brothers
Government/
Corporate Bond
Index

Standard & Poor's
500 Index

                                 [LINE GRAPH]

               TRAK               TRAK
             BALANCED           BALANCED     LEHMAN BROS.
             INVESTMENTS       INVESTMENTS    GOV'T/CORP              STANDARD &
 DATE      (WITH TRAK FEE)    (WTIHOUT FEE)   BOND INDEX              POOR'S 500
-------    --------------     ------------   -----------              ----------
2/16/93         10,000           10,000          10,000                 10,000
8/31/93         10,550           10,635          10,640                 10,605
8/31/94         10,860           11,113          10,392                 11,184
8/31/95         12,064           12,532          11,586                 13,579
8/31/96         13,501           14,235          12,017                 16,121
8/31/97         16,765           17,943          13,197                 22,617
8/31/98         16,045           17,431          14,704                 24,512
8/31/99         18,776           20,705          14,747                 34,269
8/31/00         21,172           23,696          15,822                 39,858


The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE FOR THE THREE-YEAR PERIOD ENDED AUGUST 31, 2000
(unaudited)
BALANCED INVESTMENTS
Comparison of $10,000 Investment in the Portfolio with the
Lehman Brothers Government/Corporate Bond Index and Standard & Poor's 500 Index
--------------------------------------------------------------------------------

Balanced Investments
(With TRAK Fee)*

Balanced Investments
(Without TRAK Fee)

Lehman Brothers
Government/
Corporate Bond
Index

Standard & Poor's
500 Index

                                 [LINE GRAPH]


               TRAK               TRAK
             BALANCED           BALANCED     LEHMAN BROS.
             INVESTMENTS       INVESTMENTS    GOV'T/CORP.             STANDARD &
 DATE      (WITH TRAK FEE)    (WTIHOUT FEE)   BOND INDEX              POOR'S 500
-------    --------------     ------------   -----------              ----------
8/97            10,000           10,000          10,000                 10,000
8/98             9,571            9,715          11,143                 10,812
8/99            11,200           11,539          11,175                 15,116
8/00            12,629           13,206          11,989                 17,581



The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

--------------------------------------------------------------------------------
BALANCED INVESTMENTS
Average Annual Total Returns for Period Through August 31, 2000
--------------------------------------------------------------------------------
Class A Shares                     Without TRAK Fee               With TRAK Fee*
--------------------------------------------------------------------------------
Since Inception (2/16/93)              12.12%                         10.46%
5 year                                 13.59                          11.91
3 year                                  9.71                           8.09
1 year                                 14.45                          12.76
================================================================================

                     See pages 16 and 17 for all footnotes.


--------------------------------------------------------------------------------
Portfolio Highlights#
--------------------------------------------------------------------------------

Composition of portfolio as of
August 31, 2000

--------------------------------------------------------------------------------

[PIE CHART]

Common Stock 47.2%
Mortgage-Backed
Securities 14.0%
U.S. Treasury
Obligations 12.4%
Corporate Bonds &
Notes 8.4%
Asset-Backed
Securities 5.9%
Preferred Stock 0.7%
U.S. Treasury Bill 0.4%
Repurchase
Agreements 11.0%
--------------------------------------------------------------------------------

FOOTNOTES

 *    The maximum annual TRAK fee is 1.50% of the value of TRAK assets.

 #    As a % of total investments. The Portfolio is subject to change.

 1 The Russell 2000 Value Index is a capitalization weighted total return index which is comprised of 2000 of the smallest capitalized U.S. domiciled companies with less-than-average growth orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. Because the Index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the Index's performance. An investor cannot invest directly in an index.

 2 The Lipper Small Cap Value Fund Average is comprised of the Portfolio's peer group of mutual funds which limit their investments to small cap value companies.

 3 The Russell 2000 Growth Index is a capitalization weighted total return index which is comprised of 2000 of the smallest capitalized U.S. domiciled companies with greater-than-average growth orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. Because the Index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the Index's performance. An investor cannot invest directly in an index.

 4 The Lipper Small Cap Growth Fund Average is comprised of the Portfolio's peer group of mutual funds which limit their investments to small cap growth companies.

 5 The Morgan Stanley Capital International EAFE-GDP Weighted Index is a composite portfolio of equity total returns for the countries of Australia, New Zealand and countries in Europe and the Far East, weighted based on each country's gross domestic product. Because the Index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the Index's performance. An investor cannot invest directly in an index.

 6 The Morgan Stanley Capital International EAFE-Capitalization Weighted Index is a composite portfolio of equity total returns for the countries of Australia, New Zealand and countries in Europe and the Far East, weighted based on each country's market capitalization. Because the Index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the Index's performance. An investor cannot invest directly in an index.

 7 The Morgan Stanley Capital International Emerging Markets Free-Gross Index is an index comprised of thirteen emerging markets open to direct foreign participation. Because the Index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the Index's performance. An investor cannot invest directly in an index.

 8 The Salomon Smith Barney Non-U.S. Government Bond Index (unhedged) is an index subset of the Salomon Smith Barney World Bond Index that excludes corporate bonds denominated in U.S. dollars. It contains foreign government and supranational bonds denominated in Australian, Austrian, Belgian, British, Canadian, Danish, Dutch, French, German, Italian, Japanese, Spanish and Swedish currencies. Because the Index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the Index's performance. An investor cannot invest directly in an index.

 9 The Lehman Brothers Government/Corporate Bond Index is a weighted composite of (i) Lehman Brothers Government Bond Index, which is comprised of all publicly issued, non-convertible debt of the U.S. government or any agency thereof, quasi-federal corporations, and corporate debt guaranteed by the U.S. government and (ii) Lehman Brothers Corporate Bond Index, which is comprised of all public fixed-rate, non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations. Because the Index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the Index's performance. An investor cannot invest directly in an index.

 10 The Standard & Poor's 500 Index is an index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Because the Index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the Index's performance. An investor cannot invest directly in an index.

Schedules of Investments
August 31, 2000
Small Capitalization Value Equity Investments
--------------------------------------------------------------------------------

 Shares                           Security                              Value

--------------------------------------------------------------------------------
 COMMON STOCK -- 98.1%
 Advertising -- 0.2%
  10,900 Advo, Inc.*..............................................   $   446,219
  47,500 Ha-Lo Industries, Inc.*..................................       237,500
  18,750 Key3Media Group, Inc.*...................................       141,797
   8,600 Modem Media, Inc.*.......................................        90,838
  21,700 Penton Media, Inc. ......................................       679,481
   7,000 R.H. Donnelley Corp.*....................................       147,000
   4,400 Sitel Corp.*.............................................        25,300
   3,200 Valuevision International Inc., Class A Shares*..........        93,800
   2,000 Ventiv Health, Inc.*.....................................        26,750
                                                                     -----------
                                                                       1,888,685
                                                                     -----------

 Aerospace & Defense -- 1.3%
  31,098 AAR Corp. ...............................................       349,853
   5,828 Alliant Techsystems, Inc.*...............................       449,120
   8,600 Armor Holdings, Inc.*....................................       146,200
   4,000 BE Aerospace, Inc.*......................................        64,750
   6,200 Curtiss-Wright Corp. ....................................       281,713
   9,068 The Fairchild Corp., Class A Shares*.....................        62,343
 338,800 GenCorp, Inc. ...........................................     2,477,445
   9,500 Heico Corp. .............................................       147,250
     540 Heico Corp., Class A Shares..............................         6,851
 211,640 Kaman Corp., Class A Shares..............................     2,777,775
   8,800 Kellstrom Industries, Inc.*(a)...........................        45,100
  14,500 Orbital Sciences Corp.*..................................       129,594
 141,500 Primex Technologies, Inc. ...............................     3,431,375
   2,100 Remec, Inc.*.............................................        59,850
   6,998 Sequa Corp., Class A Shares*.............................       323,658
  13,800 Triumph Group, Inc.*.....................................       423,488
                                                                     -----------
                                                                      11,176,365
                                                                     -----------

 Agriculture -- 0.1%
  11,732 Agribrands International, Inc.*..........................       466,347
   6,900 Delta & Pine Land Co. ...................................       168,619
   6,000 Seminis, Inc., Class A Shares*...........................         9,750
                                                                     -----------
                                                                         644,716
                                                                     -----------

 Airlines -- 0.3%
  33,875 Airtran Holdings, Inc.*..................................       139,734
  29,275 Alaska Air Group, Inc.*(a)...............................       761,150
  42,721 America West Holdings Corp., Class B Shares*.............       624,795
  20,000 Mesa Air Group, Inc.*....................................       111,250
  13,000 Mesaba Holdings, Inc.*...................................       141,375
  16,135 Midwest Express Holdings, Inc.*..........................       365,054
   1,300 Skywest Inc. ............................................        64,594
                                                                     -----------
                                                                       2,207,952
                                                                     -----------

 Apparel -- 1.1%
     600 Columbia Sportswear Co.*.................................        24,525
   5,834 Donna Karan International, Inc.*.........................        35,369
 193,393 Kellwood Co. ............................................     3,094,288
  33,900 Nautica Enterprises, Inc.*...............................       400,444
   2,781 Oxford Industries, Inc. .................................        61,530
  24,259 Phillips-Van Heusen Corp. ...............................       221,363
  61,100 Polo Ralph Lauren Corp.*.................................     1,183,813

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Small Capitalization Value Equity Investments
--------------------------------------------------------------------------------

 Shares                         Security                            Value

--------------------------------------------------------------------------------
 Apparel -- 1.1% (continued)
  15,500 Quiksilver, Inc.*....................................   $   230,563
  54,182 Reebok International Ltd.*(a)........................     1,039,617
  33,600 Russell Corp. .......................................       640,500
  44,200 Stride Rite Corp.....................................       265,200
  69,659 Unifi, Inc.*.........................................       788,017
   6,100 Vans, Inc.*..........................................        95,313
  63,100 Warnaco Group, Inc. .................................       315,500
  47,700 Wolverine Worldwide, Inc. ...........................       521,719
                                                                 -----------
                                                                   8,917,761
                                                                 -----------

 Auto Manufacturers -- 0.4%
  14,150 Oshkosh Truck Corp. .................................       502,325
 272,042 Wabash National Corp. ...............................     3,026,467
                                                                 -----------
                                                                   3,528,792
                                                                 -----------

 Auto Parts & Equipment -- 1.9%
   9,200 American Axle & Manufacturing Holdings, Inc.* .......       132,250
 318,751 ArvinMeritor, Inc. ..................................     5,259,342
  13,350 Bandag, Inc. ........................................       434,709
  89,806 Borg Warner, Inc.....................................     3,087,081
  78,510 Collins & Aikman Corp.*..............................       407,271
  76,300 Cooper Tire & Rubber Co. (b).........................       920,369
  21,800 Delco Remy International, Inc.*......................       171,675
  14,700 Dura Automotive Systems, Inc.*.......................       158,025
  18,482 Exide Corp...........................................       166,338
  86,400 Federal-Mogul Corp. (a)(b)...........................       891,000
  18,800 Hayes Lemmerz International, Inc.*...................       242,050
   3,000 Keystone Automotive Industries, Inc.*................        16,875
  79,900 Lear Corp.*..........................................     1,722,844
  17,600 Miller Industries, Inc.*.............................        25,300
  26,140 Modine Manufacturing Co. ............................       735,188
  23,095 Superior Industries International, Inc. .............       749,144
  40,300 Tenneco Automotive, Inc. ............................       287,138
  10,179 Titan International, Inc. ...........................        51,531
  47,298 Tower Automotive, Inc.*..............................       538,015
                                                                 -----------
                                                                  15,996,145
                                                                 -----------

 Banks -- 6.1%
   9,500 Alabama National BanCorp.............................       183,469
  31,389 Amcore Financial, Inc. ..............................       566,964
  16,124 Area Bancshares Corp. ...............................       362,790
   4,050 Bancfirst Corp. .....................................       128,841
   2,500 Bancfirst Ohio Corp. ................................        37,500
  66,732 BancorpSouth, Inc. (b)...............................       975,956
  11,300 Bank of Granite Corp. ...............................       258,488
  31,955 Bay View Capital Corp................................       311,561
  12,654 BOK Financial Corp.*.................................       226,190
  16,980 Brenton Banks, Inc. .................................       207,740
  10,004 BSB Bancorp, Inc. ...................................       220,088
  19,764 BT Financial Corp....................................       355,752
   4,815 Capital City Bank Group, Inc. .......................        96,300
   9,900 Cathay Bancorp, Inc. ................................       493,763
  13,000 Century South Banks, Inc. ...........................       284,375
  16,307 Chemical Financial Corp. ............................       350,601

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Small Capitalization Value Equity Investments
--------------------------------------------------------------------------------

 Shares                           Security                              Value

--------------------------------------------------------------------------------
 Banks -- 6.1% (continued)
  28,097 Chittenden Corp. .........................................  $   769,155
  56,511 Citizens Banking Corp., Michigan (b)......................    1,299,753
   5,700 City Bank Lynnwood, Washington............................      163,163
 114,080 The Colonial BancGroup, Inc. (b)..........................    1,112,280
  15,737 Commerce Bancorp, Inc., New Jersey........................      813,406
  61,400 Community First Bankshares, Inc. .........................    1,105,200
  13,185 Corus Bankshares, Inc.....................................      435,105
   9,900 CPB Inc. .................................................      256,163
  54,200 Cullen/Frost Bankers, Inc. ...............................    1,680,200
     620 CVB Financial Corp. ......................................        9,920
  26,400 East-West Bancorp, Inc....................................      450,450
  25,401 F.N.B. Corp. of Pennsylvania..............................      558,822
   7,527 F&M Bancorp/Frederick Maryland............................      159,008
  30,731 F&M National Corp. .......................................      749,068
   5,500 Farmers Capital Bank Corp. ...............................      198,688
  13,700 First Bancorp of Puerto Rico..............................      267,150
     500 First Busey Corp..........................................        9,250
  32,000 First Charter Corp. ......................................      514,000
   6,905 First Citizens Bancshares, Class A Shares.................      454,435
  63,494 First Commonwealth Financial Corp. .......................      607,161
  32,800 First Financial Bancorp...................................      553,500
  11,711 First Financial Bankshares, Inc...........................      374,752
   6,768 First Financial Corp. of Indiana..........................      209,808
  10,580 First Merchants Corp. ....................................      236,066
  45,521 First Midwest Bancorp Inc. of Illinois....................    1,174,991
  12,316 First Source Corp.........................................      229,386
  29,342 First United Bancshares of Arkansas.......................      476,808
  14,400 Frontier Financial Corp...................................      277,200
  53,750 Fulton Financial Corp. (b)................................    1,128,750
   6,986 GBC Bancorp of California.................................      264,595
   1,430 Glacier Bancorp, Inc. ....................................       18,143
  32,100 Gold Banc Corp., Inc. ....................................      172,036
   2,700 Hamilton Bancorp, Inc.*...................................       40,163
  13,151 Hancock Holding Co........................................      422,476
   9,693 Harleysville National Corp................................      292,002
 147,681 Hudson United Bancorp (b).................................    3,719,715
  35,028 Imperial Bancorp*.........................................      761,859
   4,450 Independent Bank Corp. of Massachusetts...................       61,466
  21,503 Integra Bank Corp.........................................      413,933
  15,618 International Bancshares Corp.............................      479,277
  12,300 Irwin Financial Corp......................................      182,194
  59,500 Keystone Financial, Inc...................................    1,368,500
  12,888 MidAmerica Bancorp........................................      335,088
  13,300 Mid-State Bancshares......................................      395,675
   2,100 Midwest Banc Holdings, Inc. ..............................       28,613
   6,500 Mississippi Valley Bancshares.............................      165,750
   9,845 National Penn Bancshares, Inc. ...........................      199,361
  16,900 NBT Bancorp, Inc. ........................................      192,238
  10,550 Omega Financial Corp. ....................................      292,763
  11,400 Oriental Financial Group..................................      149,625
   2,400 Pacific Capital Bancorp...................................       64,350
 200,000 Pacific Century Financial Corp. ..........................    2,800,000
  18,780 Premier National Bancorp, Inc.............................      380,295

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Small Capitalization Value Equity Investments
--------------------------------------------------------------------------------

 Shares                        Security                            Value

-------------------------------------------------------------------------------
 Banks -- 6.1% (continued)
  29,646 Provident Bankshares Corp. .........................   $   422,456
  25,700 Provident Financial Group, Inc. ....................       676,231
  12,700 R&G Financial Corp., Class B Shares.................       131,763
  53,598 Republic Bancorp....................................       475,682
   2,000 Republic Bancorp Inc. of Kentucky, Class A Shares           13,688
         (a).................................................
   3,000 Republic Bancshares, Inc.*..........................        36,375
  57,759 Republic Security Financial Corp. ..................       249,086
  22,688 Riggs National Corp. of Washington D.C. ............       270,838
  27,806 S&T Bancorp, Inc. ..................................       548,734
  10,600 Sandy Spring Bancorp, Inc. .........................       230,550
  10,180 Santander Bancorp...................................       119,615
   2,600 Second Bancorp, Inc. ...............................        37,863
  13,900 Silicon Valley Bancshares*..........................       800,988
  93,786 Sky Financial Group, Inc. ..........................     1,641,255
  51,057 The South Financial Group, Inc. ....................       663,741
  20,600 Southwest Bancorp of Texas*.........................       598,688
  21,800 Sterling Bancshares, Inc. of Texas..................       308,947
 237,450 Susquehanna Bancshares, Inc. .......................     3,398,503
  15,348 Texas Regional Bancshares, Class A Shares...........       391,374
   6,711 Three Rivers Bancorp, Inc. .........................        53,688
  19,200 Trust Co. of New Jersey.............................       316,800
  74,700 Trustmark Corp. ....................................     1,381,950
   9,600 UCBH Holdings, Inc. ................................       290,400
  19,641 UMB Financial Corp. ................................       708,304
  37,100 United Bankshares, Inc. ............................       737,363
  13,433 United National Bancorp of New Jersey...............       235,078
   9,722 US Bancorp, Inc. of Pennsylvania....................        42,838
   9,760 USB Holding Co., Inc. ..............................       130,540
  32,900 W. Holding Co., Inc. ...............................       310,494
  22,991 Wesbanco, Inc. .....................................       537,415
  27,300 WestAmerica Bancorp. ...............................       827,531
  26,761 Whitney Holding Corp. ..............................       951,688
                                                                -----------
                                                                 52,074,599
                                                                -----------

 Beverages -- 0.1%
     500 Beringer Wine Estates Holdings, Inc., Class B               27,656
         Shares*.............................................
  12,200 Canandaigua Brands, Inc., Class A Shares*...........       657,275
   1,135 Farmer Brothers Co. ................................       195,575
   9,262 Robert Mondavi Corp., Class A Shares*...............       379,742
                                                                -----------
                                                                  1,260,248
                                                                -----------

 Biotechnology -- 0.2%
   1,000 Aclara BioSciences, Inc.*...........................        39,000
   2,200 Aviron*.............................................        99,000
  10,161 Bio-Rad Labs, Class A Shares*.......................       250,215
  39,700 Cell Genesys, Inc.*.................................     1,223,226
   1,400 Diversa Corp.*......................................        39,900
     900 Exelixis, Inc.*.....................................        40,500
   1,300 Intermune Pharmaceuticals, Inc.*....................        49,481
   1,000 Lexicon Genetics, Inc. of Texas.....................        33,250
   1,000 Lynx Therapeutics, Inc.*............................        34,750
     900 Orchid BioSciences, Inc.*(a)........................        40,444
   1,000 Sequenom, Inc.*(a)..................................        30,125

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Small Capitalization Value Equity Investments
--------------------------------------------------------------------------------

 Shares                           Security                              Value

--------------------------------------------------------------------------------
 Biotechnology -- 0.2% (continued)
   5,100 Targeted Genetics Corp.*.................................   $    68,850
   2,400 Transkaryotic Therapies, Inc.*(a)........................       104,100
                                                                     -----------
                                                                       2,052,841
                                                                     -----------

 Building Materials -- 1.9%
   1,900 Advanced Lighting Technologies, Inc.*....................        30,400
  44,800 Armstrong Holdings, Inc. ................................       714,000
 125,000 Butler Manufacturing Co. ................................     2,773,438
 120,754 Centex Construction Products, Inc. ......................     3,116,963
  35,200 Comfort Systems USA, Inc.*...............................       193,600
   2,000 Elcor Corp. .............................................        32,875
  17,862 Florida Rock Industrial, Inc. ...........................       686,571
  17,000 Genlyte Group, Inc.*.....................................       397,375
  48,016 Lennox International, Inc. (b)...........................       663,221
   2,000 Mestek, Inc.*............................................        33,875
  21,482 NCI Building Systems, Inc.*..............................       378,620
  12,881 Nortek Inc.*.............................................       263,255
  57,412 Owens Corning............................................       297,825
  33,300 Rayonier Inc. ...........................................     1,384,031
   3,400 Republic Group, Inc. ....................................        60,563
   2,800 Simpson Manufacturing Co., Inc.*.........................       131,600
  25,897 Texas Industries, Inc....................................       883,735
   6,000 U.S. Aggregates, Inc.....................................       103,500
 226,156 Universal Forest Products, Inc.  ........................     2,841,085
  46,300 York International Corp..................................     1,151,713
                                                                     -----------
                                                                      16,138,245
                                                                     -----------

 Chemicals -- 3.3%
  35,615 A. Schulman, Inc. .......................................       429,606
  65,100 Airgas, Inc.*............................................       431,288
  28,318 Albemarle Corp...........................................       702,640
  23,700 Arch Chemicals, Inc......................................       431,044
   7,259 Bush Boake Allen, Inc.*..................................       318,489
   4,100 Cabot Microelectronics Corp.*(a).........................       239,338
   5,942 Cambrex Corp.............................................       278,903
  18,425 ChemFirst Inc. ..........................................       424,927
  41,547 Crompton Corp............................................       373,923
  50,160 Cytec Industries, Inc.*..................................     1,674,090
  51,600 Ethyl Corp. .............................................       106,425
  29,601 Ferro Corp. .............................................       610,521
  24,563 Geon Co..................................................       428,317
  19,130 Georgia Gulf Corp........................................       248,690
  57,800 Great Lakes Chemical Corp. (a)...........................     1,950,750
  15,954 H.B. Fuller Co...........................................       547,422
  19,740 International Specialty Products, Inc.*..................       113,505
  26,676 Lilly Industries, Inc., Class A Shares...................       816,953
  65,539 Lubrizol Corp. (b).......................................     1,421,377
  78,600 Millennium Chemicals, Inc. (b)...........................     1,296,900
  25,088 Minerals Technologies, Inc. .............................     1,301,440
  20,002 NL Industries, Inc.......................................       466,297
   5,950 Octel Corp.*.............................................        51,319
 201,300 Olin Corp................................................     3,321,450
  25,695 OM Group, Inc............................................     1,217,301

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Small Capitalization Value Equity Investments
--------------------------------------------------------------------------------

 Shares                           Security                              Value

--------------------------------------------------------------------------------
 Chemicals -- 3.3% (continued)
 369,900 Omnova Solutions, Inc....................................   $ 2,219,400
 345,873 PolyOne Corp.*...........................................     2,875,069
 127,900 RPM Inc. of Ohio.........................................     1,223,044
  61,600 Solutia, Inc. (b)........................................       927,850
   4,100 Spartech Corp. ..........................................       101,475
   7,885 Stepan Co................................................       164,599
  23,915 Terra Industries, Inc.*..................................        37,367
   9,500 Valhi, Inc...............................................       121,719
  18,000 Valspar Corp. ...........................................       531,000
  60,500 W.R. Grace & Co.*(b).....................................       480,219
  36,427 Wellman, Inc. ...........................................       439,401
                                                                     -----------
                                                                      28,324,058
                                                                     -----------

 Coal -- 0.0%
  19,463 Arch Coal, Inc...........................................       145,973
                                                                     -----------

 Commercial Services -- 3.7%
  19,155 Aaron Rents, Inc. .......................................       263,381
  18,868 ABM Industries, Inc. ....................................       509,436
  11,800 ACNielsen Corp.*.........................................       283,938
  11,212 Arch Capital Group Ltd.*.................................       170,282
  25,800 Avis Group Holdings, Inc.*...............................       793,350
   5,192 Bacou USA, Inc.*.........................................       130,449
 166,900 Banta Corp. .............................................     3,682,231
   3,654 Berlitz International, Inc.*.............................        36,997
  42,600 Billing Concepts Corp.*..................................       138,450
  41,724 Bowne & Co., Inc. .......................................       432,887
   7,400 Burns International Services Corp.*......................       159,100
   1,400 Career Education Corp.*..................................        55,913
   1,600 Carey International, Inc.*...............................        29,000
   3,900 Carriage Services, Inc., Class A Shares*.................        11,456
  13,200 CDI Corp.*...............................................       244,200
   2,900 Central Parking Corp.....................................        56,188
 111,715 Chemed Corp. ............................................     3,421,272
     900 Cornell Cos., Inc.*......................................         7,481
  10,900 Costar Group, Inc.*......................................       301,113
   3,900 CPI Corp.................................................        95,063
  80,400 Data Broadcasting Corp.*.................................       321,600
  30,100 Dollar Thrifty Automotive Group*.........................       681,013
  14,800 Edison Schools, Inc.*....................................       458,800
  17,700 Electro Rent Corp.*......................................       216,825
  69,101 Encompass Services Corp.*................................       380,056
   1,200 F.Y.I., Inc.*............................................        46,800
   7,300 First Consulting Group, Inc.*............................        51,100
   3,900 Horizon Offshore, Inc.*..................................        72,638
  10,000 Insurance Auto Auctions, Inc.*...........................       165,000
  31,000 Integrated Electrical Services, Inc.*....................       238,313
 131,700 Kelly Services, Inc., Class A Shares.....................     3,045,563
   2,000 Lason, Inc.*.............................................         4,750
  42,700 Mail-Well, Inc.*.........................................       309,575
 144,400 McGrath Rent Corp. ......................................     2,463,825
  21,400 Medical Manager Corp.*...................................       936,250
 165,000 Midas Inc................................................     2,805,000
  77,100 Modis Professional Services, Inc.*(b)....................       530,063

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Small Capitalization Value Equity Investments
--------------------------------------------------------------------------------

 Shares                           Security                              Value

--------------------------------------------------------------------------------
 Commercial Services -- 3.7% (continued)
   6,300 National Equipment Services, Inc.*.......................   $    33,075
   7,983 National Processing, Inc.*...............................        94,299
  43,200 NationsRent, Inc.*.......................................       167,400
  25,700 Navigant Consulting Co.*.................................       102,800
   7,800 NCO Group, Inc.*.........................................       135,525
   1,800 Nextera Enterprises Inc., Class A Shares*................         6,750
  58,100 Ogden Corp. (b)..........................................     1,009,488
   7,300 Organic, Inc.*...........................................        52,469
  26,500 Parexel International Corp.*.............................       264,172
  14,418 Personnel Group of America, Inc.*........................        51,364
   5,900 Pharmaceutical Product Development, Inc.*................       129,431
  25,226 Primark Corp.*...........................................       933,362
  24,100 Protection One, Inc.*....................................        42,175
   5,800 Rent-A-Center, Inc.*.....................................       191,038
   6,000 Rent-Way, Inc.*..........................................       147,000
 330,000 Service Corp. International..............................       763,125
  38,600 Sodexho Marriott Services, Inc. .........................       627,250
  23,000 Sotheby's Holdings, Inc., Class A Shares.................       475,813
  10,100 Source Information Management Co.*(a)....................       102,263
  53,724 Spherion Corp.*(b).......................................       661,477
 112,600 Stewart Enterprises, Inc.................................       358,913
  33,100 Sylvan Learning Systems, Inc.*...........................       477,881
  26,600 Trico Marine Services, Inc.*.............................       385,700
  23,800 United Rentals, Inc.*....................................       493,850
   9,400 Volt Information Sciences, Inc.*.........................       317,838
   8,215 Wackenhut Corp.*.........................................       116,550
                                                                     -----------
                                                                      31,690,366
                                                                     -----------

 Computers -- 1.0%
  14,200 Advanced Digital Information Corp.*......................       241,400
   5,600 Anacomp, Inc.*...........................................         4,725
  21,800 Analysts International Corp. ............................       181,213
   9,200 Avant! Corp.*............................................       133,975
   8,900 Caci International, Inc., Class A Shares*................       200,250
  18,100 Cambridge Technology Partners, Inc.*.....................       111,428
   2,300 Catapult Communications Corp.*...........................        41,400
   3,800 Ciber, Inc.*.............................................        39,188
  29,600 Computer Horizons Corp.*.................................       283,050
  13,000 Dot Hill Systems Corp.*..................................       115,375
  37,500 FutureLink Corp.*........................................       201,563
  24,100 Hutchinson Technology, Inc.*.............................       572,375
  56,666 Intergraph Corp.*........................................       339,996
  65,900 Iomega Corp.*(a)(b)......................................       271,838
   1,300 Maxwell Technologies, Inc.*..............................        21,288
   3,300 MCSi Inc.*...............................................       113,438
  13,400 Micron Electronics, Inc.*................................       185,088
 220,000 MTS Systems Corp. .......................................     1,388,750
   2,200 NetSolve, Inc.*..........................................        19,525
  21,200 Quantum Corp. -- Hard Disk Drive Group*..................       206,700
 225,100 Silicon Graphics, Inc.*..................................     1,055,156
 113,900 Storage Technology Corp.*................................     1,801,044
  32,600 Technology Solutions Co.*................................       100,856
   6,200 Tyler Technologies, Inc.*................................        13,563

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Small Capitalization Value Equity Investments
--------------------------------------------------------------------------------

 Shares                          Security                              Value

-------------------------------------------------------------------------------
 Computers -- 1.0% (continued)
 113,100 Western Digital Corp.*..................................   $   664,463
   6,300 Xybernaut Corp.*(a).....................................        48,825
                                                                    -----------
                                                                      8,356,472
                                                                    -----------

 Cosmetics & Personal Care -- 0.1%
  41,400 Alberto-Culver Co., Class B Shares......................     1,172,138
   9,000 Revlon, Inc., Class A Shares*(a)........................        64,125
                                                                    -----------
                                                                      1,236,263
                                                                    -----------

 Distribution & Wholesale -- 1.0%
   9,800 Anicom, Inc.*...........................................        37,669
  31,515 Handleman Co.*..........................................       389,998
 177,250 Hughes Supply Inc. .....................................     3,775,425
   3,000 JLK Direct Distribution Inc., Class A Shares*...........        21,000
  34,800 Merisel, Inc.*..........................................        38,063
 220,266 Owens & Minor Inc. .....................................     3,372,823
  15,900 United Stationers, Inc.*................................       515,756
   1,500 Valley Media, Inc.*.....................................         4,125
  19,250 Watsco Inc. ............................................       245,438
  14,600 Wesco International, Inc.*..............................       130,488
                                                                    -----------
                                                                      8,530,785
                                                                    -----------

 Diversified Financial Services -- 1.7%
  24,343 Advanta Corp., Class A Shares (a).......................       316,459
  14,100 Affiliated Managers Group, Inc.*........................       786,075
   7,100 Amresco, Inc.*..........................................         7,988
  30,910 Associates First Capital Corp.*(a)......................         1,005
   1,800 Blackrock Inc.*.........................................        73,800
   5,650 CFS Holdings, Inc., Escrow*+............................             0
  24,400 Charter Municipal Mortgage Acceptance Co. ..............       330,925
  23,430 Credit Acceptance Corp.*................................       140,580
   2,600 Creditrust Corp.*(a)....................................         3,413
  14,970 Dain Rauscher Corp. ....................................     1,204,149
   1,106 Delta Financial Corp.*(a)...............................           899
  37,100 Doral Financial Corp. ..................................       551,863
  12,200 DVI, Inc.*..............................................       224,175
   8,175 Financial Federal Corp.*................................       173,719
  72,000 Finova Group, Inc. (b)..................................       499,500
  28,300 Friedman, Billings, Ramsey Group, Inc., Class A
          Shares*................................................       210,481
   1,600 Gabelli Asset Management, Inc., Class A Shares*.........        48,200
  29,100 Jefferies Group, Inc.-New...............................       885,731
  25,800 LaBranche & Co., Inc.*..................................       777,225
   4,600 Medallion Financial Corp. ..............................        74,175
  26,100 Morgan Keegan, Inc. ....................................       523,631
  54,190 Phoenix Investment Partners, Ltd. ......................       806,076
 147,800 Raymond James Financial Corp. ..........................     4,212,300
  20,447 Southwest Securities Group, Inc. (a)....................       678,568
   5,400 Student Loan Corp. .....................................       257,513
  19,500 Tucker Anthony Sutro Corp. .............................       459,469
  27,100 UniCapital Corp.*.......................................         3,388
  29,400 United Asset Management Corp. ..........................       720,300
  10,455 Westcorp................................................       136,568
   6,500 WFS Financial, Inc.*....................................        96,281
                                                                    -----------
                                                                     14,204,456
                                                                    -----------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Small Capitalization Value Equity Investments
--------------------------------------------------------------------------------

 Shares                           Security                              Value

--------------------------------------------------------------------------------
 Electric -- 5.2%
  56,364 Avista Corp. (b).........................................   $ 1,039,211
  16,931 Black Hills Corp. .......................................       431,741
  57,500 CH Energy Group, Inc. ...................................     2,170,625
  27,507 Cleco Corp. .............................................     1,148,417
  38,500 CMP Group, Inc. .........................................     1,130,938
 265,000 Conectiv (b).............................................     4,703,750
  66,002 El Paso Electric Co.*(b).................................       886,902
  20,105 Empire District Electric Co. ............................       521,473
 120,535 Hawaiian Electric Industrial, Inc. (a)...................     3,947,521
  45,700 IDACORP, Inc. ...........................................     1,802,294
  74,600 Kansas City Power & Light Co. (a)(b).....................     2,004,875
  19,159 Madison Gas & Electric Co. ..............................       380,785
  74,250 MDU Resources Group, Inc. ...............................     1,856,250
  89,100 Minnesota Power, Inc. ...................................     1,976,906
  26,809 Northwestern Corp. ......................................       583,096
 238,800 OGE Energy Corp. (a)(b)..................................     5,104,350
  25,314 Otter Tail Power Co. ....................................       528,430
 186,354 Public Service Co. of New Mexico.........................     3,983,317
 153,490 RGS Energy Group, Inc. ..................................     3,818,064
  95,243 Sierra Pacific Resources (a).............................     1,684,611
  17,489 UIL Holdings Corp. ......................................       879,915
  35,220 UniSource Energy Corp. ..................................       548,111
  82,900 Western Resources, Inc. (b)..............................     1,658,000
  32,102 WPS Resources Corp. .....................................       965,066
                                                                     -----------
                                                                      43,754,648
                                                                     -----------

 Electrical Computer & Equipment -- 0.4%
  26,798 Belden, Inc. ............................................       700,098
  38,946 Cable Design Technologies Corp.*(a)......................     1,051,542
  35,904 General Cable Corp. .....................................       300,696
   5,063 Littelfuse, Inc.*........................................       183,850
  13,400 SLI Inc. ................................................       128,975
   2,200 Superconductor Technologies Inc.*(a).....................        48,675
  58,048 UCAR International, Inc.*................................       790,904
                                                                     -----------
                                                                       3,204,740
                                                                     -----------

 Electronics -- 0.8%
  15,800 Ampex Corp., Class A Shares*.............................        19,750
   8,100 Analogic Corp. ..........................................       303,750
   3,300 Bel Fuse Inc., Class A Shares*...........................       114,675
  10,100 Bel Fuse Inc., Class B Shares............................       352,238
   4,000 Benchmark Electronics, Inc.*(a)..........................       208,250
   7,300 Brady Corp., Class A Shares..............................       211,244
  33,957 Checkpoint Systems, Inc.*................................       271,656
   3,859 Cubic Corp. .............................................        82,969
   2,800 DDI Corp. of California*.................................       106,750
  24,500 Fisher Scientific International Inc.*(a).................       537,469
  30,600 Genrad, Inc.*............................................       269,663
   3,400 Innovex, Inc. ...........................................        51,000
   5,170 Interlogix, Inc.*........................................        79,489
   8,700 Kent Electronics Corp.*..................................       254,475
   6,288 Methode Electronics Inc., Class A Shares.................       378,066
   7,649 Moog, Inc., Class A Shares*..............................       248,593

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Small Capitalization Value Equity Investments
--------------------------------------------------------------------------------

 Shares                           Security                              Value

--------------------------------------------------------------------------------
 Electronics -- 0.8% (continued)
   4,200 Packard BioSciences Co.*.................................   $    83,475
  10,879 Park Electrochemical Corp. ..............................       437,200
  45,660 Paxar Corp.*.............................................       502,260
   3,900 SBS Technologies, Inc.*..................................       201,094
  60,600 Sensormatic Electronics Corp.*...........................     1,007,475
  15,200 Stoneridge, Inc.*........................................       157,700
     862 Thermo Electron Corp.*(a)................................        20,042
   4,300 Viasystems Group, Inc.*..................................        70,950
  21,026 Watts Industries, Inc., Class A Shares...................       236,543
   9,700 Woodhead Industries, Inc. ...............................       191,575
  10,400 Woodward Governor Co. ...................................       412,100
   2,100 X-Rite, Inc. ............................................        20,213
                                                                     -----------
                                                                       6,830,664
                                                                     -----------

 Engineering & Construction -- 0.3%
  11,500 EMCOR Group, Inc.*.......................................       278,336
  50,000 Foster Wheeler Corp. ....................................       353,125
  22,062 Granite Construction, Inc. ..............................       501,911
  27,441 Jacobs Engineering Group, Inc.*..........................     1,042,758
  38,481 Morrison Knudsen Corp.*..................................       461,772
  15,500 URS Corp.*...............................................       204,406
                                                                     -----------
                                                                       2,842,308
                                                                     -----------

 Entertainment -- 0.4%
   1,024 AMC Entertainment, Inc.*.................................         1,920
   8,300 Anchor Gaming*...........................................       607,975
   8,900 Carmike Cinemas, Inc., Class A Shares*...................        17,266
   1,600 Championship Auto Racing Teams, Inc.*....................        37,300
   9,300 Churchill Downs, Inc. (a)................................       219,713
   4,000 Dover Downs Entertainment, Inc. .........................        40,250
  32,700 Fairfield Communities, Inc.*.............................       261,600
  22,233 Gaylord Entertainment Co. ...............................       580,837
   7,143 GC Co., Inc.*............................................       106,252
  16,300 GTECH Holdings Corp.*....................................       291,363
   6,400 Loews Cineplex Entertainment Corp.*......................        11,600
   3,909 Pinnacle Entertainment, Inc.*............................        80,623
   8,900 Scientific Games Holdings Corp.*.........................       230,288
   3,900 Speedway Motorsports, Inc.*..............................       100,669
   3,000 Steinway Musical Instruments, Inc.*......................        53,250
   4,600 Sunterra Corp.*..........................................           506
  19,100 Vail Resorts, Inc.*(a)...................................       350,963
                                                                     -----------
                                                                       2,992,375
                                                                     -----------

 Environmental Control -- 0.2%
  40,426 Calgon Carbon Corp. .....................................       343,621
  16,500 Casella Waste Systems, Inc., Class A Shares*.............       161,906
   3,300 Catalytica, Inc.*........................................        43,931
   7,973 Imco Recycling, Inc. ....................................        63,784
  18,756 Ionics, Inc.*............................................       559,163
  10,839 Mine Safety Appliances Co. ..............................       222,200
   2,600 Stericycle, Inc.*........................................        58,500
   7,700 US Liquids, Inc.*........................................        33,688
   5,500 Waste Connections, Inc.*.................................       127,875
                                                                     -----------
                                                                       1,614,668
                                                                     -----------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Small Capitalization Value Equity Investments
--------------------------------------------------------------------------------

 Shares                           Security                              Value

--------------------------------------------------------------------------------
 Food -- 3.2%
  15,100 American Italian Pasta Co., Class A Shares*..............   $   255,756
  18,800 Aurora Foods, Inc.*......................................        72,850
  55,900 Chiquita Brands International, Inc. .....................       185,169
  10,741 ConAgra Inc. ............................................       196,695
 143,050 Corn Products International, Inc. .......................     3,594,131
 143,600 Dean Foods Co. ..........................................     4,487,500
  53,500 Del Monte Foods Co.*.....................................       351,094
  54,200 Dole Food Co. (b)........................................       765,575
  48,288 Earthgrains Co. .........................................       851,076
  46,534 Fleming Cos., Inc. ......................................       718,369
  11,600 Grand Union Co.*.........................................         2,552
  20,012 Great Atlantic & Pacific Tea Co., Inc. ..................       280,168
  14,400 Imperial Sugar Co. ......................................        18,000
  11,389 Ingles Markets, Inc., Class A Shares.....................       112,466
  20,100 International Multifoods Corp. ..........................       327,881
  44,400 Interstate Bakeries Corp. ...............................       796,425
   3,100 J&J Snack Foods Corp.*...................................        43,788
  29,800 Lance Inc. ..............................................       277,513
 137,385 Michael Foods, Inc. .....................................     3,262,894
   5,028 Performance Food Group Co.*..............................       186,665
  16,427 Pilgrims Pride Corp., Class B Shares.....................       111,909
  32,400 Ralcorp Holdings, Inc.*..................................       437,400
  43,282 Riviana Foods, Inc. .....................................       741,204
  34,721 Ruddick Corp. ...........................................       425,332
   6,300 Sanderson Farms, Inc. ...................................        40,163
     433 Seaboard Corp. ..........................................        84,435
  66,400 Smithfield Foods, Inc.*..................................     1,763,750
  35,300 Suiza Foods Corp.*(a)....................................     1,765,000
   1,700 United Natural Foods, Inc.*..............................        25,713
 210,800 Universal Foods Corp. ...................................     4,321,400
  22,900 Vlasic Foods International Inc.*.........................        37,213
   8,500 Weis Markets, Inc. ......................................       289,000
   2,100 Whole Foods Market, Inc.*................................       106,050
  13,400 Wild Oats Markets, Inc.*.................................       144,050
  12,700 Zapata Corp.*............................................        40,481
                                                                     -----------
                                                                      27,119,667
                                                                     -----------

 Forest Products & Paper -- 1.5%
  20,700 Buckeye Technologies, Inc.*..............................       516,206
 135,405 Caraustar Industries, Inc................................     2,090,315
  18,962 Chesapeake Corp. ........................................       452,718
  12,084 Deltic Timber Corp. .....................................       241,680
 126,700 Louisiana-Pacific Corp. .................................     1,338,269
  29,781 P.H. Glatfelter Co. .....................................       312,701
 157,300 Pope & Talbot Inc. ......................................     3,126,338
  34,800 Potlatch Corp. (a).......................................     1,170,150
  16,905 Rock-Tenn Co., Class A Shares............................       174,333
  17,359 Schweitzer-Mauduit International, Inc. ..................       251,706
 350,398 Wausau-Mosinee Paper Corp. ..............................     3,109,782
                                                                     -----------
                                                                      12,784,198
                                                                     -----------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Small Capitalization Value Equity Investments
--------------------------------------------------------------------------------

 Shares                           Security                              Value

--------------------------------------------------------------------------------
 Gas -- 3.6%
  65,588 AGL Resources, Inc. (b)..................................   $ 1,242,073
  38,621 Atmos Energy Corp. ......................................       801,386
  14,900 Cascade Natural Gas Corp. ...............................       253,300
   3,000 CTG Resources, Inc. .....................................       121,500
 178,066 Energen Corp. ...........................................     4,618,587
  21,813 Laclede Gas Co. .........................................       470,343
  21,503 New Jersey Resources Corp. ..............................       860,120
 160,736 Northwest Natural Gas Co. ...............................     3,696,928
  15,373 NUI Corp. ...............................................       462,151
  35,565 Oneok Inc. (a)...........................................     1,135,857
 128,000 Peoples Energy Corp. ....................................     4,160,000
  38,508 Piedmont Natural Gas Co. ................................     1,066,190
   6,500 Providence Energy Corp. .................................       275,438
  21,239 Semco Energy, Inc. (a)...................................       318,585
  13,480 South Jersey Industries, Inc. ...........................       363,960
  36,651 Southern Union Co.*......................................       657,427
  38,567 Southwest Gas Corp. .....................................       727,952
  31,614 Southwestern Energy Co. .................................       245,009
 158,459 UGI Corp. ...............................................     3,614,846
  74,885 Vectren Corp. (b)........................................     1,422,815
 161,124 Washington Gas Light Co. (b).............................     4,078,451
                                                                     -----------
                                                                      30,592,918
                                                                     -----------

 Hand & Machine Tools -- 1.3%
  27,676 Baldor Electric Co. .....................................       543,142
  33,000 Hardinge, Inc. ..........................................       363,000
  36,000 Kennametal, Inc. ........................................       922,500
  40,922 Lincoln Electric Holdings, Inc. .........................       598,484
 226,062 Milacron, Inc. ..........................................     3,489,832
 186,200 Regal Beloit Corp. ......................................     3,211,950
  70,511 Snap-On, Inc. ...........................................     2,172,620
                                                                     -----------
                                                                      11,301,528
                                                                     -----------

 Health Care -- 2.9%
  24,000 Acuson Corp.*............................................       345,000
   8,600 Alterra Healthcare Corp.*(a).............................        20,963
   1,500 American Retirement Corp.*...............................         7,875
  24,100 AmeriPath, Inc.*.........................................       328,363
   4,733 Apria Healthcare Group, Inc.*............................        70,403
  92,016 Arrow International, Inc. ...............................     3,278,070
 124,742 Beverly Enterprises, Inc.*...............................       647,099
   1,900 Britesmile, Inc.*........................................        13,300
   3,100 Cerus Corp.*.............................................       164,494
   4,600 Columbia Laboratories, Inc.*.............................        25,300
  13,500 Conmed Corp.*............................................       182,250
   1,100 Cooper Co., Inc. ........................................        36,163
  62,500 Covance, Inc.*...........................................       648,438
  70,200 Coventry Health Care, Inc.*(b)...........................     1,123,200
   3,938 Datascope Corp. .........................................       138,815
   9,599 Diagnostic Products Corp. ...............................       406,758
  57,500 Edwards Lifesciences Corp.*..............................     1,509,375
 124,600 Foundation Health Systems, Inc., Class A Shares*.........     2,188,288
   2,175 Gentiva Health Services, Inc.*...........................        24,197

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Small Capitalization Value Equity Investments
--------------------------------------------------------------------------------

 Shares                           Security                              Value

--------------------------------------------------------------------------------
 Health Care -- 2.9% (continued)
   9,805 Haemonetics Corp. of Massachusetts*......................   $   246,963
   7,900 Hanger Orthopedic Group, Inc.*...........................        27,650
  26,000 Henry Schein, Inc.*......................................       477,750
 193,600 Humana, Inc.*(b).........................................     1,657,700
 140,306 Invacare Corp. ..........................................     3,779,493
  21,100 Magellan Health Services*................................        68,575
  95,300 Manor Care, Inc.*(b).....................................     1,274,638
  24,880 Mid Atlantic Medical Services Inc.*......................       401,190
   4,500 Oakley, Inc.*(a).........................................        76,219
  11,700 Ocular Sciences, Inc.*...................................       125,775
   2,000 Oratec Interventions, Inc.*..............................        71,125
   3,900 Pediatrix Medical Group, Inc.*...........................        51,919
  47,800 Phycor, Inc.*............................................         6,214
   3,600 Province Healthcare Co.*.................................       161,550
  87,954 PSS World Medical, Inc.*.................................       549,713
  87,079 Quorum Health Group, Inc.*(b)............................     1,121,142
  14,900 Res-Care, Inc.*..........................................        72,172
  15,400 Respironics, Inc.*.......................................       291,638
   3,400 Rightchoice Managed Care, Inc.*..........................        67,150
   2,000 SonoSite, Inc.*..........................................        66,875
  80,000 Steris Corp.*............................................       820,000
  12,500 Sunrise Assisted Living, Inc.*...........................       248,438
  81,500 Total Renal Care Holdings Inc.*..........................       570,500
   4,271 Trex Medical Corp.*......................................         4,004
  16,137 Triad Hospitals, Inc.*...................................       465,956
  85,369 US Oncology, Inc.*.......................................       477,533
   7,486 Vital Signs, Inc. .......................................       136,152
  14,088 West Pharmaceutical Services, Inc. ......................       293,207
                                                                     -----------
                                                                      24,769,592
                                                                     -----------

 Holding Companies - Diversified -- 0.1%
   8,000 Triarc Cos., Inc.*.......................................       182,000
  38,494 Walter Industries, Inc. .................................       317,576
                                                                     -----------
                                                                         499,576
                                                                     -----------

 Home Builders -- 2.2%
  71,505 Centex Corp. (b).........................................     2,064,707
  55,944 Champion Enterprises, Inc.*..............................       370,629
 120,900 Clayton Homes, Inc. (b)..................................     1,178,775
  25,873 Coachmen Industries, Inc. ...............................       287,837
   8,800 Crossmann Communities, Inc.*.............................       161,150
  56,073 D.R. Horton, Inc. .......................................     1,100,433
  20,116 Del E. Webb Corp.*.......................................       450,096
  39,200 Fleetwood Enterprises, Inc. .............................       536,550
  58,768 Kaufman & Broad Home Corp. (b)...........................     1,458,181
  57,918 Lennar Corp. (b).........................................     1,599,985
 140,500 MDC Holdings, Inc. ......................................     3,521,281
  18,700 Monaco Coach Corp.*......................................       327,250
   5,500 NVR, Inc.*...............................................       404,250
  17,538 Oakwood Homes Corp. .....................................        28,499
  21,547 Palm Harbor Homes, Inc.*.................................       315,125
  36,274 Pulte Corp. .............................................     1,194,775
  15,449 Ryland Group, Inc. ......................................       379,466

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Small Capitalization Value Equity Investments
--------------------------------------------------------------------------------

 Shares                           Security                              Value

--------------------------------------------------------------------------------
 Home Builders -- 2.2% (continued)
   2,100 Skyline Corp. ...........................................   $    46,463
  28,233 Standard-Pacific Corp. ..................................       464,080
  68,363 Thor Industries, Inc. ...................................     1,593,712
  24,383 Toll Brothers, Inc.*.....................................       795,495
  15,862 Winnebago Industries, Inc. ..............................       203,232
                                                                     -----------
                                                                      18,481,971
                                                                     -----------

 Home Furnishings -- 1.4%
  25,200 Applica, Inc.*...........................................       261,450
  19,106 Bush Industries, Inc., Class A Shares....................       248,378
  31,700 Ethan Allen Interiors, Inc. .............................       853,919
  31,325 Fedders Corp. ...........................................       162,498
  53,700 Furniture Brands International, Inc.*(b).................       865,913
  59,868 Harman International Industries, Inc. ...................     4,594,869
 190,246 Kimball International, Inc., Class B Shares .............     3,234,182
  73,871 La-Z-Boy, Inc. (b).......................................     1,186,553
  14,600 Select Comfort Corp.*(a).................................        31,025
  91,648 Sunbeam Corp.*(a)........................................       177,568
                                                                     -----------
                                                                      11,616,355
                                                                     -----------

 Household Products & Wares -- 2.0%
  78,700 American Greetings Corp., Class A Shares (b).............     1,465,788
   3,600 Blyth Inc. ..............................................        84,375
  16,100 Central Garden & Pet Co.*................................       120,750
   6,755 CSS Industries, Inc.*....................................       138,478
  64,600 Dial Corp. (a)(b)........................................       662,150
 340,000 Ennis Business Forms, Inc. ..............................     2,677,500
  31,453 John H. Harland Co. .....................................       460,000
  14,800 New England Business Service, Inc. ......................       291,375
  92,918 Pennzoil-Quaker State Co. (b)............................     1,155,668
  23,641 Playtex Products, Inc.*..................................       280,737
 157,096 Russ Berrie & Co., Inc. .................................     3,220,468
   6,080 The Scotts Co., Class A Shares*..........................       188,480
  15,417 Standard Register Co. ...................................       197,530
 172,132 Tupperware Corp. ........................................     3,474,915
 252,400 Wallace Computer Services, Inc. .........................     2,934,150
                                                                     -----------
                                                                      17,352,364
                                                                     -----------

 Housewares -- 0.3%
 203,309 Enesco Group, Inc. ......................................     1,321,509
  10,141 Libbey, Inc. ............................................       332,752
  66,200 Metromedia International Group, Inc.*....................       260,663
   3,109 Mikasa, Inc. ............................................        30,118
   5,405 National Presto Industries, Inc. ........................       164,515
  14,500 Oneida Ltd. .............................................       199,375
  13,019 Toro Co. ................................................       393,825
                                                                     -----------
                                                                       2,702,757
                                                                     -----------

 Insurance -- 3.8%
  12,420 Acceptance Insurance Co., Inc.*..........................        72,968
  47,850 Alfa Corp. ..............................................       906,159
   5,717 Alleghany Corp.*.........................................       997,259
  12,500 American National Insurance Co. .........................       768,750
 145,924 Amerus Life Holdings, Inc., Class A Shares...............     3,602,499

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Small Capitalization Value Equity Investments
--------------------------------------------------------------------------------

 Shares                           Security                              Value

--------------------------------------------------------------------------------
 Insurance -- 3.8% (continued)
  20,996 Argonaut Group, Inc. ....................................   $   346,434
  20,900 Arthur J. Gallagher, & Co. ..............................     1,024,100
  17,400 Baldwin & Lyons, Inc., Class B Shares....................       338,213
  21,976 CNA Surety Corp. ........................................       254,098
  30,645 Commerce Group, Inc. ....................................       796,770
  26,000 Crawford & Co. ..........................................       323,375
  18,278 Delphi Financial Group, Inc., Class A Shares*............       756,252
  15,138 E.W. Blanch Holdings, Inc. ..............................       332,090
  31,372 Enhance Financial Services Group Inc. ...................       494,109
  16,284 FBL Financial Group, Inc., Class A Shares................       240,189
  64,973 Fidelity National Financial Inc. (a)(b)..................     1,295,399
  66,455 First American Financial Corp. (b).......................     1,096,508
  68,900 Fremont General Corp. ...................................       219,619
  24,804 Frontier Insurance Group, Inc. (a).......................         7,751
  12,500 Great American Financial Resources, Inc. ................       224,219
  15,600 Harleysville Group, Inc. ................................       300,300
  50,000 HCC Insurance Holdings, Inc. ............................     1,056,250
  50,000 Horace Mann Educators Corp. .............................       762,500
  29,200 HSB Group, Inc. .........................................     1,166,175
  10,968 Kansas City Life Insurance Co. ..........................       366,057
  13,700 LandAmerica Financial Group, Inc. .......................       348,494
  44,910 Leucadia National Corp. .................................     1,173,274
  19,398 Liberty Corp. ...........................................       746,823
  16,200 Liberty Financial Co. ...................................       382,725
   6,626 Markel Corp.* ...........................................       966,568
  26,688 Medical Assurance, Inc.* ................................       310,248
  31,700 Mercury General Corp. ...................................       869,769
   5,000 Midland Co. .............................................       128,750
   2,659 National Western Life Insurance, Class A Shares*.........       185,631
  69,340 Ohio Casualty Corp. .....................................       511,383
   8,800 Philadelphia Consolidated Holding Corp.*(a)..............       145,200
  16,800 Pico Holdings, Inc.* ....................................       232,050
  22,100 PMA Capital Corp., Class A Shares........................       372,938
 209,271 Presidential Life Corp. .................................     3,165,224
  55,700 Reliance Group Holdings, Inc. ...........................        12,184
  10,112 RLI Corp. ...............................................       389,312
  13,244 SCPIE Holdings, Inc. ....................................       288,057
  31,074 Selective Insurance Group Inc. ..........................       557,390
  38,700 StanCorp Financial Group, Inc. ..........................     1,548,000
  14,298 State Auto Financial Corp. ..............................       179,619
  11,900 Stewart Info Service Corp. ..............................       159,906
  19,280 Trenwick Group, Inc. ....................................       365,115
  12,920 Triad Guaranty Inc.* ....................................       317,348
  43,800 UICI*....................................................       290,175
  20,635 W.R. Berkley Corp. ......................................       546,828
  12,015 Zenith National Insurance Corp. .........................       278,598
                                                                     -----------
                                                                      32,219,652
                                                                     -----------

 Internet -- 0.7%
   5,200 1-800-FLOWERS.COM, Inc.*.................................        27,300
  12,700 24/7 Media, Inc.*........................................       183,356
  13,200 The Ashton Technology Group, Inc.*.......................        47,438
   1,200 Autoweb.com, Inc.*.......................................         2,063

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Small Capitalization Value Equity Investments
--------------------------------------------------------------------------------

 Shares                           Security                              Value

--------------------------------------------------------------------------------
 Internet -- 0.7% (continued)
  13,400 barnesandnoble.com inc.*(a)..............................   $    53,600
   8,900 Buy.com*.................................................        24,753
     700 CAIS Internet, Inc.*.....................................         5,644
   6,300 Cyberian Outpost, Inc.*..................................        23,625
   6,600 Cypress Communications, Inc.*............................        34,650
  27,200 Digital Courier Technologies, Inc.*......................       116,450
     900 DigitalThink, Inc.*(a)...................................        30,656
  17,500 Drugstore.com, Inc.*(a)..................................       107,188
  10,500 E-Loan, Inc.*(a).........................................        36,422
   2,900 Expedia Inc., Class A Shares*............................        46,581
   6,000 Fidelity Holdings, Inc.*(a)..............................         8,063
   3,900 GetThere Inc.*...........................................        67,763
     862 Global Sources Ltd.*.....................................        28,608
  14,900 GlobalNet Financial.com, Inc.*...........................       147,138
  37,500 High Speed Access Corp.*.................................       215,625
   7,100 Hollywood.com, Inc.*.....................................        59,463
  27,400 HomeGrocer.com, Inc.*(a).................................       111,313
   2,100 iBEAM Broadcasting Corp.*................................        22,313
  82,700 IndyMac Bancorp Inc. (b).................................     1,395,563
  24,200 iVillage, Inc.*..........................................       161,838
   2,700 Launch Media, Inc.*......................................        20,419
  13,600 Learn2.com, Inc.*........................................        34,000
  17,400 Mail.com, Inc.*..........................................       109,838
  11,500 MedicaLogic/Medscape Inc.*...............................        76,906
  26,200 MP3.com, Inc.*(a)........................................       216,150
   7,200 National Discount Brokers Group, Inc.*...................       260,550
  41,100 NBC Internet, Inc.*......................................       431,550
  12,100 Net.B@nk, Inc.*..........................................       137,638
   4,600 NetRatings, Inc.*........................................        79,638
  16,100 NextCard, Inc.*..........................................       132,322
   1,800 OneMain.com, Inc.*.......................................        17,747
   6,200 OnHealth Network Co.*(a).................................        19,569
   7,300 Quokka Sports, Inc.*(a)..................................        50,188
   6,400 SciQuest.com, Inc.*......................................        61,600
   1,400 SmartServ Online, Inc.*..................................        51,538
  33,400 SoftNet Systems, Inc.*...................................       231,713
   9,400 SportsLine.com, Inc.*....................................       166,263
  35,100 Stamps.com, Inc.*(a).....................................       230,344
   7,400 Travelocity.com Inc.*....................................       101,750
  10,862 VelocityHSI, Inc.*.......................................        38,017
   4,500 Ventro Corp.*(a).........................................        64,125
   2,600 Via Net.Works, Inc.*.....................................        33,638
  20,000 Women.com Networks, Inc.*(a).............................        66,250
                                                                     -----------
                                                                       5,589,166
                                                                     -----------

 Investment Companies -- 0.3%
  84,200 Allied Capital Corp. ....................................     1,705,050
  24,500 American Capital Strategies Ltd..........................       584,938
   6,700 Ampal American Israel, Class A Shares*...................       104,269
                                                                     -----------
                                                                       2,394,257
                                                                     -----------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Small Capitalization Value Equity Investments
--------------------------------------------------------------------------------

 Shares                           Security                              Value

--------------------------------------------------------------------------------
 Iron & Steel -- 0.9%
  99,400 AK Steel Holding Corp. (b)...............................   $ 1,080,975
 163,500 Bethlehem Steel Corp.*...................................       572,250
  22,670 Carpenter Technology Corp. ..............................       736,775
 128,456 Cleveland-Cliffs, Inc. ..................................     3,227,457
   9,060 Gibraltar Steel Corp. ...................................       158,550
 124,100 LTV Corp. ...............................................       224,931
  27,665 National Steel Corp., Class B Shares.....................       112,389
  21,440 Oregon Steel Mills, Inc..................................        54,940
  22,515 Reliance Steel & Aluminum Co. ...........................       464,372
  10,182 Rouge Industries, Inc., Class A Shares...................        35,637
  26,983 Ryerson Tull, Inc........................................       254,652
     851 Shiloh Industries, Inc.*.................................         6,276
  39,300 Steel Dynamics, Inc.*....................................       476,513
  10,000 Weirton Steel Corp.*.....................................        31,875
                                                                     -----------
                                                                       7,437,592
                                                                     -----------

 Leisure Time -- 0.2%
   2,600 American Classic Voyages Co.*............................        44,200
  43,994 AMF Bowling, Inc.*(a)....................................        24,747
  21,553 Arctic Cat, Inc. ........................................       255,268
  17,030 Callaway Golf Co. (a)....................................       245,871
  28,750 Pegasus Solutions, Inc.*.................................       571,406
   3,922 Polaris Industries, Inc. ................................       133,838
  22,700 WMS Industries, Inc.*....................................       363,200
                                                                     -----------
                                                                       1,638,530
                                                                     -----------

 Lodging -- 0.5%
  36,101 Aztar Corp.*.............................................       525,721
  35,222 Boca Resorts, Inc., Class A Shares*......................       391,845
  48,371 Boyd Gaming Corp.*.......................................       223,716
  17,700 Crestline Capital Corp.*.................................       348,469
  74,700 Extended Stay America, Inc.*(b)..........................     1,106,494
   9,900 Lodgian, Inc.*(a)........................................        26,606
  33,548 Marcus Corp. ............................................       413,060
  51,852 Prime Hospitality Corp.*.................................       537,965
       1 Station Casinos, Inc.*...................................             7
 177,922 Wyndham International, Inc., Class A Shares*.............       378,084
                                                                     -----------
                                                                       3,951,967
                                                                     -----------

 Machinery - Construction & Mining -- 0.1%
   3,100 Astec Industries, Inc.*..................................        60,838
  48,926 JLG Industries, Inc. ....................................       565,707
  30,277 Terex Corp.*.............................................       554,448
                                                                     -----------
                                                                       1,180,993
                                                                     -----------

 Machinery - Diversified -- 1.7%
  72,650 Agco Corp. ..............................................       762,825
  20,605 Albany International Corp., Class A Shares*..............       287,182
  23,454 Applied Industrial Technologies, Inc. ...................       397,252
  17,700 Briggs & Stratton Corp...................................       765,525
  13,914 Columbus McKinnon Corp. .................................       203,492
  50,583 Cummins Engine, Inc. (b).................................     1,795,697
  10,479 Detroit Diesel Corp. ....................................       239,052
  20,530 Esterline Technologies Corp.*............................       397,769

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Small Capitalization Value Equity Investments
--------------------------------------------------------------------------------

 Shares                           Security                              Value

--------------------------------------------------------------------------------
 Machinery - Diversified -- 1.7% (continued)
  46,058 Flowserve Corp...........................................   $   852,073
  19,400 Gardner Denver, Inc.*....................................       282,513
  23,360 Gerber Scientific, Inc. .................................       227,760
  25,909 IDEX Corp. ..............................................       786,986
  43,761 Imation Corp.*...........................................       973,682
   1,100 Lindsay Manufacturing Co.................................        20,075
  22,700 Magnetek, Inc.*..........................................       241,188
   7,679 Manitowoc Co. ...........................................       176,126
   7,409 Nacco Industries, Inc., Class A Shares...................       347,297
  10,477 Nordson Corp.............................................       678,386
   9,958 Robbins & Myers, Inc.....................................       237,747
  12,400 Sauer-Danfoss, Inc.......................................       113,150
  32,401 Stewart & Stevenson Services, Inc........................       522,466
  78,000 Tecumseh Products Co., Class A Shares....................     3,100,500
   7,650 Tennant Co. .............................................       335,644
  19,760 Thomas Industries, Inc. .................................       398,905
  53,200 Unova, Inc.*.............................................       399,000
                                                                     -----------
                                                                      14,542,292
                                                                     -----------
 Manufacturing - Miscellaneous -- 4.3%
  24,364 A.O. Smith Corp..........................................       383,733
  17,900 Applied Power, Inc. .....................................        88,381
  40,192 AptarGroup, Inc. ........................................       936,976
 159,682 Barnes Group, Inc. ......................................     3,103,819
   8,546 Blount International, Inc.*..............................        71,573
  30,588 Carlisle Cos., Inc. .....................................     1,401,313
 174,031 Clarcor, Inc. ...........................................     3,589,389
   7,700 Cuno Inc.*...............................................       219,450
  24,400 Dexter Corp. ............................................     1,442,650
  28,170 Donaldson Co., Inc. .....................................       595,091
  11,500 ESCO Technologies, Inc.*.................................       212,031
  55,100 Federal Signal Corp. ....................................     1,188,094
   9,000 Gentek, Inc .............................................       137,250
  23,600 Griffon Corp.*...........................................       182,900
  48,825 Harsco Corp. (b).........................................     1,357,945
  22,000 Hexcel Corp.*............................................       303,875
 167,600 Lancaster Colony Corp. ..................................     3,865,275
  55,200 Mark IV Industries, Inc. ................................     1,235,100
  43,291 MascoTech, Inc. .........................................       717,007
  19,034 Myers Industries, Inc. ..................................       266,482
  50,013 National Service Industries, Inc. (b)....................       997,134
   3,640 NCH Corp. ...............................................       135,818
  62,906 Pittston Brink's Group...................................       978,975
  54,333 Polaroid Corp. (a)(b)....................................       923,661
  28,700 Polymer Group, Inc. .....................................       200,900
  15,700 SPS Technologies, Inc.*..................................       738,881
  13,231 Standex International Corp. .............................       245,600
 332,655 Sturm Ruger & Co., Inc. .................................     2,765,195
  34,400 Teleflex, Inc. ..........................................     1,225,500
  12,300 Tredegar Corp. ..........................................       239,850
 160,360 Trinity Industries, Inc. ................................     3,106,975
  98,700 U.S. Industries, Inc. (b)................................     1,258,425
 224,597 Wabtec Corp. ............................................     2,330,194
                                                                     -----------
                                                                      36,445,442
                                                                     -----------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Small Capitalization Value Equity Investments
--------------------------------------------------------------------------------

 Shares                           Security                              Value

--------------------------------------------------------------------------------
 Media -- 1.2%
   1,400 Ackerley Group, Inc. ....................................   $    15,838
  11,800 Acme Communications, Inc.*...............................       166,675
   2,200 Beasley Broadcasting Group, Class A Shares*..............        27,088
   5,600 Crown Media Holdings, Inc., Class A Shares*..............        89,950
  41,700 Cumulus Media, Inc., Class A Shares*.....................       307,538
  45,400 Hollinger International, Inc. ...........................       743,425
  14,000 Houghton Mifflin Co. ....................................       688,625
   2,200 IDG Books Worldwide Inc., Class A Shares*................        19,869
  21,700 Insight Communications Co., Inc.*........................       386,531
  55,300 Journal Register Co.*....................................       912,450
  10,900 Lee Enterprises, Inc. ...................................       305,200
   7,600 LodgenNet Entertainment Corp.*...........................       201,875
  22,102 The McClatchy Co., Class A Shares........................       791,528
  24,546 Media General, Inc., Class A Shares......................     1,264,119
  15,400 Mediacom Communications Corp.*...........................       219,209
  20,100 Meredith Corp. ..........................................       548,981
     716 On Command Corp.*........................................         9,487
  21,100 Playboy Enterprises, Class B Shares*.....................       309,906
  10,200 Pulitzer, Inc. ..........................................       439,238
   6,900 Regent Communications, Inc.*.............................        60,375
  27,800 Salem Communications Corp.*..............................       323,175
   6,710 Scholastic Corp.*........................................       430,698
  50,000 Sinclair Broadcast Group, Inc., Class A Shares*..........       603,125
   2,300 Source Media, Inc.*(a)...................................        14,088
   2,000 Value Line, Inc..........................................        71,750
   2,500 World Wrestling Federation Entertainment, Inc.*..........        53,438
  41,800 WorldPages.com, Inc.*....................................       175,038
   2,800 XM Satellite Radio Holdings, Inc., Class A Shares*.......       119,700
   2,700 Young Broadcasting, Inc., Class A Shares*................        95,513
  37,500 Ziff-Davis Inc. .........................................       412,500
                                                                     -----------
                                                                       9,806,932
                                                                     -----------

 Metal Fabricate & Hardware -- 1.9%
   4,596 A.M. Castle & Co. .......................................        48,258
 117,238 Commercial Metals Co. ...................................     3,275,337
 200,000 Intermet Corp. ..........................................     1,550,000
  35,300 Kaydon Corp. ............................................       778,806
   6,478 Lawson Products, Inc. ...................................       163,570
  25,000 Metals USA, Inc. ........................................       120,313
  39,658 Mueller Industries, Inc.*................................     1,251,706
  19,600 NS Group, Inc.*..........................................       345,450
   5,600 Penn Engineering & Manufacturing Corp. ..................       186,550
  74,900 Precision Castparts Corp. ...............................     5,692,400
  18,376 Quanex Corp. ............................................       343,402
   3,100 Shaw Group, Inc.*........................................       172,631
  58,923 Timken Co. (b)...........................................       961,181
  10,400 Valmont Industries, Inc. ................................       196,950
   9,617 Wolverine Tube, Inc.*....................................       159,883
  83,601 Worthington Industries, Inc. (b).........................       872,585
                                                                     -----------
                                                                      16,119,022
                                                                     -----------

 Mining -- 0.3%
  19,804 Amcol International Corp. ...............................        65,601
  18,821 Brush Engineered Materials, Inc. ........................       439,941

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Small Capitalization Value Equity Investments
--------------------------------------------------------------------------------

 Shares                           Security                              Value

--------------------------------------------------------------------------------
 Mining -- 0.3% (continued)
  15,800 Century Aluminum Co. ....................................   $   206,388
  40,858 Kaiser Aluminum Corp.*...................................       232,380
  22,112 RTI International Metals, Inc.*..........................       310,950
  31,600 Southern Peru Copper Corp. ..............................       440,425
   9,500 Titanium Metals Corp. ...................................        83,125
 101,600 USEC, Inc. ..............................................       444,500
                                                                     -----------
                                                                       2,223,310
                                                                     -----------
 Office/Business Equipment -- 0.1%
   2,972 General Binding Corp. ...................................        26,377
 177,000 Ikon Office Solutions, Inc. (b)..........................       885,000
                                                                     -----------
                                                                         911,377
                                                                     -----------


 Office Furnishings -- 0.2%
   4,300 Compx International Inc. ................................        97,556
  33,343 HON INDUSTRIES Inc. .....................................       898,177
  55,490 Interface, Inc. .........................................       384,962
   4,060 Virco Manufacturing Corp. ...............................        52,273
                                                                     -----------
                                                                       1,432,968
                                                                     -----------

 Oil & Gas Producers -- 3.6%
   2,200 Barrett Resources Corp.*.................................        76,175
   8,400 Basin Exploration, Inc.*.................................       168,000
  12,200 Belco Oil & Gas Corp.*...................................       111,325
 200,500 Berry Petroleum, Class A Shares..........................     3,809,500
 167,229 Cabot Oil & Gas Corp., Class A Shares....................     3,344,580
   3,800 Callon Petroleum Co.*....................................        58,188
  24,900 Comstock Resources, Inc.*................................       247,444
 166,000 Cross Timbers Oil Co. (a)................................     4,388,625
   9,000 Denbury Resources, Inc.*.................................        62,438
  33,500 EEX Corp.*...............................................       184,250
   5,400 Evergreen Resources, Inc.*...............................       157,613
  12,800 Forcenergy, Inc.*........................................       309,600
  17,365 Forest Oil Corp.*........................................       265,902
  53,000 Harken Energy Corp.*(a)..................................        43,063
   5,900 KEY Production Co., Inc.*................................       106,200
   1,747 Louis Dreyfus Natural Gas*...............................        60,708
  19,100 McMoRan Exploration Co.*.................................       198,163
 125,000 Mitchell Energy & Development Corp., Class A Shares......     5,000,000
  18,168 Nuevo Energy Co.*........................................       348,599
  82,095 Parker Drilling Co.*.....................................       590,058
  13,200 Patina Oil & Gas Corp. ..................................       280,500
   3,500 Penn Virginia Corp. .....................................        95,594
 120,314 Pioneer Natural Resources Co.*(b)........................     1,669,357
  21,700 Pure Resources, Inc.*....................................       419,081
  85,000 St. Mary Land & Exploration Co. .........................     3,516,875
  37,612 Tesoro Petroleum Corp.*..................................       362,016
  32,228 Tom Brown, Inc.*.........................................       700,959
  14,600 Unit Corp.*..............................................       228,125
 175,702 Vintage Petroleum, Inc. .................................     3,689,742
                                                                     -----------
                                                                      30,492,680
                                                                     -----------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Small Capitalization Value Equity Investments
--------------------------------------------------------------------------------

 Shares                           Security                              Value

--------------------------------------------------------------------------------
 Oil & Gas Services -- 0.3%
  33,001 Friede Goldman Halter, Inc.*.............................   $   185,631
   3,100 Gulf Island Fabrication, Inc.*...........................        57,350
  44,517 Input/Output, Inc.*......................................       400,653
   8,300 Newpark Resources, Inc.*.................................        85,075
  24,029 Oceaneering International, Inc.*.........................       419,006
  12,276 RPC Inc. ................................................       135,036
  19,962 SEACOR SMIT, Inc.*.......................................       909,519
  21,100 Seitel, Inc.*............................................       331,006
   3,700 Universal Compression Holdings, Inc.*....................       121,638
   5,900 Veritas DGC Inc.*........................................       157,456
                                                                     -----------
                                                                       2,802,370
                                                                     -----------

 Packaging & Containers -- 0.6%
  36,100 Ball Corp. ..............................................     1,249,963
  37,700 Gaylord Container Corp., Class A Shares*.................       103,675
  13,400 Graphic Packaging International Corp.*...................        26,800
  17,158 Greif Brothers Corp. ....................................       495,437
   7,700 Ivex Packaging Corp.*....................................        84,700
  61,242 Longview Fibre Co. ......................................       696,628
  19,900 Packaging Corp. of America*..............................       232,581
 205,000 Pactiv Corp.*............................................     2,255,000
   3,436 Silgan Holdings, Inc.*...................................        30,495
   4,300 U.S. Can Corp.*..........................................        82,238
                                                                     -----------
                                                                       5,257,517
                                                                     -----------

 Pharmaceuticals -- 1.7%
   5,300 Allos Therapeutics, Inc.*................................        62,275
   7,500 Amylin Pharmaceuticals, Inc.*............................       101,719
   8,800 Anesta Corp.*............................................       209,550
   3,000 Antigenics Inc.*(a)......................................        50,625
 163,400 Bergen Brunswig Corp., Class A Shares....................     1,531,875
 130,693 Bindley Western Industries, Inc. ........................     3,765,592
  11,216 Block Drug Co., Class A Shares...........................       454,248
  17,300 Carter-Wallace, Inc. ....................................       460,613
   6,100 Chirex, Inc.*............................................       189,863
   9,000 Cygnus, Inc.*............................................       109,688
  80,000 DENTSPLY International, Inc. ............................     2,670,000
  27,000 Dura Pharmaceuticals, Inc.*..............................       744,188
  22,100 Guilford Pharmaceuticals, Inc.*(a).......................       591,175
  16,400 Herbalife International, Inc., Class A Shares............       158,875
   9,800 Intrabiotics Pharmaceuticals, Inc.*......................       205,800
   6,200 Isis Pharmaceuticals, Inc.*..............................        80,988
   8,200 Ligand Pharmaceuticals, Inc.*............................       106,600
   2,700 MacroChem Corp. of Delaware*(a)..........................        14,934
   1,900 Mannatech, Inc.*.........................................         5,225
   3,700 NCS Healthcare, Inc.*(a).................................         1,156
  83,900 Omnicare Inc. (b)........................................     1,148,381
   3,200 PathoGenesis Corp.*......................................       122,400
  73,082 Perrigo Co.*.............................................       541,264
   2,000 Pharmaceutical Resources, Inc.*..........................        12,750
   9,500 Praecis Pharmaceuticals, Inc.*...........................       416,219
  12,000 Theragenics Corp.*.......................................        85,500
  33,700 Triangle Pharmaceuticals, Inc.*..........................       303,300

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Small Capitalization Value Equity Investments
--------------------------------------------------------------------------------

 Shares                           Security                              Value

--------------------------------------------------------------------------------
 Pharmaceuticals -- 1.7% (continued)
  25,300 Twinlab Corp.*...........................................   $   124,919
   5,300 Vaxgen, Inc.*............................................       131,175
  16,756 Veterinary Centers of America*...........................       242,962
                                                                     -----------
                                                                      14,643,859
                                                                     -----------

 Pipelines -- 0.4%
  12,400 Midcoast Energy Resources, Inc. .........................       230,950
  54,000 National Fuel Gas Co. ...................................     2,831,625
  31,800 TransMontaigne Inc.*.....................................       141,113
  24,383 Western Gas Resources, Inc. .............................       534,902
                                                                     -----------
                                                                       3,738,590
                                                                     -----------

 Real Estate -- 0.4%
  45,600 Catellus Development Corp.*..............................       815,100
  23,239 CB Richard Ellis Services Inc.*..........................       244,010
  13,600 Forest City Enterprises, Inc., Class A Shares............       476,000
  21,588 Insignia Financial Group, Inc.*..........................       203,737
  31,600 Jones Lang LaSalle, Inc.*................................       460,175
  26,407 LNR Property Corp. ......................................       561,149
  37,500 Security Capital Group, Inc., Class B Shares*............       637,500
  27,900 Trammell Crow Co.*.......................................       387,113
                                                                     -----------
                                                                       3,784,784
                                                                     -----------

 Real Estate Investment Trusts -- 9.7%
  12,850 Alexandria Real Estate Equities, Inc. ...................       449,750
  21,500 American Industrial Properties REIT......................       291,594
  17,210 Amli Residential Properties Trust........................       425,948
  71,600 Arden Realty, Inc. ......................................     1,825,800
  22,055 Bedford Property Investors, Inc. ........................       428,694
  20,319 Boykin Lodging Co. ......................................       201,920
  25,676 Bradley Real Estate, Inc. ...............................       561,663
  41,100 Brandywine Realty Trust..................................       842,550
  54,313 BRE Properties, Class A Shares...........................     1,585,261
  38,300 Burnham Pacific Property, Inc. ..........................       229,800
 189,500 Cabot Industrial Trust...................................     3,718,938
  46,477 Camden Property Trust....................................     1,391,405
  26,200 Capital Automotive REIT..................................       363,525
  19,849 Capstead Mortgage Corp. .................................       169,957
  30,496 CBL & Associates Properties, Inc. .......................       728,092
  25,096 Centerpoint Properties Corp. ............................     1,099,519
  21,845 Chateau Communities, Inc. ...............................       567,970
  18,130 Chelsea GCA Realty, Inc. ................................       608,488
  26,800 Colonial Properties Trust................................       716,900
  35,879 Commercial Net Lease Realty..............................       374,487
  46,300 Cornerstone Realty Income Trust, Inc. ...................       486,150
   4,200 Cousins Properties, Inc. ................................       172,725
  72,900 Developers Divers Realty Corp. (b).......................     1,057,050
  18,502 EastGroup Properties, Inc. ..............................       404,731
  18,600 Entertainment Properties Trust...........................       202,275
  48,259 Equity Inns, Inc. .......................................       307,651
  21,880 Essex Property Trust, Inc. ..............................     1,076,223
  39,748 Federal Realty Investment Trust..........................       794,960
  57,700 FelCor Lodging Trust, Inc. (b)...........................     1,283,825
  47,069 First Industrial Realty Trust, Inc. .....................     1,397,361

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Small Capitalization Value Equity Investments
--------------------------------------------------------------------------------

 Shares                           Security                              Value

--------------------------------------------------------------------------------
 Real Estate Investment Trusts -- 9.7% (continued)
   9,600 First Washington Realty Trust, Inc. ......................  $   193,200
 198,400 Franchise Finance Corp. ..................................    4,464,000
  29,786 Gables Residential Trust..................................      826,562
  36,194 Glenborough Realty Trust, Inc. ...........................      674,113
 188,200 Glimcher Realty Trust.....................................    2,893,575
  19,420 Great Lakes REIT, Inc. ...................................      372,621
 154,093 Health Care Property Investors, Inc. .....................    4,054,572
  33,146 Health Care REIT, Inc. ...................................      598,700
  48,970 Healthcare Realty Trust, Inc. ............................      967,158
  71,759 Highwoods Properties, Inc. (b)............................    1,726,701
  24,652 Home Properties of New York, Inc. ........................      731,856
  61,456 Hospitality Properties Trust..............................    1,428,852
 156,400 HRPT Properties Trust (b).................................    1,065,475
 299,101 Innkeepers USA Trust......................................    3,103,173
  37,700 IRT Property Co. .........................................      332,231
  39,130 JDN Realty Corp. .........................................      403,528
  14,600 JP Realty, Inc. ..........................................      259,150
  31,706 Kilroy Realty Corp. ......................................      788,687
  30,781 Koger Equity, Inc. .......................................      527,125
  12,700 LaSalle Hotel Properties..................................      182,563
  22,800 Lexington Corporate Properties Trust......................      259,350
  38,300 The Macerich Co. .........................................      801,906
   9,300 Manufactured Home Communities, Inc. ......................      219,713
 168,600 Meditrust Corp. ..........................................      389,888
  41,810 Meristar Hospitality Corp. ...............................      925,046
  11,300 MGI Properties, Inc. .....................................       26,131
  21,600 Mid-America Apartment Communities, Inc. ..................      522,450
 154,973 National Golf Properties, Inc. ...........................    3,176,947
  31,612 National Health Investors, Inc. ..........................      233,139
  56,452 Nationwide Health Properties, Inc. .......................      815,026
 276,500 New Plan Excel Realty Trust, Inc. ........................    3,819,156
  21,914 Pacific Gulf Properties, Inc. ............................      612,222
  10,500 Pan Pacific Retail Properties, Inc. ......................      200,156
  11,700 Parkway Properties, Inc. of Maryland......................      371,475
  14,500 Pennsylvania Real Estate Investment Trust.................      252,844
  43,922 Prentiss Properties Trust.................................    1,067,854
  12,600 Prime Group Realty Trust..................................      193,725
  19,541 Prime Retail, Inc. .......................................       13,434
 140,100 Prison Realty Trust, Inc. ................................      332,738
  28,800 PS Business Parks Inc. of California......................      763,200
  32,721 Realty Income Corp. ......................................      744,403
  49,800 Reckson Associates Realty Corp. ..........................    1,210,763
  37,688 Regency Realty Corp. .....................................      852,691
  28,300 RFS Hotel Investors, Inc. ................................      353,750
  12,000 Saul Centers, Inc. .......................................      189,750
  12,900 Senior Housing Properties Trust...........................      117,713
 152,679 Shurgard Storage Centers, Inc., Class A Shares............    3,635,669
  26,700 SL Green Realty Corp. ....................................      715,894
  14,400 Sovran Self Storage, Inc. ................................      279,900
  33,888 Storage USA, Inc. ........................................    1,020,876
  29,414 Summit Properties, Inc. ..................................      683,876
  21,426 Sun Communities, Inc. ....................................      662,867
   6,844 Tanger Factory Outlet Center, Inc. .......................      144,152

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Small Capitalization Value Equity Investments
--------------------------------------------------------------------------------

 Shares                           Security                              Value

--------------------------------------------------------------------------------
 Real Estate Investment Trusts -- 9.7% (continued)
  40,400 Taubman Centers, Inc. ...................................   $   441,875
 375,400 United Dominion Realty Trust, Inc. ......................     4,059,013
  12,900 Urban Shopping Centers, Inc. ............................       450,694
  28,963 Washington Real Estate Investment Trust..................       555,728
  32,300 Weingarten Realty Investors..............................     1,308,150
  20,500 Western Properties Trust.................................       238,313
  34,200 Westfield America, Inc. .................................       510,863
                                                                     -----------
                                                                      82,532,394
                                                                     -----------

 Retail -- 4.9%
  25,900 Advantica Restaurant Group*..............................        16,997
  35,100 Ames Dept Stores, Inc.*..................................       177,694
  24,039 AnnTaylor Stores Corp.*(a)...............................       865,404
   6,300 Applebee's International, Inc. ..........................       142,931
   7,300 Avado Brands, Inc. (a)...................................        10,722
  48,300 Barnes & Noble, Inc.*(b).................................       836,194
  44,457 Bob Evans Farms, Inc. ...................................       755,769
  15,900 The Bombay Co., Inc.*....................................        42,731
  83,942 Borders Group, Inc.* ....................................     1,117,478
 231,600 Brown Shoe Co., Inc. ....................................     2,489,700
   8,459 Buckle, Inc.*............................................       110,496
  49,263 Buffets, Inc.*...........................................       652,735
 189,180 Burlington Coat Factory Warehouse Corp. .................     2,305,631
  45,500 Casey's General Stores, Inc. ............................       517,563
  36,212 Cash America International, Inc. ........................       271,590
  17,700 Cato Corp., Class A Shares...............................       219,038
  67,711 CBRL Group, Inc. (b).....................................       816,764
   5,100 CEC Entertainment, Inc.*(a)..............................       147,263
 116,321 Charming Shoppes, Inc.*..................................       632,495
   9,600 Cheap Tickets, Inc.*.....................................       102,000
 161,100 Claire's Stores, Inc. (a)................................     3,171,656
  28,510 Consolidated Products, Inc.*.............................       261,936
   1,500 Deb Shops, Inc. .........................................        17,109
 110,996 Dillards, Inc., Class A Shares...........................     1,422,136
  17,600 Dress Barn, Inc.*........................................       375,100
  18,929 Footstar, Inc.*..........................................       563,138
  10,400 Fred's Inc. .............................................       249,600
   5,900 Goody's Family Clothing, Inc.*...........................        27,103
  11,500 Group 1 Automotive, Inc.*................................       126,500
 243,100 Haverty Furniture Cos., Inc. ............................     2,810,844
  21,600 Hollywood Entertainment Corp.*...........................       151,200
  16,400 Homebase, Inc.*(a).......................................        37,925
  23,002 IHOP Corp.*..............................................       451,414
   4,300 Intertan Inc.*...........................................        59,663
   2,400 Jack in the Box, Inc.*...................................        52,950
   3,600 Krispy Kreme Doughnuts, Inc.*(a).........................       334,800
  26,238 Landry's Seafood Restaurants, Inc. ......................       206,624
   2,710 Lands' End, Inc.*........................................        66,226
   1,300 Lithia Motors, Inc., Class A Shares*.....................        15,925
  30,439 Lone Star Steakhouse & Saloon, Inc. .....................       256,829
  36,800 Longs Drug Stores, Corp. ................................       694,600
 247,686 Luby's Inc. .............................................     1,362,273
  14,000 The Men's Wearhouse, Inc.*...............................       427,000

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Small Capitalization Value Equity Investments
--------------------------------------------------------------------------------

 Shares                           Security                              Value

--------------------------------------------------------------------------------
 Retail -- 4.9% (continued)
   7,015 Michaels Stores, Inc.*(a)................................   $   245,525
   3,000 Movado Group, Inc. ......................................        42,000
  29,300 Musicland Stores Corp.*..................................       208,763
  44,100 Neiman-Marcus Group, Inc., Class A Shares*...............     1,480,106
   9,500 NPC International, Inc.*.................................        93,813
  55,800 NU Skin Enterprises, Inc.*...............................       366,188
   9,500 O'Charleys, Inc.*........................................       121,125
 132,218 Officemax, Inc.*.........................................       685,881
  29,000 O'Reilly Automotive, Inc.*...............................       442,250
   2,200 Papa John's International, Inc.*.........................        49,775
  27,044 Payless Shoesource, Inc.*................................     1,443,474
  54,086 The Pep Boys -- Manny, Moe & Jack........................       317,755
  21,000 PETCO Animal Supplies, Inc.*.............................       441,000
  69,900 PETsMART, Inc.*..........................................       323,288
 109,500 Pier 1 Imports, Inc. ....................................     1,286,625
   1,200 PriceSmart, Inc.*........................................        45,000
   3,000 RARE Hospitality International, Inc.*....................        84,375
  25,000 Regis Corp. .............................................       395,313
  15,876 Ruby Tuesday, Inc. ......................................       198,450
  41,300 Ryan's Family Steak Houses, Inc.*........................       335,563
  11,400 School Specialty, Inc.*..................................       205,913
  34,342 Shopko Stores, Inc.*.....................................       392,787
  11,025 Smart & Final, Inc.*.....................................        85,444
  14,100 Sonic Automotive, Inc.*..................................       148,931
  12,438 Spiegel, Inc., Class A Shares............................        84,734
  26,100 Stein Mart, Inc.*........................................       306,675
  37,900 Systemax, Inc.*..........................................       163,444
   2,700 Tractor Supply Co.*......................................        35,100
  32,500 Trans World Entertainment Corp.*.........................       314,844
  10,553 United Auto Group, Inc.*.................................        89,041
  10,800 United Retail Group, Inc.*...............................        66,150
  23,600 US Office Products Co.*..................................        10,325
  20,843 Value City Dept Stores, Inc.*............................       187,587
 166,100 Venator Group, Inc.*.....................................     2,325,400
   4,600 West Marine, Inc.*.......................................        41,400
   2,000 Whitehall Jewellers, Inc.*...............................        18,000
  11,000 Wilsons The Leather Experts Inc.*........................       224,125
 225,000 World Fuel Services Corp. ...............................     1,729,688
  24,813 Zale Corp.*..............................................       916,530
                                                                     -----------
                                                                      41,326,133
                                                                     -----------

 Savings & Loans -- 3.2%
  35,360 American Financial Holdings, Inc. .......................       636,480
  26,600 Anchor Bancorp Wisconsin, Inc. ..........................       433,913
  54,800 Andover Bancorp, Inc. ...................................     1,602,900
  56,000 Astoria Financial Corp. .................................     1,967,000
  39,100 Bank United Corp., Class A Shares........................     1,759,500
  18,300 Brookline Bancorp, Inc. .................................       216,169
  41,800 Capitol Federal Financial................................       606,100
 211,900 Commercial Federal Corp. (b).............................     3,827,444
  14,234 Dime Community Bancshares................................       286,459
  25,228 Downey Financial Corp. ..................................       845,138
  17,936 First Federal Capital Corp. .............................       207,385

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Small Capitalization Value Equity Investments
--------------------------------------------------------------------------------

 Shares                           Security                              Value

--------------------------------------------------------------------------------
 Savings & Loans -- 3.2% (continued)
  16,080 First Financial Holdings, Inc. ..........................   $   234,165
   8,000 First Indiana Corp. .....................................       167,500
  12,600 First Niagara Financial Group, Inc. .....................       121,669
  44,607 First Sentinel Bancorp, Inc. ............................       407,039
  20,300 Firstfed Financial Corp.*................................       365,400
   3,934 Flagstar Bancorp, Inc. ..................................        46,225
  27,100 Harbor Florida Bancshares, Inc. .........................       323,506
   8,100 Harris Financial Inc. ...................................        61,763
  79,300 Independence Community Bank (b)..........................     1,075,506
  21,040 Interwest Bancorp, Inc. .................................       278,780
  27,409 MAF Bancorp, Inc. .......................................       589,294
  14,800 Northwest Bancorp, Inc. .................................       125,800
  14,698 OceanFirst Financial Corp. ..............................       303,146
  38,600 Ocwen Financial Corp.*...................................       219,538
  32,660 Peoples Bank Bridgeport..................................       689,943
  16,769 PFF Bancorp, Inc. .......................................       335,380
  15,282 Queens County Bancorp, Inc. .............................       403,063
  33,400 Richmond County Financial Corp. .........................       672,175
  77,000 Roslyn Bancorp, Inc. ....................................     1,525,563
  31,700 Seacoast Financial Services Corp. .......................       320,963
   2,700 St. Francis Capital Corp. ...............................        40,500
  43,600 Staten Island Bancorp, Inc. .............................       803,875
  39,200 United Community Financial Corp..........................       247,450
 193,721 Washington Federal, Inc. ................................     4,019,711
  61,110 Webster Financial Corp. .................................     1,506,743
                                                                     -----------
                                                                      27,273,185
                                                                     -----------

 Semiconductors -- 0.6%
  10,100 ADE Corp.*...............................................       227,250
  52,600 C-Cube Microsystems, Inc.*(b)............................     1,222,950
   7,235 Cirrus Logic, Inc.*(a)...................................       218,859
   2,434 Electroglas, Inc.*.......................................        54,613
   2,200 ESS Technology, Inc.*....................................        38,088
  10,887 FSI International, Inc.*.................................       193,244
   3,000 Integrated Circuit Systems, Inc.*........................        82,500
   5,600 Kulicke & Soffa Industries, Inc.*(a).....................       101,850
  21,900 MEMC Electronics Materialism, Inc.*......................       394,200
   1,400 Microsemi Corp.*.........................................        59,150
   2,000 Photronics Inc.*.........................................        58,625
  36,954 Pioneer Standard Electronics, Inc. ......................       505,808
   1,400 Pixelworks, Inc.*........................................        37,975
  36,711 Silicon Valley Group, Inc.*..............................     1,023,319
  12,434 SpeedFam-IPEC, Inc.*.....................................       231,583
  16,500 Standard Microsystems Corp.*.............................       313,500
   2,400 Therma-Wave, Inc.*.......................................        65,100
  12,406 Ultratech Stepper, Inc.*.................................       223,308
                                                                     -----------
                                                                       5,051,922
                                                                     -----------

 Shipbuilding -- 0.6%
 110,300 Newport News Shipbuilding, Inc. .........................     4,687,750
                                                                     -----------

 Software -- 0.8%
  25,300 3Dfx Interactive, Inc.*..................................       115,431
   6,000 Agency.com, Inc.*(a).....................................       143,625

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Small Capitalization Value Equity Investments
--------------------------------------------------------------------------------

 Shares                           Security                              Value

--------------------------------------------------------------------------------
 Software -- 0.8% (continued)
  27,400 Avid Technology Inc.*....................................   $   385,313
     700 Centillium Communications, Inc.*.........................        52,150
   9,500 Cerner Corp.*............................................       361,594
     419 Clarent Corp.*(a)........................................        20,007
   1,500 Data Return Corp.*.......................................        29,883
   8,300 Eclipsys Corp.*..........................................       119,313
   2,400 eFax.com*(a).............................................           975
  28,200 Epresence, Inc.*.........................................       211,500
   1,700 Espeed Inc., Class A Shares*.............................        52,275
   1,300 Fair, Isaac & Co., Inc. .................................        59,719
   3,100 HearMe*..................................................        26,931
   8,300 IDX Systems Corp.*.......................................       141,100
  11,000 Indus International, Inc.*...............................        84,906
   1,820 Infogrames, Inc.*........................................        13,536
  16,000 InfoUSA Inc.*............................................        99,000
  51,700 Inprise Corp.*...........................................       302,122
   3,000 Inter-Tel, Inc. .........................................        45,938
   7,900 Interact Commerce Corp.*.................................        81,963
  10,300 J.D. Edwards & Co.*......................................       255,569
  21,800 JDA Software Group, Inc.*................................       282,038
   8,900 Lightspan, Inc.*.........................................        31,567
   7,300 Loudeye Technologies, Inc.*..............................        80,300
     900 Matrixone, Inc.*.........................................        31,050
  25,000 Midway Games, Inc.*......................................       215,625
  33,100 National Data Corp. .....................................       972,313
   1,100 Net2Phone, Inc.*.........................................        32,519
   1,900 New ERA of Networks, Inc.*(a)............................        66,619
   1,700 Niku Corp.*(a)...........................................        46,006
  42,200 Policy Management Systems Corp.*.........................       569,700
   3,800 Progress Software Corp.*.................................        52,013
   4,800 Quadramed Corp.*.........................................         8,100
     700 Selectica, Inc.*(a)......................................        33,381
   1,650 Serena Software, Inc.*...................................        72,600
  42,200 Structural Dynamics Research Corp.*......................       680,475
  16,900 Take-Two Interactive Software, Inc.*.....................       234,223
  15,800 THQ Inc.*................................................       337,725
  13,400 Transaction Systems Architects, Inc.*....................       246,225
   2,100 Universal Access, Inc.*..................................        33,206
                                                                     -----------
                                                                       6,628,535
                                                                     -----------

 Telecommunications -- 1.0%
   1,100 AirGate PCS, Inc.*.......................................        74,869
   1,600 Airnet Communications Corp.*.............................        53,100
   2,800 Alamosa PCS Holdings, Inc.*..............................        69,650
   7,100 Alaska Communications Systems Group, Inc.*...............        57,466
  33,627 Allen Telecom, Inc.*.....................................       670,438
  61,300 Allied Riser Communications Corp.*(a)(b).................       498,063
  10,700 American TeleSource International, Inc.*.................        32,100
  24,408 Anixter International, Inc.*(a)..........................       854,280
  10,600 Arch Communications Group, Inc.*.........................        54,988
  12,300 Arguss Communications, Inc.*.............................       244,463
   7,800 AT&T Latin America Corp., Class A Shares*................       109,200
  18,400 Audiovox Corp.*..........................................       333,500

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Small Capitalization Value Equity Investments
--------------------------------------------------------------------------------

 Shares                           Security                              Value

--------------------------------------------------------------------------------
 Telecommunications -- 1.0% (continued)
   2,500 Centennial Communications Corp.*.........................   $    40,469
   4,000 Commonwealth Telephone Enterprises, Inc.*................       154,500
   5,300 CTC Communications Group, Inc.*..........................       130,513
   9,500 e.spire Communications, Inc.*............................        38,594
  50,487 General Communication, Inc., Class A Shares*.............       403,896
  70,048 Glenayre Technologies, Inc.*.............................       761,772
   2,700 GoAmerica, Inc.*(a)......................................        29,531
   5,600 Golden Telecom, Inc.*....................................       172,200
   9,100 Hickory Tech Corp. ......................................       182,000
  15,500 Hypercom Corp.*..........................................       175,344
   3,800 ICG Communications, Inc.*................................        22,681
   2,000 Illuminet Holdings, Inc.*................................        79,500
  13,200 Intermedia Communications, Inc.*(a)......................       273,900
   2,200 Metawave Communications Corp.*...........................        45,375
   5,600 Metricom Inc.*(a)........................................       227,850
  16,300 Metrocall, Inc.*.........................................        68,256
   7,200 Motient Corp.*...........................................        87,300
   2,900 NET2000 Communications, Inc.*............................        25,375
  25,360 Network Equipment Technologies, Inc.*....................       305,905
  10,000 North Pittsburgh Systems, Inc.*..........................       141,250
   4,200 Nucentrix Broadband Networks, Inc.*......................       109,725
   7,400 Osicom Technologies, Inc.*...............................       436,600
   5,700 Pac-West Telecomm, Inc.*.................................        80,513
   8,800 PTEK Holdings, Inc.*.....................................        31,350
   3,200 SAVVIS Communications Corp.*.............................        28,200
   1,400 Stanford Microdevices, Inc.*.............................        67,725
  11,378 Superior Telecom, Inc. ..................................        96,002
   4,200 SymmetriCom, Inc.*.......................................        65,100
   4,600 Teligent Inc., Class A Shares*...........................        78,488
  13,100 Viatel Inc.*.............................................       179,306
   1,300 Vyyo Inc.*...............................................        44,850
  12,300 WebLink Wireless Inc., Class A Shares*...................       121,847
   1,000 West TeleServices Corp.*.................................        23,750
  34,000 World Access, Inc.*(a)...................................       308,125
                                                                     -----------
                                                                       8,089,909
                                                                     -----------

 Textiles -- 0.3%
   6,650 Dan River Inc., Class A Shares*..........................        29,509
  23,600 G&K Services, Inc., Class A Shares.......................       684,400
  45,631 Mohawk Industries, Inc.*.................................     1,083,736
   7,720 Pillowtex Corp. (a)......................................        18,818
  15,176 Springs Industries, Inc., Class A Shares.................       453,383
   3,847 UniFirst Corp. ..........................................        38,951
   7,600 WestPoint Stevens Inc. ..................................       106,875
                                                                     -----------
                                                                       2,415,672
                                                                     -----------

 Tobacco -- 0.6%
  15,300 Dimon Inc. ..............................................        47,813
 174,700 Universal Corp. .........................................     4,520,363
  11,290 Vector Group Ltd. (a)....................................       226,506
                                                                     -----------
                                                                       4,794,682
                                                                     -----------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Small Capitalization Value Equity Investments
--------------------------------------------------------------------------------

 Shares                          Security                              Value

--------------------------------------------------------------------------------
 Toys & Hobbies -- 0.0%
   7,600 Jakks Pacific, Inc.*....................................   $    134,900
   5,186 Marvel Enterprises, Inc.*(a)............................         24,634
                                                                    ------------
                                                                         159,534
                                                                    ------------

 Transportation -- 2.2%
  59,400 Airborne Freight Corp. (b)..............................        887,288
  50,800 Alexander & Baldwin Inc. (b)............................      1,336,675
  25,709 American Freightways Corp.*.............................        422,592
  18,500 Arkansas Best Corp.*....................................        278,656
  25,891 Arnold Industries, Inc. ................................        402,929
   2,100 Atlas Air, Inc.*........................................         90,825
  16,293 Circle International Group, Inc. .......................        583,493
  59,000 CNF Transportation, Inc. (a)............................      1,445,500
  14,793 Fritz Cos., Inc.*.......................................        219,121
  15,300 Heartland Express, Inc.*................................        267,750
   6,800 Hub Group, Inc.*........................................         91,800
      37 Hvide Marine Inc., Class A Warrants, Expire 12/15/03*...             64
  20,000 J.B. Hunt Transport Services, Inc. .....................        270,000
  18,705 Kirby Corp.*............................................        440,737
     581 Landstar System, Inc.*..................................         29,631
  11,610 M.S. Carriers, Inc.*....................................        214,059
  24,418 Offshore Logistics, Inc.*...............................        424,263
  31,004 Overseas Shipholding Group, Inc. .......................        912,680
  15,978 Roadway Express, Inc. ..................................        367,494
 110,000 Sea Containers Ltd., Class A Shares.....................      3,135,000
  42,800 Swift Transportation Co., Inc.*.........................        730,275
   6,100 U.S. Xpress Enterprises, Inc., Class A Shares*..........         47,275
 134,283 USFreightways Corp. ....................................      4,187,951
  32,176 Werner Enterprises, Inc. ...............................        434,376
  60,000 Wisconsin Central Transportation Corp.*(b)..............        802,500
  29,922 Yellow Corp.*...........................................        456,311
                                                                    ------------
                                                                      18,479,245
                                                                    ------------

 Trucking & Leasing -- 0.5%
   9,979 AMERCO*.................................................        195,838
  15,098 Interpool, Inc. ........................................        182,120
 319,853 Rollins Truck Leasing Corp. ............................      2,159,008
  72,300 Ryder System, Inc. .....................................      1,387,256
  14,871 XTRA Corp.*.............................................        659,901
                                                                    ------------
                                                                       4,584,123
                                                                    ------------

 Water -- 0.3%
  11,800 American States Water, Co. .............................        307,538
  36,200 Azurix Corp.*...........................................        171,950
  14,268 California Water Service Group..........................        374,535
   5,519 E'Town Corp. ...........................................        370,808
  37,429 Philadelphia Suburban Corp. ............................        877,242
   1,900 SJW Corp. ..............................................        227,050
                                                                    ------------
                                                                       2,329,123
                                                                    ------------
         TOTAL COMMON STOCK
         (Cost -- $871,754,980)..................................    831,800,558
                                                                    ------------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Small Capitalization Value Equity Investments
--------------------------------------------------------------------------------

    Face
   Amount                         Security                            Value

-------------------------------------------------------------------------------
 U.S. TREASURY OBLIGATION -- 0.2%
 $1,500,000 U.S. Treasury Bill, 5.765% due 9/14/00 (b) (Cost --
              $1,496,870).......................................   $  1,496,870
                                                                   ------------
            SUB-TOTAL INVESTMENTS
            (Cost -- $873,251,850)..............................    833,297,428
                                                                   ------------

 REPURCHASE AGREEMENT -- 1.7%
 14,798,000 J.P. Morgan Securities Inc., 6.600% due 9/1/00;
             Proceeds at maturity -- $14,800,713; (Fully
             collateralized by U.S. Treasury Notes & Bonds,
             4.250% to 13.375% due 3/31/01 to 8/15/26; Market
             value -- $15,093,967)
             (Cost -- $14,798,000) .............................     14,798,000
                                                                   ------------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $888,049,850**)............................   $848,095,428
                                                                   ============

------
 *  Non-income producing security.
(a) All or a portion of this security is on loan (See Note 11).
(b) All or a portion of this security is segregated for futures contracts com-mitments.
 +  Escrowed security for legal action.
**  Aggregate cost for Federal income tax purposes is substantially the same.
                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Small Capitalization Growth Investments
--------------------------------------------------------------------------------

   Shares                         Security                            Value

--------------------------------------------------------------------------------
 COMMON STOCK -- 96.8%

 Advertising -- 0.5%
      16,915 Advo Inc. ........................................   $      692,458
      24,400 APAC Customer Services Inc. ......................          193,675
      61,400 Getty Images Inc. ................................        2,578,800
         700 Grey Global Group Inc.*...........................          381,500
      18,212 HA-LO Industries, Inc. ...........................           91,060
       3,700 Modem Media Poppe Tyson, Inc. ....................           39,081
       3,700 Penton Media, Inc. ...............................          115,856
      27,219 R.H. Donnelley Corp. .............................          571,599
      39,200 Sitel Corp. ......................................          225,400
     118,200 Valuevision International Inc., Class A Shares....        3,464,738
      13,200 Ventiv Health, Inc. ..............................          176,550
                                                                  --------------
                                                                       8,530,717
                                                                  --------------

 Aerospace & Defense -- 0.7%
      27,900 Aeroflex Inc. ....................................        1,025,325
      30,300 Alliant Techsystems, Inc. ........................        2,334,994
       9,700 Armor Holdings, Inc. .............................          164,900
       6,600 Kellstrom Industries Inc.+........................           33,825
      69,100 L-3 Communications Holdings, Inc. ................        4,085,538
      25,100 Orbital Sciences Corp. ...........................          224,331
      54,400 Remec, Inc. ......................................        1,550,400
      28,100 Teledyne Technologies Inc. .......................          565,513
      36,100 Titan Corp.+......................................          888,962
                                                                  --------------
                                                                      10,873,788
                                                                  --------------

 Agriculture -- 0.1%
      38,300 Cadiz, Inc. ......................................          371,031
      33,400 Delta & Pine Land Co.*............................          816,213
       8,600 Hines Horticulture, Inc. .........................           45,150
       7,200 Tejon Ranch Co.*..................................          178,200
                                                                  --------------
                                                                       1,410,594
                                                                  --------------

 Airlines -- 0.2%
      32,300 Airtran Holdings, Inc. ...........................          133,238
       2,000 Amtran Inc. ......................................           25,000
      21,800 Atlantic Coast Airlines Holdings, Inc. ...........          692,150
      18,800 Frontier Airlines, Inc. ..........................          321,950
      16,500 Mesa Air Group, Inc. .............................           91,781
       1,150 Mesaba Holdings, Inc. ............................           12,506
      20,900 SkyWest Inc. .....................................        1,038,469
                                                                  --------------
                                                                       2,315,094
                                                                  --------------

 Apparel -- 0.7%
       5,700 Columbia Sportswear Co. ..........................          232,988
       3,800 Donna Karan International Inc. ...................           23,037
     228,500 Guess? Inc. ......................................        5,184,094
      13,400 Oshkosh B'gosh Inc., Class A Shares*..............          190,950
      60,343 Quiksilver Inc. ..................................          897,602
      93,100 Skechers U.S.A., Inc., Class A Shares.............        1,658,344
      67,700 Steven Madden, Ltd. ..............................          833,556
       3,900 Stride Rite Corp.*................................           23,400
       5,000 Tarrant Apparel Group.............................           38,437
      43,000 Timberland Co., Class A Shares....................        1,752,250
       7,200 Vans, Inc. .......................................          112,500
                                                                  --------------
                                                                      10,947,158
                                                                  --------------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Small Capitalization Growth Investments
--------------------------------------------------------------------------------

   Shares                         Security                            Value

--------------------------------------------------------------------------------
 Auto Manufacturers -- 0.0%
       1,600 A.S.V. Inc.+......................................   $       21,400
       2,650 Oshkosh Truck Corp.*..............................           94,075
       1,800 Wabash National Corp.*............................           20,025
                                                                  --------------
                                                                         135,500
                                                                  --------------

 Auto Parts & Equipment -- 0.1%
       1,800 Aftermarket Technology Corp. .....................           11,025
       2,400 American Axel & Manufacturing Holdings, Inc. .....           34,500
       4,500 ArvinMeritor, Inc.*...............................           74,250
       3,500 Collins & Aikman Corp. ...........................           18,156
      61,100 Dura Automotive Systems Inc. .....................          656,825
       1,600 Hayes Lemmerz International Inc. .................           20,600
       2,800 IMPCO Technologies, Inc. .........................           67,375
       2,500 Keystone Automotive Industries, Inc. .............           14,063
      25,250 Miller Industries Inc. ...........................           36,297
      38,200 Tower Automotive Inc. ............................          434,525
                                                                  --------------
                                                                       1,367,616
                                                                  --------------

 Banking -- 1.9%
       1,000 Alabama National Bancorp..........................           19,313
       3,200 Bancfirst Ohio Corp.*.............................           48,000
         762 Bank of Granite Corp.*............................           17,431
       1,500 Cathay Bancorp Inc.*..............................           74,813
       3,434 Centennial Bancorp................................           22,106
       4,800 Chittenden Corp.*.................................          131,400
       2,832 City Holding Co.*.................................           21,417
      17,720 Commerce Bancorp of New Jersey*+..................          915,903
      91,000 Cullen/Frost Bankers, Inc. .......................        2,821,000
      15,281 CVB Financial Corp.*..............................          244,496
       2,365 F&M Bancorp of Maryland*..........................           49,961
       1,000 Farmers Capital Bank Corp.*.......................           36,125
      11,124 First Bancorp of Puerto Rico......................          216,918
       9,700 First Busey Corp.*................................          179,450
       4,400 First Commonwealth Financial Corp.*...............           42,075
       7,845 First Financial Bancorp...........................          132,384
       3,000 First Midwest Bancorp Inc. .......................           77,438
       1,200 Frontier Financial Corp.*.........................           23,100
      27,100 Fulton Financial Corp. ...........................          569,100
       5,200 GBC Bancorp*......................................          196,950
       2,310 Glacier Bancorp, Inc. ............................           29,308
       3,400 Great Southern Bancorp Inc. ......................           54,188
      59,400 Greater Bay Bancorp...............................        3,682,800
      33,259 Hamilton Bancorp Inc. ............................          494,728
      29,043 Imperial Bancorp..................................          631,685
       5,100 Independent Bank Corp.*...........................           70,444
         900 International Bancshares Corp. ...................           27,619
      50,500 Investors Financial Services*.....................        3,108,906
      21,168 Merchants New York Bancorp, Inc. .................          379,701
       3,300 Midwest Banc Holdings, Inc.*......................           44,962
         400 Mississippi Valley Bancshares.....................           10,200
      10,395 National Penn Bancshares Inc.*....................          210,499
       1,102 NBT Bancorp Inc.*.................................           12,535
         666 Oriental Financial Group..........................            8,741
      22,854 Pacific Capital Bancorp...........................          612,773

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Small Capitalization Growth Investments
--------------------------------------------------------------------------------

   Shares                         Security                            Value

--------------------------------------------------------------------------------
 Banking -- 1.9% (continued)
       9,230 Park National Corp.*..............................   $      834,161
      57,500 R&G Financial Corp.*..............................          596,562
       2,000 Republic Bancorp, Inc.*...........................           13,687
       2,300 S&T Bancorp Inc.*.................................           45,389
       3,561 Shoreline Financial Corp.*........................           47,851
      61,000 Silicon Valley Bancshares*........................        3,515,125
     171,032 Southwest Bancorp of Texas........................        4,970,618
      48,950 Sterling Bancshares Inc.*.........................          693,713
       1,550 Sterling Financial Corp. .........................           25,381
       2,700 Texas Regional Bancshares, Class A Shares*........           68,850
      54,462 Trustco Bank Corp. of New York....................          701,198
      53,400 UCBH Holdings, Inc.*..............................        1,615,350
       3,058 United Bankshares, Inc.*..........................           60,778
       7,165 United National Bancorp*..........................          125,387
       1,524 USB Holding Co., Inc.*............................           20,383
       3,074 West Coast Bancorp*...............................           30,356
      13,800 Westamerica Bancorporation*.......................          418,312
                                                                  --------------
                                                                      29,001,570
                                                                  --------------

 Beverages -- 0.2%
       7,300 Beringer Wine Estates, Class B Shares.............          403,781
     300,000 Boston Beer Co., Inc., Class A Shares.............        2,775,000
       5,300 Canadaigua Brands Inc., Class A Shares............          285,538
       1,500 Coca Cola Bottling Co.*...........................           60,094
                                                                  --------------
                                                                       3,524,413
                                                                  --------------

 Biotechnology -- 3.7%
       8,700 Aclara Biosciences Inc. ..........................          339,300
      52,000 Advanced Tissue Sciences, Inc. ...................          370,500
      13,200 Alexion Pharmaceuticals, Inc.+....................        1,386,000
      14,100 Aphton Corp. .....................................          407,138
      24,100 ARIAD Pharmaceuticals, Inc. ......................          304,263
      48,100 AVANT Immunotherapeutics, Inc. ...................          465,969
      15,100 Avigen, Inc. .....................................          550,206
      14,400 Aviron+...........................................          648,000
      13,300 BioCryst Pharmaceuticals, Inc.....................          424,769
     286,500 Bio-Technology General Corp. .....................        3,993,094
       5,800 Collateral Therapeutics, Inc.+....................          163,850
      10,200 CryoLife, Inc. ...................................          274,125
      25,900 CuraGen Corp. ....................................        1,149,313
       6,420 Curis, Inc. ......................................          130,406
      75,100 CYTOGEN Corp. ....................................          666,513
      11,000 Digene Corp. .....................................          437,937
       7,300 Diversa Corp. ....................................          208,050
      14,300 EntreMed Inc.+....................................          425,425
      23,017 Enzo Biochem, Inc.+...............................        1,381,020
      40,400 Enzon, Inc.+......................................        2,459,350
       8,600 Exelixis, Inc.....................................          387,000
     158,500 Gene Logic Inc. ..................................        3,893,156
      21,500 Genome Therapeutics Corp. ........................          540,187
     145,600 Genzyme Transgenics Corp. ........................        5,414,500
      22,300 Geron Corp.+......................................          720,569
      31,500 Immunomedics, Inc. ...............................          787,500
      31,800 Inhale Therapeutic Systems, Inc.+.................        1,605,900

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Small Capitalization Growth Investments
--------------------------------------------------------------------------------

   Shares                         Security                            Value

--------------------------------------------------------------------------------
 Biotechnology -- 3.7% (continued)
       6,100 Intermune Pharmaceuticals, Inc. ..................   $      232,181
     183,100 Invitrogen Corp.+.................................       11,558,188
       9,600 Lexicon Genetics Inc. ............................          319,200
     102,300 Lynx Therapeutics, Inc............................        3,554,925
      16,200 Martek Biosciences Corp. .........................          364,500
      90,400 Maxim Pharmaceuticals, Inc.+......................        5,531,350
       7,700 Maxygen Inc.+.....................................          413,875
       9,500 Myriad Genetics, Inc. ............................        1,328,812
      15,000 Nanogen, Inc......................................          361,875
      11,300 Neose Technologies, Inc. .........................          463,300
       7,300 Nexell Therapeutics Inc. .........................           93,075
       4,300 Orchid Biosciences+...............................          193,231
      33,688 Organogenesis Inc.+...............................          547,430
       5,200 Paradigm Genetics, Inc. ..........................           85,800
      19,300 Regeneron Pharmaceuticals, Inc. ..................          683,944
       8,700 Ribozyme Pharmaceuticals, Inc. ...................          251,212
       8,900 SafeScience, Inc.+................................           24,475
       2,900 Sequenom Inc.+....................................           87,362
      25,500 Targeted Genetics Corp. ..........................          344,250
      61,400 Techniclone Corp. ................................          170,769
      42,700 Texas Biotechnology Corp. ........................          752,587
      18,600 Transkaryotic Therapies, Inc. ....................          806,775
      19,700 Vical Inc. .......................................          482,650
                                                                  --------------
                                                                      58,185,806
                                                                  --------------

 Building Materials -- 0.1%
       8,500 Advanced Lighting Technologies, Inc. .............          136,000
       2,700 CoorsTek, Inc.....................................          126,562
      58,700 Dal-Tile International Inc........................          660,375
      17,618 Elcor Corp.*......................................          289,596
       3,700 Florida Rock Industries, Inc. ....................          142,219
       2,200 LSI Industries, Inc.*.............................           43,725
       1,100 Republic Group, Inc.*.............................           19,594
       5,769 Simpson Manufacturing Co., Inc. ..................          271,143
       5,200 Trex Co. .........................................          161,200
                                                                  --------------
                                                                       1,850,414
                                                                  --------------

 Chemicals -- 0.5%
      54,556 Cambrex Corp.*....................................        2,560,723
      76,600 Crompton Corp.*...................................          689,400
       9,850 Ferro Corp.*......................................          203,156
      60,800 Georgia Gulf Corp. ...............................          790,400
      17,200 MacDermid, Inc. ..................................          430,000
       4,000 NL Industries Inc. ...............................           93,250
       4,100 Olin Corp.*.......................................           67,650
       2,900 OM Group, Inc.*...................................          137,388
      54,100 Solutia Inc. .....................................          814,881
      11,300 Spartech Corp.*...................................          279,675
      22,000 Symyx Technologies Inc. ..........................          816,750
      14,400 Uniroyal Technology Corp. ........................          243,000
      23,600 Valspar Corp. ....................................          696,200
      14,300 W.R. Grace & Co. .................................          113,506
                                                                  --------------
                                                                       7,935,979
                                                                  --------------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Small Capitalization Growth Investments
--------------------------------------------------------------------------------

   Shares                         Security                            Value

--------------------------------------------------------------------------------
 Coal -- 0.0%
      26,700 Consol Energy Inc.*...............................   $      555,694
                                                                  --------------

 Commercial Services -- 7.0%
      45,600 ACNielsen Corp. ..................................        1,097,250
      21,700 Administaff, Inc. ................................        1,768,550
      17,400 Albany Molecular Research, Inc.+..................          622,050
       8,100 Applied Analytical Industries Inc. ...............           72,900
      20,600 Aurora Biosciences Corp. .........................        1,408,525
      22,400 Avis Rent A Car Inc. .............................          688,800
       6,800 Billing Concepts Corp. ...........................           22,100
      12,100 Bright Horizons Family Solutions, Inc. ...........          296,450
       8,200 Burns International Corp. ........................          176,300
      74,800 Career Education Corp. ...........................        2,987,325
     283,700 Caremark Rx Inc. .................................        2,783,806
       6,700 Carriage Services, Inc. ..........................           19,681
      11,350 Central Parking Corp.*............................          219,906
      70,700 Century Business Services, Inc. ..................          123,725
       1,900 Charles Rivers Associates Inc. ...................           21,375
      23,400 Coinstar, Inc. ...................................          269,100
       2,900 Consolidated Graphics, Inc. ......................           42,775
       4,400 Corinthian Colleges, Inc. ........................          237,600
       3,800 Cornell Corrections, Inc. ........................           31,588
      27,800 The Corporate Executive Board Co. ................        1,973,800
       5,000 Corvel Corp. .....................................          135,000
      77,900 Costar Group Inc. ................................        2,151,988
         900 CPI Corp.*........................................           21,938
     104,200 DeVry, Inc. ......................................        3,894,475
      29,700 Diamond Technology Partners Inc. .................        1,895,231
       4,900 eBenx Inc. .......................................          102,900
       4,900 Edgewater Technology, Inc. .......................           30,625
      42,535 Education Management Corp. .......................        1,074,009
      65,300 Electro Rent Corp. ...............................          799,925
      55,583 Encompass Services Corp. .........................          305,706
      25,800 F.Y.I. Inc. ......................................        1,006,200
      17,700 First Consulting Group, Inc. .....................          123,900
      16,600 First Health Group, Corp. ........................          515,637
      45,800 Forrester Research, Inc. .........................        2,799,525
     103,100 Gartner Group, Inc. ..............................        1,366,075
      36,600 Hall, Kinion & Associates, Inc. ..................        1,207,800
      23,400 Heidrick & Struggles International, Inc. .........        1,360,125
     355,341 Hooper Holmes Inc.*...............................        4,153,048
     400,400 Horizon Offshore Inc. ............................        7,457,450
      48,300 HotJobs.com, Ltd. ................................          920,719
       2,900 Integrated Electrical Services, Inc. .............           22,294
      13,900 ITT Educational Services, Inc. ...................          319,700
       5,800 Jupiter Communications, Inc. .....................          138,112
      41,088 kforce.com, Inc. .................................          187,464
      38,600 Korn/Ferry International..........................        1,174,887
       6,900 The Kroll-O'Gara Co. .............................           35,362
      31,700 Labor Ready, Inc. ................................          122,838
       2,300 Landauer, Inc.* ..................................           42,263
      17,800 Lason Inc. .......................................           42,275
      44,200 Learning Tree International, Inc. ................        3,024,938
      11,300 Mail-Well, Inc. ..................................           81,925

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Small Capitalization Growth Investments
--------------------------------------------------------------------------------

   Shares                         Security                            Value

--------------------------------------------------------------------------------
 Commercial Services -- 7.0% (continued)
       5,100 The Management Network Group, Inc. ...............   $      102,319
      11,000 MAXIMUS, Inc. ....................................          243,375
         900 McGrath Rent Corp.*...............................           15,356
      22,200 Medical Manager Corp. ............................          971,250
      19,886 Medquist Inc. ....................................          385,291
      10,200 Memberworks Inc. .................................          286,875
       7,700 META Group, Inc. .................................          111,650
      17,100 Midas, Inc. ......................................          290,700
      62,600 Modis Professional Services, Inc. ................          430,375
      11,200 National Equipment Services, Inc. ................           58,800
      15,000 Navigant Consulting Co. ..........................           60,000
      80,100 NCO Group, Inc. ..................................        1,391,738
       9,800 Neff Corp. .......................................           47,775
       7,300 Nextera Enterprises, Inc. ........................           27,375
      23,200 On Assignment, Inc. ..............................          693,100
      68,500 Orthodontic Centers of America+...................        2,243,375
       2,700 Parexel International Corp. ......................           26,916
       3,700 Personnel Group of America, Inc. .................           13,181
       3,405 Pfsweb Inc. ......................................            9,364
      13,505 Pharmaceutical Product Development................          296,266
      35,900 Plexus Corp. .....................................        5,555,525
      47,400 Prepaid Legal Services, Inc. .....................        1,555,313
       3,500 Professional Detailing, Inc. .....................          168,438
      63,637 The Profit Recovery Group, International, Inc. ...          574,722
      16,200 ProsoftTraining.com...............................          216,675
      18,700 ProxyMed, Inc.+...................................           25,128
     116,200 Rent-A-Center, Inc. ..............................        3,827,337
     356,990 Rent-Way, Inc. ...................................        8,746,255
      18,562 Rollins Inc.*.....................................          278,430
      23,000 Sotheby's Holdings, Inc., Class A Shares*.........          475,812
      32,700 Source Information Management Co.+................          331,087
      30,120 Spherion Corp. ...................................          370,852
      11,100 Staff Leasing Inc. ...............................           44,400
      31,000 Startek Inc. .....................................        1,214,812
       7,700 Strayer Education Inc.*...........................          176,739
       7,900 Superior Consultants Holdings Corp. ..............           23,206
     646,600 Teletech Holdings Inc.+...........................       21,095,325
      13,800 Towne Services, Inc. .............................           12,506
      13,200 Track Data Corp.+.................................           25,163
      14,100 United Rentals, Inc. .............................          292,575
       3,700 Wackenhut Corp.+..................................           52,494
       2,700 Wackenhut Corrections Corp. ......................           24,469
      67,700 Wireless Facilities, Inc.+........................        5,077,500
      13,800 Xceed Inc. .......................................          105,225
                                                                  --------------
                                                                     109,353,009
                                                                  --------------

 Computers -- 5.0%
       8,800 Adept Technology, Inc. ...........................          439,450
     105,300 Advanced Digital Information Corp. ...............        1,790,100
       7,500 Anacomp Inc. .....................................            6,328
       2,500 Analysts International Corp. .....................           20,781
      34,500 AnswerThink Consulting Group, Inc. ...............          590,813
      62,675 Avant! Corp. .....................................          912,705

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Small Capitalization Growth Investments
--------------------------------------------------------------------------------

   Shares                          Security                           Value

--------------------------------------------------------------------------------
 Computers -- 5.0% (continued)
      87,820 Avocent Corp. .....................................  $    4,270,246
      29,300 Axent Technologies Inc. ...........................         695,875
      30,982 Bell & Howell Co. .................................         689,350
       8,500 Breakaway Solutions, Inc.+.........................         126,438
      12,800 Brooktrout Technology Inc. ........................         435,200
      39,100 CACI International Inc, Class A Shares.............         879,750
      38,400 Cambridge Technology Partners Inc. ................         236,400
      38,800 Carreker Corp. ....................................         550,475
      80,900 CIBER Inc.+........................................         834,281
      74,500 Cognizant Technology Solutions, Corp. .............       3,184,875
      24,300 Complete Business Solutions, Inc. .................         328,050
       7,100 Computer Horizons Corp. ...........................          67,894
      55,600 Concurrent Computer Corp. .........................         952,150
       9,600 Cotelligent, Inc. .................................          38,400
      22,800 Cylink Corp. ......................................         324,900
      39,200 Digimarc Corp.+....................................         588,000
       9,500 Digitas Inc. ......................................         130,625
     177,550 eLoyalty Corp. ....................................       2,419,119
       8,900 EpicEdge, Inc.+....................................         147,963
       7,700 Extended Systems Inc. .............................         353,238
      37,200 Factset Research Systems Inc.*.....................       1,271,775
       8,500 Gadzoox Networks, Inc.+............................          77,031
       4,700 Hutchinson Technology Inc. ........................         111,625
      37,800 iGate Capital Corp. ...............................         275,231
      13,200 Immersion Corp. ...................................         226,050
      71,269 In Focus Systems, Inc. ............................       3,447,638
       2,200 Inforte Corp. .....................................          79,063
      30,900 Intervoice-Brite Inc. .............................         384,319
     220,200 Iomega Corp. ......................................         908,325
      62,700 iXL Enterprises, Inc. .............................         599,569
       3,200 Komag, Inc.+.......................................           8,600
      18,948 Kronos Inc. .......................................         708,182
     254,500 Lexar Media, Inc.+.................................       3,873,172
     143,500 LivePerson, Inc. ..................................         932,750
       4,100 Manhattan Associates, Inc. ........................         190,138
      65,900 Maxtor Corp. ......................................         516,903
       1,000 Maxwell Technologies Inc.*.........................          16,375
       4,300 McAfee.com Corp. ..................................         113,144
       7,600 MCSi, Inc. ........................................         261,250
      10,200 Media 100 Inc. ....................................         187,425
      62,400 Mentor Graphics Corp. .............................       1,177,800
      20,600 Mercury Computer Systems, Inc. ....................         583,881
       4,600 Metro Information Services, Inc. ..................          33,925
      78,800 Micron Electronics Inc. ...........................       1,088,425
      31,800 Micros Systems Inc. ...............................         558,488
      34,600 MSI Holdings, Inc.+................................         155,700
      34,500 MTI Technology Corp. ..............................         217,781
      32,600 National Computer Systems Inc.*....................       2,367,575
      86,000 Netegrity, Inc. ...................................       7,568,000
       3,600 netGuru, Inc.+.....................................          64,350
      11,100 NetScout Systems, Inc. ............................         163,031
       4,600 Netsolve, Inc. ....................................          40,825
       8,400 NHancement Technologies Inc.+......................         119,700

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Small Capitalization Growth Investments
--------------------------------------------------------------------------------

   Shares                         Security                            Value

--------------------------------------------------------------------------------
 Computers -- 5.0% (continued)
       7,400 Nuance Communications Inc.+.......................   $      974,025
      30,200 NYFIX, Inc. ......................................        1,132,500
      60,100 Perot Systems Corp., Class A Shares...............          623,538
      53,700 Pomeroy Computer Resources Inc. ..................        1,248,525
       3,800 Predictive Systems, Inc. .........................           75,525
       5,000 Procom Technology, Inc. ..........................          241,250
      14,200 PubliCARD, Inc. ..................................           37,275
      12,600 QRS Corp. ........................................          230,738
      67,400 Quantum Corp. ....................................          657,150
      31,800 Radiant Systems Inc. .............................          544,575
      34,150 Radisys Corp. ....................................        1,910,266
      10,700 Rainbow Technologies, Inc.........................          423,988
      24,300 RSA Security Inc. ................................        1,435,219
       5,400 RWD Technologies, Inc. ...........................           43,538
     130,600 S3 Inc. ..........................................        1,542,713
      28,100 Sandisk Corp. ....................................        2,346,350
      13,500 SCM Microsystems, Inc.+...........................          734,906
      25,900 Secure Computing Corp. ...........................          645,881
     211,500 Silicon Storage Technology, Inc.+.................        6,939,840
       7,100 SmartDisk Corp. ..................................          165,519
      18,300 SonicWALL, Inc. ..................................        1,393,088
      24,400 Sykes Enterprises, Inc. ..........................          343,125
       5,800 Syntel, Inc. .....................................           54,375
      67,500 Systems & Computer Tech Corp. ....................        1,210,778
      12,900 Tanning Technology Corp. .........................          210,431
     630,850 Technology Solutions Co. .........................        1,951,692
      26,500 Tyler Technologies, Inc. .........................           57,969
      11,000 VASCO Data Security International, Inc. ..........          120,313
      28,700 Vertel Corp. .....................................          369,513
      10,500 Vertex Interactive, Inc.+.........................          126,656
      16,900 The viaLink Co.+..................................          160,550
      47,400 Wave Systems Corp.+...............................          977,625
      46,000 Western Digital Corp. ............................          270,250
      24,500 Xybernaut Corp.+..................................          189,875
                                                                  --------------
                                                                      78,731,013
                                                                  --------------

 Cosmetics/Personal Care -- 0.0%
       1,200 Chattem, Inc. ....................................           14,625
                                                                  --------------

 Distribution/Wholesale -- 0.4%
       5,800 Advanced Marketing Services, Inc.* ...............          104,038
       6,900 Anicom, Inc. .....................................           26,522
       3,679 Aviation Sales Co.+...............................           18,395
      55,474 Brightpoint, Inc. ................................          350,180
       4,200 Daisytek International Corp. .....................           28,875
       2,300 JLK Direct Distribution Inc., Class A Shares......           16,100
      12,700 Navarre Corp.+....................................           29,369
      51,350 SCP Pool Corp. ...................................        1,505,197
     100,200 United Stationers Inc. ...........................        3,250,236
       3,400 Watsco, Inc.*.....................................           43,350
      16,700 Wesco International, Inc. ........................          149,256
                                                                  --------------
                                                                       5,521,518
                                                                  --------------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Small Capitalization Growth Investments
--------------------------------------------------------------------------------

   Shares                         Security                            Value

--------------------------------------------------------------------------------
 Diversified Financial Services -- 1.6%
      60,200 Affiliated Managers Group.........................   $    3,356,150
     185,100 AmeriCredit Corp. ................................        5,113,386
         380 Amresco Inc. .....................................              428
      17,000 BlackRock, Inc. ..................................          697,000
      12,800 Compucredit Corp. ................................          507,200
       1,000 Creditrust Corp.+ ................................            1,313
      12,300 Dain Rauscher Corp.*..............................          989,381
      40,300 Eaton Vance Corp.*................................        1,952,031
       2,000 Federal Agricultural Mortgage Corp. ..............           33,750
       3,200 Financial Federal Corp. ..........................           68,000
       2,000 Gabelli Asset Management Inc., Class A Shares.....           60,250
      85,900 Heller Financial, Inc.* (a).......................        2,136,763
      27,200 Investment Technology Group, Inc. ................        1,305,600
       7,083 The John Nuveen Co.*..............................          321,391
      15,900 LaBranche & Co. Inc. .............................          478,988
       8,000 Medallion Financial Corp.*........................          129,000
     119,050 Metris Companies Inc.*............................        4,278,359
      24,560 Pioneer Group Inc. ...............................        1,071,430
      14,100 Raymond James Financial Corp. ....................          401,850
      60,302 Southwest Securities Group, Inc.+.................        2,001,273
      21,800 UniCapital Corp...................................            2,725
      25,300 United Asset Management Corp.*....................          619,850
                                                                  --------------
                                                                      25,526,118
                                                                  --------------

 Electric -- 0.2%
       7,900 Black Hills Corp.*................................          201,450
      31,100 Calpine Corp.+....................................        3,078,900
       3,400 Otter Tail Power Co.*.............................           70,975
                                                                  --------------
                                                                       3,351,325
                                                                  --------------

 Electrical Computer & Equipment -- 1.2%
      21,700 Advanced Energy Industries, Inc.+.................        1,239,612
      61,900 Alpine Group Inc..................................          359,794
     116,800 American Superconductor Corp......................        4,956,699
      32,500 Ametek Inc........................................          694,688
       9,700 Applied Science and Technology, Inc...............          149,744
      59,274 Artesyn Technologies Inc. ........................        2,463,576
      30,100 Belden Inc.*......................................          786,363
      62,600 C&D Technology Inc.*..............................        3,458,649
       9,600 Cable Design Technologies Corp....................          259,200
      10,700 Energy Conversion Devices, Inc....................          298,931
       5,300 FuelCell Energy, Inc..............................          630,700
      15,500 Littlefuse Inc....................................          562,844
      28,600 Rayovac Corp. ....................................          507,650
       9,900 Research Frontiers Inc............................          189,338
       7,400 SLI, Inc.*........................................           71,225
      16,200 Superconductors Technologies Inc..................          358,425
      13,000 Universal Display Corp.+..........................          323,375
      30,500 Valence Technology Inc. ..........................          516,594
      20,400 Vicor Corp........................................          889,950
                                                                  --------------
                                                                      18,717,357
                                                                  --------------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Small Capitalization Growth Investments
--------------------------------------------------------------------------------

   Shares                         Security                            Value

--------------------------------------------------------------------------------
 Electronics -- 4.7%
      11,100 ACT Manufacturing, Inc.+..........................   $      565,406
       3,200 American Technical Ceramics Corp. ................           73,200
      28,500 Ampex Corp., Class A Shares.......................           35,625
      19,100 Amphenol Corp., Class A Shares....................        1,222,400
       8,500 APW Ltd...........................................          374,000
      13,190 Benchmark Electronics Inc.+.......................          686,704
      12,080 Brady Corp., Class A Shares*......................          349,565
      13,800 California Amplifier, Inc.........................          576,150
      27,100 Coherent, Inc. ...................................        2,181,550
      57,000 CTS Corp. ........................................        2,924,813
       2,000 Cubic Corp.*......................................           43,000
       7,100 CyberOptics Corp. ................................          205,900
     178,000 Cymer Inc.+.......................................        8,176,875
      10,100 DDI Corp. ........................................          385,063
      23,100 Dionex Corp. .....................................          681,450
      63,100 DSP Group, Inc. ..................................        2,918,375
      59,600 Electro Scientific Industries Inc. ...............        2,454,775
       9,300 Excel Technologies, Inc. .........................          343,519
      14,600 FEI Co. ..........................................          439,825
      20,200 Fisher Scientific International Inc. .............          443,138
      26,100 Identix Inc. .....................................          378,450
      26,100 II-VI Inc. .......................................        1,402,875
      11,600 Interlink Electronics, Inc. ......................          300,150
         732 Interlogix, Inc. .................................           11,255
       6,600 Keithley Instruments, Inc.*.......................          501,188
      57,800 Kent Electronics Corp. ...........................        1,690,650
      39,400 Meade Instruments Corp. ..........................          945,600
      22,800 Mechanical Technology, Inc. ......................          257,925
     197,300 Methode Electronics Inc.*.........................       11,862,660
      40,300 Mettler-Toledo International Inc. ................        1,906,694
      26,300 Microchip Technology, Inc. .......................        1,790,044
      11,500 Molecular Devices Corp. ..........................          952,344
       4,500 Nanometrics Inc. .................................          223,875
       7,800 Packard BioScience Co. ...........................          155,025
      16,700 Photon Dynamics, Inc. ............................          783,856
      36,000 Robotic Vision Systems, Inc. .....................          456,750
      15,900 Rogers Corp. .....................................          554,513
      23,000 Sawtek Inc. ......................................        1,160,063
      29,900 SBS Technologies, Inc. ...........................        1,541,719
      71,201 Sensormatic Electronics Corp.*....................        1,183,717
       3,400 Spectra-Physics Lasers, Inc. .....................          235,875
      46,100 Stoneridge Inc. ..................................          478,288
      20,900 Technitrol, Inc. .................................        2,664,750
      46,600 Trimble Navigation Ltd. ..........................        1,936,813
      14,300 Universal Electronics Inc. .......................          338,955
      69,400 Varian, Inc. .....................................        3,383,250
      42,500 Viasystems Group, Inc. ...........................          701,250
      13,200 X-Rite, Inc.*.....................................          127,050
     132,200 Zygo Corp. .......................................       10,493,372
                                                                  --------------
                                                                      73,500,289
                                                                  --------------

 Energy - Alternate Sources -- 0.2%
     173,400 Syntroleum, Corp. ................................        2,947,800
                                                                  --------------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Small Capitalization Growth Investments
--------------------------------------------------------------------------------

   Shares                         Security                            Value

--------------------------------------------------------------------------------
 Engineering & Construction -- 0.2%
      46,550 Dycom Industries Inc.+............................   $    2,467,150
      18,900 Insituform Technologies, Inc., Class A Shares.....          579,994
      51,400 URS Corp. ........................................          677,837
                                                                  --------------
                                                                       3,724,981
                                                                  --------------

 Entertainment -- 1.9%
       7,500 AMC Entertainment Inc. ...........................           14,063
      50,700 Argosy Gaming Co. ................................          811,200
      10,100 Championship Auto Racing Teams Inc. ..............          235,456
     222,500 Cinar Corp., Class B Shares.......................          458,906
      11,100 Dover Downs Entertainment, Inc.*..................          111,694
      88,600 Fairfield Communities, Inc. ......................          708,800
      22,600 Gtech Holdings Corp. .............................          403,975
     241,300 International Speedway Corp., Class A Shares*.....        8,174,036
      26,500 Isle of Capri Casinos, Inc.+......................          414,063
       1,700 Liberty Livewire Corp., Class A Shares............           83,406
       8,100 Lowes Cineplex Entertainment, Inc. ...............           14,681
      93,200 Macrovision Corp.+................................        9,937,450
       6,600 Penn National Gaming, Inc. .......................           92,400
      41,500 Pinnacle Systems, Inc. ...........................          855,938
      82,900 Shuffle Master, Inc. .............................        1,430,025
     123,600 Speedway Motorsports, Inc. .......................        3,190,425
      33,950 SUNTERRA Corp. ...................................            3,735
      28,800 Trendwest Resorts Inc.+...........................          550,800
       3,600 Vail Resorts, Inc. ...............................           66,150
     105,000 Zomax Inc.+.......................................        2,040,938
                                                                  --------------
                                                                      29,598,141
                                                                  --------------

 Environmental Control -- 0.3%
       6,600 Casella Waste Systems Inc., Class A Shares........           64,763
      29,400 Catalytica Inc. ..................................          391,388
      82,100 Stericycle Inc. ..................................        1,847,250
      57,357 Tetra Tech, Inc. .................................        1,555,808
      12,500 Waste Connections Inc. ...........................          290,625
       3,800 Waste Industries Inc. ............................           39,900
                                                                  --------------
                                                                       4,189,734
                                                                  --------------

 Food -- 0.3%
       6,100 American Italian Pasta Co., Class A Shares........          103,319
      13,618 ConAgra, Inc.*....................................          249,380
       7,300 Del Monte Foods Co. ..............................           47,906
      15,200 Dreyer's Grand Ice Cream, Inc.*...................          315,638
       3,100 Earthgrains Co.*..................................           54,638
      14,600 Grand Union Co. ..................................            3,212
      28,700 Hain Food Group Inc.+.............................          896,875
       7,650 Performance Food Group Co. .......................          284,006
       3,000 Rica Foods, Inc. .................................           47,625
      24,560 Smithfield Foods Inc. ............................          652,375
       9,600 United National Foods, Inc. ......................          145,200
      12,800 Vlasic Foods International Inc. ..................           20,800
      25,500 Whole Foods Market Inc.+..........................        1,287,750
     115,300 Wild Oats Markets, Inc. ..........................        1,239,474
                                                                  --------------
                                                                       5,348,198
                                                                  --------------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Small Capitalization Growth Investments
--------------------------------------------------------------------------------

   Shares                         Security                            Value

--------------------------------------------------------------------------------
 Food Service -- 0.0%
      12,910 Morrison Management Specialist*...................   $      343,729
                                                                  --------------

 Forest Products & Paper -- 0.0%
      10,162 Buckeye Technologies Inc. ........................          253,415
       2,200 Deltic Timber Corp.*..............................           44,000
                                                                  --------------
                                                                         297,415
                                                                  --------------

 Gas -- 0.0%
       6,600 CTG Resources, Inc.*..............................          267,300
       2,800 Energynorth, Inc.*................................          167,650
                                                                  --------------
                                                                         434,950
                                                                  --------------

 Hand/Machine Tools -- 0.0%
       4,500 Franklin Electric Co. Inc.*.......................          293,625
                                                                  --------------

 Health Care -- 6.0%
      17,100 Abiomed, Inc. ....................................        1,032,413
      62,000 Adac Laboratories.................................        1,387,250
      65,800 Advanced Neuromodulation Systems, Inc. ...........        1,246,088
      16,300 Alaris Medical Inc. ..............................           24,450
      16,200 Alterra Healthcare Corp.+.........................           39,488
     109,800 American Medical Systems Holdings, Inc.+..........        1,434,263
       6,100 American Retirement Corp. ........................           32,025
       1,300 AmeriPath, Inc. ..................................           17,713
      38,000 Apria Healthcare Group Inc. ......................          565,250
       1,100 Arrow International Inc.*.........................           39,188
     285,600 ArthroCare Corp.+.................................       12,709,195
      17,600 ATS Medical, Inc. ................................          290,400
     120,100 Biosite Diagnostics Inc.+.........................        8,354,456
       6,600 BriteSmile, Inc. .................................           46,200
      10,100 Capital Senior Living Corp........................           32,194
      29,200 CardioDynamics International Corp. ...............          187,975
       9,700 Carematrix Corp...................................            3,638
      50,600 Celsion Corp......................................          151,800
       6,600 Cerus Corp. ......................................          350,213
      10,900 ChromaVision Medical Systems, Inc. ...............          136,250
       6,600 Closure Medical Corp. ............................          141,384
      21,700 Columbia Laboratories, Inc........................          119,350
       3,879 Conmed Corp. .....................................           52,367
      79,400 Cooper Companies Inc.*............................        2,610,275
       6,700 Covance Inc. .....................................           69,513
      16,500 Cyberonics, Inc...................................          271,219
     101,500 Cytyc Corp.+......................................        4,732,438
      29,400 Datascope Corp.*..................................        1,036,350
       3,200 Diagnostic Products Corp.*........................          135,600
      22,900 Diametrics Medical, Inc. .........................          160,300
     128,500 Dianon Systems, Inc. .............................        5,750,375
       7,900 Eclipse Surgical Technology Inc. .................           31,106
      10,515 Edwards Lifesciences Corp. .......................          276,019
       7,700 Endocare, Inc. ...................................          135,231
       8,300 Gentiva Health Services, Inc. ....................           92,338
       9,100 Gliatech Inc.+....................................           72,800
      18,100 Haemonetics Corp. ................................          455,894
       7,500 Hanger Orthopedic Group, Inc. ....................           26,250

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Small Capitalization Growth Investments
--------------------------------------------------------------------------------

   Shares                         Security                           Value

-------------------------------------------------------------------------------
 Health Care -- 6.0% (continued)
     197,800 Health Management Associates, Inc., Class A
              Shares (a)......................................   $    3,226,613
      51,479 IDEXX Laboratories Inc...........................        1,344,889
       9,000 Igen International Inc. .........................          171,000
      94,500 Imatron Inc......................................          236,250
      16,000 Impath Inc. .....................................          575,000
      13,400 Inamed Corp. ....................................          438,013
       3,300 Invacare Corp. ..................................           88,894
      15,900 I-STAT Corp. ....................................          295,144
      25,310 Laboratory Corp. of America Holdings.............        2,994,489
      14,100 LCA-Vision Inc. .................................           43,181
      72,800 LifePoint Hospitals, Inc. .......................        2,193,100
      42,800 Lincare Holdings Inc. ...........................        1,091,400
       3,000 Luminex Corp.+...................................          120,000
      59,400 Mentor Graphics Corp.*...........................        1,258,538
      11,200 Microvision, Inc. ...............................          457,800
      66,200 Mid Atlantic Medical Services, Inc. .............        1,067,475
      15,200 Novoste Corp.....................................          820,800
      19,600 Oakley Inc.+.....................................          331,975
       6,700 Ocular Sciences Inc. ............................           72,025
      52,000 ORATEC Interventions, Inc........................        1,849,250
     234,100 Oxford Health Plans, Inc.........................        7,140,050
      17,800 PhyCor, Inc. ....................................            2,314
     224,700 PolyMedica Corp..................................        7,976,847
      18,500 Province Healthcare Co...........................          830,188
      26,000 RehabCare Group, Inc. ...........................          971,750
      47,325 Renal Care Group Inc. ...........................          958,331
       6,050 Res-Care Inc. ...................................           29,305
      70,300 ResMed Inc.+.....................................        2,587,919
      20,059 Respironics Inc. ................................          379,867
       8,100 SonoSite, Inc....................................          270,844
      10,800 STAAR Surgical Co................................          180,225
     125,500 Sunrise Assisted Living, Inc.....................        2,494,310
      49,800 Sunrise Technologies, Inc.+......................          326,813
      17,500 Thermo Cardiosystems Inc.........................          162,969
      15,500 Thoratec Laboratories Corp.......................          288,688
       4,200 Total Renal Care Holdings Inc....................           29,400
       4,600 Trex Co. ........................................            4,313
      21,400 Triad Hospitals, Inc. ...........................          617,925
      32,200 Varian Medical Systems, Inc.+....................        1,479,188
      51,700 Vasomedical, Inc. ...............................          232,650
       9,600 Ventana Medical Systems, Inc.+...................          268,200
      77,600 VISX, Inc.+......................................        2,138,850
       1,100 Vital Signs Inc.*................................           20,006
      15,995 Wesley Jessen VisionCare, Inc. ..................          601,812
      40,700 Zoll Medical Corp. ..............................        1,780,625
                                                                 --------------
                                                                     94,698,483
                                                                 --------------

 Holding Companies - Diversified -- 0.0%
     125,800 Terremark Woldwide, Inc. ........................          416,713
       7,600 Triarc Cos. .....................................          172,900
                                                                 --------------
                                                                        589,613
                                                                 --------------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Small Capitalization Growth Investments
--------------------------------------------------------------------------------

   Shares                         Security                            Value

--------------------------------------------------------------------------------
 Home Builders -- 0.2%
      42,100 Crossmann Communities Inc. .......................   $      770,956
       2,900 D.R. Horton, Inc.*................................           56,913
      28,300 Kaufman & Broad Home Corp.*.......................          702,194
      33,000 Monaco Coach Corp. ...............................          577,500
       4,900 NVR, Inc. ........................................          360,150
       5,400 Oakwood Homes Corp.*..............................            8,775
       1,600 Thor Industries Inc.*.............................           37,300
                                                                  --------------
                                                                       2,513,788
                                                                  --------------

 Home Furnishings -- 0.3%
       2,500 American Woodmark Corp.*..........................           57,969
      14,600 Ethan Allen Interiors Inc. .......................          393,288
       3,600 Fedders Corp.*....................................           18,675
       4,400 Furniture Brands International, Inc. .............           70,950
       3,600 Harman International Industries, Inc.*............          276,300
       7,600 ParkerVision Inc.+................................          323,000
      11,900 Polycom Inc. .....................................        1,337,263
      59,550 Salton, Inc.+.....................................        2,240,568
       9,400 Select Comfort Corp. .............................           19,975
                                                                  --------------
                                                                       4,737,988
                                                                  --------------

 Household Products/Wares -- 0.3%
      33,500 Blyth, Inc.*......................................          785,155
      61,300 Central Garden & Pet Co. .........................          459,750
      39,990 Church & Dwight Co., Inc.*........................          717,321
      26,400 The Dial Corp. ...................................          270,600
      13,817 Fossil Inc. ......................................          240,934
       3,900 John H. Harland Co.*..............................           57,038
      10,200 Playtex Products, Inc. ...........................          121,125
      11,400 The Scotts Co. ...................................          353,400
      31,400 Tupperware Corp. .................................          633,888
      15,100 Yankee Candle Co., Inc.+..........................          297,281
                                                                  --------------
                                                                       3,936,492
                                                                  --------------

 Housewares -- 0.0%
       6,890 Libbey Inc.*......................................          226,078
       1,500 Oneida Ltd.*......................................           20,625
                                                                  --------------
                                                                         246,703
                                                                  --------------

 Insurance -- 0.3%
      20,000 Arthur J. Gallagher & Co..........................          980,000
      21,800 Brown & Brown, Inc.*..............................          581,788
      13,300 Crawford & Co.*...................................          165,419
       1,400 E.W. Blanch Holdings, Inc.*.......................           30,713
         700 Farm Family Holdings, Inc. .......................           21,088
      10,900 Healthaxis, Inc.+.................................           30,997
      13,793 Hilb, Rogal & Hamilton Co. .......................          551,720
       5,400 HSB Group, Inc. ..................................          215,663
         400 Markel Corp. .....................................           58,350
      22,400 Radian Group, Inc.*...............................        1,391,598
         900 Triad Guaranty Inc. ..............................           22,106
                                                                  --------------
                                                                       4,049,442
                                                                  --------------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Small Capitalization Growth Investments
--------------------------------------------------------------------------------

   Shares                         Security                           Value

-------------------------------------------------------------------------------
 Internet -- 2.2%
       9,800 24/7 Media, Inc. .................................  $      141,488
      21,500 About.com, Inc.+..................................         937,938
      33,600 Ask Jeeves, Inc.+.................................       1,024,800
       5,300 Autoweb.com, Inc. ................................           9,109
       6,700 barnesandnoble.com inc.+..........................          26,800
      27,400 Beyond.com Corp.+.................................          33,394
       6,300 CAIS Internet, Inc. ..............................          50,794
      14,400 Calico Commerce Inc. .............................         145,350
       9,300 CareInsite, Inc. .................................         208,088
       6,400 click2learn.com, Inc. ............................          97,200
     102,200 Critical Path, Inc. ..............................       7,894,947
       3,500 Cyberian Outpost, Inc. ...........................          13,125
      17,500 Digital Insight Corp. ............................         463,750
       3,300 DigitalThink, Inc.+...............................         112,406
      16,700 Donaldson, Lufkin & Jenrette, Inc.--DLJ direct....         135,688
      21,500 Elot, Inc. .......................................          38,969
       5,900 eMerge Interactive, Inc., Class A Shares+.........         130,169
      59,740 eToys Inc.+.......................................         268,830
       3,800 Expedia, Inc., Class A Shares.....................          61,038
       1,900 Fidelity Holdings, Inc.+..........................           2,553
      55,300 FiNet.com, Inc. ..................................          31,106
      25,400 Frontline Capital Group...........................         446,088
       5,500 Global Sports, Inc.+..............................          48,125
       9,600 GlobalNet Financial.com, Inc. ....................          94,800
      41,800 Go2Net, Inc. .....................................       2,884,200
      40,000 GoTo.com, Inc.+...................................         745,000
       7,300 Hollywood.com, Inc. ..............................          61,138
       7,100 iBEAM Broadcasting Corp. .........................          75,438
      48,400 Internet Pictures Corp. ..........................         378,125
      64,300 internet.com Corp. ...............................       2,025,450
       5,900 iTurf Inc., Class A Shares+.......................           9,588
      18,600 Juno Online Services Inc. ........................         116,250
      15,400 Lante Corp.+......................................         144,375
       4,300 Launch Media Inc. ................................          32,519
     108,700 LifeMinders, Inc. ................................       3,260,998
      42,300 LookSmart, Ltd. ..................................         708,525
      23,500 Mail.com, Inc. ...................................         148,344
       3,700 MarketWatch.com, Inc. ............................          43,475
     138,900 Media Metrix, Inc.+...............................       3,437,773
      17,200 Multex.com........................................         374,100
      18,100 MyPoints.com Inc. ................................         246,613
      56,702 National Discount Brokers Group, Inc. ............       2,051,902
      15,100 Net.B@nk, Inc. ...................................         171,763
       2,800 net.Genesis Corp. ................................          23,450
       2,300 NetCreations, Inc. ...............................          48,588
      23,800 Network Commerce Inc.+............................         130,900
      19,200 NetZero, Inc.+....................................          81,000
      19,800 NextCard Inc. ....................................         162,731
      19,300 On2.com Inc.+.....................................          67,164
      17,600 OneMain.com, Inc. ................................         173,525
       9,000 Onhealth Network Co. .............................          28,406
       7,500 Onvia.com, Inc.+..................................          52,500
      16,545 Prodigy Communications Corp., Class A Shares......         124,605

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Small Capitalization Growth Investments
--------------------------------------------------------------------------------

   Shares                         Security                           Value

-------------------------------------------------------------------------------
 Internet -- 2.2% (continued)
      10,900 PurchasePro.com, Inc.+...........................   $      629,816
      17,000 Quokka Sports, Inc.+.............................          116,875
      29,100 Rare Medium Group, Inc. .........................          291,000
      10,700 SciQuest.com, Inc. ..............................          102,988
       8,500 SierraCities.com, Inc. ..........................           25,500
       1,700 SmartServ Online, Inc. ..........................           62,581
      11,200 SportsLine.com, Inc. ............................          198,100
      54,500 StarMedia Network, Inc.+.........................          463,250
      10,600 theglobe.com, inc.+..............................           14,741
       5,400 TheStreet.com Inc.+..............................           47,925
       9,600 Travelocity.com Inc. ............................          132,000
      13,500 triZetto Group, Inc. ............................          138,375
      17,900 Ventro Corp.+....................................          255,075
      13,000 VIA Net.Works, Inc. .............................          168,188
       5,700 Vicinity Corp. ..................................           63,413
       4,700 Voyager.net, Inc. ...............................           32,606
      75,400 Wit Soundview Group, Inc. .......................          697,450
      11,000 Worldgate Communication Inc.+....................          217,250
                                                                 --------------
                                                                     33,882,133
                                                                 --------------

 Investment Companies -- 0.0%
      11,000 Ampal-American Israel Corp., Class A Shares......          171,188
                                                                 --------------

 Iron/Steel -- 0.0%
       1,500 Gibraltar Steel Corp.*...........................           26,250
       2,400 Reliance Steel & Aluminum Co.*...................           49,500
      11,700 Steel Dynamics Inc. .............................          141,863
                                                                 --------------
                                                                        217,613
                                                                 --------------

 Leisure Time -- 0.4%
     134,600 American Classic Voyages Co. ....................        2,288,199
      25,200 Bally Total Fitness Holding Corp. ...............          622,125
      63,800 Callaway Golf Co.*+..............................          921,113
      25,050 Direct Focus, Inc. ..............................          749,934
       3,800 Hotel Reservations Network, Inc., Class A
              Shares..........................................          133,713
      21,700 Polaris Industries Inc.*.........................          740,513
       3,700 WMS Industries Inc. .............................           59,200
                                                                 --------------
                                                                      5,514,797
                                                                 --------------

 Lodging -- 0.1%
       8,400 Aztar Corp.......................................          122,325
      56,200 Choice Hotels Corp. Inc. ........................          502,288
      10,300 Extended Stay America Inc. ......................          152,569
      36,750 Station Casinos, Inc.+...........................          528,281
       7,400 USS Franchises Systems Inc., Class A Shares......           32,375
                                                                 --------------
                                                                      1,337,838
                                                                 --------------

 Machinery - Construction & Mining -- 0.1%
      29,136 Astec Industries Inc. ...........................          571,794
      16,500 CMI Corp. .......................................           37,125
      29,100 Terex Corp. .....................................          532,894
                                                                 --------------
                                                                      1,141,813
                                                                 --------------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Small Capitalization Growth Investments
--------------------------------------------------------------------------------

   Shares                         Security                           Value

-------------------------------------------------------------------------------
 Machinery - Diversified -- 0.6%
       8,300 Briggs & Stratton Corp.*.........................   $      358,975
      23,800 Brooks Automation, Inc. .........................        1,316,438
       5,250 Chart Industries, Inc. ..........................           28,547
      12,100 Cognex Corp. ....................................          484,000
       2,100 Columbus McKinnon Corp. .........................           30,713
      21,525 Graco Inc.*......................................          762,792
       8,350 IDEX Corp.*......................................          253,631
      13,550 Lindsay Manufacturing Co.*.......................          247,288
      51,013 The Manitowoc Co., Inc.*.........................        1,170,097
       5,400 Nordson Corp.*...................................          349,650
      43,300 Presstek, Inc. ..................................          733,394
       7,900 Satcon Technology Corp. .........................          273,538
      11,521 Specialty Equipment Cos., Inc. ..................          311,787
       2,700 Tennant Co.*.....................................          118,463
       5,200 Thermo Fibertek Inc. ............................           21,450
      48,600 Zebra Technologies Corp., Class A Shares.........        2,624,400
                                                                 --------------
                                                                      9,085,163
                                                                 --------------

 Manufacturing -- 0.5%
      24,960 Applied Power Inc., Class A Shares*..............          123,240
       2,200 AptarGroup Inc.*.................................           51,288
      10,205 Blount International, Inc. ......................           85,467
       4,200 Carlisle Cos. Inc.*..............................          192,413
      20,700 Concord Camera Corp. ............................          455,400
      11,100 Cuno Inc. .......................................          316,350
       3,100 Dexter Corp. ....................................          183,288
      18,600 Donaldson Co., Inc.*.............................          392,925
       3,240 Gentek, Inc.*....................................           49,410
     128,300 GSI Lumonics Inc. ...............................        3,359,854
      14,736 Matthews International Corp., Class A Shares*....          427,344
       2,000 Polymer Group, Inc.*.............................           14,000
      30,900 Roper Industries Inc. ...........................        1,000,388
      12,500 Scott Technologies, Inc. ........................          236,719
       5,700 SurModics, Inc. .................................          259,350
       8,600 Teleflex Inc.*...................................          306,375
      15,660 Tredegar Corp. ..................................          305,370
       7,248 Wabtec Corp.*....................................           75,198
                                                                 --------------
                                                                      7,834,379
                                                                 --------------

 Media -- 2.7%
       9,300 4Kids Entertainment, Inc.+.......................          195,300
      12,400 Ackerley Group Inc.*.............................          140,275
     301,400 ACTV, Inc. ......................................        5,368,688
       2,500 Beasley Broadcast Group, Inc., Class A Shares....           30,781
      38,600 Citadel Communications Corp. ....................          791,300
     366,100 Classic Communications, Inc., Class A Shares.....        1,830,500
     144,900 Cox Radio Inc. ..................................        3,015,731
     209,300 Crown Media Holdings, Inc. ......................        3,361,881
      20,600 Emmis Communications Corp., Class A Shares.......          675,938
     150,400 Entravision Communications Corp., Class A
              Shares..........................................        2,979,800
      16,500 Houghton Mifflin Co.*............................          811,594
       2,900 IDG Books Worldwide, Inc., Class A Shares........           26,191
     101,800 Information Holdings Inc. .......................        3,270,325

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Small Capitalization Growth Investments
--------------------------------------------------------------------------------

   Shares                         Security                           Value

-------------------------------------------------------------------------------
 Media -- 2.7% (continued)
     234,800 Insight Communications Co., Inc. ................   $    4,182,375
      44,600 John Wiley & Sons, Inc., Class A Shares*.........          886,425
      35,900 Lee Enterprises, Inc.*...........................        1,005,200
       5,300 LodgeNet Entertainment Corp. ....................          140,781
       9,800 Martha Stewart Living Omnimedia, Inc., Class A
              Shares+.........................................          330,750
       7,300 Mediacom Communications Corp. ...................          103,911
      21,100 Meredith Corp.*..................................          576,294
       3,100 On Command Corp. ................................           41,075
     168,209 Paxson Communications Corp. .....................        2,312,874
       1,400 Playboy Enterprises, Class B Shares..............           20,563
       5,000 Private Media Group, Inc. .......................           38,438
      12,000 Regent Communications, Inc. .....................          105,000
     146,675 Saga Communications Inc. ........................        3,006,836
       9,100 Scholastic Corp. ................................          584,106
     202,300 Sinclair Broadcast Group., Class A Shares........        2,440,242
      35,400 Sirius Satellite Radio Inc.+.....................        1,823,100
       6,200 Source Media, Inc.+..............................           37,975
      32,800 Spanish Broadcasting System, Inc., Class A
              Shares..........................................          330,050
      15,700 TiVo Inc.+.......................................          378,763
       4,100 United Television Inc.*..........................          590,400
         151 Value Line Inc.*.................................            5,417
      22,500 Wink Communications, Inc. .......................          374,063
       6,000 World Wrestling Federation Entertainment, Inc. ..          128,250
      10,200 XM Satellite Radio Holdings Inc., Class A
              Shares..........................................          436,050
       7,300 Young Broadcasting Corp., Class A Shares.........          258,238
                                                                 --------------
                                                                     42,635,480
                                                                 --------------

 Metal Fabricate/Hardware -- 0.6%
     233,200 Maverick Tube Corp. .............................        6,544,175
      11,300 Metals USA Inc. .................................           54,381
       1,900 Mueller Industries, Inc. ........................           59,969
      28,000 The Shaw Group, Inc. ............................        1,559,250
      11,122 Valmont Industries, Inc.*........................          210,623
                                                                 --------------
                                                                      8,428,398
                                                                 --------------

 Mining -- 0.2%
       9,800 AMCOL International, Corp.*......................           32,463
     143,600 Battle Mountain Gold Co. ........................          269,250
     139,000 Freeport-McMoRan Copper & Gold, Inc., Class B
              Shares..........................................        1,363,937
      63,100 Stillwater Mining Co. ...........................        2,145,400
                                                                 --------------
                                                                      3,811,050
                                                                 --------------

 Office/Business Equipment -- 0.0%
       2,500 General Binding Corp.*...........................           22,188
                                                                 --------------

 Office Furnishings -- 0.0%
         800 CompX International Inc. ........................           18,150
      24,100 HON Industries Inc.*.............................          649,194
       1,254 Virco Manufacturing Corp. .......................           16,145
                                                                 --------------
                                                                        683,489
                                                                 --------------

 Oil & Gas Producers -- 3.9%
      31,100 Atwood Oceanics Inc. ............................        1,411,163
      27,860 Barrett Resources Corp. .........................          964,653
       7,600 Basin Exploration Inc. ..........................          152,000

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Small Capitalization Growth Investments
--------------------------------------------------------------------------------

   Shares                         Security                           Value

-------------------------------------------------------------------------------
 Oil & Gas Producers -- 3.9% (continued)
      18,400 Berry Petroleum Co.*.............................   $      349,600
       9,000 Cabot Oil & Gas Corp.*...........................          180,000
      96,573 Chesapeake Energy Corp. .........................          736,369
      14,300 Clayton Williams Energy, Inc. ...................          577,363
      33,925 Cross Timbers Oil Co. ...........................          896,892
      26,466 Devon Energy Corp.*..............................        1,549,915
       9,200 Evergreen Resources Inc. ........................          268,525
     178,000 Forest Oil Corp. ................................        2,725,625
      23,100 Frontier Oil Corp. ..............................          164,588
     182,500 Grey Wolf Inc. ..................................        1,003,750
      70,100 Helmerich & Payne, Inc.*(a)......................        2,589,316
       9,200 Houston Exploration Co. .........................          238,050
      18,100 HS Resources, Inc. ..............................          573,544
     654,900 Key Energy Services, Inc. .......................        6,794,586
      19,500 Louis Dreyfus Natural Gas Corp. .................          677,625
     131,400 Marine Drilling Co. Inc. ........................        3,572,438
      12,500 Meridian Resource Corp. .........................           78,906
      20,800 Mitchell Energy & Development Corp., Class A
              Shares .........................................          832,000
      43,100 Nabors Industries Inc.+..........................        2,049,944
       7,800 Newfield Exploration Co. ........................          337,350
     166,600 Patterson Energy, Inc. ..........................        5,227,075
       3,100 Penn Virginia Corp.*.............................           84,669
      12,700 Pennaco Energy, Inc. ............................          200,025
      17,213 Plains Resources Inc. ...........................          305,531
      73,200 Pogo Producing Co.*..............................        1,967,250
     192,000 Precision Drilling Corp. ........................        6,528,000
      45,000 Pride International Inc. ........................        1,108,125
       6,100 Prima Energy Corp. ..............................          273,738
      33,200 Pure Resources, Inc. ............................          641,175
     104,300 R&B Falcon Corp. ................................        2,972,550
       7,000 Spinnaker Exploration Co. .......................          254,625
      15,000 St. Mary Land & Exploration Co.*.................          620,625
      16,900 Stone Energy Corp. ..............................        1,010,831
      33,700 Swift Energy Co. ................................          975,194
      16,400 Unit Corp. ......................................          256,250
     188,800 UTI Energy Corp. ................................        7,032,800
     110,360 Vintage Petroleum, Inc.*.........................        2,317,560
      12,700 WD-40 Co.*.......................................          246,063
                                                                 --------------
                                                                     60,746,288
                                                                 --------------

 Oil & Gas Services -- 1.6%
      12,500 CAL Dive International, Inc. ....................          718,750
       5,500 Carbo Ceramics Inc.*.............................          199,719
      40,500 Cooper Cameron Corp. ............................        3,151,406
       9,200 Drill-Quip Inc. .................................          418,025
       2,300 Gulf Island Fabrication, Inc. ...................           42,550
      92,700 Hanover Compressor Co.+..........................        2,943,225
      24,500 Lone Star Technologies, Inc. ....................        1,231,125
     180,500 National Oilwell Inc.+...........................        6,261,094
      67,440 Newpark Resources Inc. ..........................          691,260
       2,700 Oceaneering International, Inc. .................           47,081
      81,600 SEACOR SMIT Inc. ................................        3,717,900
     193,100 Superior Energy Services, Inc. ..................        2,124,100
       3,600 Universal Compression Holdings, Inc. ............          118,350

                       See Notes to Financial Statements.

66
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(continued)
Small Capitalization Growth Investments
--------------------------------------------------------------------------------

   Shares                         Security                            Value

--------------------------------------------------------------------------------
 Oil & Gas Services -- 1.6% (continued)
     136,000 Varco International, Inc. ........................   $    2,745,500
      49,767 Veritas DGC Inc. .................................        1,328,157
                                                                  --------------
                                                                      25,738,242
                                                                  --------------

 Packaging & Containers -- 0.1%
       2,900 AEP Industries Inc.+..............................           85,731
      10,900 Earthshell Corp.+.................................           21,800
      26,900 Gaylord Container Corp. ..........................           73,975
      14,800 Ivex Packaging Corp. .............................          162,800
       3,300 Liqui-Box Corp.*..................................          141,075
      29,600 Packaging Corp. of America........................          345,950
       5,800 U.S. Can Corp. ...................................          110,925
                                                                  --------------
                                                                         942,256
                                                                  --------------

 Pharmaceuticals -- 8.7%
      27,300 Abgenix, Inc. ....................................        2,052,192
      27,800 Accredo Health, Inc. .............................        1,204,088
     278,200 Advance Paradigm Inc.+............................        7,407,075
     107,400 Alkermes Inc.+....................................        4,967,250
      49,100 Alliance Pharmaceutical Corp. ....................          748,775
      84,400 Alpharma Inc.*+...................................        4,779,150
     133,855 Amerisource Health Corp., Class A Shares..........        4,651,461
      50,300 Amylin Pharmaceuticals, Inc. .....................          682,194
      92,800 Anesta Corp.+.....................................        2,209,800
     213,000 Aradigm Corp. ....................................        3,807,375
      44,037 Barr Laboratories Inc. ...........................        3,126,627
      86,334 Bindley Western Industries Inc.*..................        2,487,498
      17,400 BioMarin Pharmaceutical Inc. .....................          293,625
      45,200 Biomatrix Inc. ...................................          960,500
      11,100 Biopure Corp.+....................................          177,600
       4,000 Bone Care International, Inc. ....................           91,250
       4,700 Carter-Wallace Inc.*..............................          125,138
      21,500 Cell Pathways Inc.+...............................          718,906
     130,800 Cell Therapeutics, Inc. ..........................        6,082,200
      80,100 Cephalon Inc.+....................................        4,030,031
       9,800 ChiRex Inc. ......................................          305,025
      28,400 Connetics Corp. ..................................          505,875
      20,200 Corixa Corp. .....................................        1,033,988
      17,000 Coulter Pharmaceutical Inc.+......................          532,313
     168,600 Cubist Pharmaceuticals, Inc. .....................       10,305,675
      16,000 CV Therapeutics, Inc. ............................        1,200,000
      15,000 Cygnus Inc. ......................................          182,813
     132,500 Dura Pharmaceuticals Inc. ........................        3,652,031
       3,400 Duramed Pharmaceuticals, Inc. ....................           22,950
      14,100 Dusa Pharmaceuticals, Inc. .......................          413,306
      14,900 Emisphere Technologies, Inc. .....................          491,700
      14,000 Endo Pharmaceuticals Holdings, Inc. ..............           71,750
     232,600 First Horizon Pharmaceutical Corp. ...............        4,244,950
      16,700 Geltex Pharmaceuticals Inc. ......................          676,611
      13,300 Genta Inc. .......................................          118,038
      49,300 Gilead Sciences Inc.+.............................        5,324,400
       4,900 Guilford Pharmaceuticals, Inc. ...................          131,075
      10,200 Hyseq, Inc. ......................................          427,763

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Small Capitalization Growth Investments
--------------------------------------------------------------------------------

   Shares                         Security                            Value

--------------------------------------------------------------------------------
 Pharmaceuticals -- 8.7% (continued)
      63,900 ILEX Oncology, Inc. ..............................   $    2,108,700
      23,100 The Immune Response Corp. ........................          207,900
      34,500 ImmunoGen, Inc.+..................................          582,188
      30,400 Isis Pharmaceuticals Inc. ........................          397,100
     107,660 Jones Pharma Inc.*................................        3,848,845
       7,300 Kos Pharmaceuticals, Inc. ........................          102,200
      12,900 K-V Phamaceuticals Co., Class B Shares............          520,838
      48,200 Ligand Pharmaceuticals, Inc. .....................          626,600
       2,200 Mannatech, Inc. ..................................            6,050
      22,800 Matrix Pharmaceutical, Inc. ......................          333,450
     166,800 Medicines Co.+....................................        4,170,000
     179,150 Medicis Pharmaceutical Corp., Class A Shares......       11,543,972
      17,200 MGI Pharma, Inc. .................................          596,625
      14,500 Miravant Medical Technologies+....................          363,406
      35,300 Nabi..............................................          286,813
      50,100 Nature's Sunshine Products, Inc.*.................          394,538
      60,000 NBTY, Inc. .......................................          423,750
      11,100 NCS Healthcare, Inc.+.............................            3,469
      20,500 NEO RX Corp. .....................................          389,500
      21,100 Neurocrine Biosciences, Inc. .....................          873,013
      14,900 Neurogen Corp. ...................................          568,994
      19,800 Noven Pharmaceuticals, Inc. ......................          831,600
      20,200 NPS Pharmaceuticals, Inc. ........................          893,850
      22,900 Omnicare, Inc.*...................................          313,444
      24,400 OSI Pharmaceuticals, Inc. ........................        1,219,619
      77,700 Pathogenesis Corp. ...............................        2,972,025
      47,400 Patterson Dental Co.+.............................        1,125,750
      21,200 Pharmacopeia, Inc. ...............................          889,075
     103,600 Pharmacyclics Inc.+...............................        5,192,950
      11,750 Priority Healthcare Corp., Class B Shares.........          678,563
      15,400 Sangstat Medical Corp. ...........................          311,850
      31,700 Sciclone Pharmaceuticals, Inc. ...................          374,456
      44,100 Sicor, Inc., .....................................          427,219
       6,100 Star Scientific, Inc. ............................           24,400
      32,000 SuperGen, Inc. ...................................          630,000
      64,400 Syncor International Corp. .......................        2,576,000
      52,700 Tanox, Inc. ......................................        2,450,550
      19,200 Theragenics Corp. ................................          136,800
      58,200 Titan Pharmaceuticals, Inc. ......................        2,731,763
       2,900 Triangle Pharmaceuticals, Inc. ...................           26,100
      16,300 Trimeris, Inc. ...................................        1,124,700
      11,400 Tularik Inc.+.....................................          380,475
      19,000 United Therapeutics Corp.+........................        1,640,828
      30,300 Valentis, Inc. ...................................          312,469
       4,700 VaxGen, Inc. .....................................          116,325
       5,000 Veterinary Centers of America ....................           72,500
      33,500 VIVUS, Inc. ......................................          173,781
       1,772 Watson Pharmaceuticals, Inc.+.....................          109,301
                                                                  --------------
                                                                     136,327,342
                                                                  --------------

 Real Estate -- 0.1%
      71,600 Catellus Development Corp. .......................        1,279,850
       5,108 Forest City Enterprises Inc., Class A Shares*.....          178,780

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Small Capitalization Growth Investments
--------------------------------------------------------------------------------

   Shares                         Security                            Value

--------------------------------------------------------------------------------
 Real Estate -- 0.1% (continued)
       6,736 Getty Realty Corp.*...............................   $       79,148
       3,900 Jones Lang Lasalle Inc. ..........................           56,794
                                                                  --------------
                                                                       1,594,572
                                                                  --------------

 Real Estate Investment Trusts -- 0.6%
       3,800 Alexander's Inc. .................................          306,850
         800 Alexandria Real Estate Investment Co.*............           28,000
      98,500 Bedford Property Investors, Inc.*.................        1,914,594
      21,200 Charles E. Smith Residential Realty, Inc.*........          871,850
       3,000 Chateau Communities Inc. .........................           78,000
         800 Chelsea GCA Realty, Inc.*.........................           26,850
      23,500 Cousins Properties Inc.*..........................          966,438
       7,200 Federal Realty Investors Trust*...................          144,000
       4,500 Health Care Property Investors, Inc.*.............          118,406
      48,200 Home Properties of New York, Inc.*................        1,430,938
     108,500 Mack-Cali Realty Corp.*(a)........................        2,841,342
      12,400 Manufactured Home Communities, Inc. ..............          292,950
      16,100 Mills Corp.*......................................          291,813
       1,900 Saul Centers, Inc.*...............................           30,044
      16,700 Town & Country Trust*.............................          295,381
      48,100 Ventas, Inc. .....................................          237,494
      10,700 Washington Real Estate Investment Trust ..........          205,306
                                                                  --------------
                                                                      10,080,256
                                                                  --------------
 Retail -- 4.6%
       3,260 7-Eleven, Inc. ...................................           43,603
      12,224 99 Cents Only Stores .............................          549,316
      92,200 Abercrombie & Fitch Co., Class A Shares...........        2,137,888
     115,500 American Eagle Outfitters, Inc. ..................        3,443,344
      62,100 Ann Taylor Stores Corp.+..........................        2,235,600
      19,800 Applebee's International Inc. ....................          449,213
       8,000 Avado Brands, Inc.*+..............................           11,750
      10,400 Barnes & Noble, Inc. .............................          180,050
       3,200 Bebe Stores Inc.+.................................           50,200
      12,600 Bombay Co. .......................................           33,863
      10,200 Borders Group, Inc. ..............................          135,788
       6,000 Buca, Inc. .......................................           67,875
       2,100 Burlington Coat Factory Wholesale Corp.*..........           25,594
       6,246 Caseys General Stores Inc. .......................           71,048
     135,000 CBRL Group, Inc. .................................        1,628,438
     103,462 CEC Entertainment Inc.+...........................        2,987,465
       3,300 Cheap Tickets Inc. ...............................           35,063
      27,675 The Cheesecake Factory, Inc. .....................          998,030
      51,400 Chico's FAS Inc.+.................................        2,004,600
     171,800 The Children's Place Retail Stores, Inc.+.........        5,068,100
       7,300 CKE Restaurants, Inc.*............................           29,200
      29,100 Claire's Stores, Inc.*+...........................          572,906
       3,000 Coldwater Creek Inc. .............................           96,000
      36,940 Copart Inc. ......................................          625,671
      43,400 Cost Plus Inc. ...................................        1,459,325
      16,000 CSK Auto Corp. ...................................           87,000
       3,300 Dave & Buster's Inc. .............................           26,400
       3,700 DEB Shops Inc.*...................................           42,203
       5,300 dELiA*s Inc. .....................................           13,250

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Small Capitalization Growth Investments
--------------------------------------------------------------------------------

   Shares                          Security                           Value

--------------------------------------------------------------------------------
 Retail -- 4.6% (continued)
           1 Dollar Tree Stores Inc. ...........................  $           20
     129,000 Duane Reade Inc.+..................................       2,854,125
       3,700 Electronics Boutique Holdings Corp. ...............          83,250
      12,500 Factory 2-U Stores, Inc. ..........................         432,031
       2,300 Footstar Inc. .....................................          68,425
      91,700 Genesco Inc. ......................................       1,484,394
       5,400 Group 1 Automotive Inc. ...........................          59,400
      85,300 Guitar Center, Inc. ...............................       1,279,500
       4,700 Gymboree Corp. ....................................          23,206
   1,705,700 Hanover Direct Inc. ...............................       1,066,063
      15,600 Hollywood Entertainment Corp. .....................         109,200
      39,500 Hot Topic, Inc. ...................................       1,118,344
       4,200 IdeaMall, Inc. ....................................          16,538
      52,050 Insight Enterprises Inc. ..........................       2,615,510
      27,050 Intertan Inc. .....................................         375,319
      37,500 Jack in the Box Inc. ..............................         827,344
      80,500 Kenneth Cole Productions, Inc. ....................       3,547,031
      11,700 Lands' End Inc. ...................................         285,919
      59,500 Linens 'n Things, Inc. ............................       1,606,500
       2,700 Lithia Motors, Inc., Class A Shares................          33,075
      21,418 The Men's Wearhouse, Inc. .........................         653,249
      51,700 Michaels Stores Inc.+..............................       1,809,500
       4,200 Musicland Stores Corp. ............................          29,925
       2,480 NPC International, Inc. ...........................          24,490
       4,800 O'Charley's Inc. ..................................          61,200
      12,004 O'Reilly Automotive, Inc. .........................         183,061
     115,200 Outback Steakhouse, Inc. ..........................       2,642,400
       6,800 P.F. Changs China Bistro, Inc. ....................         203,575
      29,700 Pacific Sunware of California......................         395,381
      18,725 Papa John's International Inc. ....................         423,653
      19,000 PC Connection Inc. ................................       1,230,250
      51,900 PETsMART, Inc. ....................................         240,038
      73,400 Pier 1 Imports Inc.*...............................         862,450
       8,200 Rare Hospitality International Inc. ...............         230,625
      14,190 Regis Corp.*.......................................         224,379
       8,600 Restoration Hardware Inc. .........................          49,450
      51,400 Ruby Tuesday Inc.*.................................         642,500
       7,900 School Specialty, Inc. ............................         142,694
       4,800 Shoe Carnival, Inc. ...............................          33,300
       6,700 Sonic Automotive, Inc. ............................          70,769
      18,130 Sonic Corp. .......................................         591,491
       3,700 Stein Mart Inc. ...................................          43,475
      38,054 Sunglass Hut International Inc. ...................         275,892
      32,200 Too Inc. ..........................................         792,925
       2,600 Tractor Supply Co. ................................          33,800
       5,800 Trans World Entertainment Corp. ...................          56,188
       4,500 Tuesday Morning Corp. .............................          49,500
     203,800 Tweeter Home Entertainment Group...................       7,324,060
       8,800 Ultimate Electronics, Inc. ........................         308,550
       3,100 Urban Outfitters Inc. .............................          26,544
     471,900 Venator Group, Inc. ...............................       6,606,600
       1,700 West Marine, Inc. .................................          15,300
       3,700 Wet Seal Inc., Class A Shares......................          51,800

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Small Capitalization Growth Investments
--------------------------------------------------------------------------------

   Shares                         Security                            Value

--------------------------------------------------------------------------------
 Retail -- 4.6% (continued)
      42,850 Whitehall Jewelers, Inc. .........................   $      385,650
      77,900 Zale Corp. .......................................        2,877,431
                                                                  --------------
                                                                      72,586,072
                                                                  --------------
 Savings & Loans -- 0.3%
      93,200 Bank United Corp., Class A Shares*................        4,194,000
       2,000 First Federal Capital Corp.*......................           23,125
       2,800 First Financial Holdings Inc.*....................           40,775
         500 Flagstar Bancorp Inc.*............................            5,875
       3,000 Hudson River Bancorp. Inc.*.......................           39,000
       2,800 Northwest Bancorp Inc.*...........................           23,800
       3,800 Queens County Bancorp Inc.*.......................          100,225
       3,400 Roslyn Bancorp Inc.*..............................           67,362
       2,300 Seacoast Financial Services Corp.*................           23,288
       4,800 United Community Financial*.......................           30,300
                                                                  --------------
                                                                       4,547,750
                                                                  --------------
 Semiconductors -- 7.6%
      30,300 Actel Corp........................................        1,333,200
      84,800 Alliance Semiconductor Corp. .....................        2,231,300
      47,600 Anadigics, Inc....................................        1,713,600
      11,000 Applied Micro Circuits Corp. .....................        2,232,313
      60,200 ASM International N.V.+...........................        1,512,525
      41,100 Asyst Technologies, Inc...........................        1,076,306
      44,300 ATMI, Inc. .......................................        1,187,102
      17,200 AXT, Inc. ........................................          664,350
       4,600 Caliper Technologies Corp. .......................          285,775
      50,600 Cirrus Logic, Inc.+...............................        1,530,650
      53,800 Cohu, Inc.........................................        1,102,900
     126,200 Credence Systems Corp.............................        7,390,588
       8,900 Dallas Semiconductor Corp.*.......................          368,238
      54,300 DuPont Photomasks Inc.............................        4,120,013
      19,400 Elantec Semiconductor, Inc........................        1,716,900
      56,100 Electroglas Inc...................................        1,258,744
      19,500 eMagin Corp.+.....................................          188,955
      12,200 EMCORE Corp.......................................        1,360,300
      83,900 Entegris Inc......................................          933,387
      60,700 ESS Technology, Inc...............................        1,050,869
      25,900 Exar Corp.+.......................................        3,124,187
      45,800 Fairchild Semiconductor Corp. ....................        1,820,550
      16,800 FSI International, Inc............................          298,200
      56,200 GaSonics International Corp. .....................        1,348,800
      78,700 General Semiconductor Inc.+.......................        1,146,069
      53,200 Helix Technology Corp.*...........................        2,014,950
       7,300 HI/FN, Inc........................................          463,550
       8,700 Ibis Technology Corp.+............................          378,450
      11,900 Integrated Circuit Systems, Inc...................          327,250
      65,300 Integrated Device Technology, Inc.+...............        5,730,075
      36,100 Integrated Silicon Solution, Inc..................        1,060,438
      23,200 International Rectifier Corp. ....................        1,460,150
       3,800 IXYS Corp.+.......................................          152,950
     125,600 Kulicke and Soffa Industries, Inc.+...............        2,284,350
     184,000 LTX Corp. ........................................        4,703,500
      52,200 Mattson Technology, Inc...........................        1,141,875

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Small Capitalization Growth Investments
--------------------------------------------------------------------------------

   Shares                         Security                           Value

-------------------------------------------------------------------------------
 Semiconductors -- 7.6% (continued)
      15,400 MEMC Electronic Materials, Inc. .................   $      277,200
       9,700 Microsemi Corp. .................................          409,825
      38,300 MIPS Technology Inc.+............................        2,192,675
      24,400 MKS Instruments, Inc. ...........................          857,050
       3,700 NETsilicon, Inc. ................................           95,737
      59,000 Oak Technology, Inc.+............................        1,718,375
      10,900 Pericom Semiconductor Corp.......................          806,600
     151,200 Photronics, Inc. ................................        4,432,050
       4,600 Pixelworks, Inc. ................................          124,775
      14,500 PLX Technology, Inc..............................          454,031
       1,502 PMC-Sierra, Inc.+................................          354,354
      28,300 Power Integrations, Inc. ........................          481,100
      88,900 PRI Automation, Inc..............................        4,589,463
      77,927 Qlogic Corp......................................        8,844,713
      22,500 QuickLogic Corp..................................          511,875
      91,100 Rudolph Technologies, Inc. ......................        3,644,000
      71,100 Semitool, Inc. ..................................          893,194
      15,340 Semtech Corp.+...................................        1,816,831
      33,000 Silicon Image, Inc. .............................        1,212,750
       3,800 Silicon Valley Group Inc. .......................          105,925
       3,363 Siliconix Inc. ..................................          187,908
      23,000 SIPEX Corp. .....................................          990,437
      11,716 SpeedFam-IPEC, Inc. .............................          218,210
       8,000 Supertex, Inc. ..................................          370,750
      17,000 TelCom Semiconductor, Inc. ......................          296,438
       9,200 Therma-Wave Inc. ................................          249,550
      31,700 Three-Five Systems, Inc. ........................        1,054,025
     110,000 Tri Quint Semiconductor, Inc. ...................        6,084,375
      12,900 Ultratech Stepper, Inc. .........................          232,200
     141,800 Varian Semiconductor Equipment Associates,
              Inc. ...........................................        8,100,325
      23,500 Veeco Instruments Inc. ..........................        2,106,187
      12,300 White Electronic Designs Corp. ..................          196,800
     145,900 Xicor, Inc. .....................................        1,741,681
      34,700 Zoran corp.+.....................................        2,144,894
                                                                 --------------
                                                                    118,509,662
                                                                 --------------
 Shipbuilding -- 0.0%
      12,700 Newport News Shipbuilding Inc.*..................          539,750
                                                                 --------------
 Software -- 11.7%
      26,600 The 3DO Co. .....................................          244,387
      22,500 Accrue Software Inc. ............................          479,531
      58,600 Actuate Software Corp. ..........................        1,519,937
       9,800 Advantage Learning Systems, Inc.+................          287,875
      31,900 Advent Software Inc. ............................        1,965,837
     135,400 Allaire Corp. ...................................        4,595,137
      18,900 Allscripts, Inc. ................................          551,644
       3,900 AppliedTheory Corp. .............................           31,444
      35,400 AppNet, Inc.+....................................        1,750,087
      10,300 AremisSoft Corp. ................................          280,675
      41,900 Aspen Technology, Inc. ..........................        1,924,781
     212,500 Avistar Communications Corp.+....................        2,483,594
     106,400 AVT Corp. .......................................          631,750
      42,100 BARRA Inc. ......................................        2,426,012
      22,600 Be Free, Inc. ...................................          137,013
      38,100 Bindview Development Corp. ......................          373,856

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Small Capitalization Growth Investments
--------------------------------------------------------------------------------

   Shares                          Security                           Value

--------------------------------------------------------------------------------
 Software -- 11.7% (continued)
       3,100 Blaze Software, Inc. ..............................  $       58,513
      13,600 Bluestone Software, Inc. ..........................         317,900
       6,900 Bottomline Technologies, Inc. .....................         218,644
       6,400 Braun Consulting, Inc. ............................         104,000
      10,700 Brio Technology Inc. ..............................          98,975
      49,100 Broadbase Software, Inc.+..........................       1,028,031
       9,400 BSQUARE Corp. .....................................         159,800
       4,600 Caminus Corp. .....................................          77,625
       4,300 C-bridge Internet Solutions, Inc. .................          72,563
      24,100 CCC Information Services Group, Inc. ..............         236,104
       3,400 Centillium Communications, Inc. ...................         253,300
      95,300 Cerner Corp. ......................................       3,627,356
       5,000 Chordiant Software, Inc. ..........................          60,313
      30,600 Clarent Corp.+.....................................       1,461,150
      14,700 Clarus Corp. ......................................         889,350
      17,200 Concord Communications Inc. .......................         412,800
      47,000 Cyber-Care, Inc.+..................................         279,062
       3,400 CyberCash Inc.+....................................          18,488
      14,200 CyberSource Corp. .................................         175,725
       4,700 Cysive, Inc. ......................................          39,069
      10,200 Daleen Technologies, Inc. .........................         153,000
      11,000 Data Return Corp. .................................         219,141
      13,700 Datastream Systems, Inc. ..........................         125,013
       8,300 Deltek Systems, Inc. ..............................          61,731
      71,550 Dendrite International Inc. .......................       1,900,547
       6,300 Digital Impact, Inc. ..............................          60,047
      98,000 Digital Island Inc.+...............................       2,909,375
      17,100 Digital River, Inc. ...............................         117,562
      25,600 Documentum, Inc. ..................................       1,832,000
       8,100 DSET Corp. ........................................         219,206
      23,200 DSL.Net, Inc.+.....................................         142,100
      33,000 Eclipsys Corp. ....................................         474,375
       5,600 eFax.com+..........................................           2,275
      24,500 eGain Communications Corp.+........................         320,031
     108,800 Embarcadero Technologies, Inc. ....................       4,569,600
      29,900 e-Med Technologies Corp.+..........................         115,862
       3,400 Engineering Animation, Inc. .......................          37,400
       4,600 ePlus inc. ........................................          89,987
       4,100 Eprise Corp. ......................................          63,806
       3,900 eShare Communications, Inc. .......................          15,600
       8,600 Espeed, Inc., Class A Shares.......................         264,450
      11,400 Excalibur Technologies Corp. ......................         541,500
      26,500 eXcelon Corp. .....................................         213,656
      26,400 Exchange Applications, Inc. .......................         648,450
      79,800 EXE Technologies, Inc. ............................       1,431,412
       3,500 Extensity, Inc. ...................................          78,750
      25,900 F5 Networks, Inc.+.................................       1,515,150
      26,800 Fair, Issac & Co., Inc.*...........................       1,231,125
     109,918 Filenet Corp. .....................................       2,115,922
       3,500 FirePond, Inc. ....................................          73,062
       9,100 Geoworks Corp. ....................................         104,081
      17,800 Globix Corp. ......................................         477,262
      11,400 Great Plains Software Inc. ........................         309,938

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Small Capitalization Growth Investments
--------------------------------------------------------------------------------

   Shares                          Security                           Value

--------------------------------------------------------------------------------
 Software -- 11.7% (continued)
       5,600 HearMe Inc. .......................................  $       48,650
      28,200 HNC Software, Inc. ................................       1,534,256
      34,035 Hyperion Solutions Corp. ..........................       1,076,357
      11,400 Ibasis, Inc. ......................................         236,550
      10,400 IDX Systems Corp...................................         176,800
      19,150 IMRglobal Corp. ...................................         227,406
       4,440 Infogrames, Inc. ..................................          33,023
      68,100 Informatica Corp.+.................................       6,810,000
      19,000 Information Architects Corp.+......................         121,125
      15,100 InfoUSA Inc., Class B Shares.......................          93,431
      10,700 Inprise Corp. .....................................          62,528
      12,900 Inspire Insurance Solutions, Inc. .................          32,250
      42,200 InteliData Technologies Corp. .....................         292,763
       3,900 Interact Commerce Corp. ...........................          40,463
       4,400 Interactive Intelligence, Inc. ....................         194,975
       7,700 The InterCept Group, Inc. .........................         179,025
      49,700 Interliant Inc. ...................................         658,525
      19,000 Inter-Tel Inc.*....................................         290,937
      95,900 Intertrust Technologies Corp.+.....................       1,540,394
      19,200 InterWorld Corp. ..................................         386,400
      52,200 Interwoven, Inc. ..................................       5,011,200
      93,100 IntraNet Solutions, Inc. ..........................       4,218,594
      15,100 Intraware, Inc.+...................................         158,550
       4,900 ITXC Corp. ........................................          98,000
     108,800 J.D. Edwards & Co. ................................       2,699,600
      73,450 JDA Software Group, Inc. ..........................         950,259
      16,700 Keynote Systems, Inc. .............................         505,175
      90,900 Legato Systems, Inc. ..............................       1,102,162
       5,300 Level 8 Systems, Inc. .............................         106,000
      67,100 Liquid Audio, Inc. ................................         467,603
      23,500 Manugistics Group Inc.+............................       2,062,125
       6,500 MAPICS, Inc. ......................................          39,000
       9,500 MapInfo Corp. .....................................         394,250
      15,000 Marimba, Inc. .....................................         253,125
      90,100 MatrixOne, Inc. ...................................       3,108,450
      12,300 Mediaplex, Inc. ...................................         156,056
      12,800 Mediconsult.com, Inc.+.............................          10,800
      25,800 Mercator Software, Inc. ...........................         403,125
      22,800 MetaCreations Corp. ...............................         190,950
      10,000 Metasolv Software, Inc. ...........................         408,750
      34,800 Micromuse Inc. ....................................       5,285,250
      27,400 MicroStrategy Inc.+................................         763,775
       8,994 Midway Games Inc. .................................          77,573
       5,100 National Data Corp.*...............................         149,813
      15,500 National Information Consortium, Inc. .............         147,250
      51,900 National Instruments Corp. ........................       2,241,431
      13,900 NeoMagic Corp. ....................................          49,953
       4,500 NEON Systems, Inc. ................................          75,656
      11,100 Net Perceptions Inc. ..............................         157,481
       7,200 Net2Phone, Inc. ...................................         212,850
      24,000 Netcentives Inc.+..................................         231,000
      77,700 NetIQ Corp. .......................................       4,390,050
      46,200 NetManage, Inc. ...................................         131,381

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Small Capitalization Growth Investments
--------------------------------------------------------------------------------

   Shares                          Security                           Value

--------------------------------------------------------------------------------
 Software -- 11.7% (continued)
       6,000 NetObjects Inc. ...................................  $       21,750
     162,100 Netopia, Inc. .....................................       5,936,913
       3,300 NetSol International, Inc.+........................          85,800
     144,400 New Era of Networks Inc.+..........................       5,063,025
       7,400 Niku Corp.+........................................         200,263
      11,800 Novadigm, Inc. ....................................         127,587
       5,900 Numerical Technologies, Inc.+......................         230,837
      19,100 Objective Systems Integrators, Inc. ...............         256,656
       4,500 Omega Research Inc. ...............................          13,500
      20,600 Onyx Software Corp. ...............................         467,363
      37,600 Open Market Inc. ..................................         317,250
       6,657 OpenTV Corp. ......................................         369,463
       4,400 OTG Software, Inc. ................................          98,450
      17,200 Packeteer, Inc.+...................................         827,750
     164,700 PC-Tel, Inc. ......................................       4,611,600
       6,900 Pegasus Systems Inc. ..............................          30,188
     121,800 Peregrine Systems Inc. ............................       3,889,987
      30,564 Per-Se Technologies, Inc. .........................         364,858
      10,300 Persistence Software, Inc. ........................         175,100
      67,900 Phoenix Technologies Ltd. .........................       1,171,275
      42,700 Pinnacle Systems, Inc. ............................         539,087
      69,100 Precise Software Solutions Ltd. ...................       1,865,700
      12,400 Primus Knowledge Solutions, Inc. ..................         292,175
       2,600 Private Business Inc. .............................           4,388
      14,450 ProBusiness Services Inc. .........................         317,900
      45,400 Procurenet.com.....................................              --
     104,008 Progress Software Corp. ...........................       1,423,609
      14,500 Project Software & Development, Inc. ..............         261,000
     154,200 Puma Technology, Inc.+.............................       3,748,988
      10,200 Quadramed Corp. ...................................          17,213
      15,700 Quintus Corp. .....................................         205,081
      10,400 Ramp Networks, Inc. ...............................          53,300
      11,700 Razorfish Inc. ....................................         147,712
      59,200 RealNetworks, Inc.+................................       2,882,300
       3,300 Register.com, Inc. ................................          46,200
      59,900 Remedy Corp. ......................................       1,400,163
      15,300 Retek Inc.+........................................         526,894
      96,700 Rhythms NetConnections Inc.+.......................         870,300
       3,700 Saba Software, Inc.+...............................         105,913
      28,600 SAGA Systems, Inc. ................................         361,075
      16,900 Sagent Technology, Inc. ...........................         179,562
     152,000 Sanchez Computer Associates, Inc.+.................       3,249,000
       9,600 Santa Cruz Operation, Inc. ........................          44,400
       7,000 Schawk, Inc. ......................................          66,062
      17,600 SeaChange International, Inc. .....................         528,000
       3,200 Selectica, Inc.+...................................         152,600
       4,300 Sequoia Software Corp. ............................          48,375
      66,400 Serena Software, Inc. .............................       2,921,600
     217,000 ServiceWare Technologies, Inc.+....................       1,803,813
      42,100 Silverstream Software, Inc. .......................       1,462,975
     240,900 SmartForce PLC ADR.................................      12,526,800
       3,400 Software Technologies Corp. .......................          66,300
      17,100 Software.com+......................................       2,489,119

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Small Capitalization Growth Investments
--------------------------------------------------------------------------------

   Shares                         Security                           Value

-------------------------------------------------------------------------------
 Software -- 11.7% (continued)
       8,200 Sonic Foundry, Inc.+.............................   $       76,363
       8,700 SPSS Inc. .......................................          242,512
       4,500 SS&C Technologies, Inc. .........................           28,687
      45,400 StarBase Corp. ..................................          306,450
      31,400 Sunquest Information Systems, Inc. ..............          412,125
      14,200 SVI Holdings, Inc. ..............................           72,775
      55,800 Sybase, Inc. ....................................        1,531,013
      10,200 Take-Two Interactive Software, Inc. .............          141,366
      12,900 Tenfold Corp. ...................................           87,075
       6,250 THQ Inc. ........................................          133,594
      23,200 Transaction Systems Architects, Inc., Class A
              Shares..........................................          426,300
       9,000 Tumbleweed Communications Corp.+.................          563,625
      16,900 U.S. Interactive, Inc. ..........................          132,031
       4,200 Ulticom, Inc. ...................................          248,850
      14,800 Unify Corp. .....................................           58,275
       5,500 Unigraphics Solutions, Inc. .....................          113,094
       9,800 Universal Access, Inc............................          154,963
      13,800 VeriSign Inc.+...................................        2,744,475
      42,800 Verity, Inc. ....................................        1,958,100
       2,800 Versata, Inc.+...................................           69,825
       6,800 Viador Inc. .....................................           62,900
      59,600 Viant Corp. .....................................          826,950
      87,300 Vignette Corp. ..................................        3,328,312
      11,500 WatchGuard Technologies, Inc. ...................          564,937
      64,900 Websense, Inc. ..................................        1,216,875
      13,600 WebTrends Corp. .................................          512,338
       7,600 XPedior Inc. ....................................           81,700
      17,300 Zixit Corp.+.....................................          843,375
                                                                 --------------
                                                                    183,804,943
                                                                 --------------

 Storage/Warehousing -- 0.0%
       9,600 Mobile Mini, Inc. ...............................          179,400
                                                                 --------------

 Telecommunications -- 10.9%
      38,060 Adaptive Broadband Corp. ........................        1,189,375
      27,080 Adelphia Business Solutions, Inc. ...............          404,507
      12,300 ADTRAN Inc. .....................................          658,819
      27,500 Advanced Radio Telecom Corp. ....................          281,875
       8,200 AirGate PCS, Inc.................................          558,112
       4,200 Airnet Communications Corp. .....................          139,387
     131,000 Alamosa PCS Holdings, Inc. ......................        3,258,625
      91,500 Allegiance Telecom, Inc. ........................        4,557,844
      42,300 American TeleSource International, Inc...........          126,900
     165,400 Anaren Microwave Inc. ...........................       19,527,537
      28,600 Andrew Corp. ....................................          847,275
       1,900 Anixter International Inc. ......................           66,500
      41,400 Arch Communications Group, Inc. .................          214,763
       1,300 Arguss Communications, Inc. .....................           25,837
      25,500 Aspect Telecommunications Corp. .................          575,344
      20,800 AT&T Latin America Corp., Class A Shares.........          291,200
      17,300 Aware Inc. ......................................          775,256
      28,100 Black Box Corp. .................................        1,671,950
     210,000 Cabletron Systems, Inc.+.........................        7,861,875
      36,500 Caprock Communications Corp.+....................          216,719

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Small Capitalization Growth Investments
--------------------------------------------------------------------------------

   Shares                         Security                          Value

------------------------------------------------------------------------------
 Telecommunications -- 10.9% (continued)
      47,500 Carrier Access Corp.+............................  $    2,274,062
      26,600 C-COR.net Corp. .................................         518,700
      97,500 Celeritek, Inc. .................................       4,375,312
       6,300 Cenntennial Communications Corp. ................         101,981
      13,700 CFW Communications Co.*..........................         465,800
       6,100 Choice One Communications Inc. ..................          97,600
      28,800 Cobalt Networks, Inc.+...........................       1,429,200
      22,800 Com21 Inc. ......................................         379,050
       7,200 Commonwealth Telephone Enterprises, Inc. ........         278,100
      38,300 Commscope Inc. ..................................         955,106
      24,000 Computer Network Technology Corp. ...............         480,000
      13,000 Convergent Communications, Inc. .................          51,594
      18,400 Corsair Communications, Inc. ....................         202,400
       6,300 Crossroads Systems, Inc.+........................          70,875
      17,300 CT Communications, Inc.*.........................         419,525
     139,900 CTC Communications Group.........................       3,445,038
       9,400 Davox Corp. .....................................         118,675
       8,000 Deltathree.com, Inc., Class A Shares.............          51,000
      49,200 Dobson Communications Corp. .....................       1,060,875
      42,000 e.spire Communications Inc. .....................         170,625
      31,500 eGlobe, Inc.+....................................          65,953
       9,400 Electric Lightwave Inc., Class A Shares..........         122,200
      38,800 Extreme Networks, Inc. ..........................       3,610,825
       6,300 FiberNet Telecom Group, Inc.+....................         107,100
       5,000 Glenayre Technologies, Inc. .....................          54,375
       4,736 Global Crossing Ltd.+............................         142,376
     242,000 GoAmerica, Inc.+.................................       2,646,875
       3,800 Golden Telecom, Inc. ............................         116,850
       3,500 Hickory Tech Corp.*..............................          70,000
      46,500 ICG Communications, Inc. ........................         277,547
      23,500 IDT Corp. .......................................         934,125
      20,500 Illuminet Holdings, Inc. ........................         814,875
       9,100 IMPSAT Fiber Networks Inc. ......................         141,050
      21,700 Information Resource Engineering, Inc. ..........         797,475
     123,200 Integrated Telecom Express, Inc.+................       3,873,100
      55,200 Intelect Communications, Inc.+...................         105,225
      55,100 InterDigital Communications Corp. ...............         984,912
      38,800 Intermedia Communications Inc.+..................         805,100
      27,300 International Fibercom, Inc. ....................         644,963
      15,300 Intrusion.com, Inc. .............................         227,587
      73,900 ITC DeltaCom, Inc. ..............................       1,043,837
       6,300 JNI Corp. .......................................         422,888
     194,800 Lantronix, Inc.+.................................       1,984,525
      13,300 Latitude Communications Inc. ....................         119,284
      10,100 LCC International, Inc., Class A Shares..........         221,569
      26,400 Leap Wireless International, Inc. ...............       2,095,500
     289,100 Liberty Satellite & Technology, Inc., Class A
              Shares..........................................       3,541,475
      34,900 Lightbridge, Inc. ...............................         610,750
      12,400 LightPath Technologies, Inc., Class A Shares.....         654,100
      28,350 MasTec, Inc. ....................................       1,020,600
      78,300 MCK Communications, Inc. ........................       2,251,125
       3,900 Metawave Communications Corp. ...................          80,438
      15,300 Metricom, Inc.+..................................         622,519

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Small Capitalization Growth Investments
--------------------------------------------------------------------------------

   Shares                         Security                           Value

-------------------------------------------------------------------------------
 Telecommunications -- 10.9% (continued)
      60,000 Metrocall, Inc. ..................................  $      251,250
     188,300 Metromedia Fiber Network Inc., Class A Shares+....       7,520,231
      30,400 MMC Networks, Inc. ...............................       3,703,100
      25,834 Motient Corp. ....................................         313,237
      47,100 Mpower Communications Corp. ......................         868,406
      49,900 MRV Communications, Inc.+.........................       3,845,419
      47,600 Natural MicroSystems Corp. .......................       3,549,175
       7,800 Net2000 Communications, Inc. .....................          68,250
      34,200 NETRIX Corp. .....................................         247,950
      35,200 Netro Corp.+......................................       2,908,400
      17,100 Network Access Solutions Corp. ...................         135,731
      95,900 Network Engines, Inc. ............................       3,752,087
      12,500 Network Peripherals Inc. .........................         179,687
       7,300 Network Plus Corp.+...............................          83,494
       6,600 North Pittsburgh Systems Inc. ....................          93,225
       4,900 NorthEast Optic Network, Inc. ....................         217,744
         900 Nucentrix Broadband Networks, Inc. ...............          23,513
       1,900 Optical Cable Corp.+..............................          74,813
       3,400 Osicom Technologies, Inc. ........................         200,600
      13,300 Pac-West Telecom, Inc. ...........................         187,862
      91,000 Paradyne Networks, Inc.+..........................       1,950,812
      78,800 P-Com, Inc. ......................................         492,500
      48,900 Plantronics, Inc. ................................       2,441,944
       9,200 Powertel, Inc.+...................................         717,600
      94,070 Price Communications Corp. .......................       1,928,435
      28,080 Primus Telecommunications Group, Inc. ............         447,525
      25,800 Proxim, Inc. .....................................       1,549,613
      65,400 RCN Corp. ........................................       1,585,950
      64,600 RF Micro Devices, Inc.+...........................       2,882,775
      10,000 Rural Cellular Corp., Class A Shares..............         760,000
      10,400 Savvis Communications Corp. ......................          91,650
     115,800 SBA Communications Corp. .........................       5,167,575
      30,800 Somera Communications, Inc. ......................         410,025
       8,600 SpectraLink Corp. ................................         111,800
       2,300 Stanford Microdevices, Inc. ......................         111,263
      74,000 Stratos Lightwave, Inc.+..........................       3,478,000
      16,650 SymmetriCom, Inc. ................................         258,075
      61,775 TALK.com, Inc. ...................................         444,008
      20,900 Tekelec+..........................................         825,550
       3,600 Telaxis Communications Corp. .....................          54,450
      13,200 Teligent, Inc., Class A Shares ...................         225,225
      14,400 Telxon Corp.*.....................................         284,400
      54,700 Terayon Communication Systems, Inc.+..............       3,035,850
      17,100 Tollgrade Communications, Inc. ...................       1,901,306
      17,800 Tricord Systems, Inc. ............................         249,200
     123,800 Tut Systems, Inc.+................................      12,457,375
      13,300 U.S. Wireless Corp.+..............................         172,900
      36,300 US LEC Corp., Class A Shares .....................         381,150
       8,100 ViaSat, Inc. .....................................         484,988
      40,548 Viatel, Inc. .....................................         555,001
      26,700 Visual Networks, Inc. ............................         215,269
       6,300 Vyyo Inc. ........................................         217,350
      37,200 WebLink Wireless, Inc., Class A Shares ...........         368,512

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Small Capitalization Growth Investments
--------------------------------------------------------------------------------

   Shares                         Security                           Value

-------------------------------------------------------------------------------
 Telecommunications -- 10.9% (continued)
      28,600 Westell Technologies Inc.+.......................   $      457,600
      21,600 WJ Communications, Inc.+.........................        1,273,050
      35,900 World Access, Inc.+..............................          325,344
      27,200 Xircom, Inc. ....................................          839,800
     243,100 Z-Tel Technologies, Inc.+........................        1,975,189
                                                                 --------------
                                                                    170,759,574
                                                                 --------------
 Textiles -- 0.0%
       1,700 G&K Services Inc., Class A Shares*...............           49,300
       3,100 Mohawk Industries, Inc. .........................           73,625
      27,400 WestPoint Stevens Inc.*+.........................          385,312
                                                                 --------------
                                                                        508,237
                                                                 --------------
 Tobacco -- 0.0%
                                                                 --------------
       4,305 Vector Group Ltd.+...............................           86,369
                                                                 --------------
 Toys/Games/Hobbies -- 0.1%
      57,900 Boyds Collection, Ltd. ..........................          513,863
      12,300 Jakks Pacific, Inc. .............................          218,325
       4,200 Marvel Enterprises, Inc.+........................           19,950
      12,000 Racing Champions Corp. ..........................           17,625
     123,300 The Topps Co., Inc. .............................          970,987
                                                                 --------------
                                                                      1,740,750
                                                                 --------------
 Transportation -- 0.4%
      14,850 Atlas Air, Inc. .................................          642,263
       3,500 Covenant Transport, Inc. ........................           36,750
      33,150 EGL, Inc.+.......................................        1,191,328
      40,750 Forward Air Corp. ...............................        1,869,407
       9,600 Fritz Companies, Inc. ...........................          142,200
       1,985 Heartland Express, Inc. .........................           34,737
       9,700 Kirby Corp. .....................................          228,556
       7,400 Knight Transportation Inc. ......................          125,800
       9,100 Landstar Systems, Inc. ..........................          464,100
      10,000 Swift Transportation Co., Inc. ..................          170,625
      23,500 US Freightways Corp.*............................          732,906
                                                                 --------------
                                                                      5,638,672
                                                                 --------------
 Venture Capital -- 0.0%
      15,000 Acacia Research Corp. ...........................          411,562
                                                                 --------------
 Water -- 0.0%
       4,800 E'Town Corp. ....................................          322,500
       3,000 Philadelphia Suburban Corp.*.....................           70,312
         800 SJW Corp.*.......................................           95,600
                                                                 --------------
                                                                        488,412
                                                                 --------------
             TOTAL COMMON STOCK
             (Cost -- $1,264,528,482).........................    1,519,296,317
                                                                 --------------
 WARRANTS -- 0.0%
      63,100 Endo Pharmaceuticals Holdings Inc., Expire
              12/31/02 (Cost -- $364,849).....................          149,863
                                                                 --------------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Small Capitalization Growth Investments
--------------------------------------------------------------------------------

    Face
   Amount                         Security                           Value

-------------------------------------------------------------------------------
 U.S. GOVERNMENT OBLIGATIONS -- 0.1%
             U.S. Treasury Bills:
 $   800,000  5.200% due 9/14/00 (a)..........................   $      798,353
     400,000  5.765% due 9/14/00 (a)..........................          399,183
                                                                 --------------
             TOTAL U.S. GOVERNMENT OBLIGATIONS
             (Cost -- $1,197,536).............................        1,197,536
                                                                 --------------
             SUB-TOTAL INVESTMENTS (Cost -- $1,266,090,867)...    1,520,643,716
                                                                 --------------
 REPURCHASE AGREEMENT -- 3.1%
 48,880,000  J.P. Morgan Securities, 6.600% due 9/1/00;
              Proceeds at maturity -- $48,888,961; (Fully
              collateralized by U.S. Treasury Notes & Bonds,
              4.250% to 13.375% due 3/31/01 to 8/15/26; Market
              value -- $49,110,347)
              (Cost -- $48,880,000)...........................       48,880,000
                                                                 --------------
             TOTAL INVESTMENTS -- 100%
             (Cost -- $1,314,970,867**).......................   $1,569,523,716
                                                                 ==============

------
 *  Income producing security.
 +  All or a portion of this security is on loan (See Note 11).
(a) All or a portion of this security is segregated for futures contracts com-mitments.
**  Aggregate cost for Federal income tax purposes is substantially the same.
                       See Notes to Financial Statements.

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(continued)
International Equity Investments
--------------------------------------------------------------------------------

   Shares                          Security                           Value

--------------------------------------------------------------------------------
 STOCK -- 95.8%
 Australia -- 1.2%
      28,743 Amcor Ltd. ........................................  $       91,592
      31,201 AMP Diversified Property Trust ....................          42,185
      51,430 AMP Ltd. (a).......................................         529,545
       4,327 Aristocrat Leisure Ltd. ...........................          15,651
      16,177 Australian Gas Light Co. Ltd. .....................          98,144
      31,343 Boral Ltd. ........................................          38,556
      11,472 Brambles Industries Ltd. ..........................         326,177
       7,200 British American Tobacco Co. PLC ..................          50,338
     361,833 Broken Hill Proprietary Co. Ltd. ..................       3,965,382
      44,873 Coca-Cola Amatil Ltd. .............................         102,155
      57,140 Coles Myer Ltd. (b)................................         238,372
      62,419 Commonwealth Bank of Australia ....................         998,408
      27,858 Computershare Ltd. ................................         131,990
       6,000 CSL Ltd. ..........................................         123,165
      47,165 CSR Ltd. ..........................................         119,909
      26,048 David Jones Ltd. ..................................          20,469
      13,300 Delta Gold NL......................................          10,451
       9,532 ERG Ltd. ..........................................          56,431
       6,457 F.H. Faulding & Co. Ltd. ..........................          34,324
      79,424 Foster's Brewing Group Ltd. .......................         188,154
      40,361 Futuris Corp. Ltd. ................................          38,013
      85,991 General Property Trust.............................         130,176
      80,040 Goodman Fielder Ltd. ..............................          57,162
       8,959 Howard Smith Ltd. .................................          40,894
      10,786 Iluka Resources Ltd. ..............................          27,857
      19,500 James Hardie Industries Ltd. ......................          41,305
      12,411 Leighton Holdings Ltd. ............................          46,038
      22,947 Lend Lease Corp. Ltd. .............................         271,156
     103,404 M.I.M. Holdings Ltd. ..............................          68,111
      25,517 Mayne Nickless Ltd. ...............................          58,680
      24,442 Mirvac Group.......................................          51,406
      79,094 National Australia Bank Ltd. ......................       1,160,795
      10,578 Newcrest Mining Ltd. ..............................          24,796
      99,566 News Corp Ltd. ....................................       1,301,601
     103,888 News Corp Ltd. Preferred Shares....................       1,128,500
      81,393 Normandy Mining Ltd. ..............................          47,970
      38,253 North Ltd. ........................................         104,987
      16,500 Orica Ltd. ........................................          59,395
      44,902 Pacific Dunlop Ltd. ...............................          40,473
      13,554 PaperlinX Ltd. ....................................          28,193
      24,154 QBE Insurance Group Ltd. ..........................         120,720
      13,476 Rio Tinto Ltd. ....................................         208,155
      23,800 Santos Ltd. .......................................          80,447
       8,735 Sons of Gwalia Ltd. ...............................          26,497
      30,869 Southcorp Ltd. ....................................          81,475
      26,772 Stockland Trust Group..............................          57,854
      12,705 Suncorp-Metway Ltd. ...............................          65,188
      12,667 TABCORP Holdings Ltd. .............................          72,089
     352,771 Telstra Corp Ltd. .................................       1,286,176
      21,157 Transurban Group...................................          41,673
      13,017 Wesfarmers Ltd. (c)................................         106,313
      82,791 Westfield Trust....................................         152,121

                       See Notes to Financial Statements.

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(continued)
International Equity Investments
--------------------------------------------------------------------------------

   Shares                         Security                           Value

-------------------------------------------------------------------------------
 Australia -- 1.2% (continued)
      81,240 Westpac Banking Corp Ltd. (c)....................   $      593,751
     446,707 WMC Ltd. ........................................        2,105,901
     146,822 Woodside Petroleum Ltd. .........................        1,213,125
      59,614 Woolworths Ltd. .................................          235,948
                                                                 --------------
                                                                     18,356,339
                                                                 --------------

 Austria -- 0.1%
       1,603 Austria Tabakwerke AG............................           61,641
       2,800 Austrian Airlines/Oesterreichische Luftverkehrs
              AG..............................................           32,488
       7,778 Bank Austria AG (c)..............................          417,001
         300 Bau Holding Strabag AG...........................            9,202
       1,000 Boehler-Uddeholm AG..............................           31,928
       2,128 BWT AG...........................................           71,518
       1,800 Flughafen Wien AG................................           61,791
         606 Generali Holding Vienna AG.......................           97,522
         200 Lenzing AG.......................................           12,501
       1,000 Mayr-Melnhof Karton AG...........................           45,344
         680 Oesterreichische Brau-Beteiligungs AG............           30,229
       2,421 Oesterreichische Elektrizitaetswirtschafts AG,
              Class A Shares..................................          226,014
       2,240 OMV AG...........................................          166,318
       1,573 RHI AG...........................................           33,426
       1,200 VA Technologie AG................................           58,393
       5,600 Wienerberger Baustoffindustrie AG................          119,495
                                                                 --------------
                                                                      1,474,811
                                                                 --------------

 Belgium -- 0.2%
         900 Barco NV.........................................          113,467
       1,333 Bekaert NV.......................................           60,444
         250 Cimenteries CBR Cementbedrijven -- STRIP VVPR*...                2
       2,487 Colruyt NV.......................................           97,624
         600 Compagnie Maritime Belge S.A. ...................           36,009
          25 Copeba...........................................            1,623
         450 D'Ieteren S.A. ..................................          110,066
       3,004 Delhaize Le Lion S.A. ...........................          167,997
       2,790 Electrabel S.A. .................................          596,583
      34,376 Fortis AG........................................        1,045,587
         550 Fortis AG -- STRIP VVPR*.........................               --
         450 Glaverbel S.A. ..................................           32,408
       1,128 Groupe Bruxelles Lambert S.A. (c)................          293,350
      13,614 KBC Banassurance Holding NV (c)..................          623,368
         175 Royal Belge -- STRIP VVPR*.......................                3
       1,100 Societe Generale, Warrants*......................               10
       3,980 Solvay S.A. .....................................          259,381
         750 Tractebel -- STRIP VVPR*.........................                7
       6,631 UCB S.A. ........................................          252,805
       1,700 Union Miniere S.A. ..............................           60,217
                                                                 --------------
                                                                      3,750,951
                                                                 --------------

 Brazil -- 0.4%
     284,653 Embratel Participacoes S.A. ADR..................        6,226,784
                                                                 --------------

 Canada -- 2.0%
     140,470 Canadian National Railway Co. ...................        4,135,085
     328,705 Nortel Networks Corp. ...........................       26,881,280
                                                                 --------------
                                                                     31,016,365
                                                                 --------------

                       See Notes to Financial Statements.

82
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(continued)
International Equity Investments
--------------------------------------------------------------------------------

   Shares                         Security                            Value

--------------------------------------------------------------------------------
 China -- 0.6%
   4,102,000 China Unicom Ltd.*(c).............................   $    9,519,598
                                                                  --------------

 Denmark -- 0.2%
         465 Bang & Olufsen Holdings A/S, Class B Shares.......           17,410
         960 Carlsberg A/S, Class A Shares.....................           34,684
       1,195 Carlsberg A/S, Class B Shares.....................           39,897
          37 D/S 1912, Class B Shares..........................          441,185
          25 D/S Svendborg, Class B Shares.....................          415,847
       2,000 Danisco A/S.......................................           65,343
       1,805 Den Danske Bank Group (c).........................          225,988
       1,590 FLS Industries A/S, Class B Shares................           24,078
         700 Group 4 Falck A/S.................................          109,760
       1,325 ISS A/S...........................................           90,055
         900 Navision Software A/S*............................           31,551
         260 NKT Holding A/S...................................           65,105
       2,235 Novo Nordisk A/S, Class B Shares..................          454,382
       1,710 Ostasiatiske Kompagni A/S*........................           34,459
         825 Radiometer A/S, Class B Shares....................           23,413
       1,650 SAS Danmark A/S...................................           13,497
       7,430 Tele Danmark A/S..................................          447,404
       1,200 Topdanmark A/S*...................................           22,608
       3,500 Vestas Wind Systems A/S...........................          155,667
       2,500 William Demant A/S................................          114,768
                                                                  --------------
                                                                       2,827,101
                                                                  --------------
 Finland -- 1.2%
       1,900 Amer Group Ltd. ..................................           43,330
       1,387 Finnlines Oyj.....................................           25,897
       4,306 Hartwall Oyj AB...................................           76,569
       1,960 Instrumentarium Corp. ............................           46,964
      10,900 Kemira Oyj........................................           58,050
       6,500 Kesko Oyj, Class B Shares.........................           59,525
       1,200 Kone Corp., Class B Shares........................           78,099
       1,100 Metra Oyj, Class A Shares.........................           19,951
       3,600 Metra Oyj, Class B Shares.........................           67,216
      10,076 Metso Group Oyj...................................          121,834
     346,240 Nokia Oyj AB......................................       15,537,560
       8,000 Outokumpu Oyj.....................................           79,664
       1,700 Pohjola Group Insurance Corp., Class B Shares.....           64,313
      17,189 Raisio Group PLC..................................           27,815
      12,271 Rautaruukki Oyj...................................           50,187
       4,100 Sampo Insurance Co. Ltd., Class A Shares..........          166,773
      34,742 Sonera Oyj........................................        1,161,434
       1,800 Stockmann AB, Class A Shares......................           27,207
       2,300 Stockmann AB, Class B Shares......................           30,674
       3,829 Tietoenator Oyj...................................          124,770
      12,160 UPM-Kymmene Oyj...................................          307,587
       3,090 Uponor Oyj........................................           54,452
                                                                  --------------
                                                                      18,229,871
                                                                  --------------
 France -- 14.7%
      33,721 Accor S.A. .......................................        1,454,099
       6,324 Air Liquide S.A. .................................          806,842
     338,451 Alcatel...........................................       27,699,461
     449,045 Aventis S.A. .....................................       33,736,397

                       See Notes to Financial Statements.

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(continued)
International Equity Investments
--------------------------------------------------------------------------------

   Shares                         Security                          Value

------------------------------------------------------------------------------
 France -- 14.7% (continued)
      46,439 Axa..............................................  $    6,618,630
      76,877 BNP Paribas S.A. ................................       7,074,400
      68,427 Bouygues S.A. (c)................................       4,304,331
       6,259 Canal Plus.......................................       1,023,383
       4,826 Cap Gemini S.A. (c)+.............................       1,008,340
     129,810 Carrefour Supermarche S.A. ......................       9,475,519
      42,108 Casino Guichard-Perrachon S.A. (c)...............       2,676,840
       4,300 Casino Guichard-Perrachon S.A. Preferred Shares
              (c).............................................         430,103
         650 Chargeurs S.A. ..................................          35,542
      71,632 Christian Dior S.A. (a)..........................       3,935,929
         817 Club Mediterranee S.A. (c).......................         106,708
         876 Coflexip S.A. ...................................         106,703
       4,716 Compagnie de Saint-Gobain (c)....................         628,112
       8,341 Compagnie Generale des Etablissements Michelin,
              Class B Shares (c)..............................         244,728
      13,835 Compagnie Generale d'Industrie et de
              Participations..................................         656,859
       1,250 CPR S.A. ........................................          48,623
      97,859 Credit Lyonnais S.A. (c).........................       3,958,803
      24,717 Dassault Systemes S.A. (c).......................       2,127,271
      57,200 Equant NV .......................................       2,217,350
       1,483 Eridania Beghin-Say S.A. ........................         131,854
         654 Essilor International S.A. ......................         181,420
   3,067,113 Eurotunnel S.A.*(c)..............................       2,754,247
      49,210 France Telecom S.A. .............................       5,622,225
         600 Gecina...........................................          55,160
       7,129 Groupe Danone....................................         974,847
       1,369 Groupe GTM.......................................         162,981
         926 Imerys S.A. (c)..................................         107,030
       5,446 Lafarge S.A. ....................................         403,827
      47,365 Lagardere S.A. (c)...............................       3,379,514
      34,950 L'Oreal S.A. ....................................       2,529,434
      23,975 LVMH.............................................       1,863,038
       5,300 Pechiney S.A. ...................................         242,680
       3,600 Pernod-Ricard S.A. ..............................         189,165
      28,139 Pinault-Printemps-Redoute S.A. (c)...............       5,326,428
       2,573 PSA Peugeot Citroen..............................         475,605
         450 Publicis S.A. ...................................         176,442
     199,354 Rhodia S.A. (c)..................................       2,864,297
       1,882 Sagem S.A. ......................................         519,108
      35,537 Sanofi S.A. .....................................       1,734,622
      38,102 Schneider Electric S.A. .........................       2,811,756
       1,350 SEB S.A. ........................................          75,258
       2,500 Sidel S.A. (c)...................................         170,485
       1,684 Simco S.A. ......................................         114,465
      69,911 Societe BIC S.A. ................................       3,297,483
         245 Societe Eurafrance S.A. .........................         126,600
      22,481 Societe Generale, Class A Shares.................       1,333,193
       1,728 Sodex Alliance S.A. .............................         271,015
     149,790 STMicroelectronics NV (c)........................       9,189,325
     124,062 Suez Lyonnaise des Eaux S.A. (d).................      18,409,705
         851 Technip S.A. ....................................         110,543
       9,067 Thomson CSF......................................         375,665
     198,179 Total Fina S.A., Class B Shares..................      29,443,243
      10,170 Total Fina S.A. -- STRIP VVPR*...................              90

                       See Notes to Financial Statements.

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(continued)
International Equity Investments
--------------------------------------------------------------------------------

   Shares                         Security                            Value

--------------------------------------------------------------------------------
 France -- 14.7% (continued)
       1,000 Unibail S.A. .....................................   $      152,036
      11,950 Usinor S.A. ......................................          128,029
     158,329 Valeo S.A. .......................................        8,502,549
     191,067 Vivendin S.A. (c).................................       15,628,786
         512 Zodiac S.A. ......................................          110,163
                                                                  --------------
                                                                     230,319,286
                                                                  --------------

 Germany -- 8.4%
       3,100 Adidas-Salomon AG.................................          164,546
       2,450 AGIV AG...........................................           24,005
      50,237 Allianz AG Registered Shares (c)..................       16,928,350
      24,700 BASF AG...........................................          937,727
     133,505 Bayer AG (a)......................................        5,602,621
      92,340 Bayerische Hypo -- Und Vereinsbank AG.............        5,418,580
     218,406 Bayerische Motoren Werke AG.......................        6,994,553
       3,300 Beiersdorf AG.....................................          312,475
       2,700 Bilfinger & Berger Bau AG.........................           33,584
         400 Brau Und Brunnen AG*..............................           13,194
       4,300 Buderus AG........................................           68,587
      50,272 Commerzbank AG....................................        1,622,499
       7,800 Continental AG....................................          142,167
      72,875 DaimlerChrysler AG................................        3,774,189
      23,086 Deutsche Bank AG..................................        1,980,741
      14,950 Deutsche Lufthansa AG.............................          330,973
     134,412 Deutsche Telekom AG (c)...........................        5,126,808
       5,200 Deutz AG*.........................................           19,187
       2,500 Douglas Holding AG................................           81,353
     294,315 Dresdner Bank AG (c)..............................       13,214,645
       2,168 Dyckerhoff AG.....................................           42,599
     347,334 E.On AG (c).......................................       17,077,485
       6,400 EM.TV & Merchandising AG (c)......................          307,843
      19,104 Ergo Versicherungs Gruppe AG......................        2,389,847
          50 Escada AG.........................................            5,223
          50 Escada AG Preferred Shares........................            4,401
       4,080 FAG Kugelfischer Georg Schaefer AG................           27,134
       4,300 Fresenius Medical Care AG.........................          368,933
       4,100 Gehe AG (c).......................................          146,906
       2,678 Heidelberg Zement AG..............................          147,623
       2,800 Hochtief AG.......................................           67,963
       1,000 Holsten-Brauerei AG...............................           18,227
         250 Holsten-Brauerei AG-New*..........................            4,223
       2,000 IWKA AG...........................................           24,539
       3,000 Kamps AG..........................................           63,482
       5,500 KarstadtQuelle AG.................................          163,817
       4,800 Linde AG..........................................          203,782
       5,600 MAN AG............................................          157,336
       3,300 MAN AG Vorzugsaktien..............................           67,189
       7,450 Merck KGaA........................................          249,055
      67,797 Metro AG (c)......................................        2,549,779
       1,600 Metro AG Preferred Shares.........................           42,961
     179,319 MG Technologies AG................................        2,168,288
      22,355 Muenchener Rueckversicherungs-Gesellschaft AG.....        6,121,771
       8,868 Preussag AG.......................................          295,671

                       See Notes to Financial Statements.

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(continued)
International Equity Investments
--------------------------------------------------------------------------------

   Shares                         Security                           Value

-------------------------------------------------------------------------------
 Germany -- 8.4% (continued)
       1,950 Rheinmetall AG...................................   $       21,325
         826 Rheinmetall AG Preferred Shares..................            7,234
      18,776 RWE AG...........................................          701,974
       5,500 RWE AG Preferred Shares (c)......................          164,795
       6,250 SAP AG...........................................        1,220,293
      81,950 SAP AG Preferred Shares (c)......................       20,583,496
       7,750 Schering AG......................................          417,567
       1,550 SGL Carbon AG....................................          107,217
      70,537 Siemens AG.......................................       11,194,557
      24,500 ThyssenKrupp AG..................................          372,054
      11,560 Volkswagen AG....................................          498,484
       5,250 Volkswagen AG Preferred Shares (c)...............          134,899
       8,600 WCM Beteiligungs -- Und Grundbesitz AG...........          216,007
                                                                 --------------
                                                                    131,146,763
                                                                 --------------

 Hong Kong -- 2.4%
      79,208 Bank of East Asia, Ltd. (c)......................          184,835
         208 Cable & Wireless HKT, Ltd........................            4,940
     149,000 Cathay Pacific Airways...........................          289,430
   1,739,500 China Mobile Ltd.*...............................       13,381,970
       7,760 Chinese Estates Holdings Warrants, Expire
              11/24/00*.......................................              231
     108,000 CLP Holdings Ltd. (b)............................          484,659
      65,000 Elec & Eltek International Holdings Ltd. ........            9,001
      58,000 Esprit Holdings Ltd. ............................           45,363
      88,000 Giordano International Ltd. .....................           48,235
      71,000 Hang Lung Development Co. Ltd. ..................           66,000
      93,100 Hang Seng Bank Ltd. .............................          999,721
      72,000 Henderson Land Development Co. Ltd. .............          399,728
     228,472 Hong Kong & China Gas Co. Ltd. ..................          284,151
      53,500 Hong Kong & Shanghai Hotels Ltd. ................           33,612
      34,000 Hong Kong Construction Holdings Ltd. ............            7,019
      63,400 Hopewell Holdings Ltd. ..........................           29,671
     806,600 Hutchison Whampoa Ltd. ..........................       11,376,149
      48,271 Hysan Development Co. Ltd. ......................           67,771
     170,400 Johnson Electric Holdings Ltd.*..................          357,217
   1,141,000 Legend Holdings Ltd. ............................        1,214,250
     167,000 Li & Fung Ltd. ..................................          728,014
         900 Melco International Development Ltd.*............              159
     111,745 New World Development Co. Ltd. (c)...............          182,676
     158,400 Oriental Press Group Ltd.*.......................           21,528
     762,191 Pacific Century Cyberworks Ltd.*(c)..............        1,417,020
      52,000 Peregrine Investment Holdings Ltd.*..............               --
      74,286 Shangri-La Asia Ltd. ............................           75,245
     181,171 Sino Land Co. Ltd. ..............................           96,982
     102,000 South China Morning Post Holdings Ltd. ..........           76,507
     564,000 Sun Hung Kai Properties Ltd. (c).................        5,369,328
      70,000 Swire Pacific Ltd., Class A Shares...............          480,171
      41,000 Tai Cheung Holdings Ltd. ........................            6,519
      23,000 Television Broadcasts Ltd. ......................          130,050
      14,000 Varitronix International Ltd. ...................           29,169
     123,607 Wharf Holdings Ltd. .............................          293,989
                                                                 --------------
                                                                     38,191,310
                                                                 --------------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
International Equity Investments
--------------------------------------------------------------------------------

   Shares                         Security                            Value

--------------------------------------------------------------------------------
 Ireland -- 0.1%
      52,567 Allied Irish Banks PLC............................   $      435,126
      23,632 CRH PLC...........................................          396,062
       4,618 DCC PLC...........................................           44,343
     132,145 Eircom PLC........................................          278,452
      17,038 Fyffes PLC........................................           14,694
      13,464 Greencore Group PLC...............................           35,314
      50,295 Independent Newspapers PLC........................          174,398
       1,549 Irish Continental Group PLC.......................            9,434
      17,089 Irish Life & Permanent PLC........................          147,381
      70,714 Jefferson Smurfit Group PLC.......................          137,061
       3,623 Jurys Hotel Group PLC.............................           25,770
      10,700 Kerry Group PLC, Class A Shares...................          143,177
      21,828 Ryanair Holdings PLC*.............................          161,081
      16,763 Tullow Oil PLC*...................................           14,606
      51,020 Waterford Foods PLC, Class A Shares...............           58,517
                                                                  --------------
                                                                       2,075,416
                                                                  --------------

 Italy -- 6.1%
      74,000 Alitalia S.p.A. (c)...............................          137,180
     133,300 Alleanza Assicurazioni (c)........................        1,647,391
      13,500 Arnoldo Mondadori Editore S.p.A. .................          183,644
     211,228 Assicurazioni Generali S.p.A. ....................        6,516,774
     268,000 Banca di Roma S.p.A. .............................          331,208
   1,233,879 Banca Intesa S.p.A. (c)...........................        5,287,755
      41,666 Banca Intesa S.p.A. di Risp NC++..................          101,689
   2,944,924 Banca Nazionale del Lavoro........................       10,944,655
      15,500 Banca Popolare di Milano..........................          108,871
      99,200 Benetton Group S.p.A. (c).........................          185,218
      13,500 Bulgari S.p.A. ...................................          151,836
      18,000 Cementir S.p.A. ..................................           27,527
      30,000 Cogefar Impregilo S.p.A. .........................           18,378
       3,000 Danieli & Co. ....................................           14,145
       3,000 Danieli & Co. S.p.A. di Risp NC++.................            7,218
     335,000 Enel S.p.A. ......................................        1,325,429
   2,059,205 ENI S.p.A. .......................................       11,973,719
       5,159 Fiat S.p.A. (c)...................................           78,023
       4,198 Fiat S.p.A. di Risp NC++..........................           55,614
      16,820 Fiat S.p.A. Preferred Shares......................          416,937
      13,000 Finanziaria Autogrill (c).........................          145,404
     913,000 Holding di Partecipazion..........................        1,371,046
      12,480 Italcementi S.p.A. (c)............................          116,397
       7,280 Italcementi S.p.A. di Risp NC++...................           28,350
      39,000 Italgas S.p.A. ...................................          179,616
      18,600 La Rinascente S.p.A. .............................          110,965
       3,000 La Rinascente S.p.A. di Risp NC++.................           11,862
       2,000 La Rinascente S.p.A. Preferred Shares.............            8,678
       4,000 Marzotto S.p.A. ..................................           34,711
   1,367,936 Mediaset S.p.A. (c)...............................       24,421,999
       1,600 Medibanco S.p.A. Warrants, Expire 12/31/00*.......            2,689
     521,700 Mediobanca S.p.A. ................................        5,626,436
     219,368 Olivetti S.p.A. ..................................          690,444
      70,000 Parmalat Finanziera S.p.A. .......................           95,534
      83,000 Pirelli S.p.A. ...................................          222,124

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
International Equity Investments
--------------------------------------------------------------------------------

   Shares                         Security                            Value

--------------------------------------------------------------------------------
 Italy -- 6.1% (continued)
       7,000 Pirelli S.p.A. di Risp NC++.......................   $       16,007
     274,810 Riunione Adriatica di Sicurta S.p.A. .............        3,227,655
       3,375 Sai S.p.A. .......................................           58,574
       2,000 Sai S.p.A. di Risp NC++...........................           15,773
     282,635 San Paolo-IMI S.p.A. .............................        5,025,828
      17,000 Sirti S.p.A. (c)..................................           24,818
      60,000 Snia S.p.A. ......................................           66,789
   1,237,985 Telecom Italia Mobile S.p.A. (c)..................       10,731,779
      71,500 Telecom Italia Mobile S.p.A. di Risp NC++.........          359,429
     167,440 Telecom Italia S.p.A. (c).........................        2,066,339
      40,201 Telecom Italia S.p.A. di Risp NC++................          238,404
     213,000 Uncredito Italiano S.p.A. ........................        1,104,078
                                                                  --------------
                                                                      95,514,939
                                                                  --------------

 Japan -- 22.4%
       6,700 Acom Co. Ltd. ....................................          571,108
      16,100 Advantest Corp. ..................................        3,283,712
      28,000 Ajinomoto Co. Inc. ...............................          303,526
       6,000 Alps Electric Co. Ltd. (c)........................          126,594
      16,000 Amada Co. Ltd. ...................................          137,284
       8,000 Amano Corp. ......................................           82,896
       2,900 Aoyamma Trading Co. Ltd. .........................           38,507
     117,000 Asahi Bank Ltd. ..................................          460,803
       2,700 ASATSU-DK Inc. ...................................          101,022
      29,000 Ashi Breweries Ltd. ..............................          265,144
      62,000 Ashi Chemical Industry Co. Ltd. ..................          387,791
      56,000 Ashi Glass Co. Ltd. ..............................          523,556
      28,000 Ashikaga Bank Ltd. ...............................           52,776
       2,900 Autobacs Seven Co. Ltd. ..........................           83,487
      37,000 Bank of Fukuoka Ltd. (c)..........................          235,587
     219,600 Bank of Tokyo Mitsubishi Ltd. ....................        2,689,400
      47,000 Bank of Yokohama Ltd. ............................          206,705
       6,000 Benesse Corp. ....................................          357,277
      33,000 Bridgestone Corp. ................................          427,044
      42,000 Canon, Inc. ......................................        1,878,657
      15,000 Casio Computer Co. Ltd. ..........................          174,700
          94 Central Japan Railway Co. (c).....................          544,749
     231,000 Chugai Pharmaceutical Co. Ltd. ...................        4,115,716
      16,000 Chuo Mitsui Trust & Banking Co., Ltd. ............           61,515
      16,000 Citizen Watch Co. Ltd. ...........................          174,644
      46,000 Cosmo Oil Co. Ltd. ...............................           92,742
       8,700 Credit Saison Co. Ltd. ...........................          210,076
       1,400 CSK Corp. ........................................           37,809
      33,000 Dai Nippon Printing Co. Ltd. .....................          519,571
      28,000 Daicel Chemical Industries Ltd. ..................           79,032
      45,000 Daiei Inc. (c)....................................          129,126
       9,000 Daifuku Co. Ltd. .................................           97,224
      14,000 Daiichi Pharmaceutical Co. Ltd. ..................          330,833
      13,000 Daikin Industries Ltd. ...........................          261,487
      15,000 Daikyo Inc.*(c)...................................           31,367
      24,000 Daimaru Inc. (c)..................................           70,218
      34,000 Dainippon Ink & Chemical Inc. ....................          119,561
      14,000 Dainippon Screen Manufacturing Co. Ltd. (c).......          116,448

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
International Equity Investments
--------------------------------------------------------------------------------

   Shares                         Security                           Value

-------------------------------------------------------------------------------
 Japan -- 22.4% (continued)
       6,100 Daito Trust Construction Co. Ltd. ................  $      102,391
      70,000 Daiwa Bank Ltd. ..................................         175,919
      28,000 Daiwa House Industry Co. Ltd. ....................         183,796
      12,000 Daiwa Kosho Lease Co. Ltd. .......................          36,122
     279,000 Daiwa Securities Co. Ltd. ........................       3,479,651
         177 DDI Corp. ........................................       1,394,224
      35,000 Denki Kagaku Kogyo K.K. (c).......................         141,129
         938 East Japan Railway Co. ...........................       5,101,650
      15,000 Ebara Corp. (c)...................................         219,430
      14,800 Eisai Co. Ltd. ...................................         446,887
      11,400 Fanuc Ltd. .......................................       1,240,060
   2,447,000 Fuji Bank Ltd. (a)(c).............................      18,609,499
       3,000 Fuji Machine Manufacturing Co. Ltd. ..............         139,816
      22,000 Fuji Photo Film Co. ..............................         788,072
       2,000 Fuji Soft ABC Inc. ...............................         153,226
          21 Fuji Television Network, Inc. ....................         293,417
      18,000 Fujikura Ltd. (c).................................         155,289
      33,000 Fujisawa Pharmaceutical Co. ......................       1,123,312
     573,000 Fujita Corp. (c)..................................      16,603,245
      31,000 Furukawa Electric Co. Ltd. .......................         997,093
      28,000 Gunma Bank Ltd. ..................................         144,411
      19,000 Gunze Ltd. .......................................          60,399
      17,000 Hankyu Department Stores, Inc. ...................          89,272
      34,000 Haseko Corp.*(c)..................................          11,797
       1,900 Hirose Electric Co. Ltd. .........................         275,450
     162,000 Hitachi Ltd. .....................................       1,918,661
      90,000 Hitachi Zosen Corp. ..............................          79,332
      33,000 Hokuriku Bank Ltd. ...............................          72,721
      47,000 Honda Motor Co. Ltd. .............................       1,718,867
       5,000 House Foods Corp. ................................          68,923
       5,000 Hoya Corp. .......................................         478,245
      11,000 Inax Corp. .......................................          59,518
     135,200 Industrial Bank of Japan, Ltd. ...................       1,025,664
      10,000 Isetan Co. Ltd. ..................................          90,116
      35,000 Ishihara Sangyo Kaisha Ltd.*......................          64,000
      78,000 Ishikawajima-Harima Heavy Industries Co. Ltd. ....         114,104
      20,000 Ito Yokado Co. Ltd. ..............................         993,999
      69,000 Itochu Corp. .....................................         304,107
      78,000 Japan Airlines Co. Ltd. ..........................         280,139
      98,000 Japan Energy Corp. ...............................         105,683
      41,000 Japan Steel Works Ltd.*...........................          45,752
          89 Japan Tobacco Inc. ...............................         682,689
      20,000 JGC Corp. (c).....................................          95,649
      42,600 Joyo Bank Ltd. ...................................         153,798
      12,000 Jusco Co. Ltd. ...................................         225,619
       1,000 Kadokawa Shoten Publishing Co. Ltd. ..............          89,741
      48,000 Kajima Corp. (c)..................................         142,686
      10,000 Kaken Pharmaceutical Co. Ltd. (c).................          63,297
      21,000 Kamigumi Co. Ltd. ................................          99,447
         200 Kandenko Co. Ltd. ................................           1,067
      41,000 Kanebo Ltd.*......................................         120,724
      17,000 Kankeka Corp. ....................................         187,472
      45,000 Kansai Electric Power Co., Inc. (c)...............         738,466

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
International Equity Investments
--------------------------------------------------------------------------------

   Shares                         Security                           Value

-------------------------------------------------------------------------------
 Japan -- 22.4% (continued)
     349,000 Kao Corp. ........................................  $    9,588,991
       4,000 Katokichi Co. Ltd. ...............................          99,400
      54,000 Kawasaki Heavy Industries Ltd. ...................          62,284
      53,000 Kawasaki Kisen Kaisha Ltd. .......................          98,406
     150,000 Kawasaki Steel Corp. .............................         189,891
      21,930 Keihin Electric Express Railway Co. Ltd. (c)......          82,258
       8,600 Kikkoman Corp. ...................................          63,387
      12,500 Kinden Corp. .....................................          80,294
      78,940 Kinki Nippon Railway Co. Ltd. (c).................         347,176
      49,000 Kirin Brewery Co. Ltd. ...........................         537,603
         300 Kissei Pharmaceutical Co. Ltd. ...................           5,908
       6,000 Kokuyo Co. Ltd. ..................................         103,582
      37,000 Komatsu Ltd. .....................................         239,057
       4,000 Komori Corp. .....................................          55,101
       4,300 Konami Co. Ltd. ..................................         355,645
      13,000 Konica Corp. .....................................         103,620
      14,000 Koyo Seiko Co. Ltd. ..............................         107,389
      61,000 Kubota Corp. .....................................         196,774
      18,000 Kuraray Co. Ltd. .................................         157,146
      24,000 Kureha Chemical Industry Co. Ltd. ................          67,067
       6,800 Kurita Water Industries Ltd. .....................         141,560
      36,700 Kyocera Corp. ....................................       6,552,588
       7,000 Kyowa Exeo Corp. (c)..............................          78,770
      25,000 Kyowa Hakko Kogyo Co. Ltd. .......................         205,364
      11,000 Maeda Road Construction Co. Ltd. .................          50,853
      10,000 Makino Milling Machine Co. Ltd. (c)...............          84,865
       8,000 Makita Corp. .....................................          64,516
      72,000 Marubeni Corp. ...................................         199,175
      16,000 Marui Co. Ltd. ...................................         252,213
      52,800 Matsushita Communication Industrial Co. Ltd. .....       7,303,076
     296,000 Matsushita Electric Industrial Co. Ltd. ..........       8,105,026
      14,000 Meiji Milk Products Co. Ltd. .....................          61,572
      18,000 Meiji Seika Kaisha Ltd. ..........................         103,301
       3,000 Meitec Corp. .....................................         138,691
      18,000 Minebea Co. Ltd. (c)+.............................         232,933
     115,000 Mitsubishi Chemical Corp. ........................         378,517
      78,000 Mitsubishi Corp. .................................         570,518
      94,000 Mitsubishi Electric Corp. ........................         877,063
     285,000 Mitsubishi Estate Co. Ltd. .......................       2,806,170
      37,000 Mitsubishi Gas Chemical Co., Inc. ................         112,763
     168,000 Mitsubishi Heavy Industries Ltd. .................         590,773
       8,000 Mitsubishi Logistics Corp. .......................          63,166
      58,000 Mitsubishi Materials Corp. .......................         182,202
      26,000 Mitsubishi Paper Mills Ltd. ......................          59,490
      50,000 Mitsubishi Rayon Co. Ltd. ........................         131,752
      77,000 Mitsui & Co. .....................................         517,714
      71,000 Mitsui Engineering & Shipbuilding Co. Ltd.*.......          60,587
     363,000 Mitsui Fudosan Co. Ltd. ..........................       3,931,592
      39,000 Mitsui Marine & Fire Insurance Co. Ltd. ..........         194,195
      25,000 Mitsui Mining & Smelting Co. Ltd. (c).............         198,096
      58,000 Mitsui Trust & Banking Co., Ltd. .................         445,987
      36,000 Mitsukoshi Ltd. (c)...............................         123,893
       5,000 Mori Seiki Co. Ltd. ..............................          66,579

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
International Equity Investments
--------------------------------------------------------------------------------

   Shares                          Security                           Value

--------------------------------------------------------------------------------
 Japan -- 22.4% (continued)
     113,400 Murata Manufacturing Co. Ltd. .....................  $   17,365,173
      25,000 Mycal Corp. (c)....................................          72,674
       2,700 Namco Ltd. (c).....................................          75,450
         450 Nankai Electric Railway Co. Ltd. ..................           1,793
     274,000 NEC Corp. (c)......................................       7,836,647
      17,000 NGK Insulators Ltd. (c)............................         233,543
      11,000 NGK Spark Plug Co. Ltd. (c)........................         198,978
         350 Nichido Fire & Marine Insurance Co. Ltd. ..........           2,068
       4,300 Nichiei Co. Ltd. (c)...............................          50,403
      16,000 Nichirei Corp. ....................................          60,015
       2,600 Nidec Corp. (c)....................................         228,695
      18,000 Nikon Corp. .......................................         551,950
      26,800 Nintendo Corp. ....................................       4,634,209
       6,000 Nippon Cosmsys Corp. (c)...........................         112,247
      41,000 Nippon Denso Co. Ltd. .............................         972,712
      56,000 Nippon Express Co. Ltd. ...........................         314,554
      40,000 Nippon Light Metal Co. Ltd. .......................          42,011
      10,000 Nippon Meat Packers Inc. ..........................         127,344
      62,000 Nippon Mitsubishi Oil Corp. .......................         352,326
      38,000 Nippon Paper Industries Co. Ltd. ..................         249,794
      19,000 Nippon Sheet Glass Co. Ltd. .......................         345,293
      26,000 Nippon Shinpan Co. Ltd. ...........................          55,101
      18,000 Nippon Shokubai Co. Ltd. ..........................          90,979
     312,000 Nippon Steel Corp. ................................         585,146
      33,000 Nippon Suisan Kaisha Ltd. .........................          58,487
      54,000 Nippon Yusen K.K. .................................         239,010
      25,000 Nishimatsu Construction Co. Ltd. (c)...............          81,114
     621,000 Nissan Motor Co. Ltd. .............................       3,121,305
      11,000 Nisshin Flour Milling Co. Ltd. ....................         104,182
      18,000 Nisshinbo Industries Inc. .........................          83,721
       5,000 Nissin Food Products Co. Ltd. (c)..................         130,345
       8,000 Nitto Denko Corp. .................................         324,081
      17,000 NOF Corp. .........................................          37,622
     726,000 Nomura Securities Co. Ltd. ........................      16,985,840
      14,000 Noritake Co. Ltd. .................................          62,491
      29,000 NSK Ltd. ..........................................         222,721
      34,000 NTN Corp. .........................................         143,473
       1,399 NTT Corp. (b)......................................      16,661,009
         852 NTT Mobile Communication Network Inc. .............      22,530,383
      31,000 Obayashi Corp. ....................................         123,837
         320 Odakyu Electric Railway Co. Ltd. ..................           1,155
      44,000 OJI Paper Co., Ltd. ...............................         292,538
      11,000 Okuma Corp. .......................................          47,759
      22,000 Okumura Corp. .....................................          73,237
      14,000 Olympus Optical Co. Ltd. ..........................         245,499
      13,000 Omron Corp. .......................................         323,050
       9,000 Onward Kashiyama Co. Ltd. .........................          88,363
       4,500 Oriental Land Co. Ltd. ............................         414,385
       3,900 Orix Corp. ........................................         519,317
     105,000 Osaka Gas Co. Ltd. ................................         263,878
       3,600 OYO Corp. .........................................          46,587
      29,000 Penta Ocean Construction Co. Ltd. .................          37,256
       8,000 Pioneer Electronic Corp. ..........................         337,584

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
International Equity Investments
--------------------------------------------------------------------------------

   Shares                          Security                           Value

--------------------------------------------------------------------------------
 Japan -- 22.4% (continued)
       5,700 Promise Co. Ltd....................................  $      397,140
     108,000 Richo Co. Ltd. (c).................................       1,888,785
      51,200 Rohm Co. Ltd. .....................................      14,571,643
   2,553,000 Sakura Bank Ltd. ..................................      19,008,646
      13,000 Sanden Corp. ......................................          79,239
     205,000 Sankyo Co. Ltd. ...................................       4,748,218
       3,000 Sanrio Co. Ltd.....................................          69,908
      17,000 Sanwa Shutter Co...................................          51,969
     355,000 Sanyo Electric Co. Ltd.............................       3,012,706
      30,000 Sapporo Breweries Ltd. ............................         100,994
      11,000 Secom Co. Ltd......................................         801,482
       9,000 Sega Enterprises Ltd. (c)..........................         103,385
      13,000 Seino Transportation Co. Ltd. .....................          69,120
      17,000 Seiyu Ltd.*(c).....................................          67,114
      27,000 Sekisui Chemical Co. Ltd. (c)......................          94,439
      34,000 Sekisui House Ltd. ................................         344,974
         400 Seven-Eleven Japan Co. Ltd.........................          25,694
      15,000 Seventy Seventh Bank Ltd...........................         116,748
      55,000 Sharp Corp. .......................................         876,266
       4,000 Shimachu Co. Ltd. .................................          65,866
       2,000 Shimamura Co. Ltd. ................................         153,413
       7,200 Shimano Inc........................................         148,875
      38,000 Shimizu Corp. .....................................         112,247
      20,000 Shin-Etsu Chemical Co. Ltd.........................         982,746
      16,000 Shionogi & Co. Ltd.................................         282,071
      21,000 Shiseido Co. Ltd...................................         248,125
      35,000 Shizuoka Bank Ltd. ................................         291,448
       1,800 Sho-Bond Corp......................................          22,871
      50,000 Showa Denko K.K. ..................................          70,330
      23,000 Showa Shell Sekiyu K.K. ...........................         113,447
       4,000 Skylark Co. Ltd. ..................................         146,287
       3,100 SMC Corp. .........................................         549,419
      12,000 Snow Brand Milk Products Co. Ltd. (c)..............          45,461
      16,100 Softbank Corp. ....................................       2,127,241
      86,200 Sony Corp. ........................................       9,619,092
     152,000 Sumitomo Bank Ltd. (c).............................       1,881,470
      70,000 Sumitomo Chemical Co. Ltd. ........................         325,581
      56,000 Sumitomo Corp. ....................................         488,372
     217,000 Sumitomo Electric Industries, Ltd. (c).............       4,008,721
       7,000 Sumitomo Forestry Co. Ltd. ........................          52,251
      29,000 Sumitomo Heavy Industries Ltd......................          71,793
      32,000 Sumitomo Marine & Fire Insurance Co. Ltd. .........         192,348
     146,000 Sumitomo Metal lndustries Ltd......................          87,622
      21,000 Sumitomo Metal Mining Co...........................         115,201
      29,000 Sumitomo Osaka Cement Co. Ltd. ....................         141,410
      46,000 Taiheiyo Cement Corp. .............................          74,194
      44,000 Taisei Corp. (c)...................................          64,366
      88,000 Taisho Pharmaceutical Co. Ltd......................       2,665,416
       6,000 Taiyo Yuden Co. Ltd. ..............................         346,024
      11,000 Takara Shuzo Co. Ltd. (c)..........................         240,341
      14,000 Takashimaya Co. Ltd. (c)...........................          95,836
     197,000 Takeda Chemical Industries Ltd.....................      11,656,695
       7,000 Takefuji Corp. ....................................         688,578

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
International Equity Investments
--------------------------------------------------------------------------------

   Shares                         Security                            Value

--------------------------------------------------------------------------------
 Japan -- 22.4% (continued)
      10,000 Takuma Co. Ltd. ..................................   $       72,393
      46,000 Teijin Ltd........................................          170,818
      23,000 Teikoku Oil Co. Ltd...............................           81,742
       9,000 Terumo Corp.......................................          248,968
      40,000 Tobu Railway Co. Ltd. ............................          119,280
      22,000 Toda Corp.........................................           92,836
      13,000 Toei Co. Ltd. ....................................          108,374
         900 Toho Co. Ltd. ....................................          143,895
      22,900 Tohoku Electric Power Co. Ltd. ...................          327,480
      96,000 Tokai Bank Ltd....................................          486,122
      67,000 Tokio Marine & Fire Insurance Co. Ltd. ...........          680,429
       3,000 Tokyo Broadcasting Systems Inc. ..................          107,464
      13,000 Tokyo Dome Corp. .................................           62,781
      61,000 Tokyo Electric Power Co. .........................        1,364,263
      24,000 Tokyo Electron Ltd. ..............................        3,371,343
     143,000 Tokyo Gas Co. Ltd. (c)............................          367,423
       9,000 Tokyo Style Co. Ltd. .............................           80,261
      46,000 Tokyu Corp. (c)...................................          240,266
      30,000 Toppan Printing Co................................          293,136
      69,000 Toray Industries Inc..............................          252,344
     609,000 Toshiba Corp. ....................................        5,990,632
      28,000 Tosoh Corp........................................          102,401
      11,000 Tostem Corp. (c)..................................          159,781
      16,000 Toto Ltd. (c).....................................          125,131
       2,000 Toyo Information Systems Co. Ltd. (c).............          120,593
       9,000 Toyo Seikan Kaisha Ltd. ..........................          154,445
      59,000 Toyobo Co. Ltd. ..................................          107,886
     179,000 Toyota Motor Corp. ...............................        7,788,447
         200 Trans Cosmos Inc. ................................           28,338
      15,000 Tsumakimoto Chain Co. ............................           60,484
      41,000 UBE Industries Ltd................................           98,809
       3,300 Uni-Charm Corp. ..................................          171,746
       8,000 UNY Co. Ltd.......................................           85,296
      12,000 Wacoal Corp. .....................................          101,388
       3,000 World Co. Ltd. (c)................................           91,429
       9,000 Yakult Honsha Co. Ltd. ...........................           91,148
      10,000 Yamaha Corp. .....................................           87,866
     106,000 Yamaichi Securities Co. Ltd.*.....................               --
     274,000 Yamanouchi Pharmaceutical Co. Ltd. ...............       13,566,392
      22,000 Yamato Transport Co. Ltd. (c).....................          479,651
      11,000 Yamazaki Baking Co. Ltd. .........................           89,122
      13,000 Yokogawa Electric Corp. ..........................          134,218
                                                                  --------------
                                                                     349,862,059
                                                                  --------------

 Malaysia -- 0.0%
         433 Aokam Perdana Berhad*.............................              525
         200 Commerce Asset Holding Berhad.....................              526
         400 Hong Leong Industries Berhad......................            1,295
       8,000 Kelanamas Industries Berhad*......................            1,516
         500 Magnum Corp. Berhad...............................              314
         200 Malayan United Industries Berhad*.................               31
         500 Malayawata Steel Berhad...........................              188
         750 Mulpha International Berhad.......................              103

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
International Equity Investments
--------------------------------------------------------------------------------

   Shares                         Security                            Value

--------------------------------------------------------------------------------
 Malaysia -- 0.0% (continued)
         200 Oriental Holdings Berhad..........................   $          413
      49,000 Promet Berhad*....................................            3,739
         532 Public Bank Berhad................................              465
       3,675 Silverstone Berhad*...............................               --
         200 Sungei Way Holdings Berhad*.......................               82
         600 YTL Corp. Berhad..................................              758
                                                                  --------------
                                                                           9,955
                                                                  --------------
 Mexico -- 0.3%
      87,568 Telefonos de Mexico S.A. ADR......................        4,766,983
       5,461 Telefonos de Mexico S.A. ADR, Class L Series......          297,283
                                                                  --------------
                                                                       5,064,266
                                                                  --------------
 Netherlands -- 7.4%
     262,878 ABN AMRO Holding NV...............................        6,544,312
      63,080 Aegon NV..........................................        2,462,113
      62,218 Akzo Nobel NV.....................................        2,755,398
      96,801 ASM Lithography Holding NV*.......................        3,660,387
       5,902 Buhrmann NV.......................................          167,657
      35,802 Elsevier NV.......................................          433,547
      45,500 Fortis Nl NV......................................        1,402,546
      18,107 Getronics NV......................................          227,318
      36,500 Gucci Group NV Registered Shares..................        3,752,656
       5,504 Hagemeyer NV......................................          157,721
      27,455 Heineken NV.......................................        1,396,269
       3,070 Hollandsche Beton Groep NV........................           31,526
       2,071 IHC Caland NV.....................................          107,718
     211,495 ING Groep NV......................................       14,178,268
       4,196 KLM Royal Dutch Air Lines NV......................          105,025
     359,785 Koninklijke Ahold NV (c)..........................       10,178,762
     623,439 Koninklijke KPN NV (c)............................       16,634,574
     206,088 Koninklijke Philips Electronic NV.................       10,041,171
       3,256 Koninklijke Vopak NV..............................           68,899
      59,970 Laurus NV.........................................          575,850
       1,819 Nedlloyd NV.......................................           34,060
       6,245 Oce NV............................................           93,003
     105,035 Royal Dutch Petroleum Co. ........................        6,397,000
       2,489 Stork NV..........................................           26,998
      25,048 TNT Post Group NV (c).............................          585,930
     214,631 Unilever NV.......................................       10,171,196
       7,069 Vedior NV.........................................           92,705
     333,854 VNU NV (c)........................................       17,809,819
     254,331 Wolters Kluwer NV.................................        5,155,679
                                                                  --------------
                                                                     115,248,107
                                                                  --------------
 New Zealand -- 0.0%
      24,553 Auckland International Airport Ltd. ..............           31,120
     189,665 Brierley Investments Ltd.*........................           34,922
     106,113 Carter Holt Harvey Ltd. ..........................           83,605
      32,729 Contact Energy Ltd. ..............................           36,158
       7,800 Fisher & Paykel Industries Ltd. (c)...............           24,883
      25,233 Fletcher Challenge Building.......................           23,987
      20,014 Fletcher Challenge Energy.........................           76,701
      50,706 Fletcher Challenge Forests*.......................           18,238

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
International Equity Investments
--------------------------------------------------------------------------------

   Shares                         Security                           Value

-------------------------------------------------------------------------------
 New Zealand -- 0.0% (continued)
     119,945 Telecom Corp. of New Zealand Ltd. ...............   $      334,356
      18,679 The Warehouse Group Ltd. ........................           47,510
                                                                 --------------
                                                                        711,480
                                                                 --------------
 Norway -- 0.2%
       4,800 Bergesen d.y. ASA, Class A Shares................          105,792
       2,100 Bergesen d.y. ASA, Class B Shares................           42,350
      31,500 Christiania Bank Og Kreditkasse ASA..............          165,234
      44,500 Den Norske Bank ASA..............................          202,041
       4,000 Elkem ASA........................................           70,528
       6,200 Hafslund Nycomed, Series A.......................           30,746
       2,700 Hafslund Nycomed, Series B.......................            8,391
       5,658 Kvaerner ASA (c).................................           75,757
       1,906 Kvaerner ASA, Class B Shares.....................           21,634
       3,262 Leif Hoegh & Co. ASA.............................           35,049
       7,500 Merkantildata ASA................................           48,350
      19,820 Norsk Hydro ASA..................................          851,825
       2,400 Norske Skogindustrier ASA, Class A Shares (c)....           84,369
         400 Norske Skogindustrier ASA, Class B Shares........           11,549
      17,142 Orkla ASA........................................          305,082
       6,400 Petroleum Geo-Services ASA*......................          122,014
       3,800 Sas Norge ASA, Class B Shares (c)................           32,663
       5,500 Schibsted ASA+...................................          116,977
       2,700 Smedvig ASA, Class A Shares......................           54,450
       6,000 Tomra Systems ASA................................          178,524
      21,800 Uni Storebrand, Class A Shares...................          154,952
       1,300 Unitor ASA.......................................           10,171
                                                                 --------------
                                                                      2,728,448
                                                                 --------------
 Portugal -- 0.1%
      63,390 Banco Commercial Portuguese S.A. Registered
              Shares (c)......................................          330,271
       6,468 Banco Espirito Santo S.A. Registered Shares......          105,181
      19,109 BPI-SGPS S.A. Registered Shares..................           67,958
      10,148 Brisa Auto Estradas de Portugal S.A. ............           84,091
       4,546 Cimpor-Cimentos de Portugal S.A. ................           97,045
       2,140 CIN-Corparacao Industrial de Norte S.A. .........           10,274
       1,300 Corticeira Amorim S.A. ..........................           10,356
     173,700 Electricidade de Portugal S.A. ..................          563,695
       1,901 INAPA-Investimentos Participacoes de Gestao
              S.A. ...........................................           11,476
       3,242 Jeronimo Martins S.A. ...........................           46,292
       2,943 Portucel Industrial-Empresa Produtora de Celulose
              S.A. ...........................................           18,578
      31,007 Portugal Telecom S.A. Registered Shares..........          323,102
      16,035 Sonae, S.G.P.S., S.A. ...........................           24,807
      67,136 Sonae, S.G.P.S., S.A.-New *......................           98,490
                                                                 --------------
                                                                      1,791,616
                                                                 --------------
 Singapore -- 1.0%
         666 Asia Food & Properties Ltd.*.....................              128
      64,000 Chartered Semiconductor Manufacturing Ltd.*......          535,409
      21,100 Chartered Semiconductor Manufacturing Ltd. ADR*..        1,790,863
      47,000 City Developments Ltd. ..........................          233,457
      42,000 Comfort Group Ltd. ..............................           22,326
       4,000 Creative Technology Ltd. ........................           86,911
      13,000 Cycle & Carriage Ltd. ...........................           28,699
     697,292 DBS Group Holdings Ltd. .........................        8,425,999

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
International Equity Investments
--------------------------------------------------------------------------------

   Shares                         Security                            Value

--------------------------------------------------------------------------------
 Singapore -- 1.0% (continued)
      98,000 DBS Land Ltd. ....................................   $      158,276
      27,000 First Capital Corp. Ltd. .........................           26,195
      19,200 Fraser & Neave Ltd. ..............................           71,388
       2,400 Genting International PLC*........................              456
      12,000 Haw Par Corp. Ltd. ...............................           21,472
      22,000 Hotel Properties Ltd. ............................           19,044
         800 IPC Corp.*........................................               88
      43,250 Keppel Corp. Ltd. ................................           97,993
         400 Lum Chang Holdings Ltd. ..........................              119
      39,000 Natsteel Electronics Ltd. (c).....................          130,279
      73,023 Neptune Orient Line Ltd.*.........................           79,756
      73,151 Overseas-Chinese Banking Corp. Ltd. ..............          505,720
      11,000 Overseas Union Enterprise Ltd.....................           31,314
      25,000 Parkway Holdings Ltd. ............................           63,615
      83,241 Sembcorp Industries Ltd. .........................           88,981
      67,000 Singapore Airlines Ltd............................          646,140
      21,749 Singapore Press Holdings Ltd. ....................          349,992
     143,000 Singapore Technologies Engineering Ltd. ..........          192,738
     386,000 Singapore Telecommunications Ltd..................          636,867
      12,000 Star Cruises Public Co. Ltd.*.....................           12,000
      32,400 Straits Trading Co. Ltd. .........................           27,670
      69,000 United Industrial Corp. Ltd. .....................           32,871
      58,416 United Overseas Bank Ltd. ........................          458,151
      29,000 United Overseas Land Ltd. ........................           27,293
       9,000 Van Der Horst Ltd.*...............................            2,327
      14,000 Venture Manufacturing Ltd. .......................          178,935
                                                                  --------------
                                                                      14,983,472
                                                                  --------------
 South Korea -- 1.1%
      77,342 Korea Telecom Corp. ADR...........................        2,929,328
      22,290 Samsung Electronics...............................        5,498,368
      15,790 SK Telecom Co. Ltd. ..............................        3,474,868
     192,823 SK Telecom Co. Ltd. ADR...........................        4,941,089
                                                                  --------------
                                                                      16,843,653
                                                                  --------------

 Spain -- 1.6%
       3,950 Acerinox S.A. ....................................          115,894
       2,786 Actividades de Construccion y Servicios, S.A. ....           68,738
      12,103 Altadis...........................................          173,787
      16,990 Autopistas Concesionaria Espanola S.A. ...........          131,419
     122,629 Banco Bilbao Vizcaya S.A..........................        1,821,892
     184,066 Banco Santander S.A...............................        1,980,207
       4,933 Corporacion Financiera Alba S.A. .................          123,684
       5,300 Corporacion Mapfre................................           84,349
       2,600 Cortefiel S.A. ...................................           52,637
       4,018 Ebro Agicolas S.A. ...............................           46,799
      41,002 Endesa S.A. ......................................          800,187
      16,366 Ercros S.A. ......................................            7,858
       6,598 Fomento de Construcciones y Contratas S.A. .......          105,593
      19,763 GAS Natural SDG S.A...............................          320,677
      11,000 Grupo Dragados S.A. ..............................           91,933
       1,650 Grupo Empresaria Ence S.A. .......................           30,514
      36,758 Iberdrola S.A. ...................................          423,227

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
International Equity Investments
--------------------------------------------------------------------------------

   Shares                         Security                           Value

-------------------------------------------------------------------------------
 Spain -- 1.6% (continued)
       6,400 Inmobilaria Urbis S.A. ..........................   $       27,541
       4,051 Metrovacesa S.A. ................................           64,465
       1,650 Portland Valderrivas S.A. (c)....................           31,453
       4,650 Prosegur CIA de Seguridad S.A. ..................           56,847
      44,510 Repsol S.A. .....................................          882,499
       9,383 Sociedad General de Aguas de Barcelona S.A. .....          117,629
       8,250 Sol Melia S.A. ..................................           84,354
     882,114 Telefonica S.A.*(c)..............................       16,940,655
      11,550 TelePizza S.A.*..................................           59,972
      13,222 Union Electrica Fenosa S.A. .....................          245,812
       4,100 Uralita S.A. (c).................................           25,517
      10,050 Vallehermos S.A.  ...............................           64,335
       9,171 Zardoya-Otis S.A. ...............................           72,242
                                                                 --------------
                                                                     25,052,716
                                                                 --------------

 Sweden -- 2.6%
      10,100 Assidoman AB (b).................................          152,519
       9,371 Atlas Copco AB, Class A Shares (c)...............          193,646
       4,685 Atlas Copco AB, Class B Shares...................           91,848
       3,870 Diligentia AB*...................................           36,910
       7,000 Drott AB.........................................           77,889
      16,700 Electrolux AB, Series B..........................          207,058
       1,400 Esselete AB, Class A Shares......................            8,160
       1,100 Esselete AB, Class B Shares......................            6,528
      22,600 ForeningsSparbaken AB............................          336,491
      17,900 Gambro AB, Class A Shares........................          147,957
       7,800 Gambro AB, Class B Shares........................           65,300
      41,575 Hennes & Mauritz AB, Class B Shares..............          729,154
       5,550 Netcom Systems AB*...............................          292,895
     146,423 Nordic Baltic Holding AB.........................        1,016,343
       4,100 OM Gruppen AB....................................          205,511
      12,700 Sandvik AB.......................................          277,243
       2,850 Sapa AB..........................................           41,528
      18,000 Securitas AB, Class B Shares.....................          400,572
      40,800 Skandia Forsakrings AB...........................          825,815
     238,075 Skandinaviska Enskilda Banken, Class A Shares....        2,850,895
       5,400 Skanska AB, Class B Shares.......................          184,835
       3,700 SKF AB, Class A Shares...........................           50,188
       5,000 SKF AB, Class B Shares...........................           72,590
      11,016 Svenska Cellolosa AB, Class B Shares (c).........          208,961
      29,500 Svenska Handelsbanken, Class A Shares............          487,681
       4,800 Svenska Handelsbanken, Class B Shares............           78,080
       5,200 Svenskt Stal AB, Class A Shares..................           44,635
       1,900 Svenskt Stal AB, Class B Shares..................           16,108
      28,787 Swedish Match AB.................................           93,043
     341,800 Telefonaktiebolaget LM Erricsson AB ADR..........        7,006,900
   1,155,276 Telefonaktiebolaget LM Erricsson AB, Class B
              Shares..........................................       23,322,215
      69,100 Telia AB*........................................          494,278
       8,500 Trelleborg AB, Class B Shares....................           58,099
       7,600 Volvo AB, Class A Shares.........................          121,613
      12,300 Volvo AB, Class B Shares.........................          203,990
      19,500 Wm-Data AB, Class B Shares (c)...................          109,522
                                                                 --------------
                                                                     40,517,000
                                                                 --------------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
International Equity Investments
--------------------------------------------------------------------------------

   Shares                         Security                           Value

-------------------------------------------------------------------------------
 Switzerland -- 3.9%
      15,230 ABB Ltd. ........................................   $    1,704,222
         915 Adecco S.A. .....................................          700,978
         315 Alusuisse Group AG Registered Shares.............          208,964
      17,219 Clariant AG Registered Shares (c)................        5,879,321
      13,255 Credit Suisse Group..............................        2,768,748
         110 Forbo Holding AG Registered Shares...............           48,101
         245 Gebrueder Sulzer AG..............................          177,852
         250 Georg Fischer AG Registered Shares...............           74,027
         458 Givaudan Registered Shares*......................          122,477
         426 Holderbank Financiere Glarus AG Bearer Shares....          134,699
         286 Holderbank Financiere Glarus AG, Class B Shares..          337,600
          30 Jelmoli Holding AG Bearer Shares.................           37,840
          90 Jelmoli Holding AG Registered Shares.............           22,415
         145 Kuoni Reisen Holding AG Registered Shares,
              Category B......................................           65,153
         330 Lonza AG Registered Shares.......................          160,588
          90 Movenpick Holding AG Bearer Shares...............           37,186
       5,205 Nestle AG Registered Shares......................       11,212,883
       9,825 Novartis AG Registered Shares....................       14,850,826
         642 Roche Holding AG Bearer Shares...................        5,747,274
          78 Roche Holding AG Genusss.........................          781,074
         540 SAirGroup Registered Shares......................           83,513
          50 Schindler Holdings AG Participating
              Certificates....................................           81,918
          30 Schindler Holdings AG Registered Shares..........           51,440
         115 SGS Societe General de Surveillance Holdings
              S.A., Class B Shares............................          230,977
         180 Sika Finanz AG Bearer Shares.....................           53,300
         185 The Swatch Group AG, Class B Shares..............          262,754
         795 The Swatch Group AG Registered Shares............          229,020
       1,875 Swiss Re Registered Shares.......................        3,847,699
       3,720 Swisscom AG Registered Shares....................        1,054,562
      56,829 UBS AG Registered Shares.........................        8,267,000
         295 Valora Holding AG................................           73,301
       2,325 Zurich Allied AG.................................        1,196,789
                                                                 --------------
                                                                     60,504,501
                                                                 --------------

 Taiwan -- 0.3%
      29,586 Gigamedia Ltd.*..................................          310,653
     128,072 Taiwan Semiconductor Manufacturing Co. Ltd.
              ADR*............................................        4,482,520
                                                                 --------------
                                                                      4,793,173
                                                                 --------------

 United Kingdom -- 17.3%
      66,479 Abbey National PLC...............................          806,697
      27,600 Airtours PLC.....................................          109,831
      64,000 Allied Zurich PLC................................          787,324
       7,766 AMEC PLC.........................................           31,808
      27,977 Amvescap PLC.....................................          596,347
      17,053 Anglian Water PLC................................          137,957
     170,300 Arm Holdings PLC*................................        2,280,859
     275,402 Astrazeneca PLC (a)..............................       12,566,175
      46,488 BAA PLC..........................................          371,003
   2,945,066 BAE SYSTEMS PLC..................................       18,297,129
      20,412 BAE SYSTEMS PLC, 7.45% due 11/29/03 (e)..........              299
      13,929 Balfour Beatty PLC...............................           21,584
      61,495 Barclays PLC.....................................        1,535,384
      11,331 Barratt Developments PLC.........................           36,765

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
International Equity Investments
--------------------------------------------------------------------------------

   Shares                          Security                           Value

--------------------------------------------------------------------------------
 United Kingdom -- 17.3% (continued)
      40,502 Bass PLC...........................................  $      396,600
      19,059 BBA Group PLC......................................         139,277
       9,500 The Berkeley Group PLC.............................          77,613
       3,030 Betacom PLC........................................          11,727
     151,422 BG PLC.............................................         949,569
      33,478 Blue Circle Industries PLC.........................         193,501
     244,205 BOC Group PLC......................................       3,556,711
      43,436 Boots Co. PLC......................................         320,735
   1,742,517 BP Amoco PLC.......................................      15,998,025
     442,216 British Airways PLC................................       2,100,766
      99,288 British American Tobacco PLC.......................         642,861
      24,186 British Land Co. PLC...............................         150,703
      78,501 British Sky Broadcasting Group PLC*................       1,284,954
     278,587 British Telecommunications PLC.....................       3,546,736
      21,636 Bunzl PLC..........................................         121,986
     839,434 Cable & Wireless PLC...............................      15,596,869
      91,038 Cadbury Schweppes PLC..............................         528,844
      23,514 Canary Wharf Group PLC*............................         170,721
      26,796 Capita Group PLC...................................         203,517
      32,760 Caradon PLC........................................          85,560
      16,596 Carillon PLC.......................................          25,475
      29,225 Carlton Communications PLC.........................         319,979
       9,600 Celltech Group PLC*................................         203,652
     168,334 Centrica PLC.......................................         554,141
     100,724 CGNU PLC...........................................       1,562,249
      55,300 Coats Viyella PLC..................................          40,834
     164,534 Corus Group PLC....................................         168,774
       7,656 De La Rue PLC......................................          42,608
   1,693,564 Diageo PLC (b).....................................      14,501,337
      80,231 Dixons Group PLC...................................         278,121
       6,000 Eidos PLC*.........................................          42,515
      16,750 Electrocomponents PLC..............................         195,212
      33,800 FKI PLC............................................         112,865
      28,500 George Wimpey PLC..................................          49,139
      33,680 GKN PLC............................................         438,586
     653,813 Glaxo Wellcome PLC.................................      18,883,132
     184,377 Granada Compass PLC*...............................       2,276,242
     157,044 Granada Media PLC*.................................       1,481,806
      26,088 Great Portland Estates PLC.........................          85,215
      47,588 Great Universal Stores PLC.........................         338,584
     101,440 Halifax Group PLC..................................         797,747
      12,433 Hammerson PLC......................................          78,691
      39,925 Hanson PLC.........................................         236,283
      81,527 Hays PLC...........................................         479,229
      19,300 Hepworth PLC.......................................          58,550
      68,200 Hilton Group PLC...................................         216,074
   1,206,582 HSBC Holdings PLC..................................      17,318,645
      23,617 I3I Group PLC......................................         582,788
      25,400 IMI PLC............................................          83,615
      37,173 Imperial Chemical Industries PLC...................         251,501
     172,511 Invensys PLC.......................................         676,452
      12,100 Jarvis PLC.........................................          31,250
      10,322 Johnson Matthey PLC................................         148,757

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
International Equity Investments
--------------------------------------------------------------------------------

   Shares                         Security                           Value

-------------------------------------------------------------------------------
 United Kingdom -- 17.3% (continued)
      70,094 Kingfisher PLC....................................  $      510,950
      24,207 Land Securities PLC...............................         290,397
      81,100 LASMO PLC.........................................         176,705
     206,793 Legal & General Group PLC.........................         528,047
       7,000 Lex Service PLC...................................          41,402
     224,999 Lloyds TSB Group PLC..............................       2,118,092
      15,882 Logica PLC........................................         499,829
       6,000 London Bridge Software Holdings PLC...............          85,990
      15,527 Lonrho Africa PLC*................................           5,196
      92,089 Marconi PLC.......................................       1,631,981
     137,641 Marks & Spencer PLC...............................         416,554
      22,898 Misys PLC.........................................         262,866
      60,259 National Grid Group PLC...........................         493,181
      46,066 National Power PLC................................         315,020
      16,500 New Unigate PLC...................................          58,938
      29,965 Nycomed Amersham PLC..............................         269,440
       5,900 Ocean Group PLC...................................         100,524
      27,984 Pearson PLC.......................................         814,329
       7,632 Pearson PLC -- NP*................................          92,278
      30,413 The Peninsular & Oriental Steam Navigation Co.....         273,469
      63,000 Pilkington PLC....................................          84,331
      11,701 Provident Financial PLC...........................         142,585
     344,387 Prudential Corp. PLC..............................       4,519,738
      13,689 Psion PLC.........................................         175,173
     467,647 Railrack Group PLC................................       6,681,741
      32,900 Rank Group PLC....................................          81,976
   2,511,353 Reed International PLC............................      21,558,560
     489,148 Rentokil Initial PLC..............................       1,147,625
     396,701 Reuters Group PLC.................................       7,953,760
      17,073 Rexam PLC.........................................          68,252
      17,900 RMC Group PLC.....................................         166,033
       1,232 Rolls Royce PLC...................................           3,415
     101,632 Royal Bank of Scotland Group PLC..................       1,838,068
     393,341 RTZ Corp..........................................       6,301,102
      55,122 Sage Group PLC....................................         509,282
      79,488 Sainsbury PLC.....................................         415,777
      11,396 Schroders PLC.....................................         239,265
      82,190 Scottish Power PLC................................         630,814
      17,694 Sema Group PLC....................................         331,462
     835,470 Shell Transport & Trading Co. PLC.................       7,141,652
      17,692 Slough Estates PLC................................         100,650
      40,201 Smith & Nephew PLC................................         164,215
     401,764 Smithkline Beecham PLC............................       5,249,372
      12,661 Smiths Industries PLC.............................         166,347
   1,491,383 Somerfield PLC....................................       1,687,134
       7,602 SSL International PLC.............................          88,431
      96,800 Stagecoach Holdings PLC...........................          99,294
      23,033 Tate & Lyle PLC...................................          86,128
      18,616 Taylor Woodrow PLC................................          44,150
     770,709 Telewest Communications PLC*......................       1,931,566
     278,274 Tesco PLC.........................................         875,566
      15,894 Thames Water PLC..................................         192,293
      32,865 Thorn EMI PLC.....................................         305,319

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
International Equity Investments
--------------------------------------------------------------------------------

   Shares                         Security                           Value

-------------------------------------------------------------------------------
 United Kingdom -- 17.3% (continued)
      22,471 TI Group PLC.....................................   $      112,798
     119,957 Unilever PLC.....................................          754,434
      26,018 United Utilities PLC.............................          243,603
          67 Viglen Floating Rate Guaranteed Loan Notes
              2001*...........................................               --
       6,900 Viglen Technology Letters of Entitlements
              Litigation Notes*...............................               --
  10,514,662 Vodafone Airtouch PLC............................       42,491,469
     145,500 Vodafone Group PLC...............................          588,000
      32,709 Williams PLC.....................................          183,224
      25,730 Wolseley PLC.....................................          141,979
      36,266 WPP Group PLC....................................          515,530
                                                                 --------------
                                                                    271,213,786
                                                                 --------------
 United States -- 0.0%
       1,338 Infocus Corp.*...................................           62,055
                                                                 --------------
             TOTAL STOCK
             (Cost -- $1,316,896,477).........................    1,498,035,821
                                                                 --------------
    Face
   Amount
 -----------
 REPURCHASE AGREEMENT -- 4.2%
 $66,100,000 CIBC Wood Gundy Securities Inc., 6.520% due
              9/1/00; Proceeds at maturity -- $66,111,971;
              (Fully collateralized by U.S. Treasury Notes,
              6.500% due 2/28/02; Market value --
              $67,422,983)
              (Cost -- $66,100,000)...........................       66,100,000
                                                                 --------------
             TOTAL INVESTMENTS -- 100%
             (Cost -- $1,382,996,477**).......................   $1,564,135,821
                                                                 ==============

------
(a) All or a portion of this security is segregated for open forward foreign currency contracts.
(b) All or a portion of this security is segregated for futures contracts com-mitments.
(c)  All or a portion of this security is on loan (See Note 11).
(d)  All or a portion of this security is segregated for extended settlements.
(e)  Security is an unsecured capital amortizing loan stock.
  *  Non-income producing security.
  + Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
  ++ Risp NC -- Risparmio Non-Convertible (Non-Convertible savings shares).
 **  Aggregate cost for Federal income tax purposes is substantially the same.
                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Emerging Markets Equity Investments

-------------------------------------------------------------------------------
   Shares                          Security                           Value

-------------------------------------------------------------------------------
 STOCK -- 97.0%

 Brazil -- 13.3%
      12,800 Aracruz Celulose S.A. ADR..........................   $    248,000
      57,800 Aracruz Celulose S.A. Preferred Class B Shares.....        115,632
 129,025,417 Banco Bradesco S.A. Preferred Shares++.............      1,099,145
   3,894,000 Banco do Estado de Sao Paulo S.A. Preferred
              Shares............................................        132,261
  25,889,750 Banco Itau S.A. Preferred Shares...................      2,433,167
       1,000 Banco Santiago ADR.................................         19,625
       5,500 Brasil Telecom Participacoes S.A. ADR..............        387,406
 116,316,100 Brasil Telecom Participacoes S.A. Preferred
              Shares............................................      1,431,505
      90,900 Centrais Eletricas Brasileiras S.A. ADR............        849,324
  44,516,500 Centrais Eletricas Brasileiras S.A. Preferred
              Shares............................................        831,855
      50,400 Companhia Brasileira de Distribuicao Grupo Pao de
              Acucar S.A. ADR...................................      1,880,550
   7,671,800 Companhia Brasileira de Distribuicao Grupo Pao de
              Acucar S.A. Preferred Shares......................        284,609
      64,700 Companhia Cervejaria Brahma ADR....................      1,342,525
   1,129,800 Companhia Cervejaria Brahma Preferred Class A
              Shares............................................      1,167,367
   4,280,300 Companhia Energetica de Minas Gerais Preferred
              Shares............................................         75,749
  15,138,100 Companhia Paranaense de Enargia -- Copel ADR.......        114,815
      49,500 Companhia Paranaense de Enargia -- Copel Class B
              Shares ADR........................................        479,531
  24,500,000 Companhia Paranaense de Enargia -- Copel Preferred
              Class B Shares....................................        232,275
  14,040,000 Companhia Paranaense de Enargia Preferred Shares...        135,037
  27,621,900 Companhia Siderurgica Nacional S.A. Preferred
              Shares............................................      1,009,539
  27,989,452 Companhia Siderurgica de Tubarao Preferred Shares..        383,038
     101,800 Companhia Vale do Rio Doce Preferred Shares ADR....      2,755,331
     370,667 Copene Petroquimica do Nordeste S.A. Preferred
              Class A Shares....................................        154,012
     142,300 Embratel Participacoes S.A. ADR....................      3,112,813
  69,044,700 Embratel Participacoes S.A. Preferred Shares.......      1,441,683
  13,898,000 Gerdau Metalurgica S.A. Preferred Shares...........        196,230
     697,000 Investimentos Itau S.A. Preferred Shares...........        739,329
   6,123,100 Petrobras Distribuidora S.A. Preferred Shares*.....         95,237
      11,160 Petroleo Brasileiro S.A. ADR++.....................        355,028
     249,927 Petroleo Brasileiro S.A. Preferred Shares..........      7,789,717
      28,447 Souza Cruz S.A. ...................................        140,711
      10,300 Tele Celular Sul Participacoes S.A. ADR............        409,425
 152,200,000 Tele Celular Sul Participacoes S.A. Preferred
              Shares............................................        619,005
  25,247,400 Tele Centro Oeste Celular Participacoes S.A. ......        109,620
      29,800 Tele Centro Oeste Celular Participacoes S.A. ADR...        379,950
  34,097,600 Tele Nordeste Celular Participacoes S.A. ..........        103,820
      48,309 Tele Norte Leste Participacoes S.A. ADR............      1,231,887
 104,600,382 Tele Norte Leste Participacoes S.A. Preferred
              Shares............................................      2,425,917
       1,000 Tele Sudeste Celular Participacoes S.A. ...........              5
   3,035,400 Telecomunicacoes de Minas Gerais Preferred Class B
              Shares............................................        133,461
         576 Telecomunicacoes de Sao Paulo S.A. Preferred
              Shares............................................             10
       6,200 Telemig Celular Participacoes S.A. ADR.............        403,000
  39,563,700 Telemig Celular Participacoes S.A. Preferred
              Shares............................................        123,942
      19,870 Telesp Celular Participacoes S.A. ADR..............        730,223
  50,441,214 Telesp Celular Participacoes S.A. Preferred
              Shares............................................        740,193
      14,700 Uniao de Banco Brasileiros S.A. GDR................        499,800
      96,600 Usinas Siderurigicas de Minas Gerais S.A. Preferred
              Shares............................................        568,079
      10,530 Votorantim Celulose Papel S.A. ADR.................        211,916
   3,330,700 Votorantim Celulose Papel S.A. Preferred Shares....        132,715
                                                                   ------------
                                                                     40,256,014
                                                                   ------------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Emerging Markets Equity Investments

-------------------------------------------------------------------------------
   Shares                          Security                           Value

-------------------------------------------------------------------------------
 Chile -- 1.3%
       2,932 Banco de A. Edwards ADR*...........................   $     38,666
       9,100 Banco Santander Chile ADR..........................        137,638
       2,550 Cervecerias Unidas S.A. ADR........................         58,969
      58,300 Compania Telecommunicaciones de Chile S.A. ........      1,027,538
       1,900 Cristalerias de Chile ADR..........................         29,925
      39,400 Distribucion y Servicio D&S S.A. ADR...............        679,650
      40,700 Embotelladora Andina S.A. ADR......................        529,100
      62,218 Endesa S.A. ADR....................................        664,955
      13,348 Enersis S.A. ADR*..................................        230,253
       7,200 Gener S.A. ADR (a).................................         91,800
       2,100 Maderas y Sinteticos S.A. .........................         26,775
       1,400 Sociedad Quimica & Minera de Chile S.A. ADR........         32,638
      11,800 Vina Concha y Toro ADR.............................        424,063
                                                                   ------------
                                                                      3,971,970
                                                                   ------------

 China -- 0.3%
     984,000 China Shipping Development Co. Ltd.*...............        191,771
     735,000 China Southern Airlines Co. Ltd. ..................        221,462
     104,000 China Unicom ADR...................................        241,355
      11,000 Huaneng Power International, Inc. .................        178,063
                                                                   ------------
                                                                        832,651
                                                                   ------------

 Egypt -- 0.5%
       3,900 Al-Ahram Beverages Co.*............................         66,300
      17,800 Commercial International Bank......................        173,240
       7,000 Eastern Co. for Tobacco & Cigarettes...............        147,368
      25,600 Egyption Co. for Mobile Services...................        643,605
           2 Madinet NSAR.......................................             14
       5,800 Misr International Bank............................         72,867
      13,000 Orascom Construction Industries....................        153,189
      11,000 Orascom Telecom Co. ...............................        156,441
      12,870 Suez Cement Co. ADR*...............................        120,656
                                                                   ------------
                                                                      1,533,680
                                                                   ------------

 Greece -- 0.5%
       1,590 Alpha Credit Bank S.A. ............................         48,250
       1,380 Alpha Leasing S.A.*................................         16,678
         590 Commercial Bank of Greece S.A. ....................         23,761
      71,530 Hellenic Telecommunications Organization S.A. .....      1,335,337
       1,588 Intracom S.A. .....................................         48,524
       1,910 Michaniki S.A. ....................................          9,580
       2,548 National Bank of Greece S.A.++.....................         86,982
                                                                   ------------
                                                                      1,569,112
                                                                   ------------

 Hong Kong -- 5.8%
     168,000 Beijing Datang Power Generation Co. Ltd., Class H
              Shares............................................         39,419
   1,914,000 Brillance China Automotive Ltd. ...................        625,787
      90,000 China Merchants Holdings International Co. Ltd. ...         70,968
   1,307,000 China Mobile (Hong Kong) Ltd.++....................     10,054,749
     492,000 Citic Pacific Ltd. ................................      2,346,672
     186,000 Cosco Pacific Ltd. (a).............................        168,130
      92,000 Guangdong Kelon Electrical Holdings Co. Ltd., Class
              H Shares..........................................         30,375
     268,000 Huaneng Power International Inc. ..................        111,677
     326,000 Legend Holdings Ltd. ..............................        346,929

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Emerging Markets Equity Investments

--------------------------------------------------------------------------------
   Shares                          Security                            Value

--------------------------------------------------------------------------------
 Hong Kong -- 5.8% (continued)
   1,366,000 Ng Fung Hong Ltd. ..................................   $    748,740
   9,433,000 PetroChina Co. Ltd. ................................      2,249,610
     380,000 Shanghai Petrochemical Ltd. ........................         62,365
     676,000 TCL International Ltd. .............................        192,851
     656,000 Yanzhou Coal Mining Co. Ltd. .......................        189,248
   1,212,000 Yizheng Chemical Fibre Co. Ltd. ....................        310,797
                                                                    ------------
                                                                      17,548,317
                                                                    ------------

 Hungary -- 1.2%
         756 Egis RT. ...........................................         37,033
       8,306 Gedeon Richter RT. GDR..............................        475,519
      56,091 Magyar Tavkozlesi RT. ..............................        310,064
      68,268 Magyar Tavkozlesi RT. ADR...........................      1,928,571
      14,503 MOL Magyar Olaj-es Gazipari RT. ....................        198,330
       3,016 OTP Bank RT. .......................................        162,052
       8,060 OTP Bank RT. GDR....................................        433,628
       3,028 Tiszai Vegyi Kombinat RT. ..........................         36,052
                                                                    ------------
                                                                       3,581,249
                                                                    ------------

 India -- 4.5%
      65,900 Ashok Leyland Ltd. GDR*.............................        205,938
      37,500 Dr. Reddy's Laboratories Ltd. GDR+..................        993,750
      25,000 Grasim Industries Ltd. .............................        165,625
      24,700 Hindalco Industries Ltd.+...........................        500,175
      14,180 Hindalco Industries Ltd. GDR+.......................        287,145
      41,917 ICICI Banking Ltd. ADR..............................        482,046
      13,000 Infosys Technologies Ltd. GDR.......................      2,028,203
      87,920 ITC Ltd. GDR+.......................................      1,676,855
      31,800 Jardine Fleming India Fund Ltd. GDR*................        377,625
      72,600 Larsen & Toubro Ltd. GDR............................        680,625
     130,900 Mahanagar Telephone Nigam Ltd. GDR+.................        886,848
      70,000 Mahindra & Mahindra Ltd. GDR........................        306,250
      60,100 Pentamedia Graphics Ltd. GDR........................        585,975
      50,100 Ranbaxy Laboratories Ltd. GDR+......................        889,275
      46,000 Reliance Industries Ltd. ADR........................        755,550
      37,410 Reliance Industries Ltd. GDR*+......................        607,913
      24,800 Silverline Technologies Ltd. ADR....................        519,250
      74,100 SSI Ltd. GDR+.......................................        565,013
      63,120 State Bank of India GDR.............................        623,310
   34,410.00 Videsh Sanchar Nigam Ltd. GDR.......................        369,908
                                                                    ------------
                                                                      13,507,279
                                                                    ------------

 Indonesia -- 0.9%
   1,493,500 PT Astra International Tbk*.........................        472,388
   1,530,000 PT Bank Pan Indonesia Tbk*..........................         53,361
     432,000 PT Gudang Garam Tbk.................................        648,390
     116,000 PT Hanjaya Mandala Sampoerna Tbk....................        172,291
   1,105,000 PT Indah Kiat Pulp & Paper Corp. Tbk*...............        193,358
     227,000 PT Indofood Sukses Makmur Tbk*......................        101,829
     711,500 PT Ramayana Lestari Tbk++...........................        440,676
         500 PT Semen Gresik Tbk.................................            406
   1,672,000 PT Telekomunikasi Indonesia Tbk.....................        581,128
                                                                    ------------
                                                                       2,663,827
                                                                    ------------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Emerging Markets Equity Investments

-------------------------------------------------------------------------------
   Shares                          Security                           Value

-------------------------------------------------------------------------------
 Israel -- 6.1%
       5,075 Azorim-Investment Development & Construction Co.
              Ltd. .............................................   $     58,634
     427,848 Bank Hapoalim Ltd. ................................      1,363,319
     515,721 Bank Leumi Le......................................      1,188,842
     272,738 Bezeq Israeli Telecommunication Corp. Ltd. ........      1,693,325
      45,834 Check Point Software Technologies Ltd. ............      6,683,170
       9,500 CLAL Industries and Investments Ltd.*..............        117,704
      28,279 ECI Telecom Ltd. ..................................        887,254
       3,066 Elbit Systems Ltd. ................................         46,406
         832 Formula Systems Ltd. ..............................         42,045
       3,502 Galileo Technology Ltd. ...........................        103,090
       4,560 Gilat Satellite Networks Ltd. .....................        365,940
      16,223 IDB Holding Corp. Ltd. ............................        684,944
     322,923 Israel Chemicals Ltd. .............................        404,357
         366 The Israel Corp. Ltd. .............................         77,264
       1,533 Koor Industries Ltd. ..............................        162,803
       3,000 Magic Software Enterprises Ltd. ADR................         27,000
         873 Nice Systems Ltd.*.................................         69,588
      18,662 Orbotech Ltd.*.....................................      1,806,715
       9,928 Osem Investment Ltd. ..............................         73,922
         900 Property & Building Corp. Ltd. ....................         88,342
       1,137 RadVision Ltd. ADR.................................         36,455
      21,691 Supersol Ltd. .....................................         81,429
         322 Teva Pharmaceutical Industries Ltd. ...............         19,791
      36,824 Teva Pharmaceutical Industries Ltd. ADR............      2,232,455
                                                                   ------------
                                                                     18,314,794
                                                                   ------------

 Malaysia -- 3.8%
     160,000 Berjaya Sports Toto Berhad.........................        256,842
     126,000 British American Tobacco Berhad....................      1,177,105
     146,000 Commerce Asset Holdings Berhad.....................        384,211
     102,000 Gamuda Berhad......................................        115,421
      73,000 Golden Hope Plantations Berhad.....................         71.079
      22,000 Hong Leong Credit Berhad...........................         40,526
     197,000 IOI Corporation Berhad.............................        167,968
      58,000 Kuala Lumpur Kepong Berhad.........................         82,421
      33,000 Malakoff Berhad....................................         85,974
     582,800 Malayan Banking Berhad.............................      2,239,179
      19,000 Malaysian Oxygen Berhad............................         52,500
      11,000 Malaysian Pacific Industries.......................         95,526
      30,000 Nestle (Malaysia) Berhad...........................        151,579
      13,000 OYL Industries Berhad..............................         43,105
     309,000 Public Bank Berhad.................................        269,968
      42,000 Puncak Niaga Holding Berhad........................         27,742
     778,000 Resorts World Berhad...............................      1,607,184
      45,000 Selangor Properties Berhad.........................         23,803
      52,000 Sime Darby Berhad..................................         57,747
      12,000 Star Publications Berhad...........................         44,211
     235,000 TAN Chong Motor Holdings Berhad....................         85,961
      24,000 Tanjong PLC Berhad.................................         52,105
     290,000 Telekom Malaysia Berhad............................        824,211
   1,070,000 Tenaga Nasional Berhad.............................      3,576,053
       8,000 Unisem Berhad......................................         41,684
                                                                   ------------
                                                                     11,574,105
                                                                   ------------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Emerging Markets Equity Investments

-------------------------------------------------------------------------------
   Shares                          Security                           Value

-------------------------------------------------------------------------------
 Mexico -- 11.9%
     331,041 Alfa, S.A. de C.V., Class A Shares.................   $    929,598
      40,900 Cemex S.A. de C.V. ADR.............................        958,594
     121,776 Cemex S.A. de C.V. CPO.............................        568,830
      60,500 Coca Cola Femsa S.A. ADR...........................      1,241,150
     290,000 Controladora Comercial Mexicana S.A. de C.V........        374,255
      31,000 Corp Interamericana de Entretenimiento S.A. .......        162,316
     146,000 Desc S.A. de C.V. Series B Shares..................         90,402
     306,684 Fomento Economico Mexicano, S.A. de C.V............      1,382,585
      32,000 Fomento Economico Mexicano, S.A. de C.V. ADR.......      1,457,738
      31,629 Grupo Carso S.A. de C.V. Series A1 Shares*.........        112,353
     131,000 Grupo Continental..................................        166,498
     175,000 Grupo Elektra S.A. de C.V. Series L Shares.........        176,796
     904,900 Grupo Financiero Banamex Series B Shares*..........      4,656,826
           1 Grupo Financiero Bancomer Series L Shares*.........              4
     646,000 Grupo Financiero Bancomer Series O Shares*.........        397,193
      80,000 Grupo Financiero Banorte*..........................        104,285
      53,000 Grupo Industrial Bimbo.............................         84,634
      20,780 Grupo Iusacell S.A. de C.V. ADR....................        264,945
     126,000 Grupo Mexico S.A. Series B Shares..................        557,080
     735,900 Grupo Modelo S.A. de C.V. Series C Shares..........      1,826,660
      82,000 Grupo Televisa S.A.* ..............................        265,005
      51,000 Grupo Televisa S.A. GDR*...........................      3,302,875
     208,200 Kimberly-Clark de Mexico, S.A. de C.V., Class A
              Shares............................................        646,844
      35,560 Organizacion Soriana S.A. Series B Shares..........        153,744
      80,000 Pepsi-Gemex S.A.*..................................         65,352
   3,049,300 Telefonos de Mexico S.A. Series L Shares...........      8,281,191
      49,500 Telefonos de Mexico S.A. Series L Shares ADR.......      2,694,076
      10,000 Tubos de Acero de Mexico S.A. .....................        150,625
      75,000 Vitro S.A. Series A Shares.........................         83,102
   1,303,200 Walmart de Mexico S.A. Series C Shares*............      3,277,549
     663,992 Walmart de Mexico S.A. Series V Shares*............      1,579,645
                                                                   ------------
                                                                     36,012,750
                                                                   ------------

 Netherlands -- 0.2%
      25,360 Indocam Himalayan Fund NV..........................        461,552
                                                                   ------------

 Panama -- 0.3%
      54,800 Panamerican Beverages Inc., Class A Shares.........      1,017,912
                                                                   ------------

 Peru -- 0.2%
      10,800 Buenaventura S.A. Ltd. ............................        178,200
      22,700 Credicorp Ltd. ....................................        190,113
     247,000 Ferreyros S.A. Ltd.*...............................         69,678
   12,100.00 Southern Peru Copper Corp. ........................        168,644
                                                                   ------------
                                                                        606,635
                                                                   ------------

 Philippines -- 0.3%
      63,000 Manila Electric Co. ...............................         91,446
      14,300 Metropolitan Bank & Trust Co. .....................         55,774
      32,350 Philippine Long Distance Telephone Co. ............        548,427
      42,000 San Miguel Corp. ..................................         49,330
     614,000 SM Prime Holdings Co. .............................         72,115
                                                                   ------------
                                                                        817,092
                                                                   ------------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Emerging Markets Equity Investments

--------------------------------------------------------------------------------
   Shares                          Security                            Value

--------------------------------------------------------------------------------
 Poland -- 0.6%
       1,599 Agora S.A. .........................................   $     40,775
         750 Bank Rozwoju Eksportu S.A. .........................         24,108
       3,800 Elektrim S.A. ......................................         42,968
      33,900 KGHM Polska Miedz S.A. .............................        476,295
      68,200 Polski Koncern Naftowy Orlen GDR+...................        635,965
      91,300 Telekomunikacja Polska S.A. GDR.....................        543,235
       4,654 Wielkopolski Bank Kredytowy S.A. ...................         25,251
                                                                    ------------
                                                                       1,788,597
                                                                    ------------

 Russia -- 5.5%
      41,700 AO Tatneft ADR......................................        549,919
      96,912 Lukoil Holding Inc. ADR.............................      6,279,898
      25,140 Mobile Telesystems ADR..............................        732,203
     200,248 RAO Unified Energy Systems..........................      3,416,732
       8,615 Rostelecom ADR......................................        123,841
     280,750 Surgutneftegaz ADR..................................      5,460,588
                                                                    ------------
                                                                      16,563,181
                                                                    ------------

 South Africa -- 7.3%
     102,600 ABSA Group Ltd. ....................................        423,791
      22,800 AECI Ltd. ..........................................         43,491
     418,700 African Bank Investments Ltd. ......................        447,374
       9,205 African Life Assurance Co. .........................         25,083
      78,900 Anglo American Platinum Corp. Ltd. .................      3,084,710
       7,200 Anglo American PLC..................................        402,725
      12,450 Anglogold Ltd. .....................................        485,679
      12,380 Anglovaal Industries Ltd. ..........................         13,050
      15,100 Barlow Ltd. ........................................         98,645
           1 Bidvest Group Ltd. .................................              2
      62,900 Billiton PLC........................................        249,435
     365,800 BOE Ltd. ...........................................        229,264
      72,900 Comparex Holdings Ltd. .............................        112,918
      91,640 De Beers............................................      2,549,754
           1 Edgars Consolidated Stores Ltd. ....................              5
   1,351,920 FirstRand Ltd.++....................................      1,483,283
      28,900 Foschini Ltd. ......................................         46,422
      29,364 Gold Fields Ltd. ...................................        108,233
      24,220 Impala Platinum Holdings Ltd. ......................      1,146,303
      55,036 Imperial Holdings Ltd.*.............................        528,851
      16,400 Investec Group Ltd. ................................        588,024
      71,830 Iron & Steel Industries Corp. ......................        166,891
      54,100 JD Group Ltd. ......................................        377,090
       6,828 Johnnic Communications Ltd. ........................        138,078
      65,100 Johnnic Holdings Ltd. ..............................        900,990
      16,700 Kersaf Investments Ltd. ............................         71,973
      92,275 Liberty Group Ltd. .................................        860,219
     190,400 M-Cell Ltd. ........................................        819,218
      76,487 Nedcor Ltd. ........................................      1,733,230
      25,400 Old Mutual PLC .....................................         63,568
      20,800 Pepkor Ltd. ........................................         80,545
      80,500 Profurn Ltd. .......................................         53,686
      67,300 Real Africa Holdings Ltd. ..........................         35,520
      89,800 Rembrandt Group Ltd. (a)............................        888,663

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Emerging Markets Equity Investments

--------------------------------------------------------------------------------
   Shares                          Security                            Value

--------------------------------------------------------------------------------
 South Africa -- 7.3% (continued)
           1 RMB Holdings Ltd. ..................................   $          1
     401,600 Sanlam Ltd. ........................................        483,821
      83,920 Sappi Ltd. .........................................        734,187
     218,340 Sasol Ltd. .........................................      1,784,924
      96,820 South African Breweries PLC.........................        709,574
      32,100 The Tongaat-Hulett Group Ltd. ......................        165,737
                                                                    ------------
                                                                      22,134,957
                                                                    ------------

 South Korea -- 12.2%
       1,436 Cheil Jedang Corp. .................................         60,225
         220 Dacom Corp. ........................................         19,842
       6,330 Daishin Securities Co. .............................         64,228
         505 Daum Communications Corp. ..........................         31,518
       7,951 Dongwon Securities Co. .............................         50,198
      34,164 H&CB................................................        730,270
       2,570 Haansoft Inc. ......................................         30,365
      10,800 Hana Bank...........................................         58,055
      12,841 Hanjin Heavy Industries.............................         33,239
      11,380 Hanwha Chemical Corp.* .............................         37,668
       2,335 Hite Brewery Co. Ltd. ..............................        100,034
      83,400 Hyundai Electronics Industries*.....................      1,526,963
       9,640 Hyundai Merchant Marine.............................         36,256
      13,505 Hyundai Motor Co. Ltd. .............................        204,630
     247,557 Kookmin Bank........................................      3,014,223
     197,521 Korea Electric Power Corp. .........................      5,807,607
      35,192 Korea Telecom Corp. ................................      1,332,897
       7,870 Korea Telecom Corp. ADR.............................        538,745
         960 Korea Telecom Freetel ..............................         44,331
       6,804 Korean Air..........................................         48,418
      79,939 L.G. Chemical Ltd. .................................      1,348,238
       4,630 L.G. Electronics....................................        117,760
         410 L.G. Information & Communication Ltd. ..............         22,002
       9,430 L.G. Investment & Securities Co. Ltd. ..............         99,084
      19,970 Namhae Chemical Co. ................................         46,109
      80,428 Pohang Iron & Steel Co. Ltd.++......................      1,709,095
      13,160 Pohang Iron & Steel Co. Ltd. ADR....................      1,009,774
      11,610 Samsung Corp. Ltd. .................................        105,236
       2,940 Samsung Electro-Mechanics Co. ......................        124,892
      48,334 Samsung Electronics.................................     11,922,750
       1,070 Samsung Electronics GDR+............................        135,355
       2,875 Samsung Fire & Marine Insurance.....................         76,759
      12,420 Samsung SDI Co. Ltd. ...............................        554,489
      33,474 Samsung Securities Co. Ltd. ........................        682,311
       1,440 Serome Technology Inc. .............................         32,534
      19,780 Shinhan Bank........................................        215,863
       6,780 SK Corp. ...........................................        114,962
       3,060 SK Global...........................................         32,704
      21,450 SK Telecom Co. Ltd. ................................      4,720,451
       2,250 S-Oil Corp. ........................................         52,153
       4,037 Taihan Electric Wire Co. ...........................         33,133
       2,330 Trigem Computer Inc. ...............................         40,874
                                                                    ------------
                                                                      36,966,240
                                                                    ------------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Emerging Markets Equity Investments

--------------------------------------------------------------------------------
   Shares                          Security                            Value

--------------------------------------------------------------------------------
 Taiwan -- 13.2%
     142,000 Acer Communications & Multimedia Inc. ..............   $    329,037
     364,063 Acer Inc. ..........................................        453,430
      52,405 Advanced Semiconductor Engineering Inc. ............         96,977
     151,292 Asia Cement Corp. ..................................         82,286
     437,782 Asustek Computer Inc. ..............................      2,691,006
     420,000 Bank Sinopac*.......................................        239,247
     122,000 Cathay Construction Corp. ..........................         32,588
     484,120 Cathay Life Insurance Corp. (b).....................      1,113,994
     506,480 China Development Industrial Bank*..................        523,228
     871,000 China Steel Corp. (b)...............................        577,443
     110,571 Chinatrust Commercial Bank*.........................         87,183
     206,000 Chung HWA Pulp*.....................................        119,997
     314,700 Compal Electronics Corp. ...........................        602,612
      28,250 Delta Electronic, Inc. .............................        108,191
          46 Evergreen Marine Corp.*.............................             30
     204,336 Far Eastern Department Stores Ltd. .................        102,587
     480,040 Far Eastern Textile Ltd. ...........................        534,536
     422,400 First Commercial Bank...............................        367,038
     132,294 Formosa Chemicals & Fibre Co. ......................        148,590
   1,106,222 Formosa Plastics Corp. .............................      1,780,066
       6,954 Formosa Taffeta Co. ................................          4,409
       2,961 Gigamdia Ltd. ADR...................................         31,091
     645,418 Hon Hai Precision Industry Co. Ltd. ................      4,922,812
      89,100 Hua Nan Commercial Bank.............................         70,540
      13,059 International Bank of Taipei*.......................          5,422
      67,980 International Commercial Bank of China..............         53,382
     250,750 Macronix International Corp. .......................        544,714
      29,000 Mosel Vitelic Inc. .................................         49,932
     624,063 Nan Ya Plastic Corp. ...............................      1,034,331
      56,342 Nien Hsing Textile Co., Ltd.*.......................         73,436
     152,090 Pacific Electrical Wire & Cable Co., Ltd.*..........        113,067
     272,229 President Chain Store Corp. ........................        806,021
      23,000 Quanta Computer Inc. ...............................         83,643
     845,880 Siliconware Precision Industries Corp. .............      1,306,694
     303,300 Synnex Technology Industrial Corp. .................      1,210,369
      89,000 Taiwan Glass Industrial Corp. ......................         82,491
   2,228,505 Taiwan Semiconductor Manufacturing Co. .............      9,646,276
     131,760 Tatung Co., Ltd. ...................................         81,416
   2,099,650 United Microelectronics Corp. Ltd.*.................      5,574,741
   2,739,058 United World Chinese Commercial Bank................      2,353,620
     490,000 Winbond Electronics Corp. ..........................      1,214,257
     550,000 Yuanta Securities Corp.*............................        605,358
      74,000 Yulon Motor Corp.*..................................         52,394
                                                                    ------------
                                                                      39,910,482
                                                                    ------------

 Thailand -- 0.9%
     100,175 Advanced Information Service Public Co. Ltd.*.......      1,210,678
     150,800 BEC World Public Co. Ltd. ..........................        937,081
   1,071,800 Thai Farmers Bank Public Co. Ltd.*..................        655,535
                                                                    ------------
                                                                       2,803,294
                                                                    ------------

 Turkey -- 3.4%
   4,652,000 Akcimento Ticaret A.S. .............................         59,681
     367,000 Aktas Electric Ticaret A.S. ........................         84,077

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Emerging Markets Equity Investments

-------------------------------------------------------------------------------
   Shares                          Security                           Value

-------------------------------------------------------------------------------
 Turkey -- 3.4% (continued)
   4,306,800 Anadolu Efes Biracilik Ve Malt Sanayii A.S. .......   $    230,219
  37,393,097 Arcelik A.S. ......................................      1,185,025
   1,595,000 Aygaz A.S. ........................................         69,426
   4,009,071 Beko Elektonik A.S.*...............................         47,147
   7,578,771 Bolu Cimento Sanayii A.S.*.........................         35,882
     681,000 Brisa Bridgestone Sabanci A.S......................         46,803
   7,537,885 Dogan Sirketler Grubu Holdings A.S. ...............        175,565
  38,037,220 Dogan Yayin Holding A.S. ..........................        482,175
   2,229,000 Eczacibasi Ilac Sanayi Ve T.A.S.*..................         45,958
   3,430,685 Enka Holding Yatirim A.S. .........................        654,951
   8,812,500 Eregli Demir Ve Celik Fabrikalari T.A.S.*..........        292,736
  73,740,000 Hurriyet Gazeteci A.S.*............................        810,874
   1,971,768 Migros Turk T.A.S. ................................        268,018
   3,813,000 Sabah Yayincilik A.S. .............................         18,926
      72,600 Sabanci Holding A.S. ADR...........................        179,685
   6,194,000 Tupras Turkiye Petrol Rafine A.S. .................        279,069
       9,825 Turkcell Iletisim Hizmet A.S. ADR..................        132,023
 138,345,058 Turkiye Garanti Bankasi S.A. ......................      1,415,651
 116,365,138 Turkiye Is Bankasi, Class C Shares.................      2,354,632
   1,473,622 Vestel Elektronik Sanayi Ve Ticaret A.S.*..........        281,327
 136,888,560 Yapi Ve Kredi Bankasi A.S.*........................      1,149,866
                                                                   ------------
                                                                     10,299,716
                                                                   ------------

 United Kingdom -- 0.9%
     288,890 Dimension Data Holdings PLC*.......................      2,817,427
                                                                   ------------

 United States -- 1.6%
      11,000 Chile Fund, Inc. ..................................        104,499
         780 Comverse Technology Inc. ..........................         71,710
     311,550 The India Fund*....................................      4,322,755
       3,882 StarMedia Network Inc. ............................         32,996
      15,000 TV Azteca S.A. de C.V. ............................        201,562
                                                                   ------------
                                                                      4,733,522
                                                                   ------------

 Venezuela -- 0.3%
      36,530 Compania Anonima Nacional Telefonos de Venezuela
              ADR...............................................        899,550
      21,000 Mavesa S.A. ADR....................................         82,686
                                                                   ------------
                                                                        982,236
                                                                   ------------
             TOTAL STOCK
             (Cost -- $268,368,807).............................    293,268,591
                                                                   ------------

 Face Amount
 -----------
 REPURCHASE AGREEMENT -- 3.0%
 $ 9,000,000 CIBC Wood Gundy Securities Inc., 6.520% due 9/1/00;
              Proceeds at maturity -- $9,001,630;
              (Fully collateralized by U.S. Treasury Notes,
              6.500% due 2/28/02; Market value -- $9,181,372)
              (Cost -- $9,000,000)..............................      9,000,000
                                                                   ------------
             TOTAL INVESTMENTS -- 100%
             (Cost -- $277,368,807**)...........................   $302,268,591
                                                                   ============

------
 ++All or a portion of this security is segregated for futures contracts com-
   mitments.
 * Non-income producing security.
(a) All or a portion of this security is on loan (See Note 11).
(b) All or a portion of this security is segregated for open forward foreign currency contracts.
 + Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
** Aggregate cost for Federal income tax purposes is substantially the same.
                       See Notes to Financial Statements.

Schedules of Investments
(continued)
International Fixed Income Investments

-------------------------------------------------------------------------------
      Face
    Amount+                         Security                          Value

-------------------------------------------------------------------------------
 BONDS -- 98.1%

 Austria -- 4.3%
  1,014,000,000 Oesterreich Kontrollbank, 1.800% due 3/22/10....   $  9,437,787
                                                                   ------------

 Denmark -- 4.9%
                Kingdom of Denmark:
     40,600,000 8.000% due 3/15/06..............................      5,348,462
     45,400,000 6.000% due 11/15/09 (a).........................      5,539,054
                                                                   ------------
                                                                     10,887,516
                                                                   ------------

 France -- 5.7%
      1,811,000 Crown Cork & Seal Finance S.A., 6.000% due
                 12/6/04 (b)....................................      1,470,401
      1,660,000 French Treasury Note, 3.500% due 7/12/04 (b)....      1,383,739
     10,500,000 Government of France, 6.000% due 10/25/25 (b)...      9,808,887
                                                                   ------------
                                                                     12,663,027
                                                                   ------------

 Germany -- 23.0%
                Bundesobligation:
      1,040,000 4.750% due 11/20/01 (b).........................        920,089
      1,530,000 4.500% due 2/18/03 (b)..........................      1,337,195
      4,560,000 3.250% due 2/17/04 (b)..........................      3,798,885
                Bundesrepublic Deutschland:
      5,431,000 7.125% due 12/20/02 (b).........................      5,014,619
      1,090,000 6.000% due 9/15/03 (b)..........................        987,050
      5,370,000 6.750% due 7/15/04 (b)..........................      5,001,983
      6,132,000 6.000% due 1/5/06 (b)...........................      5,610,082
     12,070,000 6.000% due 1/4/07 (b)...........................     11,085,602
      7,800,000 6.000% due 7/4/07 (b)...........................      7,177,029
     12,480,000 4.750% due 7/4/28 (a)(b)........................      9,953,108
                                                                   ------------
                                                                     50,885,642
                                                                   ------------

 Greece -- 11.1%
                Hellenic Republic:
  2,143,000,000 8.700% due 4/8/05...............................      6,221,504
  2,145,000,000 6.000% due 2/19/06..............................      5,624,266
    908,000,000 8.600% due 3/26/08..............................      2,741,194
  1,793,900,000 7.500% due 5/20/13..............................      5,263,087
    800,000,000 6.500% due 10/22/19.............................      2,163,827
      3,346,000 Public Power Corp., 4.500% due 3/12/09 (b)......      2,617,051
                                                                   ------------
                                                                     24,630,929
                                                                   ------------

 Italy -- 3.1%
      8,380,000 Buoni Poliennali Del Tes, 5.250% due 11/1/29
                 (c)............................................      6,878,465
                                                                   ------------

 Japan -- 5.6%
    620,000,000 Development Bank of Japan, 2.875% due 12/20/06..      6,286,918
      4,200,000 Japan Financial Corp., 6.375% due 3/9/04 (b)....      6,038,677
                                                                   ------------
                                                                     12,325,595
                                                                   ------------

 Netherlands -- 0.3%
     47,000,000 Deutsche Finance BV, zero coupon due 4/16/18....        666,324
                                                                   ------------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
International Fixed Income Investments

-------------------------------------------------------------------------------
     Face
    Amount+                         Security                          Value

-------------------------------------------------------------------------------
 Poland -- 4.1%
               Poland Government Bond:
     6,011,000 8.500% due 2/12/05...............................   $  1,103,124
    43,100,000 Zero coupon due 12/21/01.........................      7,860,481
                                                                   ------------
                                                                      8,963,605
                                                                   ------------

 South Africa -- 2.4%
               Republic of South Africa:
    30,560,000 12.000% due 2/28/05..............................      4,254,238
     7,500,000 13.000% due 8/31/10..............................      1,044,328
                                                                   ------------
                                                                      5,298,566
                                                                   ------------

 Spain -- 8.5%
   987,000,000 Kingdom of Spain, 3.100% due 9/20/06 (a).........     10,171,264
     9,800,000 Spain Government, 4.250% due 7/30/02 (b).........      8,545,037
                                                                   ------------
                                                                     18,716,301
                                                                   ------------

 Supranational -- 19.0%
               European Investment Bank:
 1,956,000,000 4.625% due 2/26/03 (a)...........................     20,113,215
 1,136,000,000 2.125% due 9/20/07 (a)...........................     11,044,148
    66,000,000 International Bank Reconstruction & Development,
                zero coupon due 5/14/12.........................      1,923,442
   880,000,000 World Bank, 4.500% due 3/20/03...................      9,065,303
                                                                   ------------
                                                                     42,146,108
                                                                   ------------

 Sweden -- 1.6%
     2,360,000 Birka Energi AB, 6.375% due 11/3/06 (c)..........      2,100,169
     1,707,714 Investor AB, 5.250% due 6/30/08 (b)..............      1,417,083
                                                                   ------------
                                                                      3,517,252
                                                                   ------------

 United Kingdom -- 2.3%
     3,150,000 Burmah Castrol PLC, 4.875% due 3/31/09 (b).......      2,561,413
     1,000,000 Lloyds TSB Bank PLC, 7.375% due 3/11/04 (b)......      1,482,353
     1,250,000 Marconi Corp. PLC, 5.625% due 3/30/05 (b)........      1,082,410
                                                                   ------------
                                                                      5,126,176
                                                                   ------------

 United States -- 2.2%
     1,700,000 Clear Channel Communications, 6.500% due 7/7/05
                (b).............................................      1,506,410
     1,950,000 Household Finance Corp., 5.125% due 6/24/09 (b)..      1,552,616
     2,210,000 International Lease Finance Corp., 4.125% due
                7/12/04 (b).....................................      1,841,912
                                                                   ------------
                                                                      4,900,938
                                                                   ------------
               TOTAL BONDS
               (Cost -- $229,636,572)...........................    217,044,231
                                                                   ------------
     Face
    Amount
 -------------

 REPURCHASE AGREEMENT -- 1.9%
 $   4,200,000 CIBC Wood Gundy Securities Inc., 6.520% due
                9/1/00; Proceeds at maturity -- $4,200,761;
                (Fully collateralized by U.S. Treasury Notes,
                6.500% due 2/28/02; Market value -- $4,284,645)
                (Cost -- $4,200,000)............................      4,200,000
                                                                   ------------
               TOTAL INVESTMENTS -- 100%
               (Cost -- $233,836,572**).........................   $221,244,231
                                                                   ============

------
 + Represents local currency.
(a) All or a portion of this security is on loan (See Note 11).
(b) All or a portion of this security is segregated for open forward foreign currency contracts.
(c) All or a portion of this security is segregated for extended settlements. ** Aggregate cost for Federal income tax purposes is substantially the same.
                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Balanced Investments

--------------------------------------------------------------------------------
   Shares                            Security                           Value

--------------------------------------------------------------------------------
 COMMON STOCK -- 47.2%

 Advertising -- 0.2%
      1,600     Omnicom Group, Inc.+..............................   $   133,500
                                                                     -----------

 Aerospace -- 0.4%
      2,800     The Boeing Co. ...................................       150,150
      2,400     United Technologies Corp. ........................       149,850
                                                                     -----------
                                                                         300,000
                                                                     -----------

 Airlines -- 0.1%
      2,000     US Airways Group, Inc.*...........................        68,000
                                                                     -----------

 Auto Manufacturers -- 0.2%
      6,272     Ford Motor Co. ...................................       151,704
                                                                     -----------

 Auto Parts & Equipment -- 0.0%
        678     Visteon Corp. ....................................        10,636
                                                                     -----------

 Banking -- 2.5%
      6,400     Bank of America Corp. ............................       342,800
      8,350     Chase Manhattan Corp. ............................       466,556
      9,500     Fleet Boston Financial Corp. .....................       405,531
      2,000     PNC Financial Services Group......................       117,875
      1,300     SunTrust Banks, Inc. .............................        64,188
      6,000     Wells Fargo Co. ..................................       259,125
                                                                     -----------
                                                                       1,656,075
                                                                     -----------

 Beverages -- 1.2%
      2,600     Anheuser-Busch Co. ...............................       204,912
      5,900     The Coca-Cola Co. ................................       310,488
      6,000     PepsiCo Inc. .....................................       255,750
                                                                     -----------
                                                                         771,150
                                                                     -----------

 Biotechnology -- 0.8%
      4,700     Amgen, Inc.*......................................       356,319
        900     Genentech, Inc.*+.................................       171,450
                                                                     -----------
                                                                         527,769
                                                                     -----------

 Building Materials -- 0.2%
      1,100     Martin Marietta Materials Inc. ...................        44,000
      1,700     Southdown, Inc. ..................................       106,675
                                                                     -----------
                                                                         150,675
                                                                     -----------

 Chemicals -- 0.3%
      1,500     Praxair, Inc. ....................................        66,375
      3,300     Union Carbide Corp. ..............................       132,206
                                                                     -----------
                                                                         198,581
                                                                     -----------

 Computers -- 3.8%
      4,800     Compaq Computer Corp. ............................       163,500
      6,900     Dell Computer Corp. ..............................       301,013
      6,500     EMC Corp.*........................................       637,000
      2,200     Gateway, Inc.*+...................................       149,820
      4,900     International Business Machines Corp. ............       646,800
      5,200     Sun Microsystems, Inc.*...........................       660,075
                                                                     -----------
                                                                       2,558,208
                                                                     -----------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Balanced Investments

--------------------------------------------------------------------------------
   Shares                            Security                           Value

--------------------------------------------------------------------------------
 Cosmetics/Personal Care -- 0.6%
      2,600     Avon Products, Inc. ..............................   $   101,887
      4,300     The Procter & Gamble Co. .........................       265,794
                                                                     -----------
                                                                         367,681
                                                                     -----------

 Distribution/Wholesale -- 0.2%
      3,400     Costco Wholesale Corp.*...........................       117,088
                                                                     -----------

 Diversified Financial Services -- 2.2%
      3,100     Fannie Mae........................................       166,625
      2,400     Lehman Brothers Holdings Inc. ....................       348,000
      7,900     MBNA Corp. .......................................       278,969
      2,045     Merrill Lynch & Co., Inc. ........................       296,525
      1,624     Morgan Stanley Dean Witter & Co. .................       174,682
      1,600     Providian Financial Corp.+........................       183,900
                                                                     -----------
                                                                       1,448,701
                                                                     -----------

 Electric -- 0.8%
      1,500     Calpine Corp.*+...................................       148,500
      2,000     Florida Progress Corp. ...........................       103,750
      2,400     GPU, Inc. ........................................        73,500
      1,900     PECO Energy Corp. ................................        91,556
      2,000     Public Service Enterprise Group, Inc. ............        72,500
      1,700     Reliant Energy, Inc. .............................        63,112
                                                                     -----------
                                                                         552,918
                                                                     -----------

 Electronics -- 0.6%
      1,500     Sanmina Corp.*+...................................       177,000
      2,200     SCI Systems, Inc.*+...............................       135,850
      2,200     Solectron Corp.*+.................................        99,688
                                                                     -----------
                                                                         412,538
                                                                     -----------

 Food -- 1.0%
      3,000     General Mills, Inc.+..............................        96,375
      4,200     H.J. Heinz Co. ...................................       160,125
      1,200     Keebler Foods Co. ................................        54,975
      1,700     The Quaker Oats Co. ..............................       115,494
      3,800     Ralston-Ralston Purina Group......................        85,975
      3,000     Safeway Inc.*.....................................       147,937
                                                                     -----------
                                                                         660,881
                                                                     -----------

 Forest Products & Paper -- 0.2%
      2,600     International Paper Co. ..........................        82,875
      1,200     Temple-Inland Inc. ...............................        50,925
                                                                     -----------
                                                                         133,800
                                                                     -----------

 Health Care - Products -- 0.5%
      1,600     Guidant Corp.*....................................       107,700
      4,500     Medtronic, Inc. ..................................       230,625
                                                                     -----------
                                                                         338,325
                                                                     -----------

 Health Care - Services -- 0.2%
      1,700     UnitedHealth Group Inc. ..........................       160,650
                                                                     -----------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Balanced Investments

-------------------------------------------------------------------------------
   Shares                            Security                          Value

-------------------------------------------------------------------------------
 Insurance -- 1.3%
      2,400     Ace Ltd. ........................................   $    84,300
      3,600     Allstate Corp. ..................................       104,625
      1,300     Ambac Financial Group, Inc. .....................        84,013
      2,300     American General Corp. ..........................       167,469
      1,300     CIGNA Corp.+.....................................       126,425
      4,500     Hartford Financial Services Group, Inc. .........       299,812
                                                                    -----------
                                                                        866,644
                                                                    -----------

 Internet -- 0.5%
      3,900     America Online, Inc.*............................       228,638
      1,200     Yahoo! Inc.*.....................................       145,800
                                                                    -----------
                                                                        374,438
                                                                    -----------

 Manufacturing -- 3.6%
      1,200     Danaher Corp. ...................................        67,425
     26,100     General Electric Co. ............................     1,531,744
      2,200     Minnesota Mining & Manufacturing Co. ............       204,600
     10,100     Tyco International Ltd. .........................       575,700
                                                                    -----------
                                                                      2,379,469
                                                                    -----------

 Media -- 2.3%
      4,800     AT&T Corp. -- Liberty Media Corp., Class A
                 Shares*.........................................       102,600
      2,552     Clear Channel Communications, Inc.*+.............       184,701
      2,594     Fox Entertainment Group, Inc., Class A Shares*...        75,064
      1,600     Hispanic Broadcasting Corp.*.....................        41,100
      3,000     Infinity Broadcasting Corp., Class A Shares*.....       113,625
      1,400     The Seagram Co., Ltd.+...........................        84,262
      4,800     Time Warner, Inc. ...............................       410,400
      4,300     Viacom Inc., Class B Shares*.....................       289,444
      5,200     The Walt Disney Co. .............................       202,475
                                                                    -----------
                                                                      1,503,671
                                                                    -----------

 Mining -- 0.2%
      4,100     Alcoa Inc. ......................................       136,325
                                                                    -----------

 Oil & Gas Producers -- 2.3%
      2,408     BP Amoco PLC Sponsored ADR.......................       133,042
      1,500     Coastal Corp. ...................................       103,313
      7,900     Exxon Mobil Corp. ...............................       644,837
      1,900     Kerr McGee Corp. ................................       120,056
      1,900     Noble Drilling Corp.*............................        92,150
      5,000     Royal Dutch Petroleum Co. .......................       305,938
      4,000     USX-Marathon Group, Inc. ........................       109,750
                                                                    -----------
                                                                      1,509,086
                                                                    -----------

 Oil & Gas Services -- 0.4%
      2,600     Baker Hughes Inc. ...............................        95,063
      2,300     Schlumberger Ltd. ...............................       196,219
                                                                    -----------
                                                                        291,282
                                                                    -----------

 Pharmaceuticals -- 3.5%
      5,100     Abbott Laboratories..............................       223,125
      5,100     American Home Products Corp. ....................       276,356
      1,600     Cardinal Health, Inc. ...........................       130,900

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Balanced Investments

--------------------------------------------------------------------------------
   Shares                            Security                           Value

--------------------------------------------------------------------------------
 Pharmaceuticals -- 3.5% (continued)
      2,300     Elan Corp. PLC Sponsored ADR*+....................   $   134,119
      2,500     Eli Lilly & Co. ..................................       182,500
      1,800     MedImmune, Inc.*..................................       151,425
     17,725     Pfizer Inc. ......................................       766,606
      4,900     Pharmacia Corp. ..................................       286,956
      5,600     Schering-Plough Corp. ............................       224,700
                                                                     -----------
                                                                       2,376,687
                                                                     -----------

 Pipelines -- 0.4%
      2,900     Enron Corp. ......................................       246,137
                                                                     -----------

 Retail -- 2.3%
      1,600     Best Buy Co., Inc.*...............................        98,800
      3,900     Circuit City Stores -- Circuit City Group.........       101,156
      5,800     Home Depot, Inc. .................................       278,763
      6,300     The Limited Inc. .................................       126,000
      3,300     Lowe's Cos., Inc. ................................       147,881
      2,300     RadioShack Corp. .................................       135,700
      5,400     Target Corp. .....................................       125,550
     10,400     Wal-Mart Stores, Inc. ............................       493,350
                                                                     -----------
                                                                       1,507,200
                                                                     -----------

 Semiconductors -- 3.6%
      3,100     Altera Corp.*+....................................       200,919
      2,100     Analog Devices, Inc.*.............................       211,050
      1,500     Applied Materials, Inc.*..........................       129,469
     18,000     Intel Corp. ......................................     1,347,750
      2,800     Linear Technology Corp. ..........................       201,425
      2,200     Maxim Integrated Products, Inc.*..................       192,912
      1,700     Micron Technology, Inc.*+.........................       138,975
                                                                     -----------
                                                                       2,422,500
                                                                     -----------

 Software -- 2.8%
      2,700     Automatic Data Processing, Inc. ..................       160,987
      9,700     Microsoft Corp.*..................................       677,181
      8,400     Oracle Corp.*.....................................       763,875
        800     Siebel Systems, Inc.*.............................       158,250
      1,700     Symantec Corp.*+..................................        82,981
                                                                     -----------
                                                                       1,843,274
                                                                     -----------

 Telecommunications -- 7.9%
        900     Amdocs Ltd.*+.....................................        64,294
     10,340     AT&T Corp.........................................       325,710
        700     Ciena Corp.*......................................       155,181
     18,900     Cisco Systems, Inc.*..............................     1,294,650
      1,400     Corning Inc. .....................................       459,112
      2,300     Harris Corp. .....................................        69,144
      6,666     Motorola, Inc. ...................................       240,393
      2,000     Network Appliance Inc.*...........................       234,000
      3,300     Nokia Oyj Sponsored ADR...........................       148,294
      8,700     Nortel Networks Corp. ............................       709,594
      6,087     Qwest Communications International Inc.*..........       314,241
     11,027     SBC Communications, Inc...........................       460,377

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Balanced Investments

-------------------------------------------------------------------------------
   Shares                               Security                       Value

-------------------------------------------------------------------------------
 Telecommunications -- 7.9% (continued)
      6,000           Sprint Corp. ..............................   $   201,000
      1,200           Tellabs, Inc.*.............................        67,425
      4,200           Vodafone AirTouch PLC Sponsored ADR+.......       171,937
        600           VoiceStream Wireless, Corp.*+..............        67,537
      9,020           WorldCom, Inc.*............................       329,230
                                                                    -----------
                                                                      5,312,119
                                                                    -----------

 Transportation -- 0.1%
      1,600           Canadian National Railway Co. .............        47,100
                                                                    -----------
                      TOTAL COMMON STOCK
                      (Cost -- $25,122,648)......................    31,534,812
                                                                    -----------

 PREFERRED STOCK -- 0.7%

 Real Estate Investment Trusts -- 0.4%
      5,835           SPG Properties Inc., 7.890%................       234,859
                                                                    -----------

 Telecommunication Services -- 0.3%
        235           Centaur Funding Corp., 9.080% Exchangeable        232,288
                      4/21/20 (b)................................
                                                                    -----------
                      TOTAL PREFERRED STOCK
                      (Cost -- $488,275).........................       467,147
                                                                    -----------

    Face
   Amount
 ----------
 U.S. TREASURY OBLIGATIONS -- 12.4%

                      U.S. Treasury Notes:
 $1,000,000           6.375% due 9/30/01.........................     1,000,620
  1,385,000           5.750% due 8/15/03 (c).....................     1,372,438
  1,370,000           7.000% due 7/15/06 (c).....................     1,435,924
  1,420,000           5.625% due 5/15/08 (c).....................     1,392,480
                      U.S. Treasury Bonds:
  1,335,000           10.625% due 8/15/15 (c)....................     1,943,667
    285,000           6.625% due 2/15/27 (c).....................       313,053
    780,000           6.250% due 5/15/30 (c).....................       844,100
                                                                    -----------
                      TOTAL U.S. TREASURY OBLIGATIONS
                      (Cost -- $8,220,441).......................     8,302,282
                                                                    -----------

    Face
   Amount   Rating(a)
 ---------- ---------
 CORPORATE BONDS & NOTES -- 8.4%

 Aerospace -- 0.3%
     95,000   BBB-    Lockheed Corp., Debentures, 7.875% due             89,300
                      3/15/23....................................
    130,000   BBB-    Raytheon Co., Debentures, 7.375% due              117,325
                      7/15/25....................................
                                                                    -----------
                                                                        206,625
                                                                    -----------

 Airlines -- 0.1%
     69,125   AAA     Northwest Airlines Inc., Company                   70,499
                      Guaranteed, 7.935% due 4/1/19..............
                                                                    -----------

 Banking -- 0.7%
    240,000   A       Bank One Corp., Sr. Notes, 6.935% due
                       12/20/01..................................       240,326
    220,000   A+      Chase Manhattan Corp., Sr. Notes, 6.858%
                       due 1/3/02................................       220,163
                                                                    -----------
                                                                        460,489
                                                                    -----------

 Cosmetics/Personal
 Care -- 0.2%
    105,000   AA      The Procter & Gamble Co., Debentures,
                       8.000% due 9/1/24.........................       115,631
                                                                    -----------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Balanced Investments

-------------------------------------------------------------------------------
    Face
   Amount   Rating(a)                   Security                       Value

-------------------------------------------------------------------------------
 Diversified Financial Services -- 2.1%
 $  110,000   A       Countrywide Home Loan, Company Guaranteed,
                       6.250% due 4/15/09........................   $    99,550
    105,000   BBB     Edison Mission Energy Funding, Company
                       Guaranteed, 7.330% due 9/15/08 (b)........       103,294
     85,000   A       Ford Credit Co., Notes, 7.600% due 8/1/05..        85,319
     90,000   A       General Motors Acceptance Corp., Bonds,
                       6.150%, due 4/5/07........................        83,925
    150,000   A-      Kern River Funding Corp., Company
                       Guaranteed, 6.720% due 9/30/01 (b)........       149,063
    110,000   A       Lehman Brothers Holdings Inc., Notes,
                       7.000% due 5/15/03........................       108,625
    350,000   AA-     Morgan Stanley Dean Witter & Co., Sr.
                       Unsubordinated Notes, 7.125% due 1/15/03
                       (c).......................................       350,437
     30,000   BBB+    Natexis Ambs Co. LLC, Bonds, 8.440% due
                       perpetual.................................        28,575
    118,260   NR      PDVSA Finance Ltd., Sr. Notes, 8.750% due
                       2/15/04 (b)...............................       117,964
     60,000   BBB+    Pemex Finance Ltd., Notes, 9.030% due
                       2/15/11 (b)...............................        62,543
     65,000   BBB     PP&L Capital Funding Inc., Sr. Notes,
                       7.750% due 4/15/05........................        65,163
    130,000   NR      Ras Laffan-Links, Bonds, 7.850% due 3/18/14
                       (b).......................................       131,625
                                                                    -----------
                                                                      1,386,083
                                                                    -----------

 Electric -- 0.7%
     90,000   AA      Ontario Electricity Financial Corp., Local
                       Government Guaranteed, 6.100% due
                       1/30/08...................................        85,162
    300,000   AAA     Philadelphia Electric Co., First Ref.
                       Mortgage, 5.625% due 11/1/01 (c)..........       295,125
     34,977   BBB+    RGS (AEGCO) Funding Corp., Debentures,
                       9.810% due 12/7/21........................        39,918
                                                                    -----------
                                                                        420,205
                                                                    -----------

 Holding Companies - Diversified -- 0.1%
     70,000   BBB     Brascan Corp., Notes, 7.125% due 12/16/03..        68,075
                                                                    -----------

 Home Builders -- 0.2%
    105,000   BB-     Champion Enterprises Inc., Sr. Notes,
                       7.625% due 5/15/09 (b)....................        96,600
                                                                    -----------

 Insurance -- 0.6%
                      Anthem Insurance Co., Inc., Sr. Notes:
    150,000   BBB+    9.125% due 4/1/10 (b)......................       138,000
    110,000   BBB-    9.000% due 4/1/27 (b)......................        89,100
     70,000   A       Liberty Mutual Insurance, Notes, 7.875% due
                       10/15/26 (b)..............................        60,200
    125,000   A-      URC Holdings Corp., Sr. Notes, 7.875% due
                       6/30/06 (b)...............................       127,188
                                                                    -----------
                                                                        414,488
                                                                    -----------

 Machinery - Diversified -- 0.6%
    380,000   BBB+    Cummins Engine, Debentures, 5.650% due
                       3/1/98 (c)................................       237,025
    160,000   BB      Unova Inc., Notes, 6.875% due 3/15/05......       145,000
                                                                    -----------
                                                                        382,025
                                                                    -----------

 Media -- 0.1%
     50,000   BBB-    News America Holdings, Company Guaranteed,
                       8.000% due 10/17/16.......................        49,000
                                                                    -----------

 Multi-National -- 0.0%
     20,000   AA-     African Development Bank, Sub. Debentures,
                       8.800% due 9/1/19.........................        22,975
                                                                    -----------

 Oil & Gas Producers -- 0.5%
                      Petroleum Geo-Services A/S, Bonds:
    100,000   BBB     6.250% due 11/19/03 (b)....................        95,625
    235,000   BBB     7.125% due 3/30/28.........................       202,100
     50,000   BBB     Tosco Corp., Notes, 8.125% due 2/15/30.....        50,625
                                                                    -----------
                                                                        348,350
                                                                    -----------

 Pharmaceuticals -- 0.2%
    150,000   A+      Lilly del Mar Inc., Bonds, 7.717% due
                       8/1/29 (b)................................       150,217
                                                                    -----------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Balanced Investments

-------------------------------------------------------------------------------
    Face
   Amount   Rating(a)                   Security                       Value

-------------------------------------------------------------------------------
 Pipelines -- 0.8%
 $   65,000   BBB     Duke Energy Field Services, Bonds, 7.875%
                       due 8/16/10...............................   $    65,406
    195,000   BBB+    Enron Corp., Notes, 8.375% due 5/23/05.....       202,800
     70,000   A-      TransCanada PipeLines Ltd., Debentures,
                       9.875% due 1/1/21.........................        84,787
    190,000   BBB+    Yosemite Securities Trust I, Bonds, 8.250%
                       due 11/15/04 (b)..........................       191,942
                                                                    -----------
                                                                        544,935
                                                                    -----------

 Regional -- 0.5%
     65,000   AA-     Province of New Brunswick, Debentures,
                       9.750% due 5/15/20........................        80,275
     80,000   AA-     Province of Ontario, Bonds, 7.750% due
                       6/4/02....................................        81,200
                      Province of Quebec, Debentures:
     55,000   AAA     7.500% due 7/15/23.........................        55,413
    115,000   A+      7.500% due 9/15/29.........................       117,013
                                                                    -----------
                                                                        333,901
                                                                    -----------

 Sovereign -- 0.2%
    135,000   AA+     Canada Mortgage & Housing Corp., Foreign
                       Government Guaranteed, 7.200% due 2/1/05..       136,012
                                                                    -----------

 Telecommunications -- 0.1%
     45,000   BBB+    Qwest Communications International, Sr.
                       Notes, 7.500% due 11/1/08 (b).............        44,213
     45,000   BBB+    Sprint Capital Corp., Company Guaranteed,
                       6.375% due 5/1/09.........................        41,062
                                                                    -----------
                                                                         85,275
                                                                    -----------

 Transportation -- 0.4%
    320,000   BB+     Windsor Petroleum Transport Corp., Notes,
                       7.840% due 1/15/21 (b)(c).................       278,800
                                                                    -----------
                      TOTAL CORPORATE BONDS & NOTES
                      (Cost -- $5,499,368).......................     5,570,185
                                                                    -----------

 ASSET-BACKED SECURITIES -- 5.9%
    175,000           Americredit Automobile Receivables Trust,
                       6.838% due 7/12/07........................       175,109
    115,000           Arcadia Automobile Receivables Trust,
                       6.550% due 6/15/05........................       114,550
     81,098           Countrywide Home Equity Loan Trust, 6.816%
                       due 3/15/24...............................        80,692
    375,000           Daimler Chrysler Auto Trust, 7.090% due
                       12/6/03...................................       376,584
    155,000           Fannie Mae, 7.125% due 1/15/30.............       160,541
    440,000           Ford Credit Auto Owner Trust, 7.090% due
                       11/17/03..................................       441,811
    550,000           Freddie Mac, 7.000% due 7/15/05............       555,500
    250,017           GS Mortgage Securities Corp., 6.970% due
                       3/20/23 (c)...............................       250,017
    255,000           Husky Terra Nova Finance Ltd., 8.450% due
                       2/1/11 (b)................................       255,765
    210,627           Merrill Lynch Home Equity Loan, 6.800% due
                       9/25/27...................................       209,856
                      Olympic Automobile Receivables Trust:
    360,000           6.250% due 11/15/04........................       358,637
    245,000           6.800% due 2/15/05.........................       244,784
    225,000           Providian Master Trust, 6.731% due
                       12/15/05..................................       225,088
     55,000           Residential Funding Mortgage Securities,
                       7.250% due 10/25/27.......................        53,864
                      UCFC Home Equity Loan:
    155,000           6.755% due 11/15/23........................       151,346
     70,000           6.845% due 1/15/29.........................        68,546
    232,197           Washington Mutual, 6.910% due 6/25/24......       232,197
                                                                    -----------
                      TOTAL ASSET-BACKED SECURITIES
                      (Cost -- $3,936,253).......................     3,954,887
                                                                    -----------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Balanced Investments

-------------------------------------------------------------------------------
    Face
   Amount                            Security                          Value

-------------------------------------------------------------------------------
 MORTGAGE-BACKED SECURITIES -- 14.0%
 $  495,000     Federal Home Loan Mortgage Corp. (FHLMC), Gold,
                 5.750% due 4/15/08 (c)..........................   $   463,201
                Federal National Mortgage Association (FNMA):
     60,000     5.750% due 4/15/03...............................        58,657
    140,000     7.125% due 6/15/10...............................       142,450
    425,000     6.000% due 9/19/15-9/14/30++.....................       402,950
  1,985,000     8.000% due 9/19/15-9/14/30++.....................     2,009,543
    578,156     6.500% due 9/1/24................................       552,498
  2,670,570     7.000% due 10/1/28-10/16/30 (c)++................     2,603,806
     95,000     7.250% due 5/15/30 (c)...........................        99,988
    895,000     7.500% due 9/14/30++.............................       888,842
                Government National Mortgage Association (GNMA):
  1,380,602     7.500% due 1/15/28-10/23/30++....................     1,380,894
    464,864     9.000% due 7/15/30-8/15/30.......................       480,842
    295,000     6.500% due 9/21/30++.............................       283,291
                                                                    -----------
                TOTAL MORTGAGE-BACKED SECURITIES
                (Cost -- $9,361,610).............................     9,366,962
                                                                    -----------
 U.S. TREASURY BILL -- 0.4%
    290,000     U.S. Treasury Bill, due 9/21/00 (Cost --
                 $289,243).......................................       289,243
                                                                    -----------
                SUB-TOTAL INVESTMENTS
                (Cost -- $52,917,838)............................    59,485,518
                                                                    -----------
 REPURCHASE AGREEMENTS -- 11.0%
  5,183,000     J.P. Morgan Securities Inc., 6.600% due 9/1/00;
                 Proceeds at maturity -- $5,183,950; (Fully
                 collateralized by U.S. Treasury Notes & Bonds,
                 4.250% to 13.375% due 3/31/01 to 8/15/26; Market
                 value -- $5,286,753)............................     5,183,000
  2,162,000     Morgan Stanley Dean Witter & Co., 6.580% due
                 9/1/00; Proceeds at maturity -- $2,162,395;
                 (Fully collateralized by U.S. Treasury Notes &
                 Bonds, 4.250% to 5.750% due 3/31/03 to 8/15/10;
                 Market value -- $2,205,240).....................     2,162,000
                                                                    -----------
                TOTAL REPURCHASE AGREEMENTS
                (Cost -- $7,345,000).............................     7,345,000
                                                                    -----------
                TOTAL INVESTMENTS -- 100%
                (Cost -- $60,262,838**)..........................   $66,830,518
                                                                    ===========

------
 + All or a portion of this security is on loan (See Note 11).
 * Non-income producing security.
(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c) All or a portion of this security is segregated for "to-be-announced" trades.
 ++Security is traded on a "to-be-announced" basis.
** Aggregate cost for Federal income tax purposes is substantially the same.

  See page 121 for definitions of ratings and certain security descriptions.
                       See Notes to Financial Statements.

Ratings and Security Descriptions
(unaudited)
Bond Ratings

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "C" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

 AAA      --  Bonds rated "AAA" have the highest rating assigned by Standard &
              Poor's. Capacity to pay interest and repay principal is extremely strong.
 AA       --  Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
 A        --  Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic
              conditions than bonds in higher rated categories.
 BBB      --  Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
 BB, B,   --  Bonds rated BB, B, CCC, CC and C are regarded, on balance, as
 CCC,         predominantly speculative with respect to the issuer's capacity
 CC and C     to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighted by large uncertainties or major risk exposures to adverse conditions.
Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "B," where 1 is the highest and 3 the lowest rating within its generic category.

 Aaa      --  Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
 Aa       --  Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in
              "Aaa" securities.
 A        --  Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
 Baa      --  Bonds rated "Baa" are considered to be medium grade obligations,
              i.e., they are neither highly protected nor poorly secured.
              Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
 Ba       --  Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
 B        --  Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
 NR       --  Indicates that the bond is not rated by Standard & Poor's or
              Moody's.

Short-Term Security Ratings

 VMIG 1   --  Moody's highest rating for issues having demand feature --
              variable-rate demand obligation (VRDO).
 P-1      --  Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
 A-1      --  Standard & Poor's highest commercial paper and VRDO rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

Security Descriptions

 AMBAC  --  AMBAC Indemnity Corporation                  MBIA  --  Municipal Bond Investors Assurance Corporation
 FGIC   --  Financial Guaranty Insurance Company         PCR   --  Pollution Control Revenue
 GO     --  General Obligation                           PSFG  --  Permanent School Fund Guaranty
 ISD    --  Independent School District                  VRDN  --  Variable Rate Demand Note

Statements of Assets and Liabilities
August 31, 2000

                                                      Small          Small
                                                  Capitalization Capitalization
                                                   Value Equity      Growth
                                                   Investments    Investments
-------------------------------------------------------------------------------
ASSETS:
 Investments, at cost............................  $873,251,850  $1,266,090,867
 Repurchase agreements, at cost..................    14,798,000      48,880,000
 Foreign currency, at cost ......................            --              --
 Foreign currency segregated for futures
  contracts, at cost.............................            --              --
                                                   ============  ==============
 Investments, at value...........................  $833,297,428  $1,520,643,716
 Repurchase agreements, at value.................    14,798,000      48,880,000
 Foreign currency, at value......................            --              --
 Foreign currency segregated for futures
  contracts, at value............................            --              --
 Cash............................................        10,760         375,064
 Collateral for securities on loan (Note 11).....    36,538,274     235,359,541
 Receivable for securities sold..................     2,911,713      22,382,587
 Receivable for Fund shares sold.................     1,810,565       7,177,563
 Dividends and interest receivable...............     1,776,157         175,456
 Receivable from broker -- variation margin......        45,675          47,250
 Receivable from manager.........................            --              --
 Receivable for open forward foreign currency
  contracts (Note 6).............................            --              --
 Receivable for open swap contracts..............            --              --
                                                   ------------  --------------
 Total Assets....................................   891,188,572   1,835,041,177
                                                   ------------  --------------
LIABILITIES:
 Payable for securities on loan (Note 11)........    36,538,274     235,359,541
 Payable for securities purchased................     1,149,394      23,375,809
 Payable for Fund shares purchased...............       424,095       2,919,839
 Management fees payable.........................       345,674         748,462
 Administration fees payable.....................       142,609         207,653
 Payable for open forward foreign currency
  contracts (Note 6).............................            --              --
 Payable to broker -- variation margin...........            --              --
 Payable to bank.................................            --              --
 Payable to bank, foreign currency (Cost --
   $1,338,316)...................................            --              --
 Accrued expenses................................       232,256         373,373
                                                   ------------  --------------
 Total Liabilities...............................    38,832,302     262,984,677
                                                   ------------  --------------
Total Net Assets.................................  $852,356,270  $1,572,056,500
                                                   ============  ==============
NET ASSETS:
 Par value of shares of beneficial interest......  $     79,504  $       64,528
 Capital paid in excess of par value.............   882,901,032   1,006,843,546
 Undistributed (overdistributed) net investment
  income.........................................    10,953,868          38,867
 Accumulated net realized gain (loss) on security
  transactions, futures contracts and foreign
  currencies.....................................    (1,995,437)    310,437,160
 Net unrealized appreciation (depreciation) of
  investments, futures contracts and foreign
  currencies.....................................   (39,582,697)    254,672,399
                                                   ------------  --------------
Total Net Assets.................................  $852,356,270  $1,572,056,500
                                                   ============  ==============
Shares Outstanding...............................    79,504,025      64,528,190
                                                   ============  ==============
Net Asset Value..................................        $10.72          $24.36
                                                   ============  ==============

                       See Notes to Financial Statements.

                          Emerging
 International            Markets                 International
     Equity                Equity                 Fixed Income                Balanced
  Investments           Investments                Investments               Investments
----------------------------------------------------------------------------------------
 $1,316,896,477         $268,368,807              $229,636,572               $52,917,838
     66,100,000            9,000,000                 4,200,000                 7,345,000
             --            3,363,761                 5,098,220                        --
      2,032,728                   --                        --                        --
 ==============         ============              ============               ===========
 $1,498,035,821         $293,268,591              $217,044,231               $59,485,518
     66,100,000            9,000,000                 4,200,000                 7,345,000
             --            3,370,281                 5,066,855                        --
      4,316,855                   --                        --                        --
      1,393,164                   --                     5,977                     7,308
    117,189,023              939,500                35,019,500                 2,496,550
     13,281,005            2,181,905                 7,237,790                 6,056,477
      2,829,535              819,286                   590,167                     1,695
      2,657,270              428,718                 5,378,013                   290,883
        667,767                   --                        --                        --
             --                   --                        --                    68,579
      2,388,825                4,446                 1,391,979                        --
             --               12,143                        --                        --
 --------------         ------------              ------------               -----------
  1,708,859,265          310,024,870               275,934,512                75,752,010
 --------------         ------------              ------------               -----------
    117,189,023              939,500                35,019,500                 2,496,550
     13,092,622              887,369                 3,320,333                14,377,130
      2,667,719              146,402                    95,730                    25,853
        830,687              305,821                    93,791                        --
        266,011               51,415                    35,552                        --
      3,261,736              247,415                 1,663,929                        --
             --              174,100                        --                        --
             --            1,856,813                        --                        --
      2,027,516                   --                        --                        --
        496,001              349,843                   139,670                    42,650
 --------------         ------------              ------------               -----------
    139,831,315            4,958,678                40,368,505                16,942,183
 --------------         ------------              ------------               -----------
 $1,569,027,950         $305,066,192              $235,566,007               $58,809,827
 ==============         ============              ============               ===========
 $      116,211         $     41,514              $     32,541               $     5,260
  1,101,643,165          367,430,007               264,626,515                47,888,394
     (1,587,716)            (142,940)               (9,433,934)                  540,767
    286,506,837          (86,753,871)               (6,562,203)                3,807,726
    182,349,453           24,491,482               (13,096,912)                6,567,680
 --------------         ------------              ------------               -----------
 $1,569,027,950         $305,066,192              $235,566,007               $58,809,827
 ==============         ============              ============               ===========
    116,211,350           41,514,430                32,541,148                 5,260,263
 ==============         ============              ============               ===========
         $13.50                $7.35                     $7.24                    $11.18
 ==============         ============              ============               ===========

                       See Notes to Financial Statements.

Statements of Operations
For the Year Ended August 31, 2000

                                                       Small          Small
                                                   Capitalization Capitalization
                                                    Value Equity      Growth
                                                    Investments    Investments
--------------------------------------------------------------------------------
INVESTMENT INCOME:
 Interest........................................   $ 1,549,196    $  4,122,281
 Dividends.......................................    21,280,020       2,708,331
 Less: Foreign withholding tax...................          (600)         (2,558)
                                                    -----------    ------------
 Total Investment Income.........................    22,828,616       6,828,054
                                                    -----------    ------------
EXPENSES:
 Management fees (Note 2)........................     4,199,206       8,804,328
 Administration fees (Note 2)....................     1,513,068       2,862,089
 Shareholder and system servicing fees...........       902,000       1,935,000
 Custody ........................................        80,000         185,000
 Registration fees ..............................        54,000          55,000
 Shareholder communications .....................        35,000          55,500
 Audit and legal ................................        32,000          31,720
 Trustees' fees..................................        14,000          27,000
 Pricing service fees............................            --              --
 Other...........................................        10,000          12,000
                                                    -----------    ------------
 Total Expenses..................................     6,839,274      13,967,637
 Less: Management and administration fee waiver
  (Note 2).......................................            --              --
                                                    -----------    ------------
 Net Expenses....................................     6,839,274      13,967,637
                                                    -----------    ------------
Net Investment Income (Loss).....................    15,989,342      (7,139,583)
                                                    -----------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS AND FOREIGN
CURRENCIES (NOTES 3, 4 AND 6):
 Realized Gain (Loss) From:
 Security transactions (excluding short-term
  securities)....................................     2,402,326     339,542,814
 Futures contracts...............................    (1,506,924)      1,689,763
 Foreign currency transactions...................            --              --
                                                    -----------    ------------
 Net Realized Gain (Loss)........................       895,402     341,232,577
                                                    -----------    ------------
 Change in Net Unrealized Appreciation
 (Depreciation) of Investments, Futures Contracts
 and Foreign Currencies:
  Beginning of year..............................   (67,069,724)     45,894,375
  End of year....................................   (39,582,697)    254,672,399
                                                    -----------    ------------
 Change in Net Unrealized Appreciation
  (Depreciation).................................    27,487,027     208,778,024
                                                    -----------    ------------
Net Gain (Loss) on Investments, Futures Contracts
 and Foreign Currencies..........................    28,382,429     550,010,601
                                                    -----------    ------------
Increase (Decrease) in Net Assets From
 Operations......................................   $44,371,771    $542,871,018
                                                    ===========    ============

                       See Notes to Financial Statements.

                         Emerging
 International           Markets                 International
    Equity                Equity                 Fixed Income                Balanced
  Investments          Investments                Investments               Investments
---------------------------------------------------------------------------------------
 $  4,630,880          $    516,437              $ 13,920,958               $2,020,344
   22,214,119             3,902,888                        --                  452,180
   (2,549,778)             (501,052)                 (108,525)                    (877)
 ------------          ------------              ------------               ----------
   24,295,221             3,918,273                13,812,433                2,471,647
 ------------          ------------              ------------               ----------
    9,305,764             2,491,540                 1,219,508                  400,180
    3,299,702               553,676                   485,469                  137,760
    1,581,600               612,005                   371,500                  151,700
      899,000               768,145                   192,000                   25,300
       50,000                35,000                    50,000                   25,000
       66,300                22,000                    20,000                    4,000
       32,000                32,000                    32,000                   31,991
       30,000                 7,500                     6,500                    3,800
      140,000                39,000                     5,000                    9,500
       20,000                 9,374                     2,500                    5,000
 ------------          ------------              ------------               ----------
   15,424,366             4,570,240                 2,384,477                  794,231
           --                    --                        --                 (106,924)
 ------------          ------------              ------------               ----------
   15,424,366             4,570,240                 2,384,477                  687,307
 ------------          ------------              ------------               ----------
    8,870,855              (651,967)               11,427,956                1,784,340
 ------------          ------------              ------------               ----------
  319,783,079            47,928,375               (16,421,139)               3,934,851
    2,047,278              (328,710)                       --                       --
   (7,825,756)           (1,487,826)               (1,289,073)                      --
 ------------          ------------              ------------               ----------
  314,004,601            46,111,839               (17,710,212)               3,934,851
 ------------          ------------              ------------               ----------
  228,495,210            54,298,305                (3,782,994)               3,001,944
  182,349,453            24,491,482               (13,096,912)               6,567,680
 ------------          ------------              ------------               ----------
  (46,145,757)          (29,806,823)               (9,313,918)               3,565,736
 ------------          ------------              ------------               ----------
  267,858,844            16,305,016               (27,024,130)               7,500,587
 ------------          ------------              ------------               ----------
 $276,729,699          $ 15,653,049              $(15,596,174)              $9,284,927
 ============          ============              ============               ==========

                       See Notes to Financial Statements.

Statements of Changes in Net Assets
For the Year Ended August 31, 2000

                                                    Small           Small
                                                Capitalization  Capitalization
                                                 Value Equity       Growth
                                                 Investments     Investments
-------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss).................  $  15,989,342   $   (7,139,583)
 Net realized gain (loss).....................        895,402      341,232,577
 Change in net unrealized appreciation
  (depreciation)..............................     27,487,027      208,778,024
                                                -------------   --------------
 Increase (Decrease) in Net Assets From
  Operations..................................     44,371,771      542,871,018
                                                -------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income........................    (11,434,061)              --
 Net realized gains...........................    (13,216,365)    (126,863,990)
 Capital......................................             --               --
                                                -------------   --------------
 Decrease in Net Assets From Distributions to
  Shareholders................................    (24,650,426)    (126,863,990)
                                                -------------   --------------
FUND SHARE TRANSACTIONS (NOTE 13):
 Net proceeds from sale of shares.............    393,746,759      767,942,532
 Net asset value of shares issued for
  reinvestment of dividends...................     24,343,197      125,799,117
 Cost of shares reacquired ...................   (329,419,128)    (847,067,721)
                                                -------------   --------------
 Increase (Decrease) in Net Assets From Fund
  Share Transactions..........................     88,670,828       46,673,928
                                                -------------   --------------
Increase (Decrease) in Net Assets.............    108,392,173      462,680,956
NET ASSETS:
 Beginning of year............................    743,964,097    1,109,375,544
                                                -------------   --------------
 End of year*.................................  $ 852,356,270   $1,572,056,500
                                                =============   ==============
* Includes undistributed (overdistributed) net
  investment income of:.......................    $10,953,868          $38,867
                                                =============   ==============

                       See Notes to Financial Statements.

                         Emerging
 International           Markets               International
     Equity               Equity               Fixed Income               Balanced
  Investments          Investments              Investments             Investments
-------------------------------------------------------------------------------------
 $    8,870,855        $   (651,967)           $ 11,427,956             $  1,784,340
    314,004,601          46,111,839             (17,710,212)               3,934,851
    (46,145,757)        (29,806,823)             (9,313,918)               3,565,736
 --------------        ------------            ------------             ------------
    276,729,699          15,653,049             (15,596,174)               9,284,927
 --------------        ------------            ------------             ------------
    (12,669,393)         (1,264,598)             (1,966,695)              (1,518,410)
   (127,919,361)                 --                      --               (9,419,182)
             --                  --              (9,890,447)                      --
 --------------        ------------            ------------             ------------
   (140,588,754)         (1,264,598)            (11,857,142)             (10,937,592)
 --------------        ------------            ------------             ------------
  1,449,337,154         202,690,130              92,243,417               24,673,799
    139,035,729           1,253,787              11,547,158               10,908,492
 (1,540,955,012)       (230,891,689)            (77,025,006)             (49,985,520)
 --------------        ------------            ------------             ------------
     47,417,871         (26,947,772)             26,765,569              (14,403,229)
 --------------        ------------            ------------             ------------
    183,558,816         (12,559,321)               (687,747)             (16,055,894)
  1,385,469,134         317,625,513             236,253,754               74,865,721
 --------------        ------------            ------------             ------------
 $1,569,027,950        $305,066,192            $235,566,007             $ 58,809,827
 ==============        ============            ============             ============
    $(1,587,716)          $(142,940)            $(9,433,934)                $540,767
 ==============        ============            ============             ============

                       See Notes to Financial Statements.

Statements of Changes in Net Assets
For the Year Ended August 31, 1999

                                                    Small           Small
                                                Capitalization  Capitalization
                                                 Value Equity       Growth
                                                 Investments     Investments
-------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss).................  $  13,018,362   $   (4,259,675)
 Net realized gain (loss).....................      8,227,514      110,801,347
 Change in net unrealized appreciation
  (depreciation)..............................     74,328,727      263,557,739
                                                -------------   --------------
 Increase in Net Assets From Operations.......     95,574,603      370,099,411
                                                -------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income........................    (13,030,887)              --
 Net realized gains...........................   (117,115,012)     (33,622,731)
 Capital .....................................             --               --
                                                -------------   --------------
 Decrease in Net Assets From
  Distributions to Shareholders...............   (130,145,899)     (33,622,731)
                                                -------------   --------------
FUND SHARE TRANSACTIONS (NOTE 13):
 Net proceeds from sale of shares.............    254,966,829      374,207,710
 Net asset value of shares issued for
  reinvestment of dividends...................    128,710,339       33,406,703
 Cost of shares reacquired....................   (345,481,496)    (493,225,800)
                                                -------------   --------------
 Increase (Decrease) in Net Assets From Fund
  Share Transactions..........................     38,195,672      (85,611,387)
                                                -------------   --------------
Increase in Net Assets........................      3,624,376      250,865,293
NET ASSETS:
 Beginning of year............................    740,339,721      858,510,251
                                                -------------   --------------
 End of year*.................................  $ 743,964,097   $1,109,375,544
                                                =============   ==============
* Includes undistributed (overdistributed) net
  investment income of:.......................     $7,701,051          $26,508
                                                =============   ==============

                       See Notes to Financial Statements.

                         Emerging
 International            Markets               International
    Equity                Equity                Fixed Income               Balanced
  Investments           Investments              Investments             Investments
--------------------------------------------------------------------------------------
$    13,054,261        $   2,277,286            $ 11,388,805             $  1,592,843
    114,383,017          (49,440,840)             (2,103,188)              10,166,423
    168,341,488          164,616,452              (7,190,841)                 892,481
---------------        -------------            ------------             ------------
    295,778,766          117,452,898               2,094,776               12,651,747
---------------        -------------            ------------             ------------
    (17,799,556)          (2,193,397)             (7,975,035)              (1,864,163)
    (69,094,047)                  --              (3,599,905)              (7,093,352)
             --                   --                 (28,247)                      --
---------------        -------------            ------------             ------------
    (86,893,603)          (2,193,397)            (11,603,187)              (8,957,515)
---------------        -------------            ------------             ------------
    782,939,276          189,783,469             106,412,056               34,336,221
     86,017,381            2,174,644              11,310,781                8,942,096
 (1,023,559,456)        (220,118,029)            (64,028,598)             (40,576,739)
---------------        -------------            ------------             ------------
   (154,602,799)         (28,159,916)             53,694,239                2,701,578
---------------        -------------            ------------             ------------
     54,282,364           87,099,585              44,185,828                6,395,810
  1,331,186,770          230,525,928             192,067,926               68,469,911
---------------        -------------            ------------             ------------
$ 1,385,469,134        $ 317,625,513            $236,253,754             $ 74,865,721
===============        =============            ============             ============
    $(4,732,266)            $620,781             $(7,747,186)                $278,373
===============        =============            ============             ============

                       See Notes to Financial Statements.

Notes to Financial Statements
1. Significant Accounting Policies

Small Capitalization Value Equity Investments, Small Capitalization Growth In-vestments, International Equity Investments, Emerging Markets Equity Invest-ments, International Fixed Income Investments and Balanced Investments ("Port-folios") are separate investment portfolios of the Consulting Group Capital Markets Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund offers eleven other portfolios:
Large Capitalization Value Equity Investments, Large Capitalization Growth In-vestments, S&P 500 Index Investments, Intermediate Fixed Income Investments, Long-Term Bond Investments, Municipal Bond Investments, Mortgage Backed Invest-ments, High Yield Investments, Multi-Sector Fixed Income Investments, Govern-ment Money Investments and Multi-Strategy Market Neutral Investments. The fi-nancial statements and financial highlights for these other portfolios are pre-sented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, if there were no sales during the day, at current quoted bid price; except for Government Money Investments, which values investments using the amortized cost method; securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant occurrence subsequent to the time a value was so established is likely to have significantly changed the value then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees; securities traded in the over-the-counter market are valued on the basis of the bid price at the close of business on each day; certain debt securities of U.S. issuers (other than U.S. government securities and short-term investments) are valued at the mean between the quoted bid and ask prices; U.S. government agencies and obli-gations are valued at the mean between the bid and ask prices; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus am-ortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date except that foreign dividends are recorded on the ex-divi-dend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; and interest income is recorded on an accrual basis; (e) gains or losses on the sale of se-curities are calculated by using the specific identification method; (f) divi-dends and distributions to shareholders are recorded on the ex-dividend date;
(g) the accounting records of the Fund are maintained in U.S. dollars. All as-sets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and ex-penses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custo-dian bank; (h) each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At August 31, 2000, reclassifications were made to the capital accounts of Small Capitalization Value Equity Investments, Small Capitalization Growth Invest-ments, International Equity Investments, Emerging Markets Equity Investments and Balanced Investments to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. According-ly, a portion of paid-in capital amounting to $1,063,545 was reclassified to accumulated net realized gain for Small Capitalization Growth Investments. In addition, a portion of overdistributed net investment income amounting to $977,140 was reclassified to paid-in capital for Emerging Markets Equity In-vestments. Net investment income, net realized gains and net assets were not affected by this adjustment; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic en-vironment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, certain Portfolios may from time to time enter into futures con-tracts in order to hedge market risk. Also, certain Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference be-tween the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are set-tled.

Notes to Financial Statements
(continued)

2. Investment Advisory Agreement, Administration Agreement and Other
Transactions

The Fund has entered into an investment management agreement ("Management Agreement") with SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"). The Consulting Group ("Manager"), a division of SSBC provides investment evaluation services with respect to the investment ad-visors of the Fund. SSBC has entered into a sub-advisory agreement with each sub- advisor selected for the Portfolios (collectively, "Sub-Advisors").

Under the Management Agreement, each Portfolio pays SSBC a fee, calculated daily and paid monthly, based on the rates applied to the value of each Portfo-lio's average daily net assets. In addition, SSBC pays each Sub-Advisor, based on the rates applied to each respective Portfolio's average daily net assets on a monthly basis.

Indicated below for each Portfolio is the applicable maximum allowable manage-ment fee, actual management fee incurred, sub-advisory fee and the sub-advisor. The maximum allowable management fee represents the total amount that could be charged to the Portfolio while the actual management fee is what the Portfolio incurred during the reporting period. The actual management fee could fluctuate from year to year if sub-advisors are added or terminated in a particular Portfolio.

                                                                            Actual      Maximum
                                                                   Sub-   Management   Allowable
                                                                  Advisor    Fee         Annual
Portfolio                              Sub-Advisor                  Fee    Incurred  Management Fee
---------------------------------------------------------------------------------------------------
Small Capitalization
 Value Equity
 Investments                                                                 0.56%        0.80%
                         NFJ Investment Group
                         on the first $450 million                 0.50%
                         on the amount over $450 million           0.45
                         Mellon Capital Management Corp.           0.06

Small Capitalization
 Growth Investments                                                          0.62         0.80
                         Wall Street Associates                    0.50
                         Mellon Capital Management Corp.           0.06
                         Westpeak Investment Advisors, L.P.        0.50
                         Kern Capital Management LLC               0.50
                         Westfield Capital Management Co., Inc.    0.50

International Equity
 Investments                                                                 0.57         0.70
                         Oechsle International Advisors, LLC       0.40
                         Scudder Kemper Investments, Inc.
                         on the first $300 million                 0.45
                         on the amount over $300 million           0.40

                         State Street Global Advisors              0.06

Emerging Markets Equity
 Investments                                                                 0.90         0.90
                         Foreign & Colonial Emerging Markets Ltd.  0.60
                         State Street Global Advisors              0.60
                         Baring Asset Management, Inc.             0.60

International Fixed
 Income Investments                                                          0.50         0.50
                         Julius Baer Investment Management Inc.    0.25

Balanced Investments                                                         0.58         0.60
                         Laurel Capital Advisors, LLP              0.30
                         Seix Investment Advisors, Inc.            0.25

For the year ended August 31, 2000, SSBC waived $79,542 of its management fee for Balanced Investments.

Notes to Financial Statements
(continued)

SSBC also acts as the Fund's administrator for which each Portfolio pays a fee calculated at an annual rate of 0.20% of the average daily net assets of each respective Portfolio. This fee is calculated daily and paid monthly. For the year ended August 31, 2000, SSBC waived $27,382 of its administration fee for Balanced Investments.

Citi Fiduciary Trust Company ("CFTC"), formerly known as Smith Barney Private Trust Company, another subsidiary of Citigroup, acts as the Portfolios' trans-fer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolios' sub-transfer agent. CFTC receives account fees and asset-based fees that vary ac-cording to the account size and type of account. PFPC is responsible for share-holder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the year ended August 31, 2000, the Portfolios paid trans-fer agent fees totaling $3,222,782 to CFTC.

For the year ended August 31, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH and its affiliates, received brokerage commissions of $42,265.

All officers and one Trustee of the Fund are employees of SSB.

3. Investments

During the year ended August 31, 2000, the aggregate cost of purchases and pro-ceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Portfolio                                           Purchases        Sales
-------------------------------------------------------------------------------
Small Capitalization Value Equity Investments.... $  603,031,556 $  530,515,742
Small Capitalization Growth Investments..........  1,503,009,921  1,626,162,687
International Equity Investments.................  1,160,822,993  1,285,949,901
Emerging Markets Equity Investments..............    292,181,816    323,963,548
International Fixed Income Investments...........    532,206,747    513,035,618
Balanced Investments.............................    207,677,569    230,162,808

At August 31, 2000, the aggregate gross unrealized appreciation and deprecia-tion of investments for Federal income tax purposes were substantially as fol-lows:

                                                                Net Unrealized
                                                                 Appreciation
Portfolio                           Appreciation Depreciation   (Depreciation)
------------------------------------------------------------------------------
Small Capitalization Value Equity
 Investments....................... $ 72,524,427 $(112,478,849)  $(39,954,422)
Small Capitalization Growth
 Investments.......................  403,062,844  (148,509,995)   254,552,849
International Equity Investments...  282,005,708  (100,866,364)   181,139,344
Emerging Markets Equity
 Investments.......................   47,229,065   (22,329,281)    24,899,784
International Fixed Income
 Investments.......................    1,680,929   (14,273,270)   (12,592,341)
Balanced Investments...............    7,983,811    (1,416,131)     6,567,680

4. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recog-nized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also seg-regated up to the current market value of the futures contract. During the pe-riod the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily ba-sis to reflect the market value of the contract at the end of each day's trad-ing. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

Notes to Financial Statements
(continued)

The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At August 31, 2000, Small Capitalization Value Equity Investments, Small Capi-talization Growth Investments, International Equity Investments and Emerging Markets Equity Investments had the following open futures contracts:

Small Capitalization Value Equity Investments

                            # of                  Basis      Market    Unrealized
Purchased Contracts       Contracts Expiration    Value       Value       Gain
----------------------------------------------------------------------------------
Russell 2000............      29       9/00    $ 7,415,500 $ 7,787,225  $ 371,725

Small Capitalization Growth Investments

                            # of                  Basis      Market    Unrealized
Purchased Contracts       Contracts Expiration    Value       Value       Gain
----------------------------------------------------------------------------------
Russell 2000............      30       9/00    $ 7,936,200 $ 8,055,750  $ 119,550

International Equity Investments

                            # of                  Basis      Market    Unrealized
Purchased Contracts       Contracts Expiration    Value       Value    Gain (Loss)
----------------------------------------------------------------------------------
Australian ALL
 Ordinaries.............       4       9/00    $   193,678 $   190,268  $  (3,410)
Deutsche Terminboerse
 DAX....................      53       9/00      8,527,198   8,552,717     25,519
IBEX 35 PLUS............      21       9/00      2,099,383   2,032,261    (67,122)
London Financial Times
 Stock Exchange 100.....     157       9/00     14,697,699  15,277,622    579,923
Marche A Terme
 International de France
 Cac 40.................      20       9/00      1,178,673   1,179,482        809
MIB 30..................       6       9/00      1,257,322   1,279,800     22,478
Osaka Securities
 Exchange Nikkei 300....     281       9/00      7,742,234   7,857,669    115,435
Hang Seng Index Future..       2       9/00        227,238     220,019     (7,219)
OMXCAP Index Future.....       8       9/00        104,530     105,884      1,354
                                                                        ---------
Total                                                                   $ 667,767
                                                                        =========

Emerging Markets Equity Investments

                            # of                  Basis      Market    Unrealized
Purchased Contracts       Contracts Expiration    Value       Value       Loss
----------------------------------------------------------------------------------
Taiwan MSCI.............      62       9/00    $ 2,252,960 $ 2,078,860  $(174,100)

5. Foreign Securities

International Equity Investments, Emerging Markets Equity Investments and In-ternational Fixed Income Investments invest in foreign securities which may in-volve risks not present in domestic investments. Since securities may be denom-inated in a foreign currency and may require settlement in foreign currencies and pay interest and/or a dividend in foreign currencies, changes in the rela-tionship of these foreign currencies to the U.S. dollar can significantly af-fect the value of the investments and earnings of the Portfolios. Foreign in-vestments may also subject the Portfolios to foreign government exchange re-strictions, expropriation, taxation or other political, social or economic de-velopments, all of which could affect the market and/or credit risk of the in-vestments.

Notes to Financial Statements
(continued)

6. Forward Foreign Currency Contracts

At August 31, 2000, International Equity Investments, Emerging Markets Equity Investments and International Fixed Income Investments had the following open forward foreign currency contracts. The Portfolios bear the market risk that arises from changes in foreign currency exchange rates. The unrealized gain
(loss) on the contracts reflected in the accompanying financial statements were as follows:

International Equity Investments

                         Local          Market        Settlement     Unrealized
 Foreign Currency      Currency          Value           Date        Gain (Loss)
------------------    -----------     -----------     ----------     -----------
To Sell:
 Australian Dollar        600,000     $   346,693       9/5/00        $  (3,794)
 Australian Dollar        600,000         346,693       9/5/00           (1,693)
 Australian Dollar         85,191          49,225       9/5/00             (561)
 Australian Dollar        187,791         108,510       9/5/00             (849)
 British Pound          2,300,000       3,346,762       9/5/00          108,757
 British Pound          2,100,000       3,055,739       9/5/00          123,031
 British Pound          6,000,000       8,730,684       9/5/00          376,776
 British Pound          8,364,000      12,170,573       9/5/00          (30,227)
 British Pound            830,768       1,208,862       9/5/00              585
 Euro                     423,752         376,779       9/1/00            2,280
 Euro                       6,754           6,605       9/1/00               22
 Euro                   3,500,000       3,112,672       9/5/00          180,478
 Euro                   8,800,000       7,826,147       9/5/00          494,253
 Euro                   4,800,000       4,268,807       9/5/00          305,592
 Euro                   5,000,000       4,446,674       9/5/00          273,725
 Euro                   6,300,000       5,602,810       9/5/00          123,259
 Euro                   4,838,000       4,302,602       9/5/00           10,474
 Euro                     605,234         538,256       9/5/00            1,839
 Euro                   2,345,604       2,086,028       9/5/00           (2,896)
 Euro                      93,098          82,796       9/5/00             (338)
 Euro                       5,158           4,592      9/29/00               76
 Euro                       1,042             928      9/29/00               11
 Euro                       3,291           2,931      9/29/00               10
 Japanese Yen         487,000,000       4,570,672       9/5/00           94,972
 Japanese Yen         481,000,000       4,514,360       9/5/00           83,231
 Japanese Yen         600,000,000       5,631,218       9/5/00         (101,901)
 Japanese Yen         899,481,000       8,441,956       9/5/00           14,752
                                                                      ---------
                                                                      2,051,864
                                                                      ---------

Notes to Financial Statements
(continued)

                              Local        Market      Settlement   Unrealized
Foreign Currency            Currency        Value         Date      Gain (Loss)
------------------------   -----------   -----------   ----------   -----------
To Buy:
 Australian Dollar             600,000   $   346,839     9/5/00     $     2,245
 Australian Dollar             600,000       346,839    12/5/00           3,819
 British Pound                 611,804       890,184     9/1/00         (16,457)
 British Pound               2,864,000     4,167,446     9/5/00        (117,097)
 British Pound               1,100,000     1,600,625     9/5/00         (76,654)
 British Pound               1,300,000     1,891,648     9/5/00         (72,651)
 British Pound               4,000,000     5,820,456     9/5/00        (197,543)
 British Pound               1,600,000     2,328,182     9/5/00         (97,257)
 British Pound                 800,000     1,164,091     9/5/00         (37,989)
 British Pound               7,100,000    10,331,309     9/5/00        (355,965)
 British Pound               8,364,000    12,186,511    12/5/00          29,772
 Canadian Dollar             2,167,199     1,469,761     9/5/00           2,563
 Euro                          393,176       349,592     9/1/00            (963)
 Euro                          258,000       229,448     9/5/00         (12,313)
 Euro                        8,380,000     7,452,626     9/5/00        (626,950)
 Euro                        4,700,000     4,179,874     9/5/00        (321,903)
 Euro                        5,000,000     4,446,674     9/5/00        (316,975)
 Euro                        1,400,000     1,245,068     9/5/00         (88,711)
 Euro                        5,200,000     4,624,541     9/5/00        (250,978)
 Euro                        6,100,000     5,424,943     9/5/00        (245,006)
 Euro                        2,200,000     1,956,536     9/5/00         (88,363)
 Euro                          434,241       386,671    9/29/00          (6,295)
 Euro                          162,195       144,427    9/29/00            (875)
 Euro                          394,445       351,235    9/29/00          (1,588)
 Euro                          623,473       555,173    9/29/00          (2,087)
 Euro                           90,564        80,643    9/29/00             329
 Euro                        4,838,000     4,322,023    12/5/00         (11,277)
 Hong Kong Dollar            3,741,294       479,745     9/4/00             (48)
 Japanese Yen               28,734,704       269,501     9/1/00            (254)
 Japanese Yen              426,000,000     3,995,431     9/1/00          (4,568)
 Japanese Yen              622,481,000     5,842,210     9/5/00          13,737
 Japanese Yen              358,000,000     3,359,960     9/5/00         (39,559)
 Japanese Yen              290,000,000     2,721,755     9/5/00         (94,325)
 Japanese Yen              320,000,000     3,003,316     9/5/00         (20,115)
 Japanese Yen              170,000,000     1,595,511     9/5/00           1,961
 Japanese Yen              707,000,000     6,635,452     9/5/00         140,276
 Japanese Yen              899,481,000     8,576,319    12/5/00         (14,711)
                                                                    -----------
                                                                     (2,924,775)
                                                                    -----------
Total Unrealized Loss on
 Open Forward Foreign
 Currency Contracts                                                 $  (872,911)
                                                                    ===========

Notes to Financial Statements
(continued)

Emerging Markets Equity Investments

                                        Local       Market    Settlement Unrealized
Foreign Currency                      Currency       Value       Date    Gain (Loss)
----------------------------------  ------------- ----------- ---------- -----------
To Sell:
 Brazilian Real                         1,264,000 $   680,118  11/17/00  $     1,393
 Hong Kong Dollar                       4,625,000     593,500  11/17/00          286
 Korean Won                           783,516,000     704,031  11/17/00       (3,337)
 South African Rand                     3,221,000     458,115  11/17/00        2,621
                                                                         -----------
                                                                                 963
                                                                         -----------
To Buy:
 Euro                                   4,824,000   4,290,152    9/5/00     (190,717)
 Greek Drachma                        687,828,000   1,805,835  11/17/00      (53,361)
 Indonesian Rupiah                  4,151,070,000     492,972  11/17/00          146
                                                                         -----------
                                                                            (243,932)
                                                                         -----------
Total Unrealized Loss on Open
 Forward Foreign Currency
 Contracts                                                               $  (242,969)
                                                                         ===========

International Fixed Income Investments

                                        Local       Market    Settlement Unrealized
Forward Foreign Currency Contracts    Currency       Value       Date    Gain (Loss)
----------------------------------  ------------- ----------- ---------- -----------
To Sell:
 Euro                                  13,233,060 $11,806,801   11/7/00  $   211,199
                                                                         -----------
Forward Foreign Cross
 Currency Contracts*                      Market Value
----------------------------------  -------------------------
                                    British Pound    Euro
                                    ------------- -----------
To Buy:
 British Pound vs. Euro             $  10,658,761 $10,382,566  10/19/00      276,195
                                      Canadian
                                       Dollar        Euro
                                    ------------- -----------
 Canadian Dollar vs. Euro           $  11,495,782 $10,863,018    9/7/00      632,765
                                        4,855,357   4,733,258    9/7/00      122,100
                                        7,135,524   6,985,803    9/7/00      149,720
                                                   Canadian
                                        Euro        Dollar
                                    ------------- -----------
 Euro vs. Canadian Dollar           $  21,831,057 $23,486,663    9/7/00   (1,655,606)
                                                   Norwegian
                                        Euro         Krone
                                    ------------- -----------
 Euro vs. Norwegian Krone           $   5,840,334 $ 5,848,657    9/5/00       (8,323)
                                                                         -----------
                                                                            (483,149)
                                                                         -----------
Net Unrealized Loss on Open
 Forward Foreign & Cross
 Currency Contracts                                                      $  (271,950)
                                                                         ===========
*Local Currency on Cross
 Currency Forwards                       Buy         Sell
----------------------------------  ------------- -----------
 Buy British Pound vs. Euro         $   7,320,000 $11,647,705
 Buy Canadian Dollar vs. Euro          16,950,000  12,213,487
 Buy Canadian Dollars vs. Euro          7,159,000   5,321,687
 Buy Canadian Dollar vs. Euro          10,521,000   7,854,265
 Buy Euro vs. Canadian Dollar          24,545,052  34,630,000
 Buy Euro vs. Norwegian Krone           6,567,081  53,075,343

Notes to Financial Statements
(continued)

7. Repurchase Agreements

The Portfolios purchase (and their custodian takes possession of) U.S. govern-ment securities from banks and securities dealers subject to agreements to re-sell the securities to the sellers at a future date (generally, the next busi-ness day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value (plus accrued interest) of the col-lateral in amounts at least equal to the repurchase price.

8. Capital Loss Carryforward

At August 31, 2000, Emerging Markets Equity Investments and International Fixed Income Investments had, for Federal income tax purposes, approximately the fol-lowing unused capital loss carryforwards available to offset future capital gains expiring on August 31 of the years below:

Portfolio                                      Total       2007        2008
------------------------------------------------------------------------------
Emerging Markets Equity Investments........ $83,792,000 $83,792,000        --
International Fixed Income Investments.....   1,461,000         --  $1,461,000

To the extent that these capital carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

9. Securities Traded on a To-Be-Announced Basis

The Portfolios may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particu-larly the face amount and maturity date in GNMA transactions. Securities pur-chased on a TBA basis are not settled until they are delivered to the Fund nor-mally 15 to 45 days later. These transactions are subject to market fluctua-tions and their current value is determined in the same manner as for other se-curities.

At August 31, 2000, Balanced Investments had purchased seven TBA securities with a total cost of $7,077,882.

10. Short Sales of Securities

A short sale is a transaction in which a Portfolio sells securities it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To complete a short sale, the Portfolio may arrange through a bro-ker to borrow the securities to be delivered to the buyer. The proceeds re-ceived by the Portfolio for the short sale are retained by the broker until the Portfolio replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Portfolio becomes obligated to replace the securi-ties borrowed at their market price at the time of replacement, whatever that price may be.

At August 31, 2000, the Portfolios did not have any open short sale transac-tions.

11. Lending of Portfolio Securities

The Portfolios have an agreement with the custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded in interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount equal to the current market value of the loaned securities, plus a margin depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account.

Notes to Financial Statements
(continued)

At August 31, 2000, the Portfolios listed below had securities on loan. The market value for the securities on loan was as follows:

Portfolio                                                             Value
-------------------------------------------------------------------------------
Small Capitalization Value Equity Investments..................... $ 34,199,148
Small Capitalization Growth Investments...........................  232,793,978
International Equity Investments..................................  111,260,347
Emerging Markets Equity Investments...............................      926,807
International Fixed Income Investments............................   33,146,637
Balanced Investments .............................................    2,483,234

At August 31, 2000, Small Capitalization Value Equity Investments, Small Capi-talization Growth Investments, International Equity Investments, Emerging Mar-kets Equity Investments, International Fixed Income Investments and Balanced Investments received cash collateral which was invested as follows:

Small Capitalization Value Equity Investments

Security Description                                                   Value
-------------------------------------------------------------------------------
Time Deposits:
 Bank Brussels Lambert, 6.670% due 9/1/00.......................... $ 3,707,709
 Barclays Bank PLC, 6.630% due 9/1/00..............................   4,861,124
 Barclays de Zoete, 6.660% due 9/1/00..............................   4,674,937
 Chase Bank, 6.690% due 9/1/00.....................................   4,674,937
 Wells Fargo Bank, 6.660% due 9/1/00...............................  12,286,754
Floating Rate Notes:
 Bear Stearns Co., 6.650% due 8/10/01..............................   4,647,260
 First Union National Bank, 6.510% due 5/21/01.....................   1,554,135
 First Union National Bank, 6.610% due 5/23/01.....................      34,605
 Key Bank Corp., 5.880% due 2/14/01................................      96,813
                                                                    -----------
Total.............................................................. $36,538,274
                                                                    ===========

Small Capitalization Growth Investments

Security Description                                                  Value
-------------------------------------------------------------------------------
Time Deposits:
 Bank Brussels Lambert, 6.670% due 9/1/00......................... $ 22,590,782
 Bank Brussels Lambert, 6.680% due 9/1/00.........................    3,617,528
 Barclays Bank PLC, 6.600% due 9/1/00.............................      155,508
 Barclays Bank PLC, 6.630% due 9/1/00.............................   32,214,384
 Barclays de Zoete, 6.660% due 9/1/00.............................   33,045,260
 Chase Bank, 6.690% due 9/1/00....................................   33,045,260
 Sanwa Bank, 6.620% due 10/5/00...................................    2,618,980
 Wells Fargo Bank, 6.660% due 9/1/00..............................   86,850,148
Floating Rate Certificate of Deposit:
 Comerica Bank, 5.860% due 2/14/01................................    4,518,551
Floating Rate Notes:
 Bear Stearns Co., 6.680% due 7/13/01.............................      901,052
 Bear Stearns Co., 6.650% due 8/10/01.............................    1,437,492
 First Union National Bank, 6.510% due 5/21/01....................    7,304,433
 First Union National Bank, 6.610% due 5/23/01....................      966,778
 Key Bank Corp., 5.880% due 2/14/01...............................    2,963,489
 Morgan Stanley, 5.750% due 11/2/00...............................    1,555,435
 Sigma Finance Corp., 6.630% due 12/4/00..........................    1,574,461
                                                                   ------------
Total............................................................. $235,359,541
                                                                   ============

Notes to Financial Statements
(continued)

International Equity Investments

Security Description                                                  Value
-------------------------------------------------------------------------------
Time Deposits:
 Banca Commerciale Italiano, London, 6.690% due 9/1/00............ $  5,542,070
 Bank of Austria, 6.690% due 9/1/00...............................    5,542,070
 Banque Bruxelles Lambert, London, 6.690% due 9/1/00..............    4,917,327
 Banque International Luxembourg, London, 6.690% due 9/1/00.......    5,542,069
 Barclays Bank PLC, 6.670% due 9/1/00.............................    5,542,069
 Bayerische Landesbank, Paris, 6.690% due 9/1/00..................    1,269,638
 Credit Commerciale de France, 6.690% due 9/1/00..................    5,542,069
 Deutsche Bank, Toronto, 6.690% due 9/1/00........................    5,542,069
 Rabobank, London, 6.660% due 9/1/00..............................    5,542,069
 Royal Bank of Canada, London, 6.670% due 9/1/00..................    5,542,069
 Societe Generale, 6.660% due 9/1/00..............................    5,542,069
Commercial Paper:
 Associates First Capital Corp., 6.670% due 9/1/00................    5,037,311
 Barton Capital Corp., 6.670% due 9/1/00..........................    5,218,655
 General Electric Credit Corp., 6.670% due 9/1/00.................    5,037,311
 Koch Industries Inc., 6.660% due 9/1/00..........................    5,037,313
 Lexington Parker Capital, 6.690% due 9/1/00......................    5,037,309
 New Center Asset Trust, 6.670% due 9/1/00........................    5,037,311
 Sheffield Receivable Corp., 6.650% due 9/1/00....................    5,865,449
 UBS Finance (Delaware) Inc., 6.650% due 9/1/00...................    5,742,538
Repurchase Agreements:
 Bear Stearns Co., 6.620% due 9/1/00..............................    6,549,718
 J.P. Morgan Securities Co., 6.710% due 9/1/00....................   10,076,490
 Morgan Stanley, 6.640% due 9/1/00................................    1,894,956
                                                                   ------------
Total............................................................. $116,599,949
                                                                   ============

Emerging Markets Equity Investments

Security Description                                                  Value
-------------------------------------------------------------------------------
Time Deposits:
 Banca Commerciale Italiano, London, 6.690% due 9/1/00............ $     44,655
 Bank of Austria, 6.690% due 9/1/00...............................       44,655
 Banque Bruxelles Lambert, London, 6.690% due 9/1/00..............       39,621
 Banque International Luxembourg, London, 6.690% due 9/1/00.......       44,655
 Barclays Bank PLC, 6.670% due 9/1/00.............................       44,655
 Bayerische Landesbank, Paris, 6.690% due 9/1/00..................       10,230
 Credit Commerciale de France, 6.690% due 9/1/00..................       44,655
 Deutsche Bank, Toronto, 6.690% due 9/1/00........................       44,655
 Rabobank, London, 6.660% due 9/1/00..............................       44,655
 Royal Bank of Canada, London, 6.670% due 9/1/00..................       44,655
 Societe Generale, 6.660% due 9/1/00..............................       44,655
Commercial Paper:
 Associates First Capital Corp., 6.670% due 9/1/00................       40,588
 Barton Capital Corp., 6.670% due 9/1/00..........................       42,049
 General Electric Credit Corp., 6.670% due 9/1/00.................       40,588
 Koch Industries Inc., 6.660% due 9/1/00..........................       40,588
 Lexington Parker Capital, 6.690% due 9/1/00......................       40,588
 New Center Asset Trust, 6.670% due 9/1/00........................       40,588
 Sheffield Receivable Corp., 6.650% due 9/1/00....................       47,261
 UBS Finance (Delaware) Inc., 6.650% due 9/1/00...................       46,270
Repurchase Agreements:
 Bear Stearns Co., 6.620% due 9/1/00..............................       81,191
 J.P. Morgan Securities Co., 6.710% due 9/1/00....................       52,774
 Morgan Stanley, 6.640% due 9/1/00................................       15,269
                                                                   ------------
Total............................................................. $    939,500
                                                                   ============

Notes to Financial Statements
(continued)

International Fixed Income Investments

Security Description                                                   Value
-------------------------------------------------------------------------------
Time Deposits:
 Banca Commerciale Italiano, London, 6.690% due 9/1/00............. $ 1,664,499
 Bank of Austria, 6.690% due 9/1/00................................   1,664,499
 Banque Bruxelles Lambert, London, 6.690% due 9/1/00...............   1,476,864
 Banque International Luxembourg, London, 6.690% due 9/1/00........   1,664,499
 Barclays Bank PLC, 6.670% due 9/1/00..............................   1,664,499
 Bayerische Landesbank, Paris, 6.690% due 9/1/00...................     381,322
 Credit Commerciale de France, 6.690% due 9/1/00...................   1,664,499
 Deutsche Bank, Toronto, 6.690% due 9/1/00.........................   1,664,499
 Rabobank, London, 6.660% due 9/1/00...............................   1,664,499
 Royal Bank of Canada, London, 6.670% due 9/1/00...................   1,664,499
 Societe Generale, 6.660% due 9/1/00...............................   1,664,499
Commercial Paper:
 Associates First Capital Corp., 6.670% due 9/1/00.................   1,512,900
 Barton Capital Corp., 6.670% due 9/1/00...........................   1,567,365
 General Electric Credit Corp., 6.670% due 9/1/00..................   1,512,900
 Koch Industries Inc., 6.660% due 9/1/00...........................   1,512,901
 Lexington Parker Capital, 6.690% due 9/1/00.......................   1,512,901
 New Center Asset Trust, 6.670% due 9/1/00.........................   1,512,900
 Sheffield Receivable Corp., 6.650% due 9/1/00.....................   1,761,622
 UBS Finance (Delaware) Inc., 6.650% due 9/1/00....................   1,724,708
Repurchase Agreements:
 Bear Stearns Co., 6.620% due 9/1/00...............................   3,026,362
 J.P. Morgan Securities Co., 6.710% due 9/1/00.....................   1,967,135
 Morgan Stanley, 6.640% due 9/1/00.................................     569,129
                                                                    -----------
Total.............................................................. $35,019,500
                                                                    ===========

Balanced Investments

Security Description                                                   Value
-------------------------------------------------------------------------------
Time Deposits:
 Bank Brussels Lambert, 6.660% due 9/1/00........................... $  193,342
 Barclays Bank PLC, 6.630% due 9/1/00...............................    279,378
 Barclays de Zoete, 6.680% due 9/1/00...............................    243,779
 Chase Bank, 6.690% due 9/1/00......................................    243,779
 Wells Fargo Bank, 6.660% due 9/1/00................................    640,705
Floating Rate Certificate of Deposit:
 Comerica Bank, 5.860% due 2/14/01..................................    135,102
Floating Rate Notes:
 Key Bank Corp., 5.880% due 2/14/01.................................     35,205
 Morgan Stanley, 5.750% due 11/2/00.................................    138,101
 Sigma Finance Corp., 6.480% due 11/6/00............................    125,637
 Sigma Finance Corp., 6.630% due 12/4/00............................    170,079
Yankee Certificates of Deposit:
 Sanwa Bank, 6.620% due 10/5/00.....................................    232,573
 Sanwa Bank, 6.620% due 2/14/01.....................................     58,870
                                                                     ----------
Total .............................................................. $2,496,550
                                                                     ==========

In addition to the above noted cash collateral, International Equity Invest-ments held securities collateral with a market value of $589,074 as of August 31, 2000.

Notes to Financial Statements
(continued)

Income earned by the Portfolios from securities lending for the year ended Au-gust 31, 2000 were as follows:

Portfolio                                                              Value
-------------------------------------------------------------------------------
Small Capitalization Value Equity Investments....................... $  256,829
Small Capitalization Growth Investments.............................  1,182,842
International Equity Investments....................................    773,810
Emerging Markets Equity Investments.................................     35,289
International Fixed Income Investments..............................     45,101
Balanced Investments ...............................................      6,112

12. Swap Contracts

Emerging Markets Equity Investments has entered into an index swap agreement with Merrill Lynch International ("MLI"). The Portfolio will record the differ-ence between a predetermined fixed interest rate and the closing value on the MSCI India Index. These differences are netted out in a cash settlement on the expiration date, with the Portfolio receiving or paying, as the case may be, only the net amount of the two differences. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. As of August 31, 2000, the Portfolio entered into the following index swap agreement:

Swap Counterparty.......  Merrill Lynch International
Effective Date..........  June 7, 2000
Notional Amount.........  $3,000,000
Payments Made by the
 Portfolio..............  Fixed Rate 3.07%
Payments Received by the
 Portfolio..............  Floating Rate (MSCI India U.S. Dollar Price Return Index)
Termination Date........  December 1, 2000
Unrealized Appreciation
 as of August 31, 2000..  $12,143

13. Shares of Beneficial Interest

At August 31, 2000, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. Transactions in shares were as follows:

                                                  Year Ended      Year Ended
                                                August 31, 2000 August 31, 1999
                                                --------------- ---------------
Small Capitalization Value Equity Investments
Shares sold....................................    39,831,689      52,439,364
Shares issued on reinvestment..................     2,499,302      19,687,603
Shares reacquired..............................   (33,310,074)    (67,623,981)
                                                 ------------     -----------
Net Increase...................................     9,020,917       4,502,986
                                                 ============     ===========
Small Capitalization Growth Investments
Shares sold....................................    34,624,515      23,026,786
Shares issued on reinvestment..................     6,431,448       2,140,083
Shares reacquired..............................   (38,404,335)    (30,203,582)
                                                 ------------     -----------
Net Increase (Decrease)........................     2,651,628      (5,036,713)
                                                 ============     ===========
International Equity Investments
Shares sold....................................   105,173,150      67,405,362
Shares issued on reinvestment..................    10,736,350       7,749,314
Shares reacquired..............................  (111,118,389)    (88,204,125)
                                                 ------------     -----------
Net Increase (Decrease)........................     4,791,111     (13,049,449)
                                                 ============     ===========
Emerging Markets Equity Investments
Shares sold....................................   202,690,130      35,288,902
Shares issued on reinvestment..................     1,253,787         441,104
Shares reacquired..............................  (230,891,689)    (41,373,785)
                                                 ------------     -----------
Net Decrease...................................   (26,947,772)     (5,643,779)
                                                 ============     ===========

Notes to Financial Statements
(continued)

                                                   Year Ended      Year Ended
                                                 August 31, 2000 August 31, 1999
                                                 --------------- ---------------
International Fixed Income Investments
Shares sold.....................................   11,789,951      12,322,760
Shares issued on reinvestment...................    1,499,605       1,331,308
Shares reacquired...............................   (9,908,083)     (7,518,237)
                                                   ----------      ----------
Net Increase....................................    3,381,473       6,135,831
                                                   ==========      ==========
Balanced Investments
Shares sold.....................................    2,303,883       3,008,224
Shares issued on reinvestment...................    1,043,398         795,738
Shares reacquired...............................   (4,649,658)     (3,540,988)
                                                   ----------      ----------
Net Increase (Decrease).........................   (1,302,377)        262,974
                                                   ==========      ==========

Financial Highlights

For a share of beneficial interest outstanding throughout each year ended Au-gust 31:

Small Capitalization Value
Equity Investments
------------------------------------------------------------------------------
                                     2000     1999   1998(1)    1997    1996
                                          ------------------------------------
Net Asset Value, Beginning of
 Year.............................. $10.56   $11.11  $14.45    $11.11  $10.01
                                    ------   ------  ------    ------  ------
Income (Loss) From Operations:
 Net investment income.............   0.20     0.19    0.17      0.19    0.16
 Net realized and unrealized gain
  (loss)...........................   0.30     1.28   (1.66)     4.22    1.08
                                    ------   ------  ------    ------  ------
Total Income (Loss) From Opera-
 tions.............................   0.50     1.47   (1.49)     4.41    1.24
                                    ------   ------  ------    ------  ------
Less Distributions From:
 Net investment income.............  (0.16)   (0.20)  (0.13)    (0.19)  (0.14)
 Net realized gains................  (0.18)   (1.82)  (1.72)    (0.88)     --
                                    ------   ------  ------    ------  ------
Total Distributions................  (0.34)   (2.02)  (1.85)    (1.07)  (0.14)
                                    ------   ------  ------    ------  ------
Net Asset Value, End of Year....... $10.72   $10.56  $11.11    $14.45  $11.11
                                    ======   ======  ======    ======  ======
Total Return.......................   5.09%   13.61% (12.84)%   42.40%  12.48%
Net Assets, End of Year (mil-
 lions)............................   $852     $744    $740      $622    $479
Ratios to Average Net Assets:
 Expenses..........................   0.91%    0.96%   0.94%     0.90%   0.95%
 Net investment income.............   2.12     1.70    1.45      1.62    1.52
Portfolio Turnover Rate............     72%      53%     59%       53%     39%
Small Capitalization Growth
Investments
------------------------------------------------------------------------------
                                     2000(1)  1999    1998      1997    1996
                                          ------------------------------------
Net Asset Value, Beginning of
 Year.............................. $17.93   $12.83  $18.29    $17.79  $17.19
                                    ------   ------  ------    ------  ------
Income (Loss) From Operations:
 Net investment loss...............  (0.11)   (0.07)  (0.07)    (0.06)  (0.08)
 Net realized and unrealized gain
  (loss)...........................   8.66     5.68   (4.23)     2.87    3.36
                                    ------   ------  ------    ------  ------
Total Income (Loss) From Opera-
 tions.............................   8.55     5.61   (4.30)     2.81    3.28
                                    ------   ------  ------    ------  ------
Less Distributions From:
 Net realized gains................  (2.12)   (0.51)  (1.16)    (2.31)  (2.68)
                                    ------   ------  ------    ------  ------
Total Distributions................  (2.12)   (0.51)  (1.16)    (2.31)  (2.68)
                                    ------   ------  ------    ------  ------
Net Asset Value, End of Year....... $24.36   $17.93  $12.83    $18.29  $17.79
                                    ======   ======  ======    ======  ======
Total Return.......................  50.57%   44.32% (25.10)%   17.53%  21.33%
Net Assets, End of Year (mil-
 lions)............................ $1,572   $1,109    $859      $777    $494
Ratios to Average Net Assets:
 Expenses..........................   0.98%    0.93%   1.01%     0.90%   1.00%
 Net investment loss...............  (0.50)   (0.39)  (0.43)    (0.39)  (0.49)
Portfolio Turnover Rate............    110%     108%     91%       81%     83%

------
(1) Per share amounts have been calculated using the monthly average shares method.

Financial Highlights
(continued)

For a share of beneficial interest outstanding throughout each year ended Au-gust 31:

International Equity
Investments
--------------------------------------------------------------------------------
                                 2000      1999      1998       1997     1996
                               ------------------------------------------------
Net Asset Value, Beginning of
 Year........................    $12.43    $10.69    $10.63     $10.49   $10.50
                               --------  --------  --------   --------  -------
Income From Operations:
 Net investment income.......      0.14      0.09      0.14       0.09       --
 Net realized and unrealized
  gain.......................      2.19      2.39      0.21       0.87     0.44
                               --------  --------  --------   --------  -------
Total Income From Opera-
 tions.......................      2.33      2.48      0.35       0.96     0.44
                               --------  --------  --------   --------  -------
Less Distributions From:
 Net investment income.......     (0.11)    (0.15)    (0.17)     (0.12)   (0.17)
 Net realized gains..........     (1.15)    (0.59)    (0.12)     (0.70)   (0.28)
                               --------  --------  --------   --------  -------
Total Distributions..........     (1.26)    (0.74)    (0.29)     (0.82)   (0.45)
                               --------  --------  --------   --------  -------
Net Asset Value, End of
 Year........................    $13.50    $12.43    $10.69     $10.63   $10.49
                               ========  ========  ========   ========  =======
Total Return.................     19.17%    24.06%     3.53%      9.53%    4.23%
Net Assets, End of Year (mil-
 lions)......................    $1,569    $1,385    $1,331     $1,136     $844
Ratios to Average Net Assets:
 Expenses(1).................      0.94%     0.82%     0.90%      0.97%    1.00%
 Net investment income
  (loss).....................      0.54      0.90      1.23       0.70    (0.12)
Portfolio Turnover Rate......        75%       45%       45%        32%      50%

Emerging Markets Equity
Investments
--------------------------------------------------------------------------------
                               2000(2)   1999(2)     1998       1997     1996
                               ------------------------------------------------
Net Asset Value, Beginning of
 Year........................     $6.74     $4.37     $9.31      $8.50    $7.85
                               --------  --------  --------   --------  -------
Income (Loss) From Opera-
 tions:
 Net investment income
  (loss)(3)..................     (0.02)     0.05      0.06       0.04     0.03
 Net realized and unrealized
  gain (loss)................      0.67      2.36     (4.44)      0.79     0.62
                               --------  --------  --------   --------  -------
Total Income (Loss) From Op-
 erations....................      0.65      2.41     (4.38)      0.83     0.65
                               --------  --------  --------   --------  -------
Less Distributions From:
 Net investment income.......     (0.04)    (0.04)    (0.10)     (0.01)      --
 Net realized gains..........        --        --     (0.46)     (0.01)      --
                               --------  --------  --------   --------  -------
Total Distributions..........     (0.04)    (0.04)    (0.56)     (0.02)      --
                               --------  --------  --------   --------  -------
Net Asset Value, End of
 Year........................     $7.35     $6.74     $4.37      $9.31    $8.50
                               ========  ========  ========   ========  =======
Total Return.................      9.62%    55.37%   (49.49)%     9.88%    8.28%
Net Assets, End of Year
 (000s)......................  $305,066  $317,626  $230,526   $226,280  $97,489
Ratios to Average Net Assets:
 Expenses(3)(4)..............      1.66%     1.72%     1.69%      1.60%    1.84%
 Net investment income
  (loss).....................     (0.24)     0.84      0.80       0.39     0.26
Portfolio Turnover Rate......       110%      135%      139%       105%     106%

------
(1) During the year ended August 31, 1996, the Portfolio earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the ratio of expenses to average net assets for Inter-national Equity Investments would be 1.00%; prior year numbers have not been restated to reflect these numbers.
(2) Per share amounts have been calculated using the monthly average shares method.
(3) Expense ratios and the per share decreases in net investment income before fee waivers and/or expense reimbursements were as follows:

                                                                  Expense Ratios
                                                   Net Investment    Without
                                                     Income Per   Waivers and/or
                                                   Share Decrease Reimbursements
                                                   -------------- --------------
   Portfolio                                            1996           1996
   ---------                                            ----           ----
   Emerging Markets Equity Investments............     $0.01           1.97%

(4) During the year ended August 31, 1996, the portfolio earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the ratio of expenses to average net assets for Emerg-ing Markets Equity Investments would be 1.80%; prior year numbers have not been restated to reflect these numbers.

Financial Highlights
(continued)

For a share of beneficial interest outstanding throughout each year ended Au-gust 31:

International Fixed
Income Investments
--------------------------------------------------------------------------------
                           2000(1)    1999(1)      1998       1997       1996
                           ----------------------------------------------------
Net Asset Value, Begin-
 ning of Year ...........     $8.10      $8.34      $8.21      $9.11      $9.01
                           --------   --------   --------   --------   --------
Income (Loss) From Operations:
 Net investment income...      0.36       0.42       0.51       0.51       0.55
 Net realized and
  unrealized gain
  (loss).................     (0.84)     (0.24)      0.31      (0.62)      0.49
                           --------   --------   --------   --------   --------
Total Income (Loss) From
 Operations..............     (0.48)      0.18       0.82      (0.11)      1.04
                           --------   --------   --------   --------   --------
Less Distributions From:
 Net investment income...     (0.06)     (0.42)     (0.27)     (0.55)     (0.94)
 Net realized gains......        --         --      (0.34)     (0.24)        --
 Capital.................     (0.32)     (0.00)*    (0.08)        --         --
                           --------   --------   --------   --------   --------
Total Distributions......     (0.38)     (0.42)     (0.69)     (0.79)     (0.94)
                           --------   --------   --------   --------   --------
Net Asset Value, End of
 Year....................     $7.24      $8.10      $8.34      $8.21      $9.11
                           ========   ========   ========   ========   ========
Total Return.............     (6.13)%     2.30%     10.45%     (1.52)%    12.05%
Net Assets, End of Year
 (000s)..................  $235,566   $236,254   $192,068   $125,610   $129,410
Ratios to Average Net As-
 sets:
 Expenses(2).............      0.98%      0.94%      0.97%      0.99%      1.02%
 Net investment income...      4.70       4.85       5.39       5.87       6.34
Portfolio Turnover Rate..       225%       204%       211%       251%       211%
Balanced Investments
--------------------------------------------------------------------------------
                             2000       1999       1998       1997       1996
                           ----------------------------------------------------
Net Asset Value, Begin-
 ning of Period..........    $11.41     $10.87     $12.01     $10.00      $9.37
                           --------   --------   --------   --------   --------
Income (Loss) From Opera-
 tions:
 Net investment in-
  come(3)................      0.30       0.25       0.26       0.27       0.29
 Net realized and
  unrealized gain
  (loss).................      1.19       1.74      (0.53)      2.27       0.95
                           --------   --------   --------   --------   --------
Total Income (Loss) From
 Operations..............      1.49       1.99      (0.27)      2.54       1.24
                           --------   --------   --------   --------   --------
Less Distributions From:
 Net investment income...     (0.24)     (0.29)     (0.30)     (0.27)     (0.28)
 Net realized gains......     (1.48)     (1.16)     (0.57)     (0.26)     (0.33)
                           --------   --------   --------   --------   --------
Total Distributions......     (1.72)     (1.45)     (0.87)     (0.53)     (0.61)
                           --------   --------   --------   --------   --------
Net Asset Value, End of
 Period..................    $11.18     $11.41     $10.87     $12.01     $10.00
                           ========   ========   ========   ========   ========
Total Return.............     14.45%     18.78%     (2.85)%    26.05%     13.60%
Net Assets, End of Period
 (000s)..................   $58,810    $74,866    $68,470    $89,789    $50,281
Ratios to Average Net As-
 sets:
 Expenses(3).............      1.00%      0.85%      1.00%      1.00%      1.00%
 Net investment income...      2.60       1.77       1.92       2.49       2.85
Portfolio Turnover Rate..       303%       332%        57%        67%        47%

------
(1) Per share amounts have been calculated using the monthly average shares method.
(2) During the years ended August 31, 1997 and August 31, 1996, the Portfolio earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the ratio of expenses to average net assets for International Fixed Income Investments would be 0.97% and 0.97%, respectively; prior year numbers have not been restated to reflect these numbers.
(3) Expense ratios and the per share decreases in net investment income before fee waivers and/or expense reimbursements were as follows:

                               Net Investment Income       Expense Ratios Without Waivers
                                Per Share Decrease             and/or Reimbursements
                            ---------------------------- ------------------------------------
   Portfolio                2000  1999 1998 1997   1996   2000    1999   1998   1997    1996
   ---------                ----- ---- ---- -----  ----- ------  ------ ------ ------  ------
   Balanced Investments.... $0.02 N/A  N/A  $0.00* $0.03   1.16%   N/A    N/A    1.02%   1.26%

* Amount represents less than $0.01 per share.

Independent Auditors' Report
The Shareholders and Board of Trustees of
Consulting Group Capital Markets Funds:

We have audited the accompanying statements of assets and liabilities, includ-ing the schedules of investments, of Small Capitalization Value Equity Invest-ments, Small Capitalization Growth Investments, International Equity Invest-ments, International Fixed Income Investments, Emerging Markets Equity Invest-ments and Balanced Investments ("Portfolios") of Consulting Group Capital Mar-kets Funds ("Fund") as of August 31, 2000, and the related statements of opera-tions for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's man-agement. Our responsibility is to express an opinion on these financial state-ments and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2000, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios of the Fund as of August 31, 2000, and the results of their opera-tions for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                              /s/ KPMG LLP

New York, New York
October 15, 2000

Tax Information
(unaudited)
The following August 31, 2000 fiscal year end disclosures are of various tax benefits that will be reported to shareholders at calendar year end.

  The Portfolios listed below designate for Federal income tax purposes the following amounts as long term capital gain distributions paid:

    Small Capitalization Value Equity Investments................. $ 13,204,272
    Small Capitalization Growth Investments.......................   84,344,090
    International Equity Investments..............................  122,402,729
    Balanced Investments..........................................    9,419,182

  The following percentages of ordinary income distributions have been desig-nated as qualifying for the dividends received deduction available to corpo-rate shareholders.

    Small Capitalization Value Equity Investments.................        85.59%
    Small Capitalization Growth Investments.......................         6.15
    Balanced Investments..........................................        24.83

The total foreign sourced income received by International Equity Investments and Emerging Markets Equity Investments, respectively, were $0.1914 per share
(or a total amount of $22,241,602) and $0.0943 per share (or a total amount of $3,913,934). The total amounts of foreign taxes paid, again respectively, were $0.0219 per share (or a total amount of $2,549,778) and $0.0121 per share (or a total amount of $501,052).

The following percentage of ordinary income distributions have been derived from investments in U.S. Government and Agency Obligations. All or a portion of the corresponding percentage may be exempt from taxation at the state level.

    Balanced Investments..........................................        21.14%

The above figures may differ from those cited elsewhere in this report due to differences in the calculations of income and capital gain for Securities and Exchange Commission (book) purposes and Internal Revenue Service (tax) purpos-es.

                  S A L O M O N S M I T H B A R N E Y . C O M



--------------------------------------------------------------------------------




                              SALOMON SMITH BARNEY
                              --------------------
                          A member of citigroup [LOGO]

       Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.


  This report is submitted for the general information of the shareholders of Consulting Group Capital Markets Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Trust which contains information concerning the Trust's Investment policies, charges and expenses as well as other pertinent information.

 TK 2120B, 8/00 Consulting Group Capital Markets Funds . 222 Delaware Avenue .
                          Wilmington, Delaware . 19801